UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07822

AMERICAN CENTURY INVESTMENT TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON
4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2010

ITEM 1. REPORTS TO STOCKHOLDERS

Annual Report
March 31, 2010

American Century Investments®

Prime Money Market Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

Prime Money Market

Performance	4
Yields	5
Weighted Average Maturity/Life	6
Portfolio Composition by Maturity	6

Shareholder Fee Example	7

Financial Statements

Schedule of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	28

Other Information

Management	29
Board Approval of Management Agreements	33
Additional Information	39
Index Definitions	40

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended March 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic and Market Rebound

Fixed-income markets witnessed a historically wide dispersion of returns in the 12 months ended March 31, 2010 (see the accompanying table), which captured the rebound of the U.S. economy and financial markets from the depths of the recession and credit crisis. The foundation for this dramatic turnaround was laid by the government’s extraordinary monetary and fiscal stimulus policies taken in response to the financial crisis in late 2008.

These stimulus measures helped the U.S. economy emerge from the Great Recession and return to positive growth in the second half of 2009, while inflation remained tame. Nevertheless, the unemployment rate stood at 9.7% in March 2010 and bank lending—a key driver of economic growth—remained weak. In that environment, the Federal Reserve (Fed) held its short-term rate target near 0%, where it’s stood since December 2008.

Historic Extremes in Bond Performance

Better economic and market conditions caused a reversal of the trading that colored the credit crisis, when the lowest-rated bonds performed worst and investors favored the safety of Treasuries over virtually every other type of investment. This sharp reversal meant calendar 2009 was the worst year on record for longer-term Treasury bonds, while credit-sensitive bonds enjoyed their best year ever. These performance trends continued into 2010; as a result, high-yield and investment-grade corporate bonds enjoyed remarkable returns in the 12 months ended in March. At the same time, intermediate- and long-term Treasuries produced very poor performance as investors worried about the effect of massive debt and unprecedented monetary policies on future inflation and interest rates. With short rates anchored by the Fed, declining prices and rising yields for longer-dated Treasuries meant the difference in yield between short- and long-term bonds approached historic wides (the yield curve steepened).

Mortgage-backed securities had modest, positive returns, buoyed by the Fed’s active support for this market, which ended in March 2010. Cash returns were essentially flat, reflecting the Fed’s policy of extremely low rates. For the fiscal year, the Barclays Capital U.S. Aggregate Index (a broad-based bond index) rose 7.69%, as Treasuries’ negative returns offset the strong performance of credit-sensitive sectors.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2010
Treasury Bellwethers		Barclays Capital U.S. Bond Market Indices
3-Month Bill	0.19%	Corporate High Yield	56.18%
2-Year Note	1.58%	Corporate Investment-Grade	23.80%
10-Year Note	–6.35%	Aggregate	7.69%
30-Year Bond	–14.43%	TIPS (inflation-linked)	6.18%
		Mortgage (mortgage-backed)	5.21%
		Treasury	–1.18%

3

Performance

Prime Money Market

Total Returns as of March 31, 2010
			Average Annual Returns
	Ticker				Since	Inception
	Symbol	1 year	5 years	10 years	Inception	Date
Investor Class	BPRXX	0.20%(1)	3.00%(1)	2.67%(1)	3.60%	11/17/93
Barclays Capital U.S. 1-3
Month Treasury Bill Index(2)	—	0.13%	2.77%	2.71%	3.62%(3)	—
90-Day U.S. Treasury
Bill Index(4)	—	0.12%	2.61%	2.56%	3.49%(3)	—
Lipper Money Market
Instrument Funds
Average Return(4)	—	0.07%	2.59%	2.35%	3.39%(3)	—
Investor Class’s Lipper
Ranking among Money
Market Instrument Funds(4)	—	25 of 293	19 of 257	33 of 204	24 of 103(3)	—
A Class	ACAXX	0.10%(1)	2.78%(1)	2.43%(1)	2.74%(1)	8/28/98
B Class	BPMXX					1/31/03
No sales charge*		0.01%(1)	2.15%(1)	—	1.59%(1)
With sales charge*		-3.99%(1)	1.96%(1)	—	1.59%(1)
C Class	ARCXX	0.02%(1)	2.35%(1)	—	1.62%(1)	5/7/02
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class and C Class shares may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Class returns would have been lower if American Century Investments had not voluntarily waived a portion of its management fees and/or its distribution and/or service fees, as applicable.
(2) In January 2010, the fund’s benchmark changed from the 90-Day U.S. Treasury Bill Index to the Barclays Capital U.S. 1-3 Month Treasury Bill
Index. This reflects a change in the portfolio management analytics software used by American Century Investments’ fixed-income teams. The investment process is unchanged.
(3)	Since 11/30/93, the date nearest the Investor Class’s inception for which data are available.
(4)	Data provided by Lipper Inc. – A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

4

Prime Money Market
Total Annual Fund Operating Expenses
Investor Class	A Class	B Class	C Class
0.61%	0.86%	1.61%	1.36%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Yields as of March 31, 2010
7-Day Current Yield	After Waiver(1)	Before Waiver
Investor Class	0.01%	-0.21%
A Class	0.01%(2)	-0.46%
B Class	0.01%(2)	-1.21%
C Class	0.01%(2)	-0.96%

7-Day Effective Yield(1)
Investor Class	0.01%
A Class(2)	0.01%
B Class(2)	0.01%
C Class(2)	0.01%
(1)	The yields presented reflect the waiver of a portion of the fund’s management fees. Without such waiver, the 7-day yields would have been lower.
(2)	The yields presented reflect the waiver of a portion of the class’s distribution and/or service fees. Without such waiver, the 7-day yields would have been lower.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

5

Prime Money Market

Weighted Average Maturity/Life
3/31/10
Weighted Average Maturity	52 days
Weighted Average Life	62 days

Portfolio Composition by Maturity
% of
fund investments
as of 3/31/10
1-30 days	52%
31-90 days	30%
91-180 days	12%
More than 180 days	6%

6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2009 to March 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information

7

to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)	Annualized
	10/1/09	3/31/10	10/1/09 - 3/31/10	Expense Ratio(1)
Actual
Investor Class (after waiver)(2)	$1,000	$1,000.10	$2.19	0.44%
Investor Class (before waiver)	$1,000	$1,000.10(3)	$2.84	0.57%
A Class (after waiver)(2)(4)	$1,000	$1,000.00	$2.19	0.44%
A Class (before waiver)	$1,000	$1,000.00(3)	$4.09	0.82%
B Class (after waiver)(2)(4)	$1,000	$1,000.10	$2.24	0.45%
B Class (before waiver)	$1,000	$1,000.10(3)	$7.88	1.58%
C Class (after waiver)(2)(4)	$1,000	$1,000.10	$2.24	0.45%
C Class (before waiver)	$1,000	$1,000.10(3)	$6.63	1.33%
Hypothetical
Investor Class (after waiver)(2)	$1,000	$1,022.74	$2.22	0.44%
Investor Class (before waiver)	$1,000	$1,022.09	$2.87	0.57%
A Class (after waiver)(2)(4)	$1,000	$1,022.74	$2.22	0.44%
A Class (before waiver)	$1,000	$1,020.84	$4.13	0.82%
B Class (after waiver)(2)(4)	$1,000	$1,022.69	$2.27	0.45%
B Class (before waiver)	$1,000	$1,017.05	$7.95	1.58%
C Class (after waiver)(2)(4)	$1,000	$1,022.69	$2.27	0.45%
C Class (before waiver)	$1,000	$1,018.30	$6.69	1.33%
(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	During the six months ended March 31, 2010, the investment advisor voluntarily waived a portion of its management fee.
(3)	Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.
(4)	During the six months ended March 31, 2010, the distributor voluntarily waived a portion of its distribution and service fees.

8

Schedule of Investments

Prime Money Market

MARCH 31, 2010
	Principal			Principal
	Amount	Value		Amount	Value
Commercial Paper(1) — 45.4%			Falcon Asset Securitization
			Co. LLC, 0.20%, 5/20/10(2)	$ 2,430,000	$ 2,429,339
Austin Texas, 0.25%, 4/6/10	$ 1,113,000	$ 1,112,961	Falcon Asset Securitization
Austin Texas, 0.25%, 4/7/10	1,742,000	1,741,927	Co. LLC, 0.21%, 5/21/10(2)	31,200,000	31,190,900
Austin Texas, 0.35%, 5/12/10	5,000,000	4,998,007	Govco LLC,
Austin Texas, 0.25%, 7/7/10	17,000,000	16,988,549	0.34%, 4/26/10(2)	9,200,000	9,197,828
BNP Paribas Finance, Inc.,			Govco LLC,
0.17%, 4/22/10	59,000,000	58,994,149	0.32%, 5/17/10(2)	40,000,000	39,983,644
Board of Trustees of			Govco LLC,
The Leland Stanford			0.22%, 5/25/10(2)	5,500,000	5,498,185
Junior University (The),			Govco LLC,
0.25%, 4/1/10	7,000,000	7,000,000	0.27%, 6/3/10(2)	2,626,000	2,624,759
Catholic Health Initiatives,			Govco LLC,
0.40%, 8/2/10	71,763,000	71,763,000	0.28%, 6/23/10(2)	16,500,000	16,489,348
Catholic Health Initiatives,			Govco LLC,
0.40%, 9/3/10	37,000,000	37,000,000	0.31%, 8/16/10(2)	45,000,000	44,946,913
Chariot Funding LLC,			Jupiter Securitization Co.
0.16%, 4/6/10(2)	5,000,000	4,999,889	LLC, 0.19%, 5/10/10(2)	30,000,000	29,993,825
Chariot Funding LLC,			Legacy Capital LLC,
0.20%, 4/26/10(2)	40,000,000	39,994,444	0.35%, 4/6/10(2)	46,000,000	45,997,764
Charta LLC,			Legacy Capital LLC,
0.21%, 4/13/10(2)	5,000,000	4,999,650	0.35%, 4/9/10(2)	14,000,000	13,998,911
Charta LLC,			Legacy Capital LLC,
0.23%, 5/4/10(2)	1,100,000	1,099,768	0.30%, 4/23/10(2)	27,600,000	27,594,940
Charta LLC,			Lexington Parker Capital,
0.21%, 5/10/10(2)	25,000,000	24,994,313	0.35%, 4/6/10(2)	42,500,000	42,497,934
Charta LLC,			Lexington Parker Capital,
0.23%, 5/11/10(2)	400,000	399,898	0.35%, 4/9/10(2)	39,000,000	38,996,967
Chicago Illinois,			Lexington Parker Capital,
0.35%, 6/3/10	20,000,000	19,987,750	0.35%, 5/7/10(2)	6,000,000	5,997,900
Chicago Midway Airport,			Nestle Finance International
0.23%, 4/7/10	8,550,000	8,550,000	Ltd., 0.28%, 8/24/10	10,250,000	10,238,440
Citibank Credit Card			Oakland-Alameda County,
Issuance Trust,			0.21%, 5/3/10	36,055,000	36,055,316
0.21%, 5/3/10(2)	45,000,000	44,991,600
			Oakland-Alameda County,
Citibank Credit Card			0.35%, 5/11/10	14,400,000	14,400,000
Issuance Trust,			Providence Health &
0.22%, 5/6/10(2)	3,925,000	3,924,160
			Services, 0.35%, 4/8/10	30,000,000	30,000,000
Citibank Credit Card			Providence Health &
Issuance Trust,			Services, 0.45%, 6/8/10	7,000,000	7,000,000
0.22%, 5/7/10(2)	6,000,000	5,998,680
			Regents of University of
Citibank Credit Card			California, 0.19%, 4/12/10	26,000,000	25,998,491
Issuance Trust,
0.24%, 5/24/10(2)	10,000,000	9,996,467	Regents of University of
Crown Point Capital Co. LLC,			California, 0.20%, 5/19/10	30,000,000	29,992,000
0.35%, 4/5/10(2)	33,000,000	32,998,717	Regents of University of
Crown Point Capital Co. LLC,			California, 0.20%, 5/25/10	25,750,000	25,742,275
0.35%, 5/18/10(2)	55,000,000	54,974,868	Salvation Army (The),
			0.18%, 4/8/10	9,135,000	9,134,680

9

Prime Money Market

	Principal			Principal
	Amount	Value		Amount	Value
Salvation Army (The),			Chicago O’Hare International
0.21%, 5/4/10	$17,000,000	$ 17,000,000	Airport Special Facility
Salvation Army (The),			Rev., (Lufthansa German),
0.22%, 5/19/10	3,000,000	2,999,120	VRDN, 0.33%, 4/7/10 (LOC:
Salvation Army (The),			Bayerische Landesbank)	$ 4,870,000	$ 4,870,000
0.23%, 6/29/10	31,865,000	31,846,730	Chula Vista Industrial
			Development Rev., Series
St. Joseph County,			2006 A, (San Diego
0.25%, 4/30/10	35,020,000	35,012,947	Gas & Electric Co.),
Toyota Credit Canada, Inc.,			VRDN, 0.28%, 4/7/10	15,900,000	15,900,000
0.21%, 4/5/10	20,000,000	19,999,533	Connecticut Housing
Toyota Financial Services			Finance Auth. Rev., Series
de Puerto Rico, Inc.,			2008 A5, (Housing Mortgage
0.20%, 4/1/10	20,000,000	20,000,000	Finance), VRDN, 0.23%,
Toyota Motor Credit Corp.,			4/1/10 (SBBPA: JPMorgan
0.30%, 4/23/10	30,000,000	29,994,500	Chase Bank N.A.)	48,285,000	48,285,000
TOTAL COMMERCIAL PAPER		1,160,361,986	El Monte COP, Series
			2003 B, (Community
Municipal Securities — 30.6%			Improvement), VRDN,
ABAG Finance Auth. for			0.60%, 4/1/10 (LOC:
Nonprofit Corps. Rev.,			Union Bank of CA N.A. and
(899 Charleston LLC),			California State Teachers’
VRDN, 0.33%, 4/1/10			Retirement System)	2,150,000	2,150,000
(LOC: LaSalle Bank N.A.)	5,650,000	5,650,000	Fairfax County Industrial
ABAG Finance Auth. for			Development Auth. Rev.,
Nonprofit Corps. Rev.,			Series 2010 A2, (Inova
(Urban School of San			Health System), VRDN,
Francisco), VRDN, 0.61%,			0.23%, 5/3/10	18,000,000	18,000,000
4/1/10 (LOC: Allied Irish			Fairfield Pension Obligation
Bank plc)	4,670,000	4,670,000	Rev., Series 2005 A, VRDN,
Alameda County Industrial			0.65%, 4/1/10 (LOC:
Development Auth. Rev.,			Landesbank Hessen-
(Segale Bros. Wood			Thuringen Girozentrale)	5,420,000	5,420,000
Products), VRDN, 0.30%,			Glendale Industrial
4/1/10 (LOC: Bank			Development Auth.
of the West)	1,920,000	1,920,000	Rev., Series 2005 A,
California Health Facilities			(Thunderbird-Garvin
Financing Auth. Rev., Series			School), VRDN, 0.40%,
2008 B, (Scripps Health),			4/1/10 (LOC: Bank of
VRDN, 0.26%, 4/7/10 (LOC:			New York)	6,800,000	6,800,000
Wachovia Bank N.A.)	12,000,000	12,000,000	Harris County Health
California State Department			Facilities Development
of Water Resources Power			Corp. Rev., Series 2008
Supply Rev., Series 2005			A2, (Methodist Hospital
G3, VRDN, 0.32%, 4/1/10			System), VRDN,
(AGM) (SBBPA: JPMorgan			0.28%, 4/1/10	7,000,000	7,000,000
Chase Bank N.A.)	3,000,000	3,000,000	Highlands County Health
Camden County Public			Facilities Auth. Rev.,
Service Auth. Rev., (St.			Series 2005 I, (Adventist
Marys), VRDN, 0.32%,			Health System), VRDN,
4/1/10 (AGC) (SBBPA: Bank			0.25%, 4/1/10	7,500,000	7,500,000
of America N.A.)	23,395,000	23,395,000

10

Prime Money Market

	Principal			Principal
	Amount	Value		Amount	Value
Idaho Health Facilities Auth.			Long Beach Rev., Series
Rev., (St. Lukes Regional			2004 A, (Towne Center Site),
Medical Center), VRDN,			VRDN, 1.00%, 4/1/10 (LOC:
0.36%, 4/1/10 (AGM)			Allied Irish Bank plc)	$ 5,580,000	$ 5,580,000
(SBBPA: Bayerische			Michigan GO, Series 2009 A,
Landesbank)	$44,865,000	$ 44,865,000	2.00%, 9/30/10	10,000,000	10,072,986
Illinois GO, 2.00%, 4/13/10	15,000,000	15,006,752	Midwestern University
Illinois GO, 4.00%, 5/20/10	25,500,000	25,594,919	Foundation Rev., Series
Illinois GO, 2.00%, 6/10/10	50,000,000	50,108,505	2009 A, VRDN, 0.28%,
			4/1/10 (LOC: Royal Bank
Indiana Finance Auth. Rev.,			of Canada)	5,000,000	5,000,000
Series 2008 E5, (Ascension
Health), VRDN,			Minnesota State Office
0.33%, 6/15/10	8,085,000	8,085,000	of Higher Education Rev.,
			Series 2008 A, (Suppl
Indiana Finance Auth. Rev.,			Student-A), VRDN, 0.28%,
Series 2008 E8, (Ascension			4/1/10 (LOC: U.S.
Health), VRDN,			Bank N.A.)	6,000,000	6,000,000
0.33%, 6/15/10	6,725,000	6,725,000
			Mississippi Business
Indiana Finance Auth. Rev.,			Finance Corp. Rev., (Medical
Series 2009 E4, (Ascension			Development Properties
Health), VRDN,			LLC), VRDN, 0.45%, 4/1/10
0.39%, 5/17/10	2,000,000	2,000,000	(LOC: BancorpSouth Bank
Iowa Finance Auth. Private			and FHLB)	5,395,000	5,395,000
College Rev., (Central			Mississippi Business Finance
College), VRDN, 0.32%,			Corp. Rev., Series 2006
4/1/10 (LOC: Wells			R1, (Brown Bottling Group,
Fargo Bank N.A.)	2,600,000	2,600,000	Inc.), VRDN, 0.45%, 4/1/10
JJB Properties LLC Rev.,			(LOC: Trustmark National
(Rental Property), VRDN,			Bank and FHLB)	4,245,000	4,245,000
0.40%, 4/1/10 (LOC: Arvest			Missouri State Health &
Bank and FHLB)	5,750,000	5,750,000	Educational Facilities Auth.
Kansas City Financing			Rev., Series 2009 C5,
Commission Tax Allocation			(Ascension Health), VRDN,
Rev., Series 2006 B,			0.39%, 5/17/10	2,000,000	2,000,000
(Briarcliff West), VRDN,			New Jersey Health Care
0.34%, 4/1/10 (LOC: M&I			Facilities Financing Auth.
Marshall & Ilsley Bank			Rev., Series 2009 C, (Virtua
and FHLB)	10,000,000	10,000,000	Health), VRDN, 0.35%,
Kentucky Housing Corp.			4/1/10 (LOC: JPMorgan
Rev., Series 2006 O, VRDN,			Chase N.A.)	9,000,000	9,000,000
0.34%, 4/1/10 (SBBPA:			New Mexico Educational
BNP Paribas)	14,085,000	14,085,000	Assistance Foundation Rev.,
Kentucky Housing Corp.			Series 2003 A2, VRDN,
Rev., Series 2007 O, VRDN,			0.32%, 4/7/10 (LOC: Royal
0.33%, 4/1/10 (SBBPA:			Bank of Canada)	7,000,000	7,000,000
Lloyds TSB Bank plc)	5,405,000	5,405,000	New York City Housing
Kentucky Housing Corp.			Development Corp.
Rev., Series 2008 B, VRDN,			Multifamily Rev., Series
0.35%, 4/1/10 (SBBPA:			2005 A, (270 East Burnside),
Lloyds TSB Bank plc)	6,825,000	6,825,000	VRDN, 0.25%, 4/7/10
Lansing Economic			(LIQ FAC: FNMA)	6,400,000	6,400,000
Development Corp. Rev.,			New York GO, Series 2008
(Accident Fund), VRDN,			J13, VRDN, 0.32%, 4/1/10
0.29%, 4/1/10 (LOC: FHLB)	8,000,000	8,000,000	(SBBPA: Lloyds TSB
			Bank plc)	72,900,000	72,900,000

11

Prime Money Market

	Principal			Principal
	Amount	Value		Amount	Value
New York State Housing			Santa Ana Multifamily
Finance Agency Rev., Series			Housing Auth. Rev.,
2003 A, (Biltmore Tower			Series 1996 A, (Vintage
Housing), VRDN, 0.25%,			Apartments), VRDN, 0.35%,
4/7/10 (LOC: FNMA)			4/1/10 (LOC: FNMA)
(LIQ FAC: FNMA)	$43,300,000	$ 43,300,000	(LIQ FAC: FNMA)	$ 5,235,000	$ 5,235,000
Pasadena COP, (Los Robles			Santa Rosa Pension
Avenue Parking Facilities),			Obligation Rev., Series 2003
VRDN, 0.45%, 4/6/10			A, VRDN, 0.65%, 4/1/10
(LOC: Bank of New York and			(LOC: Landesbank Hessen-
California State Teachers’			Thuringen Girozentrale)	13,270,000	13,270,000
Retirement System)	6,000,000	6,000,000	Southern California Public
Plymouth Rev., (Carlson			Power Auth. Rev.,
Center), VRDN, 0.35%,			(Tieton Hydropower),
4/1/10 (LOC: U.S.			2.00%, 8/16/10	4,000,000	4,019,459
Bank N.A.)	375,000	375,000	Texas GO, Series 2002 IB,
Portland GO, (Taxable			(Veterans Housing), VRDN,
Pension), VRDN, 0.36%,			0.30%, 4/7/10 (SBBPA:
4/7/10 (SBBPA: Landesbank			Landesbank Hessen-
Hessen-Thuringen			Thuringen Girozentrale)	13,345,000	13,345,000
Girozentrale)	77,055,000	77,054,687	University Hospitals Trust
Quincy Rev., (Blessing			Rev., Series 2005 B, VRDN,
Hospital), VRDN, 0.29%,			0.30%, 4/7/10 (LOC: Bank
4/1/10 (LOC: JPMorgan			of America N.A.)	5,200,000	5,200,000
Chase Bank N.A.)	3,700,000	3,700,000	University of Kansas Hospital
Rhode Island Health &			Auth. Health Facilities Rev.,
Educational Building Corp.			(Health System), VRDN,
Rev., (Bryant University),			0.32%, 4/1/10 (LOC:
VRDN, 0.27%, 4/7/10 (TD			U.S. Bank N.A.)	6,210,000	6,210,000
Banknorth N.A.)	20,400,000	20,400,000	Wisconsin Health &
Roanoke Industrial			Educational Facilities Auth.
Development Auth. Hospital			Rev., Series 2006 C, (Aurora
Rev., Series 2005 C1,			Health Care), VRDN,
(Carilion Health System),			0.32%, 4/1/10 (LOC:
VRDN, 0.29%, 4/1/10			U.S. Bank N.A.)	4,800,000	4,800,000
(AGM) (SBBPA: Wachovia			Wisconsin Health &
Bank N.A.)	20,000,000	20,000,000	Educational Facilities
Robbinsdale Rev., Series			Auth. Rev., Series 2008
2008 A2, (North Memorial),			B, (ProHealth Care, Inc.),
VRDN, 0.32%, 4/1/10 (LOC:			VRDN, 0.32%, 4/1/10 (LOC:
Wells Fargo Bank N.A.)	29,000,000	29,000,000	Chase Manhattan Bank)	13,800,000	13,800,000
San Jose Financing Auth.			TOTAL MUNICIPAL SECURITIES		780,912,308
Lease Rev., Series 2008 E,
(Ice Centre), VRDN,
0.23%, 4/7/10 (LOC:
Bank of America N.A. and
California State Teachers’
Retirement System)	10,000,000	10,000,000

12

Prime Money Market

	Principal			Principal
	Amount	Value		Amount/
				Shares	Value
U.S. Government Agency Securities			Cypress Bend Real Estate
and Equivalents — 18.6%			Development Co. LLC,
FIXED-RATE U.S. GOVERNMENT AGENCY			VRDN, 0.30%, 4/1/10	$21,703,000	$ 21,703,000
SECURITIES — 14.5%			Herman & Kittle Capital LLC,
FFCB, 4.875%, 2/18/11	$24,700,000	$ 25,664,751	VRDN, 0.30%, 4/1/10	1,385,000	1,385,000
FHLB, 3.00%, 6/11/10	4,695,000	4,718,761	High Track LLC, VRDN,
			0.29%, 4/1/10	2,530,000	2,530,000
FHLB, 5.25%, 6/11/10	8,290,000	8,368,251	Jaxon Arbor LLC, VRDN,
FHLB, 2.75%, 6/18/10	4,235,000	4,256,288	0.29%, 4/1/10	1,000,000	1,000,000
FHLB, 0.60%, 6/22/10	85,000,000	84,971,738	Labcon North America,
FHLB, 0.60%, 6/25/10	10,000,000	10,004,685	VRDN, 0.41%, 4/1/10	2,500,000	2,500,000
FHLB, 0.57%, 7/6/10	25,000,000	25,026,236	Lammert Building LP, VRDN,
FHLB, 0.55%, 7/28/10	40,000,000	39,998,028	0.30%, 4/8/10(2)	3,160,000	3,160,000
FHLB, 3.375%, 8/13/10	5,200,000	5,252,443	Procter & Gamble
			International Funding SCA,
FHLB, 0.56%, 8/20/10	30,000,000	29,994,553	VRN, 0.26%, 5/7/10, resets
FHLB, 0.60%, 9/17/10	22,865,000	22,876,999	quarterly off the 3-month
FHLB, 0.50%, 10/28/10	10,000,000	10,000,000	LIBOR plus 0.01% with
FHLB, 0.50%, 11/24/10	50,570,000	50,617,638	no caps	15,000,000	15,000,000
FHLB, 0.33%, 12/10/10	15,000,000	14,985,965	RMD Note Issue, LLC, VRDN,
FHLB, 3.875%, 12/10/10	4,000,000	4,094,374	0.30%, 4/7/10	10,055,000	10,055,000
			Roman Catholic Bishop of
FHLB, 0.40%, 12/28/10	28,750,000	28,744,664	San Jose, VRDN, 2.00%,
		369,575,374	4/1/10 (LOC: Allied Irish
GOVERNMENT-BACKED CORPORATE BONDS — 3.6%			Bank plc)	9,575,000	9,575,000
Bank of America N.A., VRN,			Saddleback Valley
0.29%, 6/14/10, resets			Community Church, VRDN,
quarterly off the 3-month			0.22%, 4/1/10	9,700,000	9,700,000
LIBOR plus 0.03% with			Salvation Army (The), VRN,
no caps(3)	40,000,000	40,000,000	0.60%, 4/1/10 (LOC: Bank
Citigroup Funding, Inc., VRN,			of New York)	7,500,000	7,500,000
0.35%, 4/30/10(3)	35,000,000	35,027,308	Salvation Army (The), VRN,
General Electric Capital			0.60%, 4/1/10 (LOC: Bank
Corp., VRN, 0.30%, 4/8/10(3)	7,800,000	7,803,662	of New York)	8,000,000	8,000,000
General Electric Capital			Unilever Capital Corp.,
Corp., 1.80%, 3/11/11(3)	10,010,000	10,133,477	7.13%, 11/1/10	21,550,000	22,381,656
		92,964,447	TOTAL CORPORATE BONDS		133,069,656
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY			Certificates of Deposit — 0.8%
SECURITIES — 0.5%
FFCB, VRN, 0.66%, 4/1/10	14,000,000	14,073,341	Barclays Bank plc, VRN,
			0.51%, 8/2/10	20,000,000	20,000,000
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES AND EQUIVALENTS		476,613,162	Temporary Cash Investments — 0.1%
Corporate Bonds — 5.2%			JPMorgan U.S. Treasury
			Plus Money Market Fund
Blodgett Capital LLC, VRDN,			Agency Shares	2,930,057	2,930,057
0.29%, 4/1/10	6,160,000	6,160,000	TOTAL INVESTMENT
Brosis Finance LLC, VRDN,			SECURITIES — 100.7%		2,573,887,169
0.37%, 4/7/10 (LOC: Branch
Banking & Trust)	9,195,000	9,195,000	OTHER ASSETS
			AND LIABILITIES — (0.7)%		(16,765,467)
Colorado Natural Gas, Inc.,
VRDN, 0.50%, 4/1/10	3,225,000	3,225,000	TOTAL NET ASSETS — 100.0%		$2,557,121,702

13

Prime Money Market

Notes to Schedule of Investments
ABAG = Association of Bay Area Governments	(1)	The rate indicated is the yield to maturity at purchase for non-
AGC = Assured Guaranty Corporation		interest bearing securities. For interest bearing securities, the stated coupon rate is shown.
AGM = Assured Guaranty Municipal Corporation
	(2)	Security was purchased under Rule 144A or Section 4(2) of
COP = Certificates of Participation		the Securities Act of 1933 or is a private placement and, unless
Equivalent = Security whose principal payments are backed by the full		registered under the Act or exempted from registration, may only
faith and credit of the United States		be sold to qualified institutional investors. The aggregate value
FFCB = Federal Farm Credit Bank		of these securities at the period end was $589,971,611, which represented 23.1% of total net assets. None of these securities
FHLB = Federal Home Loan Bank		were considered illiquid.
FNMA = Federal National Mortgage Association	(3)	The debt is guaranteed under the Federal Deposit Insurance
GO = General Obligation		Corporation’s (FDIC) Temporary Liquidity Guarantee Program and
LIBOR = London Interbank Offered Rate		is backed by the full faith and credit of the United States. The
LIQ FAC = Liquidity Facilities		expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.
LOC = Letter of Credit
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more
frequently a security resets, the less risk the investor is taking that the	See Notes to Financial Statements.
coupon will vary significantly from current market rates.
SBBPA = Standby Bond Purchase Agreement
VRDN = Variable Rate Demand Note. Interest reset date is indicated.
Rate shown is effective at the period end.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

14

Statement of Assets and Liabilities

MARCH 31, 2010
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$2,573,887,169
Cash	824,627
Receivable for investments sold	799,000
Receivable for capital shares sold	2,493,665
Interest receivable	3,683,124
2,581,687,585
Liabilities
Payable for investments purchased	19,987,750
Payable for capital shares redeemed	3,824,745
Accrued management fees	753,195
Dividends payable	193
24,565,883

Net Assets	$2,557,121,702

Net Assets Consist of:
Capital paid in	$2,557,657,090
Accumulated net realized loss on investment transactions	(535,388)
$2,557,121,702

Investor Class
Net assets	$2,437,699,797
Shares outstanding	2,438,215,822
Net asset value per share	$1.00

A Class
Net assets	$115,082,033
Shares outstanding	115,113,885
Net asset value per share	$1.00

B Class
Net assets	$1,765,353
Shares outstanding	1,765,694
Net asset value per share	$1.00

C Class
Net assets	$2,574,519
Shares outstanding	2,575,281
Net asset value per share	$1.00

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2010
Investment Income (Loss)
Income:
Interest	$20,122,031

Expenses:
Management fees	16,157,952
Distribution fees:
B Class	18,280
C Class	16,856
Service fees:
B Class	6,093
C Class	8,428
Distribution and service fees - A Class	359,404
Temporary guarantee program fees	525,152
Trustees’ fees and expenses	111,518
Other expenses	480
17,204,163
Fees waived	(2,769,993)
14,434,170

Net investment income (loss)	5,687,861

Net realized gain (loss) on investment transactions	(16,038)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 5,671,823

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2010 AND MARCH 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 5,687,861	$ 60,881,646
Net realized gain (loss)	(16,038)	(384,450)
Net increase (decrease) in net assets resulting from operations	5,671,823	60,497,196

Distributions to Shareholders
From net investment income:
Investor Class	(5,507,906)	(57,624,138)
A Class	(179,185)	(3,191,328)
B Class	(160)	(18,680)
C Class	(610)	(53,219)
Decrease in net assets from distributions	(5,687,861)	(60,887,365)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(402,930,241)	241,296,042

Net increase (decrease) in net assets	(402,946,279)	240,905,873

Net Assets
Beginning of period	2,960,067,981	2,719,162,108
End of period	$2,557,121,702	$2,960,067,981

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Prime Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under Rule 2a-7 of the 1940 Act. The fund’s investment objective is to earn the highest level of current income while preserving the value of your investment. The fund invests most of its assets in high-quality, very short-term debt securities issued by corporations, banks and governments. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the A Class, the B Class and the C Class. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities are generally valued at amortized cost, which approximates current market value. Investments in open-end management investment companies are valued at the reported net asset value. When such valuations do not reflect market value, securities may be valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

18

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income and short-term capital gains, if any, are declared daily and paid monthly. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, portfolio insurance, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2370% to 0.3500% and the rates for the Complex Fee (Investor Class, A Class, B Class and C Class) range from 0.2500% to 0.3100%. From April 1, 2009 to July 31, 2009, the investment advisor voluntarily agreed to waive 0.043% of its management fee. Effective August 1, 2009, the investment advisor agreed to waive 0.062% of its management fee. The investment advisor expects this waiver to continue through July 31, 2010 and cannot terminate it without consulting the Board of Trustees. The total amount of the waiver for each class of the fund for the year ended March 31, 2010, was $2,411,805, $121,910, $2,018, and $2,770 for the Investor Class, A Class, B Class and C Class, respectively. The effective annual management fee before waiver for each class of the fund for the year ended March 31, 2010 was 0.57%. The effective annual management fee after waiver for the year ended March 31, 2010 was 0.48%, 0.49%, 0.49%, and 0.49% for the Investor Class, A Class, B Class, and C Class, respectively.

19

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class and C Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of 0.50% and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2010, are detailed in the Statement of Operations.

In order to maintain a positive yield, ACIS may voluntarily waive a portion of its distribution and/or service fee on a daily basis. For the A Class, B Class, and C Class for the year ended March 31, 2010, the total amount of the waiver was $195,216, $18,727, and $17,547, respectively, and the effective annual distribution and service fee after waiver was 0.11%, 0.23% and 0.23%, respectively. The fee waiver may be revised or terminated at any time without notice.

Temporary Guarantee Program — On October 3, 2008, the Board of Trustees approved the fund to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the program). The program provides coverage to guarantee the account values of shareholders in the event the fund’s net asset value falls below $0.995 and the Trustees liquidate the fund. The program covers the lesser of a shareholder’s account value on September 19, 2008, or on the date of liquidation. Participation in the program requires the fund to pay a fee based on the net assets of the fund as of the close of business on September 19, 2008, which is amortized daily over the period. The fund participated in the program from September 19, 2008 through December 19, 2008 and paid a fee of 0.01% of its net assets as of September 19, 2008. The fund continued its participation in the program from December 20, 2008 through April 30, 2009 and paid a fee of 0.015% of its net assets as of September 19, 2008. The fund continued its participation in a program extension from May 1, 2009 through September 18, 2009 and paid a fee of 0.015% of its net assets as of September 19, 2008. The program expired September 18, 2009. For the year ended March 31, 2010, the ratio of the program fee to average net assets was 0.02%.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC. ACIM owns 8% of the fund’s outstanding shares.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

20

3. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2010		Year ended March 31, 2009
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,549,547,459	$1,549,547,459	2,204,392,237	$2,204,392,237
Issued in reinvestment of distributions	5,267,709	5,267,709	54,699,228	54,699,228
Redeemed	(1,887,006,816)	(1,887,006,816)	(2,028,649,707)	(2,028,649,707)
	(332,191,648)	(332,191,648)	230,441,758	230,441,758
A Class
Sold	76,840,062	76,840,062	213,854,175	213,854,175
Issued in reinvestment of distributions	159,682	159,682	2,819,376	2,819,376
Redeemed	(143,287,464)	(143,287,464)	(211,454,345)	(211,454,345)
	(66,287,720)	(66,287,720)	5,219,206	5,219,206
B Class
Sold	63,164	63,164	2,890,336	2,890,336
Issued in reinvestment of distributions	126	126	14,942	14,942
Redeemed	(1,486,752)	(1,486,752)	(909,869)	(909,869)
	(1,423,462)	(1,423,462)	1,995,409	1,995,409
C Class
Sold	4,080,654	4,080,654	7,280,619	7,280,619
Issued in reinvestment of distributions	430	430	29,369	29,369
Redeemed	(7,108,495)	(7,108,495)	(3,670,319)	(3,670,319)
	(3,027,411)	(3,027,411)	3,639,669	3,639,669
Net increase (decrease)	(402,930,241)	$(402,930,241)	241,296,042	$ 241,296,042

4. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

21

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of March 31, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Commercial Paper	—	$1,160,361,986	—
Municipal Securities	—	780,912,308	—
U.S. Government Agency Securities and Equivalents	—	476,613,162	—
Corporate Bonds	—	133,069,656	—
Certificates of Deposit	—	20,000,000	—
Temporary Cash Investments	$2,930,057	—	—
Total Value of Investment Securities	$2,930,057	$2,570,957,112	—

5. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended March 31, 2010, the fund did not utilize the program.

6. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$5,687,861	$60,887,365
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2010, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $(535,388), which may be used to offset future taxable gains. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

2011	2012	2013	2014	2015	2016	2017	2018
$(36)	—	$(11,584)	$(2,029)	$(20,223)	$(23,536)	$(461,942)	$(16,038)

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7. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Trustees approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On April 1, 2010, the Board of Trustees approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval at a Special Meeting of Shareholders to be held on June 16, 2010.

23

Financial Highlights

Prime Money Market

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income (Loss)	—(1)	0.02	0.04	0.05	0.03
Distributions
From Net Investment Income	—(1)	(0.02)	(0.04)	(0.05)	(0.03)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(2)	0.20%	2.19%	4.58%	4.83%	3.28%

Ratios/Supplemental Data
Ratio of Operating Expenses to
Average Net Assets(3)	0.50%	0.57%	0.56%	0.55%	0.57%
Ratio of Operating Expenses to
Average Net Assets (Before
Expense Waiver)	0.59%	0.61%	0.59%	0.59%	0.59%
Ratio of Net Investment Income (Loss)
to Average Net Assets(3)	0.21%	2.16%	4.47%	4.73%	3.24%
Ratio of Net Investment Income (Loss)
to Average Net Assets (Before
Expense Waiver)	0.12%	2.12%	4.44%	4.69%	3.22%
Net Assets, End of Period (in thousands)	$2,437,700	$2,769,906	$2,539,830	$2,155,800	$1,981,964
(1) Per-share amount was less than $0.005.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(3)	Effective July 29, 2005, the investment advisor voluntarily waived a portion of its management fee.

See Notes to Financial Statements.

24

Prime Money Market

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income (Loss)	—(2)	0.02	0.04	0.04	0.03
Distributions
From Net Investment Income	—(2)	(0.02)	(0.04)	(0.04)	(0.03)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(3)	0.10%	1.94%	4.32%	4.58%	3.02%

Ratios/Supplemental Data
Ratio of Operating Expenses to
Average Net Assets(4)	0.62%(5)	0.82%	0.81%	0.80%	0.82%
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	0.84%	0.86%	0.84%	0.84%	0.84%
Ratio of Net Investment Income (Loss)
to Average Net Assets(4)	0.09%(5)	1.91%	4.22%	4.48%	2.99%
Ratio of Net Investment Income (Loss) to
Average Net Assets (Before
Expense Waiver)	(0.13)%	1.87%	4.19%	4.44%	2.97%
Net Assets, End of Period (in thousands)	$115,082	$181,371	$176,175	$4,185	$3,145
(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2) Per-share amount was less than $0.005.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Effective July 29, 2005, the investment advisor voluntarily waived a portion of its management fee.
(5)	The distributor voluntarily waived a portion of its distribution and service fees.

See Notes to Financial Statements.

25

Prime Money Market

B Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income (Loss)	—(1)	0.01	0.03	0.04	0.02
Distributions
From Net Investment Income	—(1)	(0.01)	(0.03)	(0.04)	(0.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(2)	0.01%	1.19%	3.54%	3.80%	2.26%

Ratios/Supplemental Data
Ratio of Operating Expenses to
Average Net Assets(3)	0.74%(4)	1.55%(4)	1.56%	1.55%	1.57%
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	1.59%	1.61%	1.59%	1.59%	1.59%
Ratio of Net Investment Income (Loss)
to Average Net Assets(3)	(0.03)%(4)	1.18%(4)	3.47%	3.73%	2.24%
Ratio of Net Investment Income (Loss)
to Average Net Assets (Before
Expense Waiver)	(0.88)%	1.12%	3.44%	3.69%	2.22%
Net Assets, End of Period (in thousands)	$1,765	$3,189	$1,194	$838	$134
(1) Per-share amount was less than $0.005.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(3)	Effective July 29, 2005, the investment advisor voluntarily waived a portion of its management fee.
(4)	The distributor voluntarily waived a portion of its distribution and service fees.

See Notes to Financial Statements.

26

Prime Money Market

C Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income (Loss)	—(1)	0.01	0.04	0.04	0.02
Distributions
From Net Investment Income	—(1)	(0.01)	(0.04)	(0.04)	(0.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(2)	0.02%	1.44%	3.81%	4.06%	2.51%

Ratios/Supplemental Data
Ratio of Operating Expenses to
Average Net Assets(3)	0.74%(4)	1.32%	1.31%	1.30%	1.32%
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	1.34%	1.36%	1.34%	1.34%	1.34%
Ratio of Net Investment Income (Loss)
to Average Net Assets(3)	(0.03)%(4)	1.41%	3.72%	3.98%	2.49%
Ratio of Net Investment Income (Loss)
to Average Net Assets (Before
Expense Waiver)	(0.63)%	1.37%	3.69%	3.94%	2.47%
Net Assets, End of Period (in thousands)	$2,575	$5,602	$1,963	$527	$863
(1) Per-share amount was less than $0.005.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(3)	Effective July 29, 2005, the investment advisor voluntarily waived a portion of its management fee.
(4)	The distributor voluntarily waived a portion of its distribution and service fees.

See Notes to Financial Statements.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust
and Shareholders of the Prime Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Prime Money Market Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2010

28

Management

The Board of Trustees

The individuals listed below serve as trustees of the fund. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Trustees
John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Trustee
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis
Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB,
Stanford Law School; formerly, partner and founder, Ware and Freidenrich Law
Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Trustee and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and
Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of
Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School;
formerly, attorney, Steinhart, Goldberg, Feigenbaum & Ladar

29

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Trustee
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors
(investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Economics, University of British Columbia;
MA in Economics, University of Chicago; PhD in Business, Stanford University;
formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief
Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President,
Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange,
Chicago Mercantile Exchange and Columbia University; formerly, faculty member,
Graduate School of Business, Columbia University and Alfred P. Sloan School of
Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Intraware, Inc. (2003 to 2009); Digital Impact, Inc.
(2003 to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly,
Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.;
formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Trustee
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset
Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Dimensional Fund Advisors (investment advisor);
CME Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario);
MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the
Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of
Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

30

John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University
(1973 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Cadence Design Systems; Exponent; Financial Engines;
PalmSource, Inc. (2002 to 2005); Watson Wyatt Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in
Economics, Yale University; Director of the Stanford Institute for Economic Policy
Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Jeanne D. Wohlers
Year of Birth: 1945
Position(s) with the Fund: Trustee
Length of Time Served: Since 1984
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Mathematics, Skidmore College; MBA,
Columbia University; Chartered Financial Analyst (CFA); formerly, Vice President,
Chief Financial Officer and Secretary, Sybase, Inc.; prior experience as an investment officer and investment analyst

Interested Trustee
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Trustee and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President,
ACIM; Director, ACIM and other ACC subsidiaries. Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to
November 2005)
Number of Funds in Fund Complex Overseen by Trustee: 104
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

31

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S.	Trustee and	President and Chief Executive Officer, ACC (March 2007 to present); Chief
Thomas	President	Administrative Officer, ACC (February 2006 to March 2007); Executive
(1963)	since 2007	Vice President, ACC (November 2005 to February 2007). Also serves as:
Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM;
Director, ACIM and other ACC subsidiaries. Global Chief Operating Officer and Managing Director, Morgan Stanley (March 2000 to November 2005)
Barry Fink	Executive	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	Vice President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries
Maryanne L.	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM and ACS (August
Roepke	Officer since 2006	2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
(1956)	and Senior	and Treasurer and Chief Financial Officer, various American Century funds
	Vice President	(July 2000 to August 2006). Also serves as: Senior Vice President, ACS since 2000
Charles A.	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007	2005 to present); General Counsel, ACC (March 2007 to present); Also
(1957)	and Senior	serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
	Vice President	and Senior Vice President, ACIM and ACS
since 2006
Robert J. Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David H. Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2001	(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice
President, ACIM and ACS
Ward D. Stauffer	Secretary	Attorney, ACC (June 2003 to Present)
(1960)	since 2005

The SAI has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

32

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Trustees (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments that holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor

33

will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

34

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services – Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

35

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

36

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

37

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

38

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

39

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The 90-Day U.S. Treasury Bill Index is derived from secondary market interest rates for three-month instruments as published by the Federal Reserve Bank.

The Barclays Capital U.S. 1- to 3-Month Treasury Bill Index is the 1- to 3-month component of the U.S. Treasury Bill Index, which includes U.S. Treasury bills with a remaining maturity from 1 up to 12 months and excludes zero coupon strips.

The Barclays Capital U.S. Aggregate Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade corporate debt of issuers in non-emerging market countries.

The Barclays Capital U.S. Corporate Investment-Grade Index is a component of the U.S. Aggregate Index and includes publicly issued U.S. corporate debentures and secured notes.

The Barclays Capital U.S. Mortgage-Backed Securities Index is a component of the U.S. Aggregate Index and covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).

The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more and excludes zero coupon strips.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index consists of Treasury inflation-profected securities with a remaining maturity of one year or more.

40

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Investment Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1005
CL-ANN-68262S

Annual Report
March 31, 2010

American Century Investments®

Premium Money Market Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

Premium Money Market

Performance	4
Yields	5
Weighted Average Maturity/Life	5
Portfolio Composition by Maturity	5

Shareholder Fee Example	6

Financial Statements

Schedule of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	21
Report of Independent Registered Public Accounting Firm	22

Other Information

Management	23
Board Approval of Management Agreements	27
Additional Information	33
Index Definitions	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended March 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic and Market Rebound

Fixed-income markets witnessed a historically wide dispersion of returns in the 12 months ended March 31, 2010 (see the accompanying table), which captured the rebound of the U.S. economy and financial markets from the depths of the recession and credit crisis. The foundation for this dramatic turnaround was laid by the government’s extraordinary monetary and fiscal stimulus policies taken in response to the financial crisis in late 2008.

These stimulus measures helped the U.S. economy emerge from the Great Recession and return to positive growth in the second half of 2009, while inflation remained tame. Nevertheless, the unemployment rate stood at 9.7% in March 2010 and bank lending—a key driver of economic growth—remained weak. In that environment, the Federal Reserve (Fed) held its short-term rate target near 0%, where it’s stood since December 2008.

Historic Extremes in Bond Performance

Better economic and market conditions caused a reversal of the trading that colored the credit crisis, when the lowest-rated bonds performed worst and investors favored the safety of Treasuries over virtually every other type of investment. This sharp reversal meant calendar 2009 was the worst year on record for longer-term Treasury bonds, while credit-sensitive bonds enjoyed their best year ever. These performance trends continued into 2010; as a result, high-yield and investment-grade corporate bonds enjoyed remarkable returns in the 12 months ended in March. At the same time, intermediate- and long-term Treasuries produced very poor performance as investors worried about the effect of massive debt and unprecedented monetary policies on future inflation and interest rates. With short rates anchored by the Fed, declining prices and rising yields for longer-dated Treasuries meant the difference in yield between short- and long-term bonds approached historic wides (the yield curve steepened).

Mortgage-backed securities had modest, positive returns, buoyed by the Fed’s active support for this market, which ended in March 2010. Cash returns were essentially flat, reflecting the Fed’s policy of extremely low rates. For the fiscal year, the Barclays Capital U.S. Aggregate Index (a broad-based bond index) rose 7.69%, as Treasuries’ negative returns offset the strong performance of credit-sensitive sectors.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2010
Treasury Bellwethers		Barclays Capital U.S. Bond Market Indices
3-Month Bill	0.19%	Corporate High Yield	56.18%
2-Year Note	1.58%	Corporate Investment-Grade	23.80%
10-Year Note	–6.35%	Aggregate	7.69%
30-Year Bond	–14.43%	TIPS (inflation-linked)	6.18%
		Mortgage (mortgage-backed)	5.21%
		Treasury	–1.18%

3

Performance

Premium Money Market

Total Returns as of March 31, 2010
			Average Annual Returns
	Ticker				Since	Inception
	Symbol	1 year	5 years	10 years	Inception	Date
Premium Money Market	TCRXX	0.25%	3.09%(1)	2.80%	3.63%	4/1/93
Barclays Capital U.S.
1-3 Month Treasury
Bill Index(2)	—	0.13%	2.77%	2.71%	3.60%(3)	—
90-Day U.S. Treasury
Bill Index(4)	—	0.12%	2.61%	2.56%	3.48%(3)	—
Lipper Money Market
Instrument Funds
Average Return(4)	—	0.07%	2.59%	2.35%	3.37%(3)	—
Fund’s Lipper Ranking
among Money Market
Instrument Funds(4)	—	13 of 293	11 of 257	12 of 204	—	—

Premium Money Market acquired all of the net assets of American Century Premium Capital Reserve Fund and the American Century Premium Government Reserve Fund on December 3, 2001, pursuant to a plan approved by the acquired funds’ shareholders on November 16, 2001. Performance information prior to December 3, 2001 is that of the American Century Premium Capital Reserve Fund.

(1)	Fund returns would have been lower if American Century Investments had not voluntarily waived a portion of its management fees.
(2)	In January 2010, the fund’s benchmark changed from the 90-Day U.S. Treasury Bill Index to the Barclays Capital U.S. 1-3 Month Treasury Bill
Index. This reflects a change in the portfolio management analytics software used by American Century Investments’ fixed-income teams. The investment process is unchanged.
(3)	Since 3/31/93, the date nearest the fund’s inception for which data are available.
(4)	Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Total Annual Fund Operating Expenses
Premium Money Market	0.49%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

4

Premium Money Market

Yields as of March 31, 2010
7-Day Current Yield
After waiver(1)	0.01%
Before waiver	-0.07%
7-Day Effective Yield(1)
0.01%

(1)	The yields presented reflect the waiver of a portion of the fund’s management fees. Without such waiver, the 7-day yields would have been lower.

Weighted Average Maturity/Life
3/31/10
Weighted Average Maturity	49 days
Weighted Average Life	55 days

Portfolio Composition by Maturity
% of fund investments
as of 3/31/10
1-30 days	51%
31-90 days	32%
91-180 days	10%
More than 180 days	7%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

5

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2009 to March 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

6

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)	Annualized
	10/1/09	3/31/10	10/1/09 – 3/31/10	Expense Ratio(1)
Actual (after waiver)(2)	$1,000	$1,000.40	$2.19	0.44%
Actual (before waiver)	$1,000	$1,000.40(3)	$2.24	0.45%
Hypothetical (after waiver)(2)	$1,000	$1,022.74	$2.22	0.44%
Hypothetical (before waiver)	$1,000	$1,022.69	$2.27	0.45%
(1)	Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	During the six months ended March 31, 2010, the fund received a partial waiver of its management fee.
(3)	Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

7

Schedule of Investments

Premium Money Market

MARCH 31, 2010
	Principal			Principal
	Amount	Value		Amount	Value
Commercial Paper(1) — 44.0%			Lexington Parker Capital,
			0.35%, 5/4/10(2)	$22,000,000	$ 21,992,942
Austin Texas, 0.25%, 4/7/10	$ 1,114,000	$ 1,113,954	Lexington Parker Capital,
BNP Paribas Finance, Inc.,			0.35%, 5/17/10(2)	10,000,000	9,995,528
0.20%, 4/7/10	6,500,000	6,499,783	Lower Colorado River Auth.,
BNP Paribas Finance, Inc.,			0.30%, 4/8/10	22,500,000	22,500,000
0.18%, 4/21/10	9,500,000	9,499,050	Lower Colorado River Auth.,
BNP Paribas Finance, Inc.,			0.23%, 6/2/10	10,000,000	10,000,000
0.19%, 5/3/10	21,000,000	20,996,453	Nestle Capital Corp.,
BNP Paribas Finance, Inc.,			0.30%, 9/14/10(2)	5,000,000	4,993,083
0.20%, 5/27/10	11,500,000	11,496,422	Nestle Finance International
California Education			Ltd., 0.28%, 8/24/10	10,000,000	9,988,722
Facilities Auth.,			Northwestern University,
0.18%, 4/28/10	3,000,000	3,000,000	0.20%, 5/24/10	5,000,000	4,998,528
Catholic Health Initiatives,			Providence Health &
0.40%, 8/2/10	5,000,000	5,000,000	Services, 0.45%, 6/8/10	7,000,000	7,000,000
Catholic Health Initiatives,			Salvation Army (The),
0.40%, 9/3/10	10,000,000	10,000,000	0.16%, 4/1/10	13,000,000	13,000,000
Charta LLC,			Salvation Army (The),
0.17%, 4/12/10(2)	9,060,000	9,059,529
			0.21%, 5/4/10	17,500,000	17,500,000
Charta LLC,			Salvation Army (The),
0.18%, 4/15/10(2)	3,400,000	3,399,762
			0.20%, 6/23/10	2,600,000	2,598,801
Chicago Illinois,			Texas Municipal Power
0.25%, 4/1/10	2,503,000	2,503,000	Agency, 0.18%, 4/1/10	10,000,000	10,000,000
Chicago Illinois,			Texas Municipal Power
0.35%, 6/3/10	7,465,000	7,460,428	Agency, 0.28%, 4/1/10	15,000,000	15,000,000
Chicago Midway Airport,			Toyota Financial Services
0.23%, 4/7/10	8,808,000	8,808,000	de Puerto Rico, Inc.,
Citibank Credit Card			0.26%, 4/16/10	10,000,000	9,998,917
Issuance Trust,			University of California,
0.22%, 5/7/10(2)	10,000,000	9,997,800
			0.25%, 7/7/10	15,000,000	14,989,896
Crown Point Capital Co. LLC,			Vanderbilt University,
0.35%, 5/18/10(2)	35,000,000	34,984,007
			0.17%, 4/5/10	10,000,000	9,999,811
Enterprise Funding Co. LLC,			TOTAL COMMERCIAL PAPER		435,038,957
0.20%, 5/13/10(2)	25,000,000	24,994,167
Falcon Asset Securitization			Municipal Securities — 31.9%
Co. LLC, 0.23%, 6/15/10(2)	10,000,000	9,995,208	Alabama Industrial
Govco LLC,			Development Auth. Rev.,
0.32%, 5/18/10(2)	23,000,000	22,990,391	(Simcala, Inc.), VRDN,
Govco LLC,			0.50%, 4/1/10
0.30%, 7/12/10(2)	5,800,000	5,795,070	(LOC: Bank One)	4,225,000	4,225,000
Legacy Capital LLC,			Arden Hills Housing &
0.35%, 4/6/10(2)	8,200,000	8,199,601	Health Care Facilities Rev.,
			Series 1999 A, (Presbyterian
Legacy Capital LLC,			Homes), VRDN, 0.32%,
0.35%, 5/3/10(2)	15,200,000	15,195,271
			4/1/10 (LOC: U.S.
Legacy Capital LLC,			Bank N.A.)	1,424,000	1,424,000
0.35%, 5/7/10(2)	14,000,000	13,995,100
			Bermudian Springs School
Lexington Parker Capital,			District GO, VRDN, 0.29%,
0.35%, 4/6/10(2)	5,500,000	5,499,733	4/1/10 (AGM) (SBBPA:
			Royal Bank of Canada)	2,325,000	2,325,000

8

Premium Money Market

	Principal			Principal
	Amount	Value		Amount	Value
Brevard County Industrial			Colorado Housing &
Development Rev., (Pivotal			Finance Auth. Economic
Utility Holdings, Inc.), VRDN,			Development Rev., Series
0.41%, 4/7/10 (LOC: Wells			2004 B, (Corey Building),
Fargo Bank N.A.)	$ 1,750,000	$ 1,750,000	VRDN, 0.65%, 4/1/10 (LOC:
California Enterprise			Wells Fargo Bank N.A.)	$ 225,000	$ 225,000
Development Auth. Rev.,			Colorado Housing &
Series 2008 B, (Pocino			Finance Auth. Economic
Foods), VRDN, 0.65%,			Development Rev., Series
4/1/10 (LOC: City National			2005 B, (Closet Factory),
Bank and FHLB)	995,000	995,000	VRDN, 0.65%, 4/1/10
California Enterprise			(LOC: Colorado Business
Development Auth. Rev.,			Bank and Bank of New York)	875,000	875,000
Series 2008 B, (Ramar			Colorado Housing &
International Corp.), VRDN,			Finance Auth. Economic
0.60%, 4/1/10 (LOC: Bank			Development Rev., Series
of the West)	1,515,000	1,515,000	2007 B, (Monaco LLC),
California Enterprise			VRDN, 0.65%, 4/1/10 (LOC:
Development Auth. Rev.,			JPMorgan Chase Bank N.A.)	690,000	690,000
Series 2008 B, (Sconza			Columbus Indiana Economic
Candy), VRDN, 0.38%,			Development Rev.,
4/1/10 (LOC: Wells Fargo			(Arbors At Waters Edge
Bank N.A.)	3,300,000	3,300,000	Apartments), VRDN, 0.35%,
California Infrastructure			4/1/10 (LOC: FHLB)	3,955,000	3,955,000
& Economic Development			Connecticut Housing
Bank Rev., Series 2000 B,			Finance Auth. Rev., Series
(Adams Rite Manufacturing			2008 A5, (Housing Mortgage
Co.), VRDN, 0.37%, 4/7/10			Finance), VRDN, 0.23%,
(LOC: U.S. Bank N.A. and			4/1/10 (SBBPA: JPMorgan
Mellon Bank N.A.)	1,805,000	1,805,000	Chase Bank N.A.)	19,530,000	19,530,000
California Infrastructure			Escambia County Solid
& Economic Development			Waste Disposal System Rev.,
Bank Rev., Series 2008 B,			(Gulf Power Co.), VRDN,
(iWorks, Inc.), VRDN,			0.34%, 4/1/10	6,000,000	6,000,000
0.32%, 4/1/10 (LOC: City			Fairfax County Industrial
National Bank and FHLB)	1,865,000	1,865,000	Development Auth. Rev.,
California Statewide			Series 2010 A2, (Inova
Communities Development			Health System), VRDN,
Auth. Multifamily Rev.,			0.23%, 5/3/10	6,000,000	6,000,000
Series 2001 S,			Fairfield Rev., Series 2005
(Birchcrest Apartments),			A2, VRDN, 0.65%, 4/1/10
VRDN, 0.34%, 4/1/10			(LOC: Landesbank Hessen-
(LOC: U.S. Bank N.A.)	955,000	955,000	Thuringen Girozentrale)	2,800,000	2,800,000
Chicago Illinois Industrial			Gary Industrial
Development Rev.,			Empowerment Zone Rev.,
(Enterprise Center VII),			(Chemcoaters LLC),
VRDN, 0.33%, 4/7/10			VRDN, 0.80%, 4/1/10
(LOC: LaSalle Bank N.A.)	5,000,000	5,000,000	(LOC: American Bank &
Chula Vista Industrial			Trust and FHLB)	6,500,000	6,500,000
Development Rev., Series			Hart Family Holdings LLC
2006 A, (San Diego Gas),			Rev., VRDN, 0.45%, 4/1/10
VRDN, 0.28%, 4/7/10	10,000,000	10,000,000	(LOC: Community Bank &
			Trust and FHLB)	10,575,000	10,575,000

9

Premium Money Market

	Principal			Principal
	Amount	Value		Amount	Value
Houston Higher Education			Los Angeles Multifamily
Finance Corp. Housing Rev.,			Rev., Series 2001 F,
Series 2003 C, (Tierwester			(Housing-San Regis),
Oaks & Richfield Manor),			VRDN, 0.24%, 4/8/10
VRDN, 1.35%, 4/1/10			(FNMA) (LIQ FAC: FNMA)	$ 1,075,000	$ 1,075,000
(LOC: Bank of New York)	$ 1,155,000	$ 1,155,000	Louisiana Public Facilities
Idaho Health Facilities			Auth. Rev., (Dynamic Fuels
Auth. Rev., (St. Lukes			LLC), VRDN, 0.31%, 4/1/10
Regional Medical Center),			(LOC: JPMorgan Chase
VRDN, 0.36%, 4/1/10			Bank N.A.)	12,000,000	12,000,000
(AGM)(SBBPA:			Michigan GO, Series 2009 A,
Bayerische Landesbank)	1,200,000	1,200,000	2.00%, 9/30/10	7,000,000	7,051,090
Illinois Development			Midwestern University
Finance Auth. Rev., (Elite			Foundation Rev., Series
Manufacturing Technologies,			2009 A, VRDN, 0.28%,
Inc.), VRDN, 0.45%, 4/1/10			4/1/10 (LOC: Royal
(LOC: LaSalle Bank N.A.)	2,550,000	2,550,000	Bank of Canada)	3,000,000	3,000,000
Illinois GO, 4.00%, 5/20/10	10,000,000	10,037,093	Mississippi Business Finance
Illinois GO, 2.00%, 6/10/10	13,650,000	13,681,511	Corp. Rev., (Aurora Flight
Indiana Finance Auth. Rev.,			Sciences Corp.), VRDN,
Series 2008 E7,			0.50%, 4/1/10 (LOC: Branch
(Ascension Health),			Banking & Trust)	12,500,000	12,500,000
VRDN, 0.33%, 6/15/10	6,490,000	6,490,000	Mississippi Business Finance
Indiana Finance Auth. Rev.,			Corp. Rev., Series 2006 R1,
Series 2009 E4,			(Brown Bottling Group,
(Ascension Health),			Inc.), VRDN, 0.46%, 4/1/10
VRDN, 0.39%, 5/17/10	1,000,000	1,000,000	(LOC: Trustmark National
Iowa Finance Auth.			Bank and FHLB)	8,505,000	8,505,000
Private College Rev.,			Mississippi GO,
(Morningside College),			6.25%, 2/1/11	1,500,000	1,569,933
VRDN, 0.32%, 4/1/10			Missouri State Health &
(LOC: U.S. Bank N.A.)	1,000,000	1,000,000	Educational Facilities Auth.
Kansas City Financing			Rev., Series 2009 C5,
Commission Tax Allocation			(Ascension Health), VRDN,
Rev., Series 2006 B,			0.39%, 5/17/10	1,000,000	1,000,000
(Briarcliff West), VRDN,			Montana State Board of
0.34%, 4/1/10 (LOC: M&I			Regents Rev., Series
Marshall & Ilsley Bank			2005 J, (Montana State
and FHLB)	9,510,000	9,510,000	University Facilities
Kentucky Housing Corp.			Improvement), VRDN,
Rev., Series 2007 O, VRDN,			0.30%, 4/1/10 (LOC:
0.33%, 4/1/10 (SBBPA:			Wells Fargo Bank N.A.)	1,480,000	1,480,000
Lloyds TSB Bank plc)	2,330,000	2,330,000	Montebello COP, VRDN,
Kentucky Housing Corp.			0.75%, 4/7/10 (LOC: Union
Rev., Series 2008 B, VRDN,			Bank of California N.A. and
0.35%, 4/1/10 (SBBPA:			California State Teacher’s
Lloyds TSB Bank plc)	2,930,000	2,930,000	Retirement System)	6,470,000	6,470,000
King County Housing			Morgan Hill Redevelopment
Auth. Rev., (Auburn Court			Agency Tax Allocation Rev.,
Apartments), VRDN,			Series 2008 B, (Ojo de
0.35%, 4/1/10 (FNMA)			Agua Redevelopment Area),
(LIQ FAC: FNMA)	11,445,000	11,445,000	VRDN, 0.45%, 4/1/10
Lansing Economic			(LOC: Scotiabank)	13,300,000	13,300,000
Development Corp. Rev.,
(Accident Fund), VRDN,
0.29%, 4/1/10 (LOC: FHLB)	2,250,000	2,250,000

10

Premium Money Market

	Principal			Principal
	Amount	Value		Amount	Value
Nevada Housing Division			Peninsula Ports Auth. Rev.,
Multi-Family Housing Rev.,			Series 1987 D, (Dominion
(Golden Apartments), VRDN,			Term), VRDN, 0.30%, 4/1/10
0.43%, 4/1/10 (FHLMC)			(LOC: U.S. Bank N.A.)	$ 4,020,000	$ 4,020,000
(LIQ FAC: FHLMC)	$ 1,600,000	$ 1,600,000	Putnam Hospital Center
Nevada Multi Unit Housing			Rev., (Multi-Mode),
Division Rev., Series 2002 B,			VRDN, 0.60%, 4/7/10
VRDN, 0.40%, 4/1/10			(LOC: JPMorgan Chase
(FNMA) (LIQ FAC: FNMA)	990,000	990,000	Bank N.A.)(2)	2,935,000	2,935,000
New Jersey Economic			Salinas COP, (Fairways
Development Auth. Rev.,			Golf), VRDN, 0.45%, 4/1/10
Series 2006 B, (Accurate			(LOC: Rabobank N.A. and
Box Co., Inc.), VRDN, 0.28%,			Cooperative Centrale)	4,660,000	4,660,000
4/1/10 (LOC: Sun Bank N.A.			Salinas Economic
and Wells Fargo Bank N.A.)	845,000	845,000	Development Rev., Series
New Mexico Educational			2007 B, (Monterey County
Assistance Foundation Rev.,			Public Building), VRDN,
Series 2003 A2, VRDN,			0.75%, 4/1/10 (LOC: Bank
0.32%, 4/7/10 (LOC: Royal			of New York)	1,070,000	1,070,000
Bank of Canada)	3,000,000	3,000,000	Southeast Industrial
New Mexico Educational			Development Agency Rev.,
Assistance Foundation			(Powers Fasteners, Inc.),
Rev., Series 2009 A, VRDN,			VRDN, 0.60%, 4/1/10
0.32%, 4/7/10 (LOC: Royal			(LOC: JPMorgan Chase
Bank of Canada)	3,000,000	3,000,000	Bank N.A.)(2)	2,185,000	2,185,000
New York GO, Series			Southeast Industrial
2008 J13, VRDN, 0.32%,			Development Agency Rev.,
4/1/10 (SBBPA: Lloyds TSB			(Powers Fasteners, Inc.),
Bank plc)	10,000,000	10,000,000	VRDN, 0.60%, 4/1/10
North Carolina Medical			(LOC: Bank of New York)	2,500,000	2,500,000
Care Commission Rev.,			Southern California
(Cornelia Nixon Davis, Inc),			Public Power Auth. Rev.,
VRDN, 0.34%, 4/1/10			(Tieton Hydropower),
(LOC: Wachovia Bank N.A.)	5,705,000	5,705,000	2.00%, 8/16/10	1,145,000	1,150,570
Orange County Housing			St. Paul Sales Tax Rev.,
Finance Auth. Multifamily			Series 2009 A, (Rivercentre
Rev., Series 2002 B,			Arena), VRDN, 0.23%,
(Millenia), VRDN, 0.25%,			4/1/10 (LOC: U.S.
4/7/10 (LOC: FNMA)	1,175,000	1,175,000	Bank N.A.)	5,900,000	5,900,000
Oregon Facilities Auth. Rev.,			Tahoe Forest Hospital
Series 2002-1, (Hazelden			District Health Facilities
Springbrook), VRDN, 1.25%,			Rev., VRDN, 0.32%, 4/1/10
4/1/10 (LOC: Allied Irish			(LOC: U.S. Bank N.A.)	1,400,000	1,400,000
Bank plc)	900,000	900,000	Texas GO, Series 2002 IB,
Oregon State Housing			(Veterans Housing), VRDN,
& Community Services			0.30%, 4/7/10 (SBBPA:
Department Rev.,			Landesbank Hessen-
Series 2009 B1,			Thuringen Girozentrale)	5,000,000	5,000,000
(Pearl Family Housing),			University of Kansas Hospital
VRDN, 0.38%, 4/1/10			Auth. Health Facilities Rev.,
(LOC: U.S. Bank N.A.)	3,650,000	3,650,000	(Health System), VRDN,
Pasadena COP, (Los Robles			0.32%, 4/1/10 (LOC: U.S.
Avenue Parking Facilities),			Bank N.A.)	14,000,000	14,000,000
VRDN, 0.45%, 4/6/10
(LOC: Bank of New York and
California State Teachers’
Retirement System)	300,000	300,000

11

Premium Money Market

	Principal			Principal
	Amount	Value		Amount	Value
Washington Economic			GOVERNMENT-BACKED CORPORATE BONDS(3) — 1.0%
Development Finance			Bank of America N.A., VRN,
Auth. Rev., Series 2006 G,			0.29%, 6/14/10, resets
(Wesmar Co., Inc.), VRDN,			quarterly off the 3-month
0.65%, 4/1/10 (LOC: U.S.			LIBOR plus 0.03% with
Bank N.A.)	$ 1,665,000	$ 1,665,000	no caps	$ 10,000,000	$ 10,000,000
Washington Economic			TOTAL U.S. GOVERNMENT AGENCY
Development Finance Auth.			SECURITIES AND EQUIVALENTS		137,717,061
Rev., Series 2007 K, (Ocean
Gold Seafoods, Inc.), VRDN,			Corporate Bonds — 9.9%
0.65%, 4/1/10 (LOC: Wells			Astin Redevelopment LP,
Fargo Bank N.A.)	1,670,000	1,670,000	VRDN, 0.45%, 4/1/10	3,500,000	3,500,000
Washington Industrial			Castleton United Methodist
Development Auth. Rev.,			Church, Inc., VRDN,
(Pauwels), VRDN, 0.57%,			0.60%, 4/7/10
4/1/10 (LOC: Bank of			(LOC: U.S. Bank N.A.)	3,000,000	3,000,000
America N.A.)	1,775,000	1,775,000
			Cypress Bend Real Estate
Washington State Housing			Development Co. LLC,
Finance Commission Rev.,			VRDN, 0.30%, 4/1/10	8,877,000	8,877,000
Series 2003 A, (Auburn
Meadows), VRDN, 0.36%,			D & I Properties LLC, VRDN,
4/1/10 (LOC: Wells Fargo			0.40%, 4/7/10	1,400,000	1,400,000
Bank N.A.)	1,025,000	1,025,000	DCC Development Corp.,
Wisconsin Health &			VRDN, 0.29%, 4/1/10	6,000,000	6,000,000
Educational Facilities Auth.			First Baptist Church of
Rev., Series 2008 A,			Opelika, VRDN, 0.45%,
(ProHealth Care, Inc.),			4/5/10 (LOC: FHLB)	6,420,000	6,420,000
VRDN, 0.32%, 4/1/10			Flatley Hospitality LLC,
(LOC: U.S. Bank N.A.)	6,000,000	6,000,000	VRDN, 0.29%, 4/1/10	600,000	600,000
Wisconsin Health &			GFRE Holdings LLC, VRDN,
Educational Facilities Auth.			0.29%, 4/1/10	2,000,000	2,000,000
Rev., Series 2008 C,
(Meriter Hospital, Inc.),			Grace Community Church
VRDN, 0.32%, 4/1/10			of Amarillo, VRDN, 0.65%,
(LOC: U.S. Bank N.A.)	1,200,000	1,200,000	4/1/10 (LOC: Wells Fargo
			Bank N.A.)	1,670,000	1,670,000
TOTAL MUNICIPAL SECURITIES		315,159,197	High Track LLC, VRDN,
U.S. Government Agency			0.30%, 4/7/10	8,625,000	8,625,000
Securities and Equivalents — 13.9%			Jaxon Arbor LLC, VRDN,
			0.29%, 4/1/10	2,920,000	2,920,000
FIXED-RATE U.S. GOVERNMENT
AGENCY SECURITIES — 12.9%			JBR, Inc., VRDN,
			0.60%, 4/1/10	5,790,000	5,790,000
FHLB, 0.60%, 6/22/10	15,000,000	14,995,013	Manse on Marsh LP, VRDN,
FHLB, 0.55%, 7/28/10	15,000,000	14,999,260	0.55%, 4/1/10	11,355,000	11,355,000
FHLB, 0.55%, 7/29/10	7,000,000	6,999,416	Ness Family Partners LP,
FHLB, 0.56%, 8/20/10	10,000,000	9,998,184	VRDN, 0.41%, 4/7/10	1,580,000	1,580,000
FHLB, 5.125%, 9/10/10	6,550,000	6,677,735	Procter & Gamble
FHLB, 0.77%, 9/29/10	10,000,000	10,016,564	International Funding SCA,
			VRN, 0.26%, 5/7/10, resets
FHLB, 0.50%, 10/19/10	10,000,000	9,998,903	quarterly off the 3-month
FHLB, 0.25%, 11/26/10	14,500,000	14,490,083	LIBOR plus 0.01% with
FHLB, 4.875%, 12/10/10	1,090,000	1,124,035	no caps	5,000,000	5,000,000
FHLB, 3.625%, 12/17/10	18,000,000	18,420,594	Relay Relay LLC, VRDN,
FHLB, 0.40%, 1/4/11	10,000,000	9,997,274	1.50%, 4/1/10	7,600,000	7,600,000
FHLB, 0.50%, 1/5/11	10,000,000	10,000,000
		127,717,061

12

Premium Money Market

	Principal		Notes to Schedule of Investments
	Amount/		AGM = Assured Guaranty Municipal Corporation
	Shares	Value	COP = Certificates of Participation
Roman Catholic Bishop of
San Jose, VRDN, 2.00%,			Equivalent = Security whose principal payments are backed by the full
4/1/10 (LOC: Allied Irish			faith and credit of the United States
Bank plc)	$ 4,720,000	$ 4,720,000	FHLB = Federal Home Loan Bank
Salvation Army (The), VRN,			FHLMC = Federal Home Loan Mortgage Corporation
0.60%, 4/1/10 (LOC: Bank			FNMA = Federal National Mortgage Association
of New York)	2,000,000	2,000,000	GO = General Obligation
Salvation Army (The), VRN,			LIBOR = London Interbank Offered Rate
0.60%, 4/1/10 (LOC: Bank
of New York)	7,500,000	7,500,000	LIQ FAC = Liquidity Facilities
Summit Utilities, Inc., VRDN,			LOC = Letter of Credit
0.50%, 4/7/10	7,615,000	7,615,000	resets = The frequency with which a security’s coupon changes,
TOTAL CORPORATE BONDS		98,172,000	based on current market conditions or an underlying index. The more
			frequently a security resets, the less risk the investor is taking that the
Certificates of Deposit — 1.0%			coupon will vary significantly from current market rates.
Barclays Bank plc, VRN,			SBBPA = Standby Bond Purchase Agreement
0.51%, 8/2/10	10,000,000	10,000,000	VRDN = Variable Rate Demand Note. Interest reset date is indicated.
Temporary Cash Investments(4)			Rate shown is effective at the period end.
JPMorgan U.S. Treasury			VRN = Variable Rate Note. Interest reset date is indicated. Rate shown
Plus Money Market Fund			is effective at the period end.
Agency Shares	278,189	278,189	(1) The rate indicated is the yield to maturity at purchase for non-
TOTAL INVESTMENT			interest bearing securities. For interest bearing securities, the
SECURITIES — 100.7%		996,365,404	stated coupon rate is shown.
OTHER ASSETS			(2) Security was purchased under Rule 144A or Section 4(2) of
AND LIABILITIES — (0.7)%		(7,290,546)	the Securities Act of 1933 or is a private placement and, unless
			registered under the Act or exempted from registration, may only
TOTAL NET ASSETS — 100.0%		$989,074,858	be sold to qualified institutional investors. The aggregate value
			of these securities at the period end was $206,207,192, which
			represented 20.8% of total net assets. None of these securities
			were considered illiquid.
			(3) The debt is guaranteed under the Federal Deposit Insurance
			Corporation’s (FDIC) Temporary Liquidity Guarantee Program and
			is backed by the full faith and credit of the United States. The
			expiration date of the FDIC’s guarantee is the earlier of the maturity
			date of the debt or December 31, 2012.
			(4) Category is less than 0.05% of total net assets.

			See Notes to Financial Statements.

13

Statement of Assets and Liabilities

MARCH 31, 2010
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$996,365,404
Cash	285,384
Receivable for investments sold	761,000
Receivable for capital shares sold	822,313
Interest receivable	1,131,937
999,366,038

Liabilities
Payable for investments purchased	7,460,428
Payable for capital shares redeemed	2,510,268
Accrued management fees	318,356
Dividends payable	2,128
10,291,180

Net Assets	$989,074,858

Capital Shares
Outstanding (unlimited number of shares authorized)	989,452,056

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$989,447,248
Accumulated net realized loss on investment transactions	(372,390)
$989,074,858

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED MARCH 31, 2010
Investment Income (Loss)
Income:
Interest	$7,620,254

Expenses:
Management fees	4,763,555
Temporary guarantee program fees	210,286
Trustees’ fees and expenses	42,414
Other expenses	313
5,016,568
Fees waived	(156,928)
4,859,640

Net investment income (loss)	2,760,614

Net realized gain (loss) on investment transactions	(636)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,759,978

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2010 AND MARCH 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 2,760,614	$ 25,156,808
Net realized gain (loss)	(636)	(327,383)
Net increase (decrease) in net assets resulting from operations	2,759,978	24,829,425

Distributions to Shareholders
From net investment income	(2,760,614)	(25,156,808)

Capital Share Transactions
Proceeds from shares sold	443,192,387	784,282,486
Proceeds from reinvestment of distributions	1,962,762	19,312,365
Payments for shares redeemed	(585,578,296)	(865,514,974)
Net increase (decrease) in net assets from capital share transactions	(140,423,147)	(61,920,123)

Net increase (decrease) in net assets	(140,423,783)	(62,247,506)

Net Assets
Beginning of period	1,129,498,641	1,191,746,147
End of period	$ 989,074,858	$1,129,498,641

Transactions in Shares of the Fund
Sold	443,192,387	784,282,486
Issued in reinvestment of distributions	1,962,762	19,312,365
Redeemed	(585,578,296)	(865,514,974)
Net increase (decrease) in shares of the fund	(140,423,147)	(61,920,123)

See Notes to Financial Statements.

16

Notes to Financial Statements

MARCH 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Premium Money Market Fund (the fund) is one fund in a series issued by the trust. The fund is diversified under Rule 2a-7 of the 1940 Act. The fund’s investment objective is to earn the highest level of current income while preserving the value of your investment. The fund invests most of its assets in high-quality, very short-term debt securities issued by corporations, banks and governments. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Securities are generally valued at amortized cost, which approximates current market value. Investments in open-end management investment companies are valued at the reported net asset value. When such valuations do not reflect market value, securities may be valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income and short-term capital gains, if any, are declared daily and paid monthly. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, portfolio insurance, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1170% to 0.2300% and the rates for the Complex Fee range from 0.2500% to 0.3100%. The investment advisor voluntarily agreed to waive 0.02% of its management fee from April 1, 2009 through July 31, 2009, at which time the waiver was terminated. The effective annual management fee before waiver for the fund for the year ended March 31, 2010, was 0.45%. The effective annual management fee after waiver for the fund for the year ended March 31, 2010, was 0.44%.

Temporary Guarantee Program — On October 3, 2008, the Board of Trustees approved the fund to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the program). The program provides coverage to guarantee the account values of shareholders in the event the fund’s net asset value falls below $0.995 and the Trustees liquidate the fund. The program covers the lesser of a shareholder’s account value on September 19, 2008, or on the date of liquidation. Participation in the program requires the fund to pay a fee based on the net assets of the fund as of the close of business on September 19, 2008, which is amortized daily over the period. The fund participated in the program from September 19, 2008 through December 19, 2008 and paid a fee of 0.01% of its net assets as of September 19, 2008. The fund continued its participation in the program from December 20, 2008 through April 30, 2009 and paid a fee of 0.015% of its net assets as of September 19, 2008. The fund continued its participation in a program extension from May 1, 2009 through September 18, 2009 and paid a fee of 0.015% of its net assets as of September 19, 2008. The program expired on September 18, 2009. For the year ended March 31, 2010, the ratio of the program fee to average net assets was 0.02%.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

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3. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities as of March 31, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Commercial Paper	—	$435,038,957	—
Municipal Securities	—	315,159,197	—
U.S. Government Agency Securities and Equivalents	—	137,717,061	—
Corporate Bonds	—	98,172,000	—
Certificates of Deposit	—	10,000,000	—
Temporary Cash Investments	$278,189	—	—
Total Value of Investment Securities	$278,189	$996,087,215	—

4. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended March 31, 2010, the fund did not utilize the program.

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5. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$2,760,614	$25,156,808
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2010, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $(372,390), which may be used to offset future taxable realized gains. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

2013	2014	2015	2016	2017	2018
$(446)	$(885)	$(3,164)	$(10,427)	$(356,832)	$(636)

6. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Trustees approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On April 1, 2010, the Board of Trustees approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval at a Special Meeting of Shareholders to be held on June 16, 2010.

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Financial Highlights

Premium Money Market

For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations
Net Investment Income (Loss)	—(1)	0.02	0.05	0.05	0.03
Distributions
From Net Investment Income	—(1)	(0.02)	(0.05)	(0.05)	(0.03)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(2)	0.25%	2.20%	4.70%	4.98%	3.41%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets(3)	0.46%(3)(4)	0.47%(3)	0.43%(3)	0.41%(3)	0.45%(3)
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	0.47%	0.49%	0.47%	0.47%	0.47%
Ratio of Net Investment Income (Loss)
to Average Net Assets(3)	0.26%(3)(4)	2.18%(3)	4.58%(3)	4.89%(3)	3.41%(3)
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	0.25%	2.16%	4.54%	4.83%	3.39%
Net Assets, End of Period (in thousands)	$989,075	$1,129,499	$1,191,746	$917,778	$641,249
(1) Per-share amount was less than $0.005.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any.
(3)	From July 29, 2005 through July 31, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.
(4)	During the reporting period, the investment advisor voluntarily agreed to waive a portion of its management fee in order to maintain a positive yield.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust
and Shareholders of the Premium Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Premium Money Market Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2010

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Management

The Board of Trustees

The individuals listed below serve as trustees of the fund. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Trustees
John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Trustee
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis
Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB,
Stanford Law School; formerly, partner and founder, Ware and Freidenrich Law
Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Trustee and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and
Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of
Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School;
formerly, attorney, Steinhart, Goldberg, Feigenbaum & Ladar

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Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Trustee
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors
(investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Economics, University of British Columbia;
MA in Economics, University of Chicago; PhD in Business, Stanford University;
formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief
Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President,
Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange,
Chicago Mercantile Exchange and Columbia University; formerly, faculty member,
Graduate School of Business, Columbia University and Alfred P. Sloan School of
Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Intraware, Inc. (2003 to 2009); Digital Impact, Inc.
(2003 to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly,
Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.;
formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Trustee
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset
Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Dimensional Fund Advisors (investment advisor); CME
Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario);
MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the
Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of
Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

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John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University
(1973 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Cadence Design Systems; Exponent; Financial Engines;
PalmSource, Inc. (2002 to 2005); Watson Wyatt Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in
Economics, Yale University; Director of the Stanford Institute for Economic Policy
Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Jeanne D. Wohlers
Year of Birth: 1945
Position(s) with the Fund: Trustee
Length of Time Served: Since 1984
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Mathematics, Skidmore College; MBA,
Columbia University; Chartered Financial Analyst (CFA); formerly, Vice President,
Chief Financial Officer and Secretary, Sybase, Inc.; prior experience as an investment officer and investment analyst

Interested Trustee
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Trustee and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President,
ACIM; Director, ACIM and other ACC subsidiaries. Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to
November 2005)
Number of Funds in Fund Complex Overseen by Trustee: 104
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

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Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S.	Trustee and	President and Chief Executive Officer, ACC (March 2007 to present); Chief
Thomas (1963)	President	Administrative Officer, ACC (February 2006 to March 2007); Executive
	since 2007	Vice President, ACC (November 2005 to February 2007). Also serves as:
Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM;
Director, ACIM and other ACC subsidiaries. Global Chief Operating Officer and Managing Director, Morgan Stanley (March 2000 to November 2005)
Barry Fink	Executive	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	Vice President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries
Maryanne L.	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM and ACS (August
Roepke	Officer since 2006	2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
(1956)	and Senior Vice	and Treasurer and Chief Financial Officer, various American Century funds
	President	(July 2000 to August 2006). Also serves as: Senior Vice President, ACS since 2000
Charles A.	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007 and	2005 to present); General Counsel, ACC (March 2007 to present); Also
(1957)	Senior Vice	serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
	President	and Senior Vice President, ACIM and ACS
since 2006
Robert J. Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David H. Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2001	(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice
President, ACIM and ACS
Ward D. Stauffer	Secretary	Attorney, ACC (June 2003 to Present)
(1960)	since 2005

The SAI has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Trustees (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments that holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ longstanding estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the

27

circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

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The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

29

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.
Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

30

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

31

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The 90-Day U.S. Treasury Bill Index is derived from secondary market interest rates for three-month instruments as published by the Federal Reserve Bank.

The Barclays Capital U.S. 1- to 3-Month Treasury Bill Index is the 1- to 3-month component of the U.S. Treasury Bill Index, which includes U.S. Treasury bills with a remaining maturity from 1 up to 12 months and excludes zero coupon strips.

The Barclays Capital U.S. Aggregate Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade corporate debt of issuers in non-emerging market countries.

The Barclays Capital U.S. Corporate Investment-Grade Index is a component of the U.S. Aggregate Index and includes publicly issued U.S. corporate debentures and secured notes.

The Barclays Capital U.S. Mortgage-Backed Securities Index is a component of the U.S. Aggregate Index and covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).

The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more and excludes zero coupon strips.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index consists of Treasury inflation-protected securities with a remaining maturity of one year or more.

34

Notes

35

Notes

36

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Investment Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1005
CL-ANN-68263N

Annual Report
March 31, 2010

American Century Investments®

Diversified Bond Fund

High-Yield Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

Diversified Bond

Performance	4
Portfolio Commentary	6
Portfolio at a Glance	8
Yields	8
Portfolio Composition by Credit Rating	8
Types of Investments in Portfolio	8

High-Yield

Performance	9
Portfolio Commentary	11
Portfolio at a Glance	13
Yields	13
Portfolio Composition by Credit Rating	13
Top Five Industries	13

Shareholder Fee Examples	14

Financial Statements

Schedule of Investments	17
Statement of Assets and Liabilities	41
Statement of Operations	43
Statement of Changes in Net Assets	44
Notes to Financial Statements	45
Financial Highlights	57
Report of Independent Registered Public Accounting Firm	69

Other Information

Management	70
Board Approval of Management Agreements	74
Additional Information	80
Index Definitions	81

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended March 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic and Market Rebound

Fixed-income markets witnessed a historically wide dispersion of returns in the 12 months ended March 31, 2010 (see the accompanying table), which captured the rebound of the U.S. economy and financial markets from the depths of the recession and credit crisis. The foundation for this dramatic turnaround was laid by the government’s extraordinary monetary and fiscal stimulus policies taken in response to the financial crisis in late 2008.

These stimulus measures helped the U.S. economy emerge from the Great Recession and return to positive growth in the second half of 2009, while inflation remained tame. Nevertheless, the unemployment rate stood at 9.7% in March 2010 and bank lending—a key driver of economic growth—remained weak. In that environment, the Federal Reserve (the Fed) held its short-term rate target near 0%, where it’s stood since December 2008.

Historic Extremes in Bond Performance

Better economic and market conditions caused a reversal of the trading that colored the credit crisis, when the lowest-rated bonds performed worst and investors favored the safety of Treasuries over virtually every other type of investment. This sharp reversal meant calendar 2009 was the worst year on record for longer-term Treasury bonds, while credit-sensitive bonds enjoyed their best year ever. These performance trends continued into 2010; as a result, high-yield and investment-grade corporate bonds enjoyed remarkable returns in the 12 months ended in March. At the same time, intermediate- and long-term Treasuries produced very poor performance as investors worried about the effect of massive debt and unprecedented monetary policies on future inflation and interest rates. With short rates anchored by the Fed, declining prices and rising yields for longer-dated Treasuries meant the difference in yield between short- and long-term bonds approached historic wides (the yield curve steepened).

Mortgage-backed securities had modest, positive returns, buoyed by the Fed’s active support for this market, which ended in March 2010. Cash returns were essentially flat, reflecting the Fed’s policy of extremely low rates. For the fiscal year, the Barclays Capital U.S. Aggregate Index (a broad-based bond index) rose 7.69%, as Treasuries’ negative returns offset the strong performance of credit-sensitive sectors.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2010
Treasury Bellwethers		Barclays Capital U.S. Bond Market Indices
3-Month Bill	0.19%	Corporate High-Yield	56.18%
2-Year Note	1.58%	Corporate Investment-Grade	23.80%
10-Year Note	–6.35%	Aggregate	7.69%
30-Year Bond	–14.43%	TIPS (inflation-linked)	6.18%
		Mortgage (mortgage-backed)	5.21%
		Treasury	–1.18%

Performance

Diversified Bond

Total Returns as of March 31, 2010
			Average Annual Returns
	Ticker				Since	Inception
	Symbol	1 year	5 years	10 years	Inception	Date
Investor Class	ADFIX	7.44%(1)	5.74%	—	5.15%	12/3/01
Barclays Capital U.S.
Aggregate Index(2)	—	7.69%	5.44%	6.29%	5.35%(3)	—
Citigroup US Broad
Investment-Grade Bond Index	—	6.44%	5.66%	6.41%	5.49%(3)	—
Institutional Class	ACBPX	7.66%(1)	5.95%	6.22%	5.97%	4/1/93
A Class(4)	ADFAX					12/3/01
No sales charge*		7.18%(1)	5.47%	—	4.89%
With sales charge*		2.40%(1)	4.50%	—	4.31%
B Class	CDBBX					1/31/03
No sales charge*		6.38%(1)	4.69%	—	3.92%
With sales charge*		2.38%(1)	4.52%	—	3.92%
C Class	CDBCX	6.38%(1)	4.69%	—	3.95%	1/31/03
R Class	ADVRX	6.91%(1)	—	—	5.19%	7/29/05
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a
4.50% maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00%
the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%.
The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Diversified Bond acquired all of the net assets of the American Century Intermediate-Term Bond Fund, the American Century Bond Fund, and the American Century Premium Bond Fund on December 3, 2001, pursuant to a plan of reorganization approved by the acquired funds’ shareholders on November 16, 2001. Financial information prior to December 3, 2001 is that of American Century Premium Bond Fund and is used in calculating the performance of Diversified Bond.

(1)	Class returns would have been lower if American Century Investments had not voluntarily waived a portion of its management fee.
(2)	In January 2010, the fund’s benchmark changed from the Citigroup US Broad Investment-Grade Bond Index to the Barclays Capital U.S.
Aggregate Index. This reflects a change in the portfolio management analytics software used by American Century Investments’ fixed-income teams. The investment process is unchanged.
(3)	Since 11/30/01, the date nearest the Investor Class’s inception for which data are available.
(4)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Diversified Bond

(1)	From 12/3/01, the Investor Class’s inception date. Index data from 11/30/01, the date nearest the Investor Class’s inception for which data are available. Not annualized.
(2)	Ending value would have been lower if a portion of the class’s management fee had not been waived.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
0.62%	0.42%	0.87%	1.62%	1.62%	1.12%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Diversified Bond

Portfolio Managers: David MacEwen, Bob Gahagan, Jeff Houston, Brian Howell and Hando Aguilar

Performance Summary

Diversified Bond returned 7.44%* for the 12 months ended March 31, 2010. By comparison, the Barclays Capital U.S. Aggregate Index and Citigroup US Broad Investment-Grade (BIG) Bond Index returned 7.69% and 6.44%, respectively. See page 4 for additional performance comparisons. Portfolio returns reflect operating expenses, while index returns do not.

Going forward, the portfolio’s performance will be presented solely against the Barclays Capital U.S. Aggregate Index, as opposed to the Citigroup BIG Bond Index, to reflect a change in the portfolio management analytic system used by American Century Investments’ Fixed Income team.

Favoring Corporates Over Treasuries Helped

We manage the portfolio using a relative value approach to investing, believing that significant areas of the bond market are inherently inefficient and respond predictably to extremes. Our Treasury underweight position is an example of this approach at work. We found this sector unattractive because of historically low Treasury yields, record high government budget deficits, and the threat of future inflation as a result of unprecedented stimulus measures. That underweight position aided performance in a period when Treasuries had negative absolute results. And within this sector, we held an allocation to inflation-indexed securities, which outperformed plain vanilla Treasuries.

At the same time, we increased our exposure to corporate securities, which were as attractive relative to Treasuries in the wake of the credit crisis as they had ever been. This positioning contributed to performance because corporates were the best-performing portion of the taxable bond market by far during the 12 months. However, performance would have been even better had we not favored higher-quality bonds from less economically sensitive industries, as the best-performing bonds for the fiscal year tended to be lower-rated securities from cyclical industries that did worst during the credit crisis.

Other Notable Trades

It was also beneficial to hold an underweight position in government agency mortgage-backed securities (MBS), which we found to be unattractive because agency MBS offered little additional yield relative to Treasuries. In addition, the Federal Reserve announced it would end its explicit participation in the market to support agency MBS in early 2010. In place of agency MBS we held collateralized mortgage obligations and commercial mortgage-backed securities, which did well for the fiscal year. Performance also benefited from a small allocation early in the period to taxable municipal bonds issued as part of the federal government’s Build America Bonds program.

*All fund returns referenced in this commentary are for Investor Class shares. Class returns would have been lower had management fees not been waived.

Diversified Bond

We also put in place a trade designed to benefit from changes in the shape of the Treasury yield curve (a “curve flattener” trade). We implemented the trade in late 2009 when the yield difference, or spread, between two- and 30-year securities approached the widest levels on record. This is another good example of a long-term trade designed to exploit market inefficiencies and tendency to “revert to the mean” after periods of significant divergence from typical yield relationships. To execute this trade, we sold two-year Treasury futures short (anticipating value declines as short-term interest rates rise) and bought longer-term Treasury futures long.

Unfortunately, the portfolio’s small stake in non-dollar foreign bonds detracted from performance. We view this as a long-term hedge position against the possibility of a declining U.S. dollar. However, during the reporting period, concerns about Greek and other European debt meant the dollar actually did better against the euro than we anticipated. (A stronger dollar versus other currencies reduces returns on overseas securities for U.S. investors.)

Outlook

“We believe we are at an important juncture for the economy and fixed-income markets,” said Portfolio Manager Bob Gahagan. “On the economic front, we expect a relatively modest, bumpy recovery. That’s because while profitability has returned to Wall Street and big businesses with global reach, U.S. consumers and small businesses still face headwinds—credit remains tight, debt burdens are stubbornly high, and wages are under pressure from the weak job market. Under those sorts of conditions, we think the Federal Reserve will continue to keep short-term interest rates low for an extended period.”

“Similarly, we believe we are at an inflection point for fixed-income markets in terms of bond yields, the shape of the yield curve, and the likely performance for credit-sensitive bonds. As a result, we expect to carry on with and gradually increase our corporate bond overweight and yield curve flattener trades. In addition, because we expect the government’s unprecedented stimulus policies to result in inflation down the road, we’re likely to continue to look for opportunities to add inflation-protected securities and non-dollar-denominated bonds. Finally, we think investor expectations for bond returns going forward should be more modest than in years past—we don’t expect the historically broad dispersion of returns we saw across the bond market in 2008 and 2009.”

Diversified Bond

Portfolio at a Glance
As of 3/31/10
Weighted Average Life	6.3 years
Average Duration (effective)	4.6 years

Yields as of March 31, 2010(1)
30-day SEC Yield
Investor Class	3.11%
Institutional Class	3.31%
A Class	2.73%
B Class	2.11%
C Class	2.11%
R Class	2.61%
(1) Yields would have been lower if a portion of fees had not been waived.

Types of Investments in Portfolio
% of fund investments
as of 3/31/10
Corporate Bonds	28.8%
U.S. Government Agency Mortgage-Backed Securities	23.2%
U.S. Treasury Securities	22.2%
U.S. Government Agency Securities and Equivalents	10.4%
Commercial Mortgage-Backed Securities	6.2%
Collateralized Mortgage Obligations	3.3%
Sovereign Governments & Agencies	1.4%
Municipal Securities	1.4%
Asset-Backed Securities	0.4%
Short-Term Investments	0.2%
Temporary Cash Investments	2.5%

Performance

High-Yield

Total Returns as of March 31, 2010
			Average Annual Returns
	Ticker				Since	Inception
	Symbol	1 year	5 years	10 years	Inception	Date
Investor Class(1)	ABHIX	35.43%	5.94%	4.63%	4.10%	9/30/97
Barclays Capital U.S. High-Yield
2% Issuer Capped Index(2)	—	55.64%	7.78%	7.59%	6.36%	—
Merrill Lynch US High Yield
Master II Constrained Index	—	56.95%	7.70%	7.34%	6.33%	—
Lipper High Current Yield
Funds Average Return(3)	—	47.35%	5.56%	5.42%	4.38%	—
Investor Class’s Lipper Ranking
among High Current Yield Funds(3)	—	391 of 460	167 of 343	174 of 222	87 of 128	—
Institutional Class(1)	ACYIX	35.70%	6.15%	—	6.24%	8/2/04
A Class(1)(4)	AHYVX					3/8/02
No sales charge*		35.10%	5.68%	—	6.81%
With sales charge*		29.12%	4.72%	—	6.20%
B Class(1)	ACYBX					1/31/03
No sales charge*		34.12%	4.89%	—	6.47%
With sales charge*		30.12%	4.73%	—	6.47%
C Class(1)	AHDCX	34.11%	4.89%	—	5.94%	12/10/01
R Class(1)	AHYRX	34.77%	—	—	5.04%	7/29/05
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50%
maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.
(1)	Class returns would have been lower if American Century Investments had not voluntarily waived a portion of its management fees and reimbursed a portion of its distribution and services fees, as applicable.
(2)	In January 2010, the fund’s benchmark changed from the Merrill Lynch US High Yield Master II Constrained Index to the Barclays Capital
U.S. High-Yield 2% Issuer Capped Index. This reflects a change in the portfolio management analytics software used by American Century
Investments’ fixed-income teams. The investment process is unchanged.
(3)	Data provided by Lipper Inc. — A Reuters Company. © 2010 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.
Lipper Rankings — Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.
The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.
(4)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

High-Yield

*Ending value would have been lower if a portion of the class’s management fee had not been waived.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
0.87%	0.67%	1.12%	1.87%	1.87%	1.37%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, the lower-rated securities in which the fund invests are subject to greater credit risk, default risk and liquidity risk.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

High-Yield

Portfolio Managers: Mike Difley and David MacEwen

Performance Summary

High-Yield returned 35.43%* in the 12 months ended March 31, 2010. By comparison, the Barclays Capital U.S. High-Yield 2% Issuer Capped Index and the Merrill Lynch US High Yield Master II Constrained Index gained 55.64% and 56.95%, respectively. Portfolio returns reflect operating expenses, while index returns do not. See page 9 for additional performance comparisons.

Going forward, the portfolio’s performance will be presented solely against the Barclays Capital U.S. High-Yield 2% Issuer Capped Index as opposed to the Merrill Lynch US High Yield Master II Constrained Index to reflect a change in the portfolio management analytic system used by American Century Investments’ Fixed Income team. The portfolio’s investment process remains unchanged.

The portfolio’s strong absolute returns reflect the remarkable performance of high-yield bonds during the recovery from the depths of the credit crisis (see page 3). Despite the fund’s strongest fiscal year performance since its inception, an underweight to the lowest-quality, lowest-dollar-price bonds that did best in the last 12 months accounted for much of the under-performance versus the benchmark. It’s worth pointing out that the fund outperformed its Lipper category average for the five-year period ended in March (see page 9).

High-Yield Market Environment

The high-yield market, as measured by the Barclays Capital U.S. High-Yield 2% Issuer Capped Index, performed remarkably well in the 12 months ended March 31, 2010. Indeed, March marked the 13th consecutive month of gains for the index, as the fiscal year coincided closely with the recovery in the economy and financial markets. Performance in the high-yield space was led by market segments that did worst during the financial crisis. In terms of credit quality, that meant the most-distressed, lowest-dollar-price, and lowest-rated bonds did best. This theme extends to sector performance, where financial sector bonds that were at the epicenter of the credit crisis rebounded most sharply in the last 12 months. No segment of the high-yield market had negative returns for the year.

The market supply and demand backdrop also improved dramatically. Demand was so strong that bond deals were heavily oversubscribed and allowed for new bond issuance to run at a record annualized pace in the first three months of 2010. This remarkable performance meant yield spreads relative to Treasuries fell dramatically, going from an all-time high around 2000 basis points (a basis point equals 0.01%, so 2000 basis points equal 20%) in late 2008 to finish March 2010 at just over 600 basis points.

*All fund returns referenced in this commentary are for Investor Class shares. Class returns would have been lower had management fees not been waived.

High-Yield

Sector and Credit Performance Key

To understand the portfolio’s performance for the 12 months, it helps to look back at the credit crisis, when the most economically sensitive, lowest-rated bonds performed very poorly. The portfolio held up comparatively well during the crisis because we generally favored what we considered well-structured, higher-quality deals in non-cyclical areas of the economy. As the economy and financial system began to stabilize, we focused on adding securities that we believed were trading at attractive prices and yields relative to their underlying risks. As a result, the portfolio had some exposure to the lower-quality and distressed bonds that did best in the last 12 months, but less than the index.

In terms of sector allocation, our higher-quality holdings in less economically sensitive sectors produced solid absolute returns but trailed the benchmark. Good examples were our stakes in health care, cable, and telecommunications. In addition, our underweight position in the financial sector early in the reporting period also limited relative results because these were among the best-performing bonds over the last 12 months.

Outlook

“We’re constructive on the high-yield market going forward,” said Portfolio Manager Mike Difley. “The reopening of capital markets and improving economic conditions have allowed high-yield issuers to improve their liquidity and debt-maturity profiles. In addition, default rates are expected to continue to decline, while yield spreads remain reasonably attractive relative to Treasuries given our default outlook. As always, we will remain focused on fundamental credit analysis and security selection to add value to the portfolio over time.”

High-Yield

Portfolio at a Glance
As of 3/31/10
Weighted Average Life	5.3 years
Average Duration (effective)	4.1 years

Yields as of March 31, 2010(1)
30-day SEC Yield
Investor Class	7.06%
Institutional Class	7.26%
A Class	6.49%
B Class	6.05%
C Class	6.05%
R Class	6.56%
(1) Yields would have been lower if a portion of fees had not been waived.

Top Five Industries
% of net assets
as of 3/31/10
Media	12.4%
Oil, Gas & Consumable Fuels	9.6%
Diversified Telecommunication Services	8.4%
Consumer Finance	6.4%
Health Care Providers & Services	5.6%

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2009 to March 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period(1)	Expense
	10/1/09	3/31/10	10/1/09 – 3/31/10	Ratio(1)
Diversified Bond
Actual
Investor Class (after waiver)(2)	$1,000	$1,018.70	$2.82	0.56%
Investor Class (before waiver)	$1,000	$1,018.70(3)	$3.07	0.61%
Institutional Class (after waiver)(2)	$1,000	$1,020.70	$1.81	0.36%
Institutional Class (before waiver)	$1,000	$1,020.70(3)	$2.07	0.41%
A Class (after waiver)(2)	$1,000	$1,017.40	$4.07	0.81%
A Class (before waiver)	$1,000	$1,017.40(3)	$4.33	0.86%
B Class (after waiver)(2)	$1,000	$1,014.60	$7.84	1.56%
B Class (before waiver)	$1,000	$1,014.60(3)	$8.09	1.61%
C Class (after waiver)(2)	$1,000	$1,013.60	$7.83	1.56%
C Class (before waiver)	$1,000	$1,013.60(3)	$8.08	1.61%
R Class (after waiver)(2)	$1,000	$1,016.20	$5.33	1.06%
R Class (before waiver)	$1,000	$1,016.20(3)	$5.58	1.11%
Hypothetical
Investor Class (after waiver)(2)	$1,000	$1,022.14	$2.82	0.56%
Investor Class (before waiver)	$1,000	$1,021.89	$3.07	0.61%
Institutional Class (after waiver)(2)	$1,000	$1,023.14	$1.82	0.36%
Institutional Class (before waiver)	$1,000	$1,022.89	$2.07	0.41%
A Class (after waiver)(2)	$1,000	$1,020.89	$4.08	0.81%
A Class (before waiver)	$1,000	$1,020.64	$4.33	0.86%
B Class (after waiver)(2)	$1,000	$1,017.15	$7.85	1.56%
B Class (before waiver)	$1,000	$1,016.90	$8.10	1.61%
C Class (after waiver)(2)	$1,000	$1,017.15	$7.85	1.56%
C Class (before waiver)	$1,000	$1,016.90	$8.10	1.61%
R Class (after waiver)(2)	$1,000	$1,019.65	$5.34	1.06%
R Class (before waiver)	$1,000	$1,019.40	$5.59	1.11%
(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	During the six months ended March 31, 2010, the class received a partial waiver of its management fee.
(3)	Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period(1)	Expense
	10/1/09	3/31/10	10/1/09 – 3/31/10	Ratio(1)
High-Yield
Actual
Investor Class (after waiver)(2)	$1,000	$1,096.60	$3.97	0.76%
Investor Class (before waiver)	$1,000	$1,096.60(3)	$4.50	0.86%
Institutional Class (after waiver)(2)	$1,000	$1,097.70	$2.93	0.56%
Institutional Class (before waiver)	$1,000	$1,097.70(3)	$3.45	0.66%
A Class (after waiver)(2)	$1,000	$1,095.30	$5.28	1.01%
A Class (before waiver)	$1,000	$1,095.30(3)	$5.80	1.11%
B Class (after waiver)(2)	$1,000	$1,091.20	$9.18	1.76%
B Class (before waiver)	$1,000	$1,091.20(3)	$9.70	1.86%
C Class (after waiver)(2)	$1,000	$1,091.20	$9.18	1.76%
C Class (before waiver)	$1,000	$1,091.20(3)	$9.70	1.86%
R Class (after waiver)(2)	$1,000	$1,092.00	$6.57	1.26%
R Class (before waiver)	$1,000	$1,092.00(3)	$7.09	1.36%
Hypothetical
Investor Class (after waiver)(2)	$1,000	$1,021.14	$3.83	0.76%
Investor Class (before waiver)	$1,000	$1,020.64	$4.33	0.86%
Institutional Class (after waiver)(2)	$1,000	$1,022.14	$2.82	0.56%
Institutional Class (before waiver)	$1,000	$1,021.64	$3.33	0.66%
A Class (after waiver)(2)	$1,000	$1,019.90	$5.09	1.01%
A Class (before waiver)	$1,000	$1,019.40	$5.59	1.11%
B Class (after waiver)(2)	$1,000	$1,016.16	$8.85	1.76%
B Class (before waiver)	$1,000	$1,015.66	$9.35	1.86%
C Class (after waiver)(2)	$1,000	$1,016.16	$8.85	1.76%
C Class (before waiver)	$1,000	$1,015.66	$9.35	1.86%
R Class (after waiver)(2)	$1,000	$1,018.65	$6.34	1.26%
R Class (before waiver)	$1,000	$1,018.15	$6.84	1.36%
(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	During the six months ended March 31, 2010, the class received a partial waiver of its management fee.
(3)	Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

Schedule of Investments

Diversified Bond

MARCH 31, 2010
	Principal			Principal
	Amount	Value		Amount	Value
Corporate Bonds — 28.9%			SABMiller plc,
			6.20%, 7/1/11(1)(2)	$ 2,060,000	$ 2,172,606
AEROSPACE & DEFENSE — 0.7%			SABMiller plc,
Honeywell International, Inc.,			5.50%, 8/15/13(1)(2)	1,621,000	1,736,861
5.30%, 3/15/17(1)	$ 675,000	$ 723,876
					27,472,386
Honeywell International, Inc.,			BIOTECHNOLOGY — 0.2%
5.30%, 3/1/18(1)	610,000	650,734
L-3 Communications Corp.,			Amgen, Inc.,
			5.85%, 6/1/17(1)	2,560,000	2,841,812
5.875%, 1/15/15(1)	6,400,000	6,544,000
L-3 Communications Corp.,			Amgen, Inc.,
			5.75%, 3/15/40(1)	2,830,000	2,811,843
5.20%, 10/15/19(1)(2)	3,870,000	3,896,529
Lockheed Martin Corp.,					5,653,655
7.65%, 5/1/16(1)	1,700,000	2,047,426	BUILDING PRODUCTS — 0.1%
Lockheed Martin Corp.,			Masco Corp.,
5.50%, 11/15/39(1)	1,260,000	1,233,783	7.125%, 3/15/20(1)	900,000	910,768
Northrop Grumman Corp.,			Owens Corning,
3.70%, 8/1/14(1)	1,300,000	1,331,546	6.50%, 12/1/16(1)	3,930,000	4,162,546
United Technologies Corp.,					5,073,314
6.125%, 2/1/19(1)	2,660,000	2,997,067	CAPITAL MARKETS — 2.0%
United Technologies Corp.,			Ameriprise Financial, Inc.,
6.05%, 6/1/36(1)	1,027,000	1,080,510	5.30%, 3/15/20(1)	1,900,000	1,925,810
United Technologies Corp.,			Bear Stearns Cos. LLC
5.70%, 4/15/40(1)	3,500,000	3,552,451	(The), 6.40%, 10/2/17(1)	3,617,000	4,000,576
		24,057,922	Credit Suisse (New York),
AUTOMOBILES — 0.2%			5.00%, 5/15/13(1)	4,330,000	4,657,149
American Honda Finance			Credit Suisse (New York),
Corp., 2.375%, 3/18/13(1)(2)	3,120,000	3,120,986	5.50%, 5/1/14(1)	2,320,000	2,527,475
American Honda Finance			Credit Suisse (New York),
Corp., 7.625%, 10/1/18(1)(2)	800,000	934,118	5.30%, 8/13/19(1)	3,300,000	3,390,189
Daimler Finance N.A. LLC,			Credit Suisse AG,
5.875%, 3/15/11(1)	710,000	738,845	5.40%, 1/14/20(1)	1,170,000	1,181,369
Nissan Motor Acceptance			Deutsche Bank AG
Corp., 3.25%, 1/30/13(1)(2)	850,000	858,956	(London),
			4.875%, 5/20/13(1)	810,000	868,648
		5,652,905
			Deutsche Bank AG
BEVERAGES — 0.7%			(London),
Anheuser-Busch InBev			3.875%, 8/18/14(1)	3,180,000	3,252,265
Worldwide, Inc.,			Goldman Sachs Group, Inc.
3.00%, 10/15/12(1)	5,080,000	5,219,512
			(The), 5.45%, 11/1/12(1)	400,000	432,662
Anheuser-Busch InBev			Goldman Sachs Group, Inc.
Worldwide, Inc.,			(The), 6.00%, 5/1/14(1)	3,600,000	3,945,521
6.875%, 11/15/19(2)	7,580,000	8,718,978
Anheuser-Busch InBev			Goldman Sachs Group, Inc.
			(The), 5.125%, 1/15/15(1)	3,520,000	3,716,902
Worldwide, Inc.,
5.00%, 4/15/20(1)(2)	2,410,000	2,422,149	Goldman Sachs Group, Inc.
			(The), 6.15%, 4/1/18(1)	1,600,000	1,695,603
Diageo Capital plc,
5.20%, 1/30/13(1)	1,160,000	1,256,015	Goldman Sachs Group, Inc.
			(The), 7.50%, 2/15/19(1)	7,070,000	8,092,965
Dr Pepper Snapple Group,
Inc., 6.82%, 5/1/18(1)	4,457,000	5,099,771	Goldman Sachs Group, Inc.
			(The), 5.375%, 3/15/20(1)	5,570,000	5,528,994
PepsiAmericas, Inc.,
4.375%, 2/15/14(1)	800,000	846,494	Jefferies Group, Inc.,
			8.50%, 7/15/19(1)	2,000,000	2,222,310

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
Merrill Lynch & Co., Inc.,			Wachovia Bank N.A.,
6.15%, 4/25/13(1)	$ 1,965,000	$ 2,117,197	4.875%, 2/1/15(1)	$ 3,320,000	$ 3,446,197
Morgan Stanley,			Wells Fargo & Co.,
4.20%, 11/20/14(1)	3,400,000	3,411,050	4.375%, 1/31/13(1)	4,280,000	4,519,873
Morgan Stanley,			Wells Fargo & Co.,
6.00%, 4/28/15(1)	3,310,000	3,549,479	3.625%, 4/15/15(1)	2,250,000	2,234,936
Morgan Stanley,			Wells Fargo & Co.,
6.625%, 4/1/18(1)	3,480,000	3,717,468	5.625%, 12/11/17(1)	2,000,000	2,124,648
Morgan Stanley,			Westpac Banking Corp.,
7.30%, 5/13/19(1)	2,430,000	2,689,215	1.90%, 12/14/12(1)(2)	19,000,000	19,250,192
Morgan Stanley,			Westpac Banking Corp.,
5.625%, 9/23/19(1)	4,000,000	3,993,132	4.875%, 11/19/19(1)	1,710,000	1,701,737
Teco Finance, Inc.,					65,605,876
4.00%, 3/15/16(1)	1,460,000	1,440,452	COMMERCIAL SERVICES & SUPPLIES — 0.5%
UBS AG (Stamford Branch),			Allied Waste North America,
5.875%, 12/20/17(1)	4,250,000	4,407,615	Inc., 6.375%, 4/15/11(1)	2,500,000	2,609,388
UBS AG (Stamford Branch),			Corrections Corp. of
5.75%, 4/25/18(1)	1,250,000	1,282,453	America, 6.25%, 3/15/13(1)	4,170,000	4,248,187
		74,046,499	Corrections Corp. of
CHEMICALS — 0.3%			America, 7.75%, 6/1/17(1)	2,800,000	2,940,000
Dow Chemical Co. (The),			Republic Services, Inc.,
4.85%, 8/15/12(1)	1,690,000	1,788,204	5.50%, 9/15/19(1)(2)	4,130,000	4,237,487
Dow Chemical Co. (The),			Republic Services, Inc.,
8.55%, 5/15/19(1)	4,050,000	4,907,531	6.20%, 3/1/40(1)(2)	2,470,000	2,414,003
Mosaic Co. (The),			Waste Management, Inc.,
7.625%, 12/1/16(1)(2)	2,100,000	2,304,458	6.125%, 11/30/39(1)	2,070,000	2,061,339
Rohm & Haas Co.,					18,510,404
5.60%, 3/15/13(1)	550,000	587,099	COMMUNICATIONS EQUIPMENT — 0.1%
		9,587,292	Cisco Systems, Inc.,
COMMERCIAL BANKS — 1.8%			5.90%, 2/15/39(1)	5,400,000	5,501,466
Barclays Bank plc,			CONSUMER FINANCE — 1.3%
5.00%, 9/22/16(1)	3,590,000	3,693,094	American Express Centurion
BB&T Corp.,			Bank, 5.55%, 10/17/12(1)	1,950,000	2,103,338
5.70%, 4/30/14(1)	1,680,000	1,827,252	American Express Centurion
Fifth Third Bancorp.,			Bank, 6.00%, 9/13/17(1)	4,840,000	5,200,648
6.25%, 5/1/13(1)	2,160,000	2,324,581	American Express Co.,
Lloyds TSB Bank plc,			7.25%, 5/20/14(1)	3,500,000	3,970,012
5.80%, 1/13/20(1)(2)	2,000,000	1,954,960	Capital One Bank USA N.A.,
National Australia Bank Ltd.,			8.80%, 7/15/19(1)	3,000,000	3,630,774
2.55%, 1/13/12(1)(2)	13,720,000	14,045,864	Capital One Capital V,
National Australia Bank Ltd.,			10.25%, 8/15/39(1)	1,800,000	2,138,024
3.75%, 3/2/15(1)(2)	2,110,000	2,120,569	General Electric Capital
PNC Bank N.A.,			Corp., 3.75%, 11/14/14(1)	9,460,000	9,593,831
4.875%, 9/21/17(1)	882,000	878,581	General Electric Capital
PNC Bank N.A.,			Corp., 4.375%, 9/21/15(1)	4,220,000	4,355,542
6.00%, 12/7/17(1)	730,000	775,335	General Electric Capital
PNC Funding Corp.,			Corp., 5.625%, 9/15/17(1)	5,480,000	5,776,934
3.625%, 2/8/15(1)	2,800,000	2,819,880	General Electric Capital
SunTrust Bank,			Corp., 6.00%, 8/7/19(1)	3,000,000	3,175,689
7.25%, 3/15/18(1)	320,000	342,709	General Electric Capital
Wachovia Bank N.A.,			Corp., 5.50%, 1/8/20	2,200,000	2,248,800
4.80%, 11/1/14(1)	1,500,000	1,545,468

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
John Deere Capital Corp.,			JPMorgan Chase & Co.,
4.90%, 9/9/13(1)	$ 1,200,000	$ 1,297,806	6.00%, 1/15/18(1)	$ 13,980,000	$ 15,199,909
SLM Corp.,			JPMorgan Chase Bank
5.375%, 1/15/13(1)	1,900,000	1,877,627	National Association,
SLM Corp.,			5.875%, 6/13/16(1)(2)	1,250,000	1,345,821
8.00%, 3/25/20(1)	1,560,000	1,521,621			82,207,400
		46,890,646	DIVERSIFIED TELECOMMUNICATION
CONTAINERS & PACKAGING — 0.2%			SERVICES — 1.7%
Ball Corp.,			Alltel Corp.,
6.875%, 12/15/12(1)	3,351,000	3,384,510	7.875%, 7/1/32(1)	1,190,000	1,429,916
Ball Corp., 7.125%, 9/1/16(1)	2,950,000	3,149,125	AT&T, Inc., 6.25%, 3/15/11(1)	1,580,000	1,661,397
Ball Corp., 6.75%, 9/15/20(1)	900,000	920,250	AT&T, Inc.,
			6.70%, 11/15/13(1)	2,170,000	2,477,932
		7,453,885
			AT&T, Inc., 5.10%, 9/15/14(1)	1,000,000	1,082,936
DIVERSIFIED CONSUMER SERVICES — 0.1%
			AT&T, Inc.,
Board of Trustees of			6.80%, 5/15/36(1)	1,000,000	1,060,631
The Leland Stanford
Junior University (The),			AT&T, Inc.,
3.625%, 5/1/14(1)	2,120,000	2,204,677	6.55%, 2/15/39(1)	4,440,000	4,683,028
DIVERSIFIED FINANCIAL SERVICES — 2.2%			British Telecommunications
			plc, 5.15%, 1/15/13(1)	1,560,000	1,650,432
Arch Western Finance LLC,
6.75%, 7/1/13(1)	3,350,000	3,379,312	British Telecommunications
			plc, 5.95%, 1/15/18(1)	1,850,000	1,902,146
Bank of America Corp.,
4.90%, 5/1/13(1)	3,050,000	3,193,112	Cellco Partnership/Verizon
			Wireless Capital LLC,
Bank of America Corp.,			3.75%, 5/20/11(1)	300,000	309,434
4.50%, 4/1/15(1)	5,420,000	5,471,257
			Cellco Partnership/Verizon
Bank of America Corp.,			Wireless Capital LLC,
6.50%, 8/1/16(1)	13,040,000	14,107,181
			5.55%, 2/1/14(1)	1,580,000	1,728,065
Bank of America Corp.,			Cellco Partnership/Verizon
5.65%, 5/1/18(1)	1,300,000	1,317,286
			Wireless Capital LLC,
Bank of America Corp.,			8.50%, 11/15/18(1)	6,350,000	7,935,309
7.625%, 6/1/19(1)	1,790,000	2,050,969
			CenturyTel, Inc.,
Bank of America N.A.,			7.60%, 9/15/39(1)	3,220,000	3,112,819
5.30%, 3/15/17(1)	4,939,000	4,893,329
			Deutsche Telekom
BP Capital Markets plc,			International Finance BV,
5.25%, 11/7/13(1)	1,950,000	2,147,595	6.75%, 8/20/18(1)	3,000,000	3,366,681
Citigroup, Inc.,			Deutsche Telekom
5.50%, 4/11/13(1)	6,065,000	6,377,402	International Finance BV,
Citigroup, Inc.,			8.75%, 6/15/30(1)	800,000	1,027,297
6.01%, 1/15/15(1)	6,070,000	6,383,024	Embarq Corp.,
Citigroup, Inc.,			7.08%, 6/1/16(1)	944,000	1,029,341
6.125%, 5/15/18(1)	2,940,000	3,008,831	France Telecom SA,
Citigroup, Inc.,			4.375%, 7/8/14(1)	3,140,000	3,312,832
8.50%, 5/22/19(1)	1,200,000	1,402,919	New Communications
Citigroup, Inc.,			Holdings, Inc.,
8.125%, 7/15/39(1)	2,600,000	3,010,613	8.25%, 4/15/17(2)(3)	1,000,000	1,022,500
CME Group Index Services			New Communications
LLC, 4.40%, 3/15/18(1)(2)	3,310,000	3,249,798	Holdings, Inc.,
JPMorgan Chase & Co.,			8.50%, 4/15/20(2)(3)	1,500,000	1,518,750
4.65%, 6/1/14(1)	5,360,000	5,669,042	Qwest Corp.,
			7.875%, 9/1/11(1)	1,950,000	2,076,750
			Qwest Corp.,
			7.50%, 10/1/14(1)	800,000	878,000

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
Sprint Capital Corp.,			ELECTRONIC EQUIPMENT,
7.625%, 1/30/11(1)	$ 2,870,000	$ 2,966,862	INSTRUMENTS & COMPONENTS — 0.2%
Telecom Italia Capital SA,			Jabil Circuit, Inc.,
6.18%, 6/18/14(1)	4,410,000	4,717,840	7.75%, 7/15/16(1)	$ 6,300,000	$ 6,662,250
Telefonica Emisiones SAU,			ENERGY EQUIPMENT & SERVICES — 0.2%
5.98%, 6/20/11(1)	750,000	788,629	Pride International, Inc.,
Telefonica Emisiones SAU,			8.50%, 6/15/19(1)	3,600,000	4,086,000
5.88%, 7/15/19(1)	2,800,000	3,004,293	Weatherford International
Verizon Communications,			Ltd., 9.625%, 3/1/19(1)	3,000,000	3,802,113
Inc., 8.75%, 11/1/18(1)	2,670,000	3,354,847			7,888,113
Verizon Communications,			FOOD & STAPLES RETAILING — 0.7%
Inc., 6.40%, 2/15/38(1)	870,000	905,635
			CVS Caremark Corp.,
Windstream Corp.,			6.60%, 3/15/19(1)	5,000,000	5,599,670
7.875%, 11/1/17(1)	4,740,000	4,692,600
			Delhaize Group SA,
		63,696,902	5.875%, 2/1/14(1)	3,460,000	3,786,600
ELECTRIC UTILITIES — 0.8%			Kroger Co. (The),
Carolina Power & Light Co.,			6.80%, 4/1/11(1)	3,170,000	3,337,246
5.15%, 4/1/15(1)	1,123,000	1,221,183	Kroger Co. (The),
Carolina Power & Light Co.,			5.00%, 4/15/13(1)	1,580,000	1,683,523
5.25%, 12/15/15(1)	545,000	600,096	Kroger Co. (The),
Carolina Power & Light Co.,			6.40%, 8/15/17(1)	3,900,000	4,340,723
5.30%, 1/15/19(1)	770,000	811,457	Safeway, Inc.,
Cleveland Electric			5.80%, 8/15/12(1)	1,670,000	1,822,262
Illuminating Co. (The),			SYSCO Corp.,
5.70%, 4/1/17(1)	908,000	950,092	4.20%, 2/12/13(1)	1,170,000	1,240,834
Duke Energy Carolinas LLC,			Wal-Mart Stores, Inc.,
7.00%, 11/15/18(1)	1,670,000	1,970,638	5.875%, 4/5/27(1)	1,060,000	1,125,892
Duke Energy Corp.,			Wal-Mart Stores, Inc.,
6.30%, 2/1/14(1)	1,570,000	1,750,347	6.20%, 4/15/38(1)	640,000	691,588
Duke Energy Corp.,			Wal-Mart Stores, Inc.,
3.95%, 9/15/14(1)	4,010,000	4,135,722	5.625%, 4/1/40(3)	2,800,000	2,799,972
EDF SA, 4.60%, 1/27/20(1)(2)	3,500,000	3,456,835			26,428,310
Exelon Generation Co. LLC,			FOOD PRODUCTS — 0.8%
5.20%, 10/1/19(1)	2,420,000	2,449,258
			General Mills, Inc.,
FirstEnergy Corp.,			5.65%, 9/10/12(1)	1,460,000	1,592,445
6.45%, 11/15/11(1)	96,000	101,862
			General Mills, Inc.,
FirstEnergy Solutions Corp.,			5.25%, 8/15/13(1)	4,970,000	5,430,068
6.05%, 8/15/21(1)	4,870,000	4,886,222
			General Mills, Inc.,
Florida Power Corp.,			5.65%, 2/15/19(1)	1,660,000	1,783,665
5.65%, 6/15/18(1)	790,000	856,796
			Kellogg Co.,
Florida Power Corp.,			4.45%, 5/30/16(1)	2,400,000	2,551,073
6.35%, 9/15/37(1)	540,000	585,060
			Kraft Foods, Inc.,
Niagara Mohawk Power			6.00%, 2/11/13(1)	830,000	911,571
Corp., 4.88%, 8/15/19(2)	1,600,000	1,591,950
			Kraft Foods, Inc.,
Pacificorp,			6.75%, 2/19/14(1)	1,190,000	1,339,280
6.00%, 1/15/39(1)	2,340,000	2,414,208
			Kraft Foods, Inc.,
Progress Energy, Inc.,			6.50%, 2/9/40(1)	7,050,000	7,330,273
6.05%, 3/15/14(1)	950,000	1,046,278
			Mead Johnson Nutrition Co.,
Southern California Edison			3.50%, 11/1/14(1)(2)	1,900,000	1,885,307
Co., 5.625%, 2/1/36(1)	780,000	778,138
			Mead Johnson Nutrition Co.,
		29,606,142	5.90%, 11/1/39(1)(2)	2,600,000	2,541,224

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
Ralcorp Holdings, Inc.,			INDEPENDENT POWER PRODUCERS
6.625%, 8/15/39(1)(2)	$ 2,500,000	$ 2,493,305	& ENERGY TRADERS — 0.1%
		27,858,211	AES Corp. (The),
HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%			8.00%, 10/15/17(1)	$ 3,500,000	$ 3,570,000
Baxter International, Inc.,			INDUSTRIAL CONGLOMERATES — 0.3%
4.00%, 3/1/14(1)	1,620,000	1,695,534	General Electric Co.,
Baxter International, Inc.,			5.00%, 2/1/13(1)	2,734,000	2,949,128
5.90%, 9/1/16(1)	1,130,000	1,279,843	General Electric Co.,
Baxter International, Inc.,			5.25%, 12/6/17(1)	4,251,000	4,464,804
5.375%, 6/1/18(1)	650,000	699,672	Hutchison Whampoa
		3,675,049	International 09/16 Ltd.,
			4.625%, 9/11/15(1)(2)	3,600,000	3,708,403
HEALTH CARE PROVIDERS & SERVICES — 0.8%
Express Scripts, Inc.,					11,122,335
5.25%, 6/15/12(1)	5,700,000	6,080,811	INSURANCE — 0.9%
Express Scripts, Inc.,			Allstate Corp. (The),
7.25%, 6/15/19(1)	8,020,000	9,300,690	7.45%, 5/16/19	3,300,000	3,879,025
HCA, Inc.,			American International
7.875%, 2/15/20(1)(2)	5,140,000	5,393,788	Group, Inc.,
			8.25%, 8/15/18(1)	1,550,000	1,628,841
Medco Health Solutions,
Inc., 7.25%, 8/15/13(1)	7,061,000	7,989,500	Berkshire Hathaway Finance
			Corp., 5.00%, 8/15/13(1)	790,000	863,414
Quest Diagnostics, Inc.,
4.75%, 1/30/20(1)	2,060,000	2,019,200	Hartford Financial
			Services Group, Inc.,
		30,783,989	4.00%, 3/30/15(1)	2,120,000	2,102,552
HEALTHCARE EQUIPMENT & SUPPLIES — 0.1%			Hartford Financial
Boston Scientific Corp.,			Services Group, Inc.,
4.50%, 1/15/15(1)	2,320,000	2,225,766	5.50%, 3/30/20(1)	1,000,000	986,776
HOTELS, RESTAURANTS & LEISURE — 0.3%			Lincoln National Corp.,
McDonald’s Corp.,			6.25%, 2/15/20(1)	2,000,000	2,089,276
5.35%, 3/1/18(1)	1,550,000	1,683,529	MetLife Global Funding I,
McDonald’s Corp.,			2.875%, 9/17/12(1)(2)	600,000	610,258
6.30%, 10/15/37(1)	560,000	608,445	MetLife Global Funding I,
Yum! Brands, Inc.,			5.125%, 4/10/13(1)(2)	2,170,000	2,331,335
8.875%, 4/15/11(1)	600,000	643,652	MetLife, Inc.,
Yum! Brands, Inc.,			6.75%, 6/1/16(1)	5,100,000	5,719,696
6.25%, 3/15/18(1)	2,550,000	2,799,964	New York Life Global
Yum! Brands, Inc.,			Funding, 4.65%, 5/9/13(1)(2)	1,630,000	1,746,304
5.30%, 9/15/19(1)	3,545,000	3,636,224	Prudential Financial, Inc.,
		9,371,814	3.625%, 9/17/12(1)	1,700,000	1,749,368
HOUSEHOLD DURABLES — 0.1%			Prudential Financial, Inc.,
Toll Brothers Finance Corp.,			7.375%, 6/15/19(1)	5,990,000	6,881,006
6.75%, 11/1/19(1)	2,500,000	2,530,465	Prudential Financial, Inc.,
Whirlpool Corp.,			5.40%, 6/13/35(1)	600,000	536,009
8.60%, 5/1/14(1)	1,800,000	2,090,646	Travelers Cos., Inc. (The),
		4,621,111	5.90%, 6/2/19(1)	3,120,000	3,418,431
HOUSEHOLD PRODUCTS(4)					34,542,291
Kimberly-Clark Corp.,			INTERNET & CATALOG RETAIL — 0.1%
6.125%, 8/1/17(1)	560,000	631,657	Expedia, Inc.,
			7.46%, 8/15/18(1)	2,650,000	2,961,375
Kimberly-Clark Corp.,
7.50%, 11/1/18(1)	820,000	997,523
		1,629,180

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
LEISURE EQUIPMENT & PRODUCTS — 0.1%			Time Warner, Inc.,
Hasbro, Inc.,			6.875%, 5/1/12(1)	$ 2,380,000	$ 2,619,171
6.125%, 5/15/14(1)	$ 1,500,000	$ 1,647,285	Time Warner, Inc.,
Hasbro, Inc.,			4.875%, 3/15/20(1)	3,540,000	3,465,419
6.35%, 3/15/40(1)	3,310,000	3,281,289	Time Warner, Inc.,
		4,928,574	7.625%, 4/15/31(1)	1,006,000	1,152,162
LIFE SCIENCES TOOLS & SERVICES(4)			Time Warner, Inc.,
			7.70%, 5/1/32(1)	2,740,000	3,171,399
Thermo Fisher Scientific,
Inc., 2.15%, 12/28/12(1)(2)	500,000	498,585	Viacom, Inc.,
			6.25%, 4/30/16(1)	9,130,000	10,098,702
MACHINERY — 0.1%
			Viacom, Inc.,
Caterpillar Financial			6.875%, 4/30/36(1)	2,800,000	2,977,766
Services Corp., 5.45%,
4/15/18(1)	1,620,000	1,716,636	Virgin Media Secured
			Finance plc,
Deere & Co., 5.375%,			6.50%, 1/15/18(1)(2)	5,140,000	5,178,550
10/16/29(1)	3,450,000	3,449,935
			WMG Acquisition Corp.,
		5,166,571	9.50%, 6/15/16(2)	4,120,000	4,423,850
MEDIA — 2.5%					93,541,825
CBS Corp.,			METALS & MINING — 1.0%
8.875%, 5/15/19(1)	2,100,000	2,540,941
			Anglo American Capital plc,
CBS Corp.,			9.375%, 4/8/19(1)(2)	2,250,000	2,870,469
5.75%, 4/15/20(3)	2,110,000	2,123,072
			ArcelorMittal,
CBS Corp.,			9.85%, 6/1/19(1)	3,850,000	4,901,185
5.50%, 5/15/33(1)	3,780,000	3,252,316
			Barrick Gold Corp.,
Comcast Corp.,			6.95%, 4/1/19	5,390,000	6,177,781
5.90%, 3/15/16(1)	4,904,000	5,363,279
			Freeport-McMoRan
Comcast Corp.,			Copper & Gold, Inc.,
6.40%, 5/15/38(1)	650,000	661,738	8.375%, 4/1/17(1)	3,285,000	3,659,461
Comcast Corp.,			Newmont Mining Corp.,
6.40%, 3/1/40(1)	4,310,000	4,395,506	6.25%, 10/1/39(1)	4,980,000	4,996,573
DirecTV Holdings LLC,			Rio Tinto Finance USA Ltd.,
3.55%, 3/15/15(1)(2)	4,120,000	4,058,048	5.875%, 7/15/13(1)	5,350,000	5,884,572
DirecTV Holdings LLC/			Rio Tinto Finance USA Ltd.,
DirecTV Financing Co., Inc.,			9.00%, 5/1/19(1)	1,250,000	1,606,926
4.75%, 10/1/14(1)(2)	7,000,000	7,329,910
			Teck Resources Ltd.,
DirecTV Holdings LLC/			5.375%, 10/1/15(1)	589,000	604,461
DirecTV Financing Co., Inc.,
6.375%, 6/15/15(1)	3,320,000	3,465,250	Teck Resources Ltd.,
			10.75%, 5/15/19(1)	3,780,000	4,649,400
Interpublic Group
of Cos., Inc. (The),			Vale Overseas Ltd.,
10.00%, 7/15/17(1)	2,700,000	3,067,875	5.625%, 9/15/19(1)	1,450,000	1,504,575
News America, Inc.,			Xstrata Finance Canada Ltd.,
6.90%, 8/15/39(1)	6,010,000	6,582,495	5.80%, 11/15/16(1)(2)	447,000	466,964
Omnicom Group, Inc.,					37,322,367
5.90%, 4/15/16(1)	5,280,000	5,718,620	MULTILINE RETAIL — 0.1%
Time Warner Cable, Inc.,			Macy’s Retail Holdings, Inc.,
5.40%, 7/2/12(1)	4,410,000	4,736,653	5.35%, 3/15/12(1)	396,000	417,780
Time Warner Cable, Inc.,			Macy’s Retail Holdings, Inc.,
6.75%, 7/1/18(1)	4,400,000	4,924,269	5.90%, 12/1/16(1)	2,650,000	2,656,625
Time Warner, Inc.,					3,074,405
5.50%, 11/15/11(1)	2,105,000	2,234,834

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
MULTI-UTILITIES — 1.1%			ConocoPhillips,
CenterPoint Energy			5.75%, 2/1/19(1)	$ 4,200,000	$ 4,586,400
Resources Corp.,			ConocoPhillips,
6.125%, 11/1/17(1)	$ 560,000	$ 591,761	6.50%, 2/1/39(1)	2,270,000	2,544,466
CenterPoint Energy			El Paso Corp.,
Resources Corp.,			7.875%, 6/15/12(1)	2,630,000	2,799,438
6.25%, 2/1/37(1)	950,000	926,748	El Paso Corp.,
CMS Energy Corp.,			7.25%, 6/1/18(1)	2,650,000	2,747,804
8.75%, 6/15/19(1)	4,990,000	5,659,109	Enbridge Energy Partners
Dominion Resources, Inc.,			LP, 6.50%, 4/15/18(1)	2,470,000	2,736,844
6.40%, 6/15/18(1)	6,000,000	6,695,886	Enbridge Energy Partners
Georgia Power Co.,			LP, 5.20%, 3/15/20(1)	1,610,000	1,620,133
6.00%, 11/1/13(1)	1,670,000	1,880,123	EnCana Corp.,
Pacific Gas & Electric Co.,			6.50%, 5/15/19	1,000,000	1,117,296
4.20%, 3/1/11(1)	2,247,000	2,313,525	Enterprise Products
Pacific Gas & Electric Co.,			Operating LLC,
5.80%, 3/1/37	5,567,000	5,542,600	6.30%, 9/15/17(1)	7,050,000	7,753,386
Pacific Gas & Electric Co.,			Enterprise Products
6.35%, 2/15/38(1)	610,000	652,322	Operating LLC,
PG&E Corp.,			6.125%, 10/15/39(1)	1,000,000	986,543
5.75%, 4/1/14(1)	3,870,000	4,230,939	EOG Resources, Inc.,
Public Service Co. of			5.625%, 6/1/19(1)	1,800,000	1,935,329
Colorado, 5.80%, 8/1/18(1)	790,000	858,388	Hess Corp.,
Sempra Energy,			6.00%, 1/15/40(1)	2,100,000	2,080,884
8.90%, 11/15/13(1)	3,740,000	4,459,838	Kerr-McGee Corp.,
Sempra Energy,			6.95%, 7/1/24(1)	3,175,000	3,539,931
6.50%, 6/1/16(1)	1,190,000	1,331,019	Kinder Morgan
Sempra Energy,			Energy Partners LP,
9.80%, 2/15/19(1)	1,840,000	2,395,054	6.75%, 3/15/11(1)	450,000	472,908
Sempra Energy,			Kinder Morgan
6.00%, 10/15/39(1)	1,350,000	1,329,415	Energy Partners LP,
			6.85%, 2/15/20(1)	3,630,000	4,079,666
		38,866,727
			Kinder Morgan
OFFICE ELECTRONICS — 0.2%			Energy Partners LP,
Xerox Corp.,			6.50%, 9/1/39(1)	2,020,000	2,083,258
5.65%, 5/15/13(1)	1,370,000	1,470,317
			Magellan Midstream
Xerox Corp.,			Partners LP,
4.25%, 2/15/15(1)	3,600,000	3,633,368	6.55%, 7/15/19(1)	2,350,000	2,607,346
Xerox Corp.,			Motiva Enterprises LLC,
5.625%, 12/15/19(1)	2,170,000	2,234,668	5.75%, 1/15/20(1)(2)	2,500,000	2,621,897
		7,338,353	Nexen, Inc.,
OIL, GAS & CONSUMABLE FUELS — 2.7%			5.65%, 5/15/17(1)	1,770,000	1,867,456
Anadarko Petroleum Corp.,			Nexen, Inc.,
5.95%, 9/15/16(1)	2,800,000	3,052,983	6.20%, 7/30/19(1)	2,610,000	2,818,972
Anadarko Petroleum Corp.,			Nexen, Inc.,
6.45%, 9/15/36(1)	3,750,000	3,833,974	6.40%, 5/15/37(1)	1,990,000	2,012,429
Anadarko Petroleum Corp.,			Petrobras International
6.20%, 3/15/40(1)	1,600,000	1,579,557	Finance Co.,
Cenovus Energy, Inc.,			5.75%, 1/20/20(1)	2,200,000	2,264,880
4.50%, 9/15/14(1)(2)	2,260,000	2,360,032	Petroleos Mexicanos,
			6.00%, 3/5/20(1)(2)	2,000,000	2,060,000

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
Plains All American Pipeline			Watson Pharmaceuticals,
LP/PAA Finance Corp.,			Inc., 6.125%, 8/15/19(1)	$ 1,740,000	$ 1,832,236
4.25%, 9/1/12(1)	$ 1,500,000	$ 1,559,297	Wyeth, 5.95%, 4/1/37(1)	780,000	819,438
Plains All American Pipeline					35,331,795
LP/PAA Finance Corp.,
8.75%, 5/1/19(1)	5,060,000	6,183,133	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.5%
Shell International Finance			Boston Properties LP,
BV, 4.30%, 9/22/19(1)	220,000	217,337	5.00%, 6/1/15(1)	1,000,000	1,025,975
Shell International Finance			Digital Realty Trust LP,
BV, 6.375%, 12/15/38(1)	860,000	950,311	5.875%, 2/1/20(1)(2)	3,440,000	3,369,917
Shell International Finance			ProLogis, 5.75%, 4/1/16(1)	750,000	735,239
BV, 5.50%, 3/25/40(1)	1,760,000	1,731,525	ProLogis,
Talisman Energy, Inc.,			5.625%, 11/15/16(1)	1,080,000	1,045,548
7.75%, 6/1/19(1)	6,020,000	7,185,303	ProLogis,
Valero Energy Corp.,			7.375%, 10/30/19(1)	2,040,000	2,097,683
4.50%, 2/1/15(1)	5,180,000	5,195,043	ProLogis,
Williams Partners LP,			6.875%, 3/15/20(1)	2,830,000	2,800,257
5.25%, 3/15/20(1)(2)	2,040,000	2,048,085	Reckson Operating
XTO Energy, Inc.,			Partnership LP,
5.90%, 8/1/12(1)	2,700,000	2,966,690	7.75%, 3/15/20(1)(2)	1,050,000	1,069,708
XTO Energy, Inc.,			Simon Property Group LP,
6.50%, 12/15/18(1)	3,350,000	3,872,955	5.30%, 5/30/13(1)	2,600,000	2,753,109
XTO Energy, Inc.,			Simon Property Group LP,
6.10%, 4/1/36(1)	615,000	668,850	5.75%, 12/1/15(1)	4,650,000	4,923,564
		100,742,341			19,821,000
PAPER & FOREST PRODUCTS — 0.3%			REAL ESTATE MANAGEMENT
Georgia-Pacific LLC,			& DEVELOPMENT — 0.1%
8.875%, 5/15/31(1)	1,000,000	1,090,000	AMB Property LP,
			6.625%, 12/1/19(1)	2,790,000	2,844,662
International Paper Co.,
9.375%, 5/15/19(1)	4,350,000	5,446,709	ROAD & RAIL — 0.4%
International Paper Co.,			CSX Corp.,
7.30%, 11/15/39(1)	3,000,000	3,216,054	5.75%, 3/15/13(1)	1,680,000	1,824,972
		9,752,763	CSX Corp., 7.375%, 2/1/19(1)	4,500,000	5,252,513
PHARMACEUTICALS — 1.0%			Norfolk Southern Corp.,
			5.75%, 1/15/16(1)	750,000	829,953
Abbott Laboratories,
5.875%, 5/15/16(1)	1,021,000	1,155,309	Norfolk Southern Corp.,
			5.75%, 4/1/18(1)	2,400,000	2,580,226
AstraZeneca plc,
5.90%, 9/15/17(1)	830,000	928,462	Union Pacific Corp.,
			5.75%, 11/15/17(1)	2,780,000	2,983,351
GlaxoSmithKline Capital,
Inc., 4.85%, 5/15/13(1)	1,630,000	1,768,041			13,471,015
Novartis Capital Corp.,			SEMICONDUCTORS &
4.40%, 4/24/20(1)	3,540,000	3,546,202	SEMICONDUCTOR EQUIPMENT(4)
Pfizer, Inc.,			Analog Devices, Inc.,
6.20%, 3/15/19(1)	5,090,000	5,759,096	5.00%, 7/1/14(1)	1,550,000	1,638,527
Pfizer, Inc.,			SOFTWARE — 0.1%
7.20%, 3/15/39(1)	3,460,000	4,234,099	Intuit, Inc.,
Roche Holdings, Inc.,			5.75%, 3/15/17(1)	1,833,000	1,939,059
5.00%, 3/1/14(1)(2)	2,750,000	2,972,998	SPECIALTY RETAIL — 0.4%
Roche Holdings, Inc.,			GSC Holdings Corp.,
6.00%, 3/1/19(1)(2)	3,970,000	4,395,004	8.00%, 10/1/12(1)	1,300,000	1,355,250
Watson Pharmaceuticals,			Home Depot, Inc. (The),
Inc., 5.00%, 8/15/14(1)	7,600,000	7,920,910	5.40%, 3/1/16(1)	6,250,000	6,759,150

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
Home Depot, Inc. (The),			FHLMC, 7.00%, 9/1/27(1)	$ 12,270	$ 13,832
5.875%, 12/16/36(1)	$ 800,000	$ 778,910
			FHLMC, 6.50%, 1/1/28(1)	21,247	23,416
Ltd. Brands, Inc.,			FHLMC, 7.00%, 2/1/28(1)	3,182	3,587
6.90%, 7/15/17(1)	3,050,000	3,126,250
			FHLMC, 6.50%, 3/1/29(1)	117,554	129,752
Staples, Inc.,
9.75%, 1/15/14(1)	2,800,000	3,397,279	FHLMC, 6.50%, 6/1/29(1)	81,427	89,877
		15,416,839	FHLMC, 7.00%, 8/1/29(1)	14,178	15,959
TOBACCO — 0.2%			FHLMC, 7.50%, 8/1/29(1)	25,775	29,456
Altria Group, Inc.,			FHLMC, 6.50%, 5/1/31(1)	2,713	2,992
9.25%, 8/6/19(1)	7,150,000	8,702,415
			FHLMC, 6.50%, 5/1/31(1)	59,193	65,298
WIRELESS TELECOMMUNICATION SERVICES — 0.5%			FHLMC, 6.50%, 6/1/31(1)	796	878
America Movil SAB de CV,
5.00%, 10/16/19(1)(2)	3,570,000	3,552,361	FHLMC, 6.50%, 6/1/31(1)	908	1,001
America Movil SAB de CV,			FHLMC, 6.50%, 6/1/31(1)	3,245	3,580
5.00%, 3/30/20(1)(2)	2,200,000	2,179,905	FHLMC, 6.50%, 6/1/31(1)	5,537	6,108
American Tower Corp.,			FHLMC, 6.50%, 6/1/31(1)	8,617	9,506
7.25%, 5/15/19(1)(2)	3,700,000	4,181,000
			FHLMC, 6.50%, 6/1/31(1)	23,562	25,992
Rogers Cable, Inc.,			FHLMC, 5.50%, 12/1/33(1)	1,643,773	1,744,478
6.25%, 6/15/13(1)	1,600,000	1,764,400
Rogers Communications,			FHLMC, 6.00%, 9/1/35	38,238,493	41,423,619
Inc., 6.80%, 8/15/18(1)	1,370,000	1,560,974	FHLMC, 5.50%, 12/1/37	7,963,149	8,416,969
SBA Telecommunications,			FHLMC, 5.50%, 1/1/38(1)	10,177,318	10,765,848
Inc., 8.00%, 8/15/16(1)(2)	1,750,000	1,850,625	FHLMC, 5.50%, 4/1/38(1)	12,909,892	13,645,628
SBA Telecommunications,			FHLMC, 6.00%, 8/1/38	1,988,761	2,135,971
Inc., 8.25%, 8/15/19(1)(2)	2,765,000	2,958,550
			FHLMC, 6.50%, 7/1/47(1)	283,006	306,491
Vodafone Group plc,
5.00%, 12/16/13(1)	2,070,000	2,235,726	FNMA, 6.50%,
			settlement date 4/15/10(6)	13,694,000	14,838,736
		20,283,541
			FNMA, 6.00%, 5/1/13(1)	4,653	5,022
TOTAL CORPORATE BONDS
(Cost $1,014,317,086)	1,067,242,529		FNMA, 6.00%, 5/1/13(1)	10,700	11,557
			FNMA, 6.00%, 7/1/13(1)	30,419	32,856
U.S. Government Agency
			FNMA, 6.00%, 12/1/13(1)	41,887	45,243
Mortgage-Backed Securities(5) — 23.3%
			FNMA, 6.00%, 1/1/14(1)	34,181	36,920
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES — 0.1%			FNMA, 6.00%, 2/1/14(1)	52,932	57,173
FNMA, VRN,			FNMA, 6.00%, 4/1/14(1)	63,578	68,672
5.62%, 3/1/12(1)	4,499,561	4,708,014	FNMA, 5.50%, 12/1/16(1)	249,939	269,068
FIXED-RATE U.S. GOVERNMENT AGENCY			FNMA, 5.50%, 12/1/16(1)	536,683	577,758
MORTGAGE-BACKED SECURITIES — 23.2%			FNMA, 5.00%, 6/1/18	8,197,260	8,741,383
FHLMC, 5.00%, 10/1/10(1)	712,123	723,126
			FNMA, 4.50%, 5/1/19(1)	2,578,974	2,710,768
FHLMC, 6.50%, 12/1/12(1)	3,225	3,482
			FNMA, 6.50%, 1/1/26(1)	73,726	80,662
FHLMC, 6.00%, 1/1/13(1)	39,835	43,051
			FNMA, 7.00%, 12/1/27(1)	8,781	9,851
FHLMC, 7.00%, 11/1/13(1)	13,248	14,179
			FNMA, 6.50%, 1/1/28(1)	5,871	6,423
FHLMC, 7.00%, 6/1/14(1)	30,130	32,489
			FNMA, 7.00%, 1/1/28(1)	4,054	4,548
FHLMC, 6.50%, 6/1/16(1)	51,838	56,026
			FNMA, 7.50%, 4/1/28(1)	25,458	28,793
FHLMC, 6.50%, 6/1/16(1)	104,297	112,893
			FNMA, 7.00%, 5/1/28(1)	61,478	69,017
FHLMC, 5.00%, 11/1/17(1)	1,232,430	1,316,162
			FNMA, 7.00%, 6/1/28(1)	4,022	4,516
FHLMC, 4.50%, 1/1/19(1)	149,589	157,443
			FNMA, 6.50%, 1/1/29(1)	16,088	17,773
FHLMC, 5.00%, 1/1/21(1)	6,640,507	7,066,769
			FNMA, 6.50%, 4/1/29(1)	53,095	58,654
FHLMC, 5.00%, 4/1/21(1)	2,285,016	2,431,694

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
FNMA, 7.00%, 7/1/29(1)	$ 32,346	$ 36,312	FNMA, 6.50%, 8/1/47(1)	$ 854,724	$ 918,975
FNMA, 7.00%, 7/1/29(1)	37,652	42,294	FNMA, 6.50%, 9/1/47(1)	104,591	112,454
FNMA, 7.50%, 7/1/29(1)	89,754	101,647	FNMA, 6.50%, 9/1/47(1)	690,038	741,909
FNMA, 7.50%, 8/1/30(1)	56,387	63,894	FNMA, 6.50%, 9/1/47(1)	781,200	839,924
FNMA, 7.50%, 9/1/30(1)	33,278	37,680	FNMA, 6.50%, 9/1/47(1)	1,979,347	2,128,137
FNMA, 7.00%, 9/1/31(1)	212,557	238,992	GNMA, 6.00%,
			settlement date 4/15/10(6)	7,000,000	7,475,783
FNMA, 6.50%, 1/1/32(1)	90,728	100,228
			GNMA, 7.50%, 8/20/17(1)	34,855	38,225
FNMA, 7.00%, 6/1/32(1)	997,866	1,122,356
			GNMA, 7.00%, 11/15/22(1)	45,428	50,727
FNMA, 6.50%, 8/1/32(1)	363,658	401,734
FNMA, 5.50%, 2/1/33	32,587,969	34,569,198	GNMA, 7.00%, 4/20/26(1)	9,095	10,201
FNMA, 5.00%, 6/1/33	27,243,895	28,237,417	GNMA, 7.50%, 8/15/26(1)	17,285	19,529
FNMA, 5.50%, 6/1/33(1)	2,204,841	2,338,887	GNMA, 8.00%, 8/15/26(1)	9,310	10,708
FNMA, 5.50%, 7/1/33(1)	10,274,139	10,898,769	GNMA, 7.50%, 4/15/27(1)	1,240	1,402
FNMA, 5.00%, 8/1/33	6,714,967	6,965,222	GNMA, 7.50%, 5/15/27(1)	20,469	23,137
FNMA, 5.50%, 8/1/33(1)	1,965,562	2,085,061	GNMA, 8.00%, 6/15/27(1)	17,743	20,425
FNMA, 5.50%, 9/1/33(1)	2,616,203	2,775,259	GNMA, 7.50%, 11/15/27(1)	2,186	2,471
FNMA, 5.00%, 11/1/33(1)	16,922,586	17,553,260	GNMA, 7.00%, 2/15/28(1)	9,755	10,956
FNMA, 5.50%, 1/1/34(1)	5,382,071	5,694,762	GNMA, 7.50%, 2/15/28(1)	14,912	16,867
FNMA, 5.50%, 2/1/34	10,113,825	10,728,709	GNMA, 6.50%, 3/15/28(1)	15,015	16,567
FNMA, 5.00%, 3/1/34	9,778,733	10,143,169	GNMA, 7.00%, 4/15/28(1)	2,658	2,985
FNMA, 4.50%, 1/1/35	32,275,895	32,537,161	GNMA, 6.50%, 5/15/28(1)	2,068	2,282
FNMA, 5.00%, 6/1/35	19,105,668	19,787,849	GNMA, 6.50%, 5/15/28(1)	5,783	6,381
FNMA, 5.00%, 7/1/35	35,052,311	36,303,879	GNMA, 6.50%, 5/15/28(1)	39,930	44,056
FNMA, 5.00%, 8/1/35(1)	1,909,482	1,974,678	GNMA, 7.00%, 12/15/28(1)	16,039	18,014
FNMA, 4.50%, 9/1/35(1)	6,267,561	6,326,130	GNMA, 7.00%, 5/15/31(1)	86,908	97,707
FNMA, 5.00%, 10/1/35	10,292,749	10,644,177	GNMA, 4.50%, 8/15/33	7,834,655	8,002,286
FNMA, 5.50%, 12/1/35	50,927,848	53,912,669	GNMA, 6.00%, 9/20/38(1)	11,490,273	12,321,127
FNMA, 5.00%, 2/1/36(1)	7,525,174	7,782,108	GNMA, 5.50%, 11/15/38	21,562,350	22,838,484
FNMA, 5.50%, 4/1/36(1)	9,059,205	9,573,168	GNMA, 6.00%, 1/20/39	2,751,015	2,949,953
FNMA, 5.50%, 5/1/36(1)	18,734,397	19,797,271	GNMA, 5.00%, 3/20/39	17,975,433	18,678,143
FNMA, 5.50%, 7/1/36(1)	6,888,170	7,268,199	GNMA, 4.50%, 4/15/39	28,928,651	29,312,567
FNMA, 5.50%, 2/1/37(1)	3,358,911	3,544,226	GNMA, 4.50%, 11/15/39	54,614,575	55,339,371
FNMA, 5.50%, 5/1/37	11,138,188	11,746,849	GNMA, 5.00%, 2/20/40	54,912,854	57,191,133
FNMA, 6.50%, 8/1/37(1)	5,199,497	5,601,724			854,556,855
FNMA, 6.00%, 11/1/37	37,805,802	40,216,493	TOTAL U.S. GOVERNMENT AGENCY
FNMA, 5.50%, 12/1/37	32,385,012	34,154,734	MORTGAGE-BACKED SECURITIES
			(Cost $840,337,381)		859,264,869
FNMA, 5.50%, 2/1/38(1)	6,226,881	6,567,157
FNMA, 5.50%, 6/1/38	9,051,801	9,546,448	U.S. Treasury Securities — 22.2%
FNMA, 6.00%, 9/1/38	3,306,399	3,491,918	U.S. Treasury Bonds,
			10.625%, 8/15/15(1)	36,000,000	50,377,500
FNMA, 6.00%, 11/1/38	4,861,409	5,134,177
			U.S. Treasury Bonds,
FNMA, 5.50%, 12/1/38	24,453,012	25,789,280	6.125%, 11/15/27(1)	19,206,000	23,005,196
FNMA, 5.00%, 1/1/39	10,712,949	11,063,055	U.S. Treasury Bonds,
FNMA, 4.50%, 2/1/39	18,842,571	18,902,769	5.25%, 2/15/29(1)	12,000,000	13,061,256
FNMA, 6.50%, 6/1/47(1)	282,962	304,233	U.S. Treasury Bonds,
FNMA, 6.50%, 8/1/47(1)	665,775	715,822	5.375%, 2/15/31(1)	9,500,000	10,512,349

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
U.S. Treasury Bonds,			FNMA, 1.875%, 4/20/12(1)	$ 5,900,000	$ 5,979,591
4.75%, 2/15/37(1)	$ 5,160,000	$ 5,232,565
			FNMA, 1.75%, 8/10/12(1)	10,000,000	10,072,630
U.S. Treasury Bonds,			FNMA, 4.375%, 7/17/13(1)	5,461,000	5,887,783
4.25%, 5/15/39(1)	6,300,000	5,839,319
			FNMA, 2.75%, 3/13/14(1)	30,000,000	30,565,530
U.S. Treasury Bonds,
4.50%, 8/15/39(1)	5,000,000	4,830,470			172,098,986
U.S. Treasury Bonds,			GOVERNMENT-BACKED
4.375%, 11/15/39(1)	64,850,000	61,344,079	CORPORATE BONDS(7) — 5.8%
U.S. Treasury Bonds,			Bank of America Corp.,
4.625%, 2/15/40(1)	20,000,000	19,718,760	3.125%, 6/15/12(1)	9,000,000	9,357,048
U.S. Treasury Inflation			Citigroup Funding, Inc.,
Indexed Notes,			1.875%, 10/22/12	12,000,000	12,103,236
1.625%, 1/15/15(1)	56,740,500	59,338,137	Citigroup Funding, Inc.,
U.S. Treasury Notes,			1.875%, 11/15/12(1)	21,700,000	21,871,148
0.875%, 4/30/11(1)	60,000,000	60,264,900	General Electric Capital
U.S. Treasury Notes,			Corp., 1.80%, 3/11/11(1)	10,000,000	10,121,300
1.00%, 10/31/11(1)	100,000,000	100,379,000	General Electric Capital
U.S. Treasury Notes,			Corp., 2.20%, 6/8/12(1)	9,220,000	9,396,111
1.875%, 6/15/12(1)	85,000,000	86,407,855	General Electric Capital
U.S. Treasury Notes,			Corp., 2.625%, 12/28/12(1)	20,000,000	20,551,680
4.25%, 9/30/12(1)	6,480,000	6,953,856	GMAC, Inc.,
U.S. Treasury Notes,			1.75%, 10/30/12(1)	29,500,000	29,689,242
1.375%, 11/15/12(1)	50,000,000	50,000,050	Goldman Sachs Group, Inc.
U.S. Treasury Notes,			(The), 1.625%, 7/15/11(1)	7,100,000	7,182,268
2.375%, 8/31/14(1)	83,900,000	84,103,206	HSBC USA, Inc.,
U.S. Treasury Notes,			3.125%, 12/16/11(1)	20,000,000	20,714,600
2.625%, 12/31/14(1)	30,000,000	30,225,030	Morgan Stanley,
U.S. Treasury Notes,			2.00%, 9/22/11(1)	6,700,000	6,814,999
2.25%, 1/31/15(1)	80,000,000	79,150,080	PNC Funding Corp.,
U.S. Treasury Notes,			2.30%, 6/22/12(1)	20,000,000	20,464,780
2.375%, 2/28/15(1)	60,000,000	59,601,780	State Street Bank and Trust
U.S. Treasury Notes,			Co., 1.85%, 3/15/11(1)	10,000,000	10,114,130
3.00%, 8/31/16(1)	10,000,000	9,925,790	State Street Corp.,
TOTAL U.S. TREASURY SECURITIES			2.15%, 4/30/12(1)	12,000,000	12,236,904
(Cost $820,504,970)		820,271,178	US Bancorp.,
U.S. Government Agency Securities			1.80%, 5/15/12	18,000,000	18,213,804
			Wells Fargo & Co.,
and Equivalents — 10.5%			2.125%, 6/15/12(1)	5,000,000	5,079,780
FIXED-RATE U.S. GOVERNMENT					213,911,030
AGENCY SECURITIES — 4.7%			TOTAL U.S. GOVERNMENT AGENCY
FHLB, 1.125%, 5/18/12(1)	9,100,000	9,079,489	SECURITIES AND EQUIVALENTS
FHLB, 1.625%, 3/20/13(1)	30,000,000	29,989,770	(Cost $379,601,233)		386,010,016
FHLB, 4.81%, 8/20/15(1)	4,247,915	4,552,919	Commercial Mortgage-Backed
FHLMC, 2.125%, 3/23/12(1)	10,000,000	10,185,710	Securities(5) — 6.2%
FHLMC, 1.75%, 6/15/12	15,000,000	15,153,045	Banc of America
FHLMC, 2.125%, 9/21/12(1)	15,000,000	15,244,695	Commercial Mortgage, Inc.,
FHLMC, 5.00%, 1/30/14(1)	17,800,000	19,644,044	Series 2004-1, Class A3
			SEQ, 4.43%, 11/10/39(1)	12,408,000	12,605,730
FHLMC, 4.875%, 6/13/18(1)	5,395,000	5,779,820
			Chase Manhattan Bank-First
FNMA, 1.00%, 4/4/12(1)	10,000,000	9,963,960	Union National Bank, Series
			1999-1, Class C, VRN,
			7.63%, 4/1/10(1)	1,082,202	1,082,931

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
Commercial Mortgage			Heller Financial Commercial
Pass-Through Certificates,			Mortgage Asset, Series 2000
Series 2004 LB2A, Class A3			PH1, Class D, VRN,
SEQ, 4.22%, 3/10/39(1)	$ 6,751,535	$ 6,825,360	8.10%, 4/1/10	$ 5,000,000	$ 4,994,452
Commercial Mortgage			JP Morgan Commercial
Pass-Through Certificates,			Mortgage Finance Corp.,
Series 2005 F10A, Class A1,			Series 2000 C10, Class B,
VRN, 0.33%, 4/15/10, resets			VRN, 7.63%, 4/1/10	8,900,000	8,929,155
monthly off the 1-month			LB-UBS Commercial
LIBOR plus 0.10% with			Mortgage Trust, Series 2000
no caps(1)(2)	82,998	80,513	C4, Class A2 SEQ,
Credit Suisse Mortgage			7.37%, 8/15/26(1)	1,376,811	1,383,545
Capital Certificates, Series			LB-UBS Commercial
2007 TF2A, Class A1, VRN,			Mortgage Trust, Series
0.41%, 4/15/10, resets			2000 C4, Class B,
monthly off the 1-month			7.48%, 7/15/32(1)	3,750,000	3,787,533
LIBOR plus 0.18% with
no caps(1)(2)	3,514,358	3,012,626	LB-UBS Commercial
			Mortgage Trust, Series
First Union National Bank			2003 C3, Class A3 SEQ,
Commercial Mortgage,			3.85%, 5/15/27(1)	8,303,370	8,482,710
Series 2000 C1, Class C,
VRN, 8.09%, 4/1/10(1)	8,200,000	8,185,209	LB-UBS Commercial
			Mortgage Trust, Series
GMAC Commercial			2004 C6, Class A3 SEQ,
Mortgage Securities, Inc.,			4.55%, 8/15/29(1)	8,800,000	8,914,646
Series 2000 C3, Class A2
SEQ, 6.96%, 9/15/35(1)	15,937,544	16,242,563	LB-UBS Commercial
			Mortgage Trust, Series
GMAC Commercial			2005 C2, Class A2 SEQ,
Mortgage Securities, Inc.,			4.82%, 4/15/30(1)	16,089,124	16,096,168
Series 2000 C3, Class B,
7.06%, 9/15/35	9,664,000	9,956,622	LB-UBS Commercial
			Mortgage Trust, Series
Greenwich Capital			2005 C3, Class A3 SEQ,
Commercial Funding Corp.,			4.65%, 7/15/30(1)	14,790,000	15,104,699
Series 2006 FL4A, Class A1,
VRN, 0.32%, 4/5/10, resets			Merrill Lynch Floating Trust,
monthly off the 1-month			Series 2006-1, Class A1,
LIBOR plus 0.09% with no			VRN, 0.30%, 4/15/10, resets
caps(1)(2)	264,859	235,012	monthly off the 1-month
			LIBOR plus 0.07% with
GS Mortgage Securities			no caps(1)(2)	1,693,910	1,549,096
Corp. II, Series 2004
GG2, Class A4 SEQ,			Morgan Stanley Capital I,
4.96%, 8/10/38(1)	21,850,000	22,480,947	Series 2003 T11, Class A3
			SEQ, 4.85%, 6/13/41(1)	7,684,836	7,827,545
GS Mortgage Securities
Corp. II, Series 2005			Morgan Stanley Capital I,
GG4, Class A2 SEQ,			Series 2004 HQ3, Class A3
			SEQ, 4.49%, 1/13/41(1)	10,155,000	10,325,663
4.48%, 7/10/39(1)	11,539,057	11,541,011
GS Mortgage Securities			Morgan Stanley Capital I,
Corp. II, Series 2005			Series 2005 HQ6, Class A2A
			SEQ, 4.88%, 8/13/42(1)	8,500,000	8,537,766
GG4, Class A4 SEQ,
4.76%, 7/10/39(1)	7,350,000	7,300,787	Wachovia Bank Commercial
GS Mortgage Securities			Mortgage Trust, Series
Corp. II, Series 2005			2005 C19, Class A2 SEQ,
			4.52%, 5/15/44(1)	4,866,046	4,880,894
GG4, Class A4A SEQ,
4.75%, 7/10/39(1)	10,767,000	10,879,124

Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
Wachovia Bank Commercial			J.P. Morgan Mortgage Trust,
Mortgage Trust, Series			Series 2005 A6, Class 7A1,
2006 C23, Class A4, VRN,			VRN, 4.96%, 4/1/10(1)	$ 10,837,566	$ 9,166,408
5.42%, 4/1/10(1)	$ 18,800,000	$ 19,079,321	J.P. Morgan Mortgage Trust,
TOTAL COMMERCIAL			Series 2005 A8, Class 6A2,
MORTGAGE-BACKED SECURITIES			VRN, 5.10%, 4/1/10(1)	424,693	392,105
(Cost $228,194,728)		230,321,628	J.P. Morgan Mortgage Trust,
Collateralized Mortgage			Series 2006 A3, Class 2A1
			SEQ, VRN, 5.56%, 4/1/10	2,488,836	2,145,500
Obligations(5) — 3.3%
			MASTR Alternative Loans
PRIVATE SPONSOR COLLATERALIZED			Trust, Series 2003-8, Class
MORTGAGE OBLIGATIONS — 2.8%			4A1, 7.00%, 12/25/33(1)	87,400	83,950
Banc of America Alternative			Wells Fargo Mortgage
Loan Trust, Series			Backed Securities Trust,
2007-2, Class 2A4,			Series 2005-5, Class 1A1,
5.75%, 6/25/37(1)	2,980,713	2,178,134	5.00%, 5/25/20	7,699,769	7,591,751
Bear Stearns Adjustable			Wells Fargo Mortgage
Rate Mortgage Trust, Series			Backed Securities Trust,
2004-10, Class 12A3, VRN,			Series 2006 AR1, Class 2A2
3.36%, 4/1/10(1)	2,363,712	1,995,121	SEQ, VRN, 5.51%, 4/1/10(1)	6,660,383	6,444,693
Bear Stearns Adjustable			Wells Fargo Mortgage
Rate Mortgage Trust, Series			Backed Securities Trust,
2004-12, Class 2A1, VRN,			Series 2006 AR15, Class A1,
3.23%, 4/1/10(1)	10,818,506	9,131,975	VRN, 5.53%, 4/1/10	3,641,317	3,122,386
Chase Mortgage Finance			Wells Fargo Mortgage
Corp., Series 2005 A1,			Backed Securities Trust,
Class 2A2 SEQ, VRN,			Series 2006 AR19, Class A1,
5.23%, 4/1/10(1)	3,716,210	3,361,437	VRN, 5.54%, 4/1/10(1)	1,879,774	1,640,956
Countrywide Home Loan			Wells Fargo Mortgage
Mortgage Pass-Through			Backed Securities Trust,
Trust, Series 2004-22, Class			Series 2006-8, Class A10
A3, VRN, 3.51%, 4/1/10(1)	7,864,606	6,675,545	SEQ, 6.00%, 7/25/36(1)	10,600,000	8,890,086
Countrywide Home Loan			Wells Fargo Mortgage
Mortgage Pass-Through			Backed Securities Trust,
Trust, Series 2005-17, Class			Series 2006-14, Class A1,
1A11, 5.50%, 9/25/35(1)	7,407,616	7,050,816	6.00%, 10/25/36	7,393,647	6,380,256
Countrywide Home Loan			Wells Fargo Mortgage
Mortgage Pass-Through			Backed Securities Trust,
Trust, Series 2005-19, Class			Series 2007-15, Class A1,
1A1, 5.50%, 8/25/35	5,956,256	5,294,167	6.00%, 11/25/37(1)	2,711,824	2,300,128
Countrywide Home Loan					103,794,602
Mortgage Pass-Through			U.S. GOVERNMENT AGENCY COLLATERALIZED
Trust, Series 2007-16, Class			MORTGAGE OBLIGATIONS — 0.5%
A1, 6.50%, 10/25/37(1)	4,830,547	4,153,232
			FHLMC, Series 2840, Class
Credit Suisse First Boston			VK, 5.50%, 7/15/15	2,248,381	2,431,482
Mortgage Securities Corp.,
Series 2003 AR28, Class			FHLMC, Series 2926, Class
2A1, VRN, 3.13%, 4/1/10(1)	2,526,439	2,314,183	EW SEQ, 5.00%, 1/15/25(1)	3,054,000	3,235,908
GSR Mortgage Loan Trust,			FHLMC, Series 3203, Class
Series 2005-6F, Class 3A15,			VN SEQ, 5.00%, 6/15/22(1)	10,000,000	10,653,624
5.50%, 7/25/35(1)	9,680,151	9,231,269	FNMA, Series 1989-35,
J.P. Morgan Mortgage Trust,			Class G SEQ,
Series 2005 A4, Class 2A1,			9.50%, 7/25/19(1)	20,794	23,205
VRN, 5.01%, 4/1/10(1)	4,952,609	4,250,504

Diversified Bond

		Principal			Principal
		Amount	Value		Amount	Value
FNMA, Series 2003-10,				Missouri Highways &
Class HW SEQ,				Transportation Commission
5.00%, 11/25/16(1)	$ 2,638,209		$ 2,692,067	Rev., (Building Bonds),
			19,036,286	5.45%, 5/1/33(1)	$ 2,050,000	$ 2,017,097
TOTAL COLLATERALIZED				Municipal Electric Auth.
MORTGAGE OBLIGATIONS				of Georgia Rev., (Building
(Cost $119,300,869)			122,830,888	Bonds), 6.64%, 4/1/57(1)	3,600,000	3,589,668
				New Jersey State Turnpike
Sovereign Governments				Auth. Rev., Series 2009 F,
& Agencies — 1.4%				(Building Bonds),
				7.41%, 1/1/40(1)	1,715,000	2,001,199
BRAZIL — 0.2%
Brazilian Government				New York GO, (Building
				Bonds), 5.97%, 3/1/36(1)	4,250,000	4,233,085
International Bond,
5.875%, 1/15/19(1)		6,210,000	6,706,800	New York State Dormitory
CANADA — 0.1%				Auth. Rev., (Building Bonds),
				5.63%, 3/15/39(1)	2,650,000	2,614,146
Hydro Quebec,				San Antonio Electric & Gas
8.40%, 1/15/22(1)		246,000	316,969
				Rev., (Building Bonds),
Province of Ontario Canada,				5.99%, 2/1/39(1)	1,700,000	1,785,170
5.45%, 4/27/16(1)		3,630,000	4,005,621
				San Diego County Water
			4,322,590	Auth. Rev., Series 2010 B,
GERMANY — 0.7%				(Building Bonds),
German Federal Republic,				6.14%, 5/1/49(1)	3,390,000	3,451,223
3.50%, 7/4/19	EUR	17,200,000	24,075,796	Texas GO, (Building Bonds),
MEXICO — 0.2%				5.52%, 4/1/39(1)	5,000,000	4,990,650
United Mexican States,				University of California Rev.,
5.95%, 3/19/19(1)	$ 6,130,000		6,651,050	(Building Bonds),
				5.77%, 5/15/43(1)	3,320,000	3,214,590
NORWAY — 0.1%
				Utah GO, Series 2009 D,
Government of Norway,				(Building Bonds),
6.00%, 5/16/11	NOK	31,900,000	5,584,824	4.55%, 7/1/24(1)	6,050,000	6,027,010
POLAND — 0.1%				TOTAL MUNICIPAL SECURITIES
Poland Government				(Cost $50,002,002)		50,057,613
International Bond,
6.375%, 7/15/19(1)	$ 2,600,000		2,861,347	Asset-Backed Securities(5) — 0.4%
TOTAL SOVEREIGN				CenterPoint Energy
GOVERNMENTS & AGENCIES				Transition Bond Co. LLC,
(Cost $50,854,427)			50,202,407	Series 2009-1, Class A1
				SEQ, 1.83%, 2/15/16	11,700,000	11,733,298
Municipal Securities — 1.4%				CNH Equipment Trust, Series
California GO, (Building				2007 C, Class A3A SEQ,
Bonds), 6.65%, 3/1/22(3)		1,660,000	1,731,546	5.21%, 12/15/11(1)	248,109	248,566
California GO, (Building				Detroit Edison Securitization
Bonds), 7.55%, 4/1/39(1)		5,000,000	5,218,050	Funding LLC, Series
California GO, (Building				2001-1, Class A4 SEQ,
Bonds), 7.30%, 10/1/39(1)		2,300,000	2,316,169	6.19%, 3/1/13(1)	412,455	428,454
Illinois GO, (Taxable				SLM Student Loan Trust,
Pension), 5.10%, 6/1/33(1)		5,602,000	4,637,672	Series 2007-8, Class A1,
Metropolitan Water				VRN, 0.48%, 4/26/10, resets
Reclamation District of				quarterly off the 3-month
Greater Chicago GO,				LIBOR plus 0.23% with
				no caps(1)	1,255,109	1,255,658
(Building Bonds),
5.72%, 12/1/38(1)		2,200,000	2,230,338	TOTAL ASSET-BACKED SECURITIES
				(Cost $13,615,374)		13,665,976

Diversified Bond

		Principal
		Amount/
		Shares	Value
Short-Term Investments(8) — 0.2%
Government of Canada
Treasury Bill, 0.29%, 4/1/10
(Cost $8,501,406)	CAD	9,010,000	$ 8,871,078
Temporary Cash Investments — 2.5%
JPMorgan U.S. Treasury
Plus Money Market Fund
Agency Shares		185,339	185,339
Repurchase Agreement, Goldman Sachs
Group, Inc., (collateralized by various U.S.
Treasury obligations, 4.50%, 5/15/38,
valued at $94,196,984), in a joint trading
account at 0.00%, dated 3/31/10, due
4/1/10 (Delivery value $92,287,000)			92,287,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $92,472,339)			92,472,339
TOTAL INVESTMENT
SECURITIES — 100.3%
(Cost $3,617,701,815)			3,701,210,521
OTHER ASSETS
AND LIABILITIES — (0.3)%			(9,882,954)
TOTAL NET ASSETS — 100.0%			$3,691,327,567

Forward Foreign Currency Exchange Contracts
	Contracts to Sell	Settlement Date	Value	Unrealized Gain (Loss)
7,994,771	EUR for USD	4/30/10	$10,798,138	$440,112
(Value on Settlement Date $11,238,250)

Futures Contracts
			Underlying Face
Contracts Purchased		Expiration Date	Amount at Value	Unrealized Gain (Loss)
641	U.S. Long Bond	June 2010	$74,436,125	$(147,523)

			Underlying Face
	Contracts Sold	Expiration Date	Amount at Value	Unrealized Gain (Loss)
2,035	U.S. Treasury 2-Year Notes	June 2010	$441,499,609	$8,161

Swap Agreements
Notional Amount Description of Agreement			Premiums Paid (Received)	Value
CREDIT DEFAULT — BUY PROTECTION
$7,600,000 Pay quarterly a fixed rate equal to 0.12% per
	annum multiplied by the notional amount and
	receive from Barclays Bank plc upon each
	default event of Pfizer, Inc., par value of the
	proportional notional amount of Pfizer, Inc.,
	4.65%, 3/1/18. Expires March 2017.		—	$227,550

Diversified Bond

Notes to Schedule of Investments
CAD = Canadian Dollar
Equivalent = Security whose principal payments are backed by the full faith and credit of the United States
EUR = Euro
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GMAC = General Motors Acceptance Corporation
GNMA = Government National Mortgage Association
GO = General Obligation
LB-UBS = Lehman Brothers, Inc. — UBS AG
LIBOR = London Interbank Offered Rate
MASTR = Mortgage Asset Securitization Transactions, Inc.
NOK = Norwegian Krone
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SEQ = Sequential Payer
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1) Security, or a portion thereof, has been segregated for forward commitments, when-issued securities, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $547,674,000.
(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was
$168,407,999 which represented 4.6% of total net assets.
(3) When-issued security.
(4) Industry is less than 0.05% of total net assets.
(5) Final maturity indicated, unless otherwise noted.
(6) Forward commitment.
(7) The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or
December 31, 2012.
(8) The rate indicated is the yield to maturity at purchase.

Industry and geographic classifications are unaudited.

See Notes to Financial Statements.

High-Yield

MARCH 31, 2010
	Principal			Principal
	Amount	Value		Amount	Value
Corporate Bonds — 95.3%			Hexion US Finance Corp./
			Hexion Nova Scotia Finance
AEROSPACE & DEFENSE — 1.8%			ULC, 9.75%, 11/15/14(2)	$ 1,200,000	$ 1,230,000
Bombardier, Inc.,			Huntsman International LLC,
8.00%, 11/15/14(1)(2)	$ 750,000	$ 789,375	7.875%, 11/15/14	650,000	659,750
Bombardier, Inc.,			Nalco Co.,
7.50%, 3/15/18(1)(2)	900,000	942,750	8.25%, 5/15/17(1)(2)	250,000	266,875
Hawker Beechcraft			Solutia, Inc.,
Acquisition Co. LLC/Hawker			8.75%, 11/1/17(2)	1,000,000	1,060,000
Beechcraft Notes Co. PIK,					4,767,875
8.875%, 4/1/15(2)	1,048,125	793,955
L-3 Communications Corp.,			COMMERCIAL BANKS — 0.5%
6.125%, 7/15/13(2)	675,000	688,500	Lloyds Banking Group plc,
			VRN, 6.66%, 5/21/37(1)(3)(4)	1,000,000	597,500
L-3 Communications Corp.,
6.375%, 10/15/15(2)	250,000	257,812	Royal Bank of Scotland
Triumph Group, Inc.,			Group plc, VRN,
			7.64%, 9/29/17(3)(4)	1,000,000	635,000
8.00%, 11/15/17(2)	1,200,000	1,206,000
		4,678,392			1,232,500
AUTO COMPONENTS — 1.4%			COMMERCIAL SERVICES & SUPPLIES — 3.1%
American Axle &			ACCO Brands Corp.,
			10.625%, 3/15/15(1)(2)	500,000	548,750
Manufacturing Holdings,
Inc., 9.25%, 1/15/17(1)(2)	500,000	536,250	ARAMARK Corp.,
			8.50%, 2/1/15(2)	1,350,000	1,387,125
American Axle &
Manufacturing, Inc.,			Cenveo Corp.,
7.875%, 3/1/17(2)	700,000	656,250	7.875%, 12/1/13(2)	1,250,000	1,203,125
Goodyear Tire & Rubber Co.			Cenveo Corp.,
(The), 9.00%, 7/1/15(2)	1,000,000	1,037,500	8.375%, 6/15/14(2)	350,000	317,188
Goodyear Tire & Rubber Co.			Corrections Corp. of
(The), 10.50%, 5/15/16(2)	500,000	542,500	America, 6.25%, 3/15/13(2)	700,000	713,125
Tenneco, Inc.,			Corrections Corp. of
8.125%, 11/15/15(2)	500,000	513,750	America, 7.75%, 6/1/17(2)	1,300,000	1,365,000
TRW Automotive, Inc.,			Iron Mountain, Inc.,
8.875%, 12/1/17(1)(2)	500,000	520,625	7.75%, 1/15/15(2)	1,250,000	1,267,187
		3,806,875	Iron Mountain, Inc.,
			8.375%, 8/15/21(2)	500,000	522,500
AUTOMOBILES — 0.2%
Ford Motor Co.,			KAR Auction Services, Inc.,
			8.75%, 5/1/14(2)	1,000,000	1,025,000
7.45%, 7/16/31(2)	650,000	617,500
BUILDING PRODUCTS — 0.6%					8,349,000
Masco Corp.,			COMMUNICATIONS EQUIPMENT — 0.2%
6.125%, 10/3/16	1,000,000	997,958	Viasat, Inc.,
			8.875%, 9/15/16(1)(2)	450,000	462,375
Nortek, Inc.,
11.00%, 12/1/13	652,888	703,487	COMPUTERS & PERIPHERALS — 0.2%
		1,701,445	Seagate Technology HDD
			Holdings, 6.80%, 10/1/16(2)	650,000	654,875
CHEMICALS — 1.8%
Ashland, Inc.,			CONSTRUCTION MATERIALS — 0.6%
9.125%, 6/1/17(1)(2)	500,000	561,250	Ply Gem Industries, Inc.,
Hexion Finance Escrow			11.75%, 6/15/13	1,500,000	1,590,000
LLC/Hexion Escrow Corp.,
8.875%, 2/1/18(1)	1,000,000	990,000

High-Yield

	Principal			Principal
	Amount	Value		Amount	Value
CONSUMER FINANCE — 6.3%			CIT Group, Inc.,
American General Finance			7.00%, 5/1/14	$ 158,775	$ 150,439
Corp., 4.875%, 7/15/12(2)	$ 2,000,000	$ 1,885,046	CIT Group, Inc.,
Capital One Capital V,			7.00%, 5/1/15	158,775	148,455
10.25%, 8/15/39(2)	1,000,000	1,187,791	CIT Group, Inc.,
Ford Motor Credit Co. LLC,			7.00%, 5/1/16	2,264,626	2,094,779
7.875%, 6/15/10(2)	1,000,000	1,009,349	CIT Group, Inc.,
Ford Motor Credit Co. LLC,			7.00%, 5/1/17	1,370,476	1,267,690
7.25%, 10/25/11(2)	2,100,000	2,171,965	Citigroup Capital XXI, VRN,
Ford Motor Credit Co. LLC,			8.30%, 12/21/37(2)	1,000,000	1,017,500
7.50%, 8/1/12	1,100,000	1,139,632	LBI Escrow Corp.,
Ford Motor Credit Co. LLC,			8.00%, 11/1/17(1)(5)	1,150,000	1,194,563
8.70%, 10/1/14	1,000,000	1,085,319			7,925,909
Ford Motor Credit Co. LLC,			DIVERSIFIED TELECOMMUNICATION
8.125%, 1/15/20(2)	1,000,000	1,050,745	SERVICES — 8.4%
GMAC, Inc.,			Cincinnati Bell, Inc.,
6.875%, 9/15/11	2,825,000	2,885,031	8.75%, 3/15/18(2)	1,550,000	1,571,312
GMAC, Inc.,			Frontier Communications
8.30%, 2/12/15(1)(2)	1,000,000	1,052,500	Corp., 6.25%, 1/15/13(2)	461,000	467,915
GMAC, Inc., 8.00%, 11/1/31	1,000,000	960,000	Frontier Communications
National Money Mart Co.,			Corp., 7.125%, 3/15/19(2)	600,000	573,000
10.375%, 12/15/16(1)	500,000	533,125	Global Crossing Ltd.,
SLM Corp.,			12.00%, 9/15/15(1)(2)	1,250,000	1,393,750
5.375%, 1/15/13(2)	1,000,000	988,225	Intelsat Jackson Holdings
SLM Corp.,			SA, 11.25%, 6/15/16(2)	750,000	815,625
8.00%, 3/25/20(2)	1,000,000	975,398	Intelsat Luxembourg SA,
		16,924,126	11.25%, 2/4/17(6)	2,000,000	2,125,000
CONTAINERS & PACKAGING — 1.0%			Intelsat Subsidiary Holding
			Co. SA, 8.875%, 1/15/15(2)	1,725,000	1,789,687
Ball Corp.,
6.625%, 3/15/18(2)	250,000	256,875	Level 3 Financing, Inc.,
Graham Packaging Co. LP/			9.25%, 11/1/14	1,025,000	1,004,500
GPC Capital Corp I,			Level 3 Financing, Inc.,
9.875%, 10/15/14	1,000,000	1,042,500	10.00%, 2/1/18(1)(2)	1,000,000	960,000
Graham Packaging Co. LP/			MetroPCS Wireless, Inc.,
GPC Capital Corp I,			9.25%, 11/1/14(2)	750,000	770,625
8.25%, 1/1/17(1)	500,000	506,250	New Communications
Rock-Tenn Co.,			Holdings, Inc.,
9.25%, 3/15/16(2)	750,000	821,250	8.25%, 4/15/17(1)(5)	1,000,000	1,022,500
		2,626,875	New Communications
			Holdings, Inc.,
DIVERSIFIED — 1.2%			8.50%, 4/15/20(1)(5)	1,000,000	1,012,500
iShares iBoxx $ High Yield			Nordic Telephone Co.
Corporate Bond Fund (ETF)			Holdings ApS,
(in shares)	35,800	3,163,646	8.875%, 5/1/16(1)(2)	675,000	727,313
DIVERSIFIED FINANCIAL SERVICES — 3.0%			Qwest Corp.,
BankAmerica Capital II,			8.375%, 5/1/16(2)	1,000,000	1,130,000
8.00%, 12/15/26(2)	900,000	911,250
			Sprint Capital Corp.,
CIT Group Funding Co.			6.90%, 5/1/19(2)	1,650,000	1,518,000
of Delaware LLC,			Sprint Capital Corp.,
10.25%, 5/1/17	1,000,000	1,037,500	8.75%, 3/15/32(2)	1,000,000	932,500
CIT Group, Inc.,			Wind Acquisition Finance
7.00%, 5/1/13	105,850	103,733	SA, 11.75%, 7/15/17(1)	2,000,000	2,220,000

High-Yield

	Principal			Principal
	Amount	Value		Amount	Value
Windstream Corp.,			FOOD PRODUCTS — 1.0%
8.625%, 8/1/16(2)	$ 875,000	$ 899,063	Smithfield Foods, Inc.,
Windstream Corp.,			7.75%, 5/15/13(2)	$ 750,000	$ 761,250
7.875%, 11/1/17(2)	1,500,000	1,485,000	Smithfield Foods, Inc.,
		22,418,290	10.00%, 7/15/14(1)(2)	750,000	840,000
ELECTRIC UTILITIES — 0.9%			Smithfield Foods, Inc.,
Edison Mission Energy,			7.75%, 7/1/17(2)	1,100,000	1,086,250
7.00%, 5/15/17(2)	1,300,000	913,250			2,687,500
Energy Future Holdings			GAS UTILITIES — 0.5%
Corp., 10.875%, 11/1/17(2)(6)	1,000,000	747,500	MarkWest Energy
Texas Competitive Electric			Partners LP/MarkWest
Holdings Co. LLC,			Energy Finance Corp.,
10.25%, 11/1/15(2)(6)	1,000,000	700,000	8.75%, 4/15/18(2)	1,000,000	1,031,250
		2,360,750	Suburban Propane
ELECTRICAL EQUIPMENT — 0.7%			Partners LP/Suburban
			Energy Finance Corp.,
Baldor Electric Co.,			7.375%, 3/15/20(2)	350,000	357,437
8.625%, 2/15/17(2)	750,000	796,875
Belden, Inc.,					1,388,687
9.25%, 6/15/19(1)(2)	1,000,000	1,072,500	HEALTH CARE EQUIPMENT & SUPPLIES — 1.5%
		1,869,375	Biomet, Inc,
			10.00%, 10/15/17(2)	600,000	664,500
ELECTRONIC EQUIPMENT, INSTRUMENTS &
COMPONENTS — 1.3%			Biomet, Inc,
			11.625%, 10/15/17(2)	1,500,000	1,687,500
Jabil Circuit, Inc.,
7.75%, 7/15/16(2)	1,250,000	1,321,875	Inverness Medical
			Innovations, Inc.,
Sanmina-SCI Corp.,			9.00%, 5/15/16(2)	1,500,000	1,533,750
6.75%, 3/1/13(2)	250,000	251,250
Sanmina-SCI Corp.,					3,885,750
8.125%, 3/1/16(2)	2,000,000	2,022,500	HEALTH CARE PROVIDERS & SERVICES — 5.6%
		3,595,625	CHS/Community
			Health Systems, Inc.,
ENERGY EQUIPMENT & SERVICES — 0.7%			8.875%, 7/15/15(2)	1,400,000	1,452,500
Basic Energy Services, Inc.,			DaVita, Inc.,
11.625%, 8/1/14(2)	500,000	552,500
			7.25%, 3/15/15(2)	1,800,000	1,845,000
Parker Drilling Co.,			HCA, Inc., 6.50%, 2/15/16(2)	1,350,000	1,287,563
9.125%, 4/1/18(1)(2)	500,000	514,375
Pioneer Drilling Co.,			HCA, Inc.,
			9.25%, 11/15/16(2)	1,500,000	1,598,437
9.875%, 3/15/18(1)(2)	775,000	771,125
		1,838,000	HCA, Inc.,
			8.50%, 4/15/19(1)(2)	1,000,000	1,080,625
FOOD & STAPLES RETAILING — 1.6%			HCA, Inc., 7.69%, 6/15/25(2)	2,000,000	1,860,000
Ingles Markets, Inc.,
8.875%, 5/15/17(2)	1,000,000	1,050,000	HealthSouth Corp.,
			10.75%, 6/15/16	1,250,000	1,357,813
Rite Aid Corp.,
8.625%, 3/1/15(2)	1,000,000	860,000	HealthSouth Corp.,
			8.125%, 2/15/20	500,000	500,000
Rite Aid Corp.,
7.50%, 3/1/17(2)	750,000	699,375	Omnicare, Inc.,
			6.875%, 12/15/15(2)	1,000,000	986,250
SUPERVALU, INC.,
8.00%, 5/1/16(2)	1,500,000	1,526,250	Sun Healthcare Group, Inc.,
			9.125%, 4/15/15	750,000	774,375
Susser Holdings LLC/Susser
Finance Corp.,			Tenet Healthcare Corp.,
			8.875%, 7/1/19(1)	2,000,000	2,175,000
10.625%, 12/15/13(2)	250,000	261,250
		4,396,875			14,917,563

High-Yield

	Principal			Principal
	Amount	Value		Amount	Value
HOTELS, RESTAURANTS & LEISURE — 5.2%			HOUSEHOLD PRODUCTS — 0.6%
Ameristar Casinos, Inc.,			Central Garden and Pet Co.,
9.25%, 6/1/14(2)	$ 1,750,000	$ 1,841,875	8.25%, 3/1/18	$ 1,500,000	$ 1,528,125
Gaylord Entertainment Co.,			INDEPENDENT POWER PRODUCERS
6.75%, 11/15/14(2)	1,000,000	962,500	& ENERGY TRADERS — 2.2%
Harrah’s Operating Co., Inc.,			AES Corp. (The),
11.25%, 6/1/17(2)	1,500,000	1,623,750	8.75%, 5/15/13(1)(2)	818,000	834,360
Harrah’s Operating Co., Inc.,			AES Corp. (The),
10.00%, 12/15/18(2)	1,500,000	1,248,750	9.75%, 4/15/16(1)(2)	500,000	543,750
MGM Mirage,			AES Corp. (The),
8.50%, 9/15/10(2)	500,000	505,625	8.00%, 10/15/17(2)	1,250,000	1,275,000
MGM Mirage,			Dynegy Holdings, Inc.,
6.75%, 9/1/12(2)	300,000	285,000	7.75%, 6/1/19(2)	1,000,000	760,000
MGM Mirage,			NRG Energy, Inc.,
10.375%, 5/15/14(1)(2)	250,000	276,875	7.375%, 2/1/16(2)	1,750,000	1,741,250
MGM Mirage,			RRI Energy, Inc.,
7.625%, 1/15/17(2)	1,500,000	1,256,250	7.625%, 6/15/14(2)	750,000	705,000
MGM Mirage,					5,859,360
9.00%, 3/15/20(1)(2)	1,350,000	1,397,250	INDUSTRIAL CONGLOMERATES — 0.3%
Penn National Gaming, Inc.,			Icahn Enterprises LP/Icahn
8.75%, 8/15/19(1)(2)	250,000	255,000	Enterprises Finance Corp.,
Pinnacle Entertainment,			7.75%, 1/15/16(1)(2)	750,000	725,625
Inc., 7.50%, 6/15/15(2)	1,250,000	1,087,500	INSURANCE — 2.9%
Pinnacle Entertainment,			American International
Inc., 8.625%, 8/1/17(1)(2)	1,000,000	982,500	Group, Inc.,
Starwood Hotels &			8.25%, 8/15/18(2)	1,000,000	1,050,865
Resorts Worldwide, Inc.,			American International
6.75%, 5/15/18(2)	600,000	604,500	Group, Inc., VRN,
Universal City Development			8.175%, 5/15/38(2)	1,000,000	852,500
Partners Ltd.,			Fairfax Financial Holdings
8.875%, 11/15/15(1)	500,000	506,250	Ltd., 7.75%, 6/15/17(2)	675,000	702,000
Universal City Development			International Lease Finance
Partners Ltd.,			Corp., 5.30%, 5/1/12(2)	1,250,000	1,214,672
10.875%, 11/15/16(1)	500,000	525,000
			International Lease Finance
Wynn Las Vegas LLC/Wynn			Corp., 8.75%, 3/15/17(1)(2)	1,450,000	1,486,411
Las Vegas Capital Corp.,
6.625%, 12/1/14(2)	500,000	501,250	Liberty Mutual Group, Inc.,
			VRN, 10.75%, 6/15/38(1)(2)	2,250,000	2,542,500
		13,859,875			7,848,948
HOUSEHOLD DURABLES — 2.2%			IT SERVICES — 1.6%
D.R. Horton, Inc.,
6.875%, 5/1/13(2)	1,000,000	1,052,500	First Data Corp.,
			9.875%, 9/24/15(2)	1,250,000	1,084,375
Jarden Corp., 8.00%, 5/1/16	250,000	263,125	First Data Corp.,
K Hovnanian Enterprises,			11.25%, 3/31/16	500,000	402,500
Inc., 10.625%, 10/15/16	1,250,000	1,337,500	SunGard Data Systems, Inc.,
KB Home,			9.125%, 8/15/13(2)	1,000,000	1,030,000
6.375%, 8/15/11(2)	209,000	214,748
			SunGard Data Systems, Inc.,
Meritage Homes Corp.,			10.25%, 8/15/15(2)	600,000	633,750
7.00%, 5/1/14(2)	1,250,000	1,240,625
			Unisys Corp.,
Sealy Mattress Co.,			14.25%, 9/15/15(1)(2)	1,000,000	1,197,500
10.875%, 4/15/16(1)(2)	989,000	1,112,625
					4,348,125
Yankee Acquisition Corp.,
8.50%, 2/15/15(2)	700,000	724,500
		5,945,623

High-Yield

	Principal			Principal
	Amount	Value		Amount	Value
MACHINERY — 0.8%			Interpublic Group
Navistar International Corp.,			of Cos., Inc. (The),
8.25%, 11/1/21(2)	$ 450,000	$ 461,250	10.00%, 7/15/17(2)	$ 1,250,000	$ 1,420,313
Oshkosh Corp.,			McClatchy Co. (The),
8.25%, 3/1/17(1)(2)	100,000	103,750	11.50%, 2/15/17(1)(2)	2,000,000	2,052,500
Oshkosh Corp.,			Mediacom LLC/Mediacom
8.50%, 3/1/20(1)(2)	100,000	104,000	Capital Corp., 9.125%,
			8/15/19(1)(2)	500,000	518,125
RBS Global, Inc./Rexnord
LLC, 9.50%, 8/1/14(2)	850,000	888,250	Nielsen Finance
			LLC/Nielsen Finance Co.,
SPX Corp.,			11.50%, 5/1/16(2)	750,000	851,250
7.625%, 12/15/14(2)	650,000	683,312
			Salem Communications
		2,240,562	Corp., 9.625%, 12/15/16(2)	925,000	971,250
MARINE — 0.2%			Sinclair Television Group,
Navios Maritime Holdings,			Inc., 9.25%, 11/1/17(1)(2)	950,000	1,004,625
Inc./Navios Maritime			Sirius XM Radio, Inc.,
Finance US, Inc.,			8.75%, 4/1/15(1)(2)	1,900,000	1,902,375
8.875%, 11/1/17(1)(2)	500,000	520,000
			Sirius XM Radio, Inc.,
MEDIA — 12.3%			9.75%, 9/1/15(1)(2)	500,000	542,500
AMC Entertainment, Inc.,			Valassis Communications,
8.00%, 3/1/14	1,700,000	1,719,125	Inc., 8.25%, 3/1/15(2)	3,500,000	3,613,750
Cengage Learning			Videotron Ltee,
Acquisitions, Inc.,			9.125%, 4/15/18(2)	1,000,000	1,116,250
10.50%, 1/15/15(1)	600,000	579,000
			Virgin Media Finance plc,
Cinemark USA, Inc.,			9.50%, 8/15/16(2)	2,700,000	2,963,250
8.625%, 6/15/19(2)	700,000	741,125
			Virgin Media Finance plc,
Clear Channel			8.375%, 10/15/19(2)	1,150,000	1,187,375
Communications, Inc.,
10.75%, 8/1/16(2)	1,000,000	787,500	WMG Acquisition Corp.,
			9.50%, 6/15/16(1)	2,000,000	2,147,500
Clear Channel Worldwide
Holdings, Inc.,					32,926,563
9.25%, 12/15/17(1)(2)	100,000	104,375	METALS & MINING — 1.9%
Clear Channel Worldwide			AK Steel Corp.,
Holdings, Inc.,			7.75%, 6/15/12(2)	650,000	656,500
9.25%, 12/15/17(1)(2)	1,400,000	1,470,000	Freeport-McMoRan
CSC Holdings LLC,			Copper & Gold, Inc.,
8.50%, 4/15/14(1)(2)	1,000,000	1,070,000	8.25%, 4/1/15(2)	300,000	326,961
DISH DBS Corp.,			Freeport-McMoRan
7.00%, 10/1/13(2)	1,000,000	1,045,000	Copper & Gold, Inc.,
Gannett Co., Inc.,			8.375%, 4/1/17(2)	1,000,000	1,113,991
9.375%, 11/15/17(1)(2)	1,000,000	1,073,750	Novelis, Inc.,
Harland Clarke Holdings			7.25%, 2/15/15(2)	1,500,000	1,455,000
Corp., VRN, 6.00%, 5/15/10,			Steel Dynamics, Inc.,
resets quarterly off the			7.625%, 3/15/20(1)(2)	400,000	412,000
3-month LIBOR plus 4.75%			Teck Resources Ltd.,
with no caps(2)	250,000	206,875	10.25%, 5/15/16(2)	500,000	597,500
Harland Clarke Holdings			United States Steel Corp.,
Corp., 9.50%, 5/15/15(2)	3,000,000	2,827,500	7.375%, 4/1/20(2)	500,000	503,750
Interpublic Group of					5,065,702
Cos., Inc. (The), 6.25%,
11/15/14(2)	1,000,000	1,011,250	MULTILINE RETAIL — 0.5%
			Macy’s Retail Holdings, Inc.,
			5.90%, 12/1/16(2)	1,250,000	1,253,125

High-Yield

	Principal			Principal
	Amount	Value		Amount	Value
OIL, GAS & CONSUMABLE FUELS — 9.6%			PAPER & FOREST PRODUCTS — 2.2%
Arch Coal, Inc.,			Boise Cascade LLC,
8.75%, 8/1/16(1)(2)	$ 1,500,000 $	$ 1,593,750	7.125%, 10/15/14(2)	$ 149,000	$ 138,570
Bill Barrett Corp.,			Domtar Corp.,
9.875%, 7/15/16(2)	2,000,000	2,165,000	9.50%, 8/1/16(2)	1,000,000	1,110,000
Chesapeake Energy Corp.,			Georgia-Pacific LLC,
7.625%, 7/15/13(2)	250,000	261,875	7.70%, 6/15/15(2)	1,100,000	1,171,500
Chesapeake Energy Corp.,			Georgia-Pacific LLC,
7.50%, 6/15/14(2)	600,000	612,000	8.25%, 5/1/16(1)(2)	500,000	547,500
Chesapeake Energy Corp.,			Georgia-Pacific LLC,
9.50%, 2/15/15(2)	1,000,000	1,092,500	7.125%, 1/15/17(1)(2)	150,000	156,750
Cimarex Energy Co.,			Georgia-Pacific LLC,
7.125%, 5/1/17(2)	750,000	768,750	8.875%, 5/15/31(2)	1,000,000	1,090,000
Denbury Resources, Inc.,			NewPage Corp.,
9.75%, 3/1/16(2)	1,000,000	1,105,000	11.375%, 12/31/14	500,000	500,000
Denbury Resources, Inc.,			Verso Paper Holdings LLC/
8.25%, 2/15/20(2)	900,000	958,500	Verso Paper, Inc.,
El Paso Corp.,			9.125%, 8/1/14(2)	1,250,000	1,218,750
7.75%, 6/15/10(2)	800,000	809,856			5,933,070
El Paso Corp.,			REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.7%
7.875%, 6/15/12(2)	1,000,000	1,064,425	Host Hotels & Resorts LP,
El Paso Corp.,			6.75%, 6/1/16(2)	1,000,000	1,007,500
6.875%, 6/15/14(2)	1,000,000	1,025,328	Reckson Operating
Encore Acquisition Co.,			Partnership LP,
9.50%, 5/1/16(2)	750,000	814,687	7.75%, 3/15/20(1)(2)	750,000	764,077
Forest Oil Corp.,					1,771,577
8.00%, 12/15/11(2)	500,000	530,000	REAL ESTATE MANAGEMENT
Forest Oil Corp.,			& DEVELOPMENT — 0.3%
8.50%, 2/15/14(2)	900,000	954,000	CB Richard Ellis Services,
Inergy LP/Inergy Finance			Inc., 11.625%, 6/15/17(2)	800,000	900,000
Corp., 8.25%, 3/1/16(2)	1,000,000	1,035,000	ROAD & RAIL — 0.3%
Massey Energy Co.,			Avis Budget Car Rental LLC/
6.875%, 12/15/13(2)	1,500,000	1,528,125	Avis Budget Finance, Inc.,
OPTI Canada, Inc.,			9.625%, 3/15/18(1)(2)	800,000	840,000
7.875%, 12/15/14(2)	1,600,000	1,504,000	SEMICONDUCTORS & SEMICONDUCTOR
Peabody Energy Corp.,			EQUIPMENT — 0.6%
7.375%, 11/1/16(2)	500,000	531,250	Advanced Micro Devices,
Petrohawk Energy Corp.,			Inc., 8.125%, 12/15/17(1)(2)	450,000	465,750
7.875%, 6/1/15(2)	1,800,000	1,842,750	Amkor Technology, Inc.,
Range Resources Corp.,			9.25%, 6/1/16(2)	250,000	265,000
7.375%, 7/15/13(2)	500,000	512,500	Freescale Semiconductor,
Sabine Pass LNG LP,			Inc., 8.875%, 12/15/14(2)	1,000,000	960,000
7.25%, 11/30/13(2)	1,550,000	1,464,750			1,690,750
Sabine Pass LNG LP,			SPECIALTY RETAIL — 3.7%
7.50%, 11/30/16(2)	750,000	665,625
			Asbury Automotive Group,
SandRidge Energy, Inc.,			Inc., 8.00%, 3/15/14(2)	750,000	755,625
8.75%, 1/15/20(1)(2)	1,250,000	1,225,000
			Asbury Automotive Group,
Southwestern Energy Co.,			Inc., 7.625%, 3/15/17(2)	250,000	239,375
7.50%, 2/1/18(2)	700,000	763,000
			Burlington Coat Factory
Stone Energy Corp.,			Warehouse Corp.,
8.625%, 2/1/17(2)	750,000	742,500	11.125%, 4/15/14(2)	1,000,000	1,062,500
		25,570,171

High-Yield

	Principal			Principal
	Amount	Value		Amount/
Couche-Tard US LP/Couche-				Shares	Value
Tard Finance Corp.,			Crown Castle International
7.50%, 12/15/13(2)	$ 1,000,000	$ 1,020,000	Corp., 9.00%, 1/15/15(2)	$ 500,000	$ 543,750
GSC Holdings Corp.,			Nextel Communications,
8.00%, 10/1/12(2)	540,000	562,950	Inc., 6.875%, 10/31/13(2)	1,000,000	980,000
Ltd. Brands, Inc.,			SBA Telecommunications,
6.90%, 7/15/17(2)	1,000,000	1,025,000	Inc., 8.25%, 8/15/19(1)(2)	500,000	535,000
Michaels Stores, Inc.,					3,143,063
10.00%, 11/1/14(2)	425,000	450,500	TOTAL CORPORATE BONDS
Michaels Stores, Inc.,			(Cost $232,800,985)		254,989,241
11.375%, 11/1/16(2)	1,500,000	1,627,500
Sonic Automotive, Inc.,			Common Stocks — 0.2%
9.00%, 3/15/18(1)(2)	250,000	257,500	BUILDING PRODUCTS(7)
Toys “R” Us Property Co. I			Nortek, Inc.(8)	650	26,325
LLC, 10.75%, 7/15/17(1)	1,000,000	1,120,000	DIVERSIFIED FINANCIAL SERVICES — 0.1%
Toys “R” Us Property Co. II			CIT Group, Inc.(8)	9,111	354,965
LLC, 8.50%, 12/1/17(1)(2)	900,000	938,250
			MEDIA — 0.1%
Toys “R” Us, Inc.,
7.375%, 10/15/18(2)	1,000,000	965,000	Charter Communications,
			Inc., Class A(8)	6,913	238,498
		10,024,200	TOTAL COMMON STOCKS
TEXTILES, APPAREL & LUXURY GOODS — 1.1%			(Cost $1,483,313)		619,788
Hanesbrands, Inc., VRN,
3.83%, 6/15/10, resets			Preferred Stocks — 0.1%
semiannually off the			CONSUMER FINANCE — 0.1%
6-month LIBOR plus 3.375%			GMAC, Inc., 7.00%,
with no caps(2)	850,000	816,000	12/31/11(1)(3)
Hanesbrands, Inc.,			(Cost $164,281)	175	133,404
8.00%, 12/15/16(2)	500,000	520,000
Perry Ellis International, Inc.,			Temporary Cash Investments — 3.8%
8.875%, 9/15/13(2)	1,575,000	1,616,344	JPMorgan U.S. Treasury
		2,952,344	Plus Money Market Fund
			Agency Shares(2)	14,291	14,291
TRADING COMPANIES & DISTRIBUTORS — 0.8%
			Repurchase Agreement, Goldman Sachs
Ashtead Capital, Inc.,			Group, Inc., (collateralized by various U.S.
9.00%, 8/15/16(1)(2)	1,150,000	1,170,125	Treasury obligations, 4.50%, 5/15/38,
RSC Equipment Rental, Inc.,			valued at $10,480,508), in a joint trading
9.50%, 12/1/14(2)	750,000	746,250	account at 0.00%, dated 3/31/10, due
RSC Equipment Rental,			4/1/10 (Delivery value $10,268,000)		10,268,000
Inc./RSC Holdings III LLC,			TOTAL TEMPORARY
10.00%, 7/15/17(1)(2)	250,000	266,250	CASH INVESTMENTS
		2,182,625	(Cost $10,282,291)		10,282,291
WIRELESS TELECOMMUNICATION SERVICES — 1.2%			TOTAL INVESTMENT
CC Holdings GS V LLC/			SECURITIES — 99.4%
Crown Castle GS III Corp.,			(Cost $244,730,870)		266,024,724
7.75%, 5/1/17(1)(2)	500,000	547,500	OTHER ASSETS
Cricket Communications,			AND LIABILITIES — 0.6%		1,693,332
Inc., 9.375%, 11/1/14(2)	525,000	536,813	TOTAL NET ASSETS — 100.0%		$267,718,056

High-Yield

Futures Contracts
			Underlying Face
	Contracts Purchased	Expiration Date	Amount at Value	Unrealized Gain (Loss)
74	U.S. Long Bond	June 2010	$8,593,250	$(5,663)

			Underlying Face
	Contracts Sold	Expiration Date	Amount at Value	Unrealized Gain (Loss)
236	U.S. Treasury 2-Year Notes	June 2010	$51,200,937	$(7,904)

Swap Agreements
Notional Amount Description of Agreement			Premiums Paid (Received)	Value
CREDIT DEFAULT — SELL PROTECTION
	$1,740,000 Receive quarterly a fixed rate equal to 5.00%
	per annum multiplied by the notional amount
	and pay Barclays Bank plc upon each default
	event of one of the issues of CDX North America
	High Yield 11 Index, par value of the proportional
	notional amount. Expires December 2013.*		$(280,720)	$32,234
* The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.
The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

Notes to Schedule of Investments
CDX = Credit Derivative Indexes
ETF = Exchange Traded Fund
GMAC = General Motors Acceptance Corporation
LIBOR = London Interbank Offered Rate
PIK = Payment in Kind
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was
$59,842,878, which represented 22.4% of total net assets. None of these securities were considered illiquid.
(2) Security, or a portion thereof, has been segregated for when-issued securities, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $64,764,000.
(3) Perpetual security. These securities do not have a predetermined maturity date. The coupon rates are fixed for a period of time and may be structured to adjust thereafter. Interest reset or next call date is indicated, as applicable.
(4) Security is in default.
(5) When-issued security.
(6) Step-coupon security. These securities are issued with a zero-coupon and become interest bearing at a predetermined rate and date and are issued at a substantial discount from their value at maturity. Interest reset or final maturity date is indicated, as applicable. Rate shown is effective at the period end.
(7) Industry is less than 0.05% of total net assets.
(8) Non-income producing.

Industry classifications are unaudited.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2010
	Diversified Bond	High-Yield
Assets
Investment securities, at value (cost of $3,617,701,815 and $244,730,870, respectively)	$3,701,210,521	$266,024,724
Cash	12,847	—
Deposits at broker for futures contracts	—	172,300
Receivable for investments sold	3,175,434	—
Receivable for capital shares sold	8,140,288	596,300
Receivable for forward foreign currency exchange contracts	440,112	—
Receivable for variation margin on futures contracts	270,133	23,440
Swap agreements, at value (including premiums paid (received)
of $– and $(280,720), respectively)	227,550	32,234
Dividends and interest receivable	28,899,903	5,353,710
	3,742,376,788	272,202,708

Liabilities
Disbursements in excess of demand deposit cash	—	30,854
Payable for investments purchased	42,509,649	3,680,451
Payable for capital shares redeemed	5,459,244	451,517
Payable for variation margin on futures contracts	293,446	29,765
Accrued management fees	1,566,967	152,901
Distribution fees payable	129,859	9,421
Service fees (and distribution fees — A Class and R Class) payable	200,771	10,670
Dividends payable	889,285	119,073
	51,049,221	4,484,652

Net Assets	$3,691,327,567	$267,718,056

See Notes to Financial Statements.

MARCH 31, 2010
	Diversified Bond	High-Yield
Net Assets Consist of:
Capital paid in	$3,598,022,500	$253,021,918
Accumulated undistributed net investment income (loss)	10,628	(172)
Accumulated undistributed net realized gain (loss) on investment
and foreign currency transactions	9,316,526	(6,896,931)
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies	83,977,913	21,593,241
	$3,691,327,567	$267,718,056

Investor Class
Net assets	$1,850,363,159	$129,231,411
Shares outstanding	173,906,177	21,827,316
Net asset value per share	$10.64	$5.92

Institutional Class
Net assets	$911,584,439	$88,625,723
Shares outstanding	85,686,148	14,968,141
Net asset value per share	$10.64	$5.92

A Class
Net assets	$711,444,776	$33,768,600
Shares outstanding	66,855,586	5,703,064
Net asset value per share	$10.64	$5.92
Maximum offering price (net asset value divided by 0.955)	$11.14	$6.20

B Class
Net assets	$16,392,816	$1,478,988
Shares outstanding	1,540,820	249,765
Net asset value per share	$10.64	$5.92

C Class
Net assets	$187,026,818	$13,588,689
Shares outstanding	17,575,352	2,294,890
Net asset value per share	$10.64	$5.92

R Class
Net assets	$14,515,559	$1,024,645
Shares outstanding	1,364,212	172,996
Net asset value per share	$10.64	$5.92

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2010
	Diversified Bond	High-Yield
Investment Income (Loss)
Income:
Interest	$107,391,669	$18,101,678
Securities lending, net	11,850	4,760
Dividends	—	116,979
	107,403,519	18,223,417
Expenses:
Management fees	14,821,377	1,591,525
Distribution fees:
B Class	106,150	10,099
C Class	1,164,132	71,740
Service fees:
B Class	35,383	3,366
C Class	388,044	23,913
Distribution and service fees:
A Class	1,563,572	65,054
R Class	48,825	3,445
Trustees’ fees and expenses	94,678	7,193
Other expenses	3,330	11
	18,225,491	1,776,346
Fees waived	(976,332)	(183,736)
	17,249,159	1,592,610

Net investment income (loss)	90,154,360	16,630,807

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	26,662,803	3,104,373
Futures contract transactions	(2,016,941)	(160,300)
Swap agreement transactions	(9,152)	22,613
Foreign currency transactions	628,171	—
	25,264,881	2,966,686

Change in net unrealized appreciation (depreciation) on:
Investments	62,438,722	35,551,394
Futures contracts	(139,362)	(13,567)
Swap agreements	(278,374)	487,274
Translation of assets and liabilities in foreign currencies	381,019	—
	62,402,005	36,025,101

Net realized and unrealized gain (loss)	87,666,886	38,991,787

Net Increase (Decrease) in Net Assets Resulting from Operations	$177,821,246	$55,622,594

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2010 AND MARCH 31, 2009
	Diversified Bond		High-Yield
Increase (Decrease) in Net Assets	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 90,154,360	$ 36,935,008	$ 16,630,807	$ 7,086,971
Net realized gain (loss)	25,264,881	1,018,197	2,966,686	(9,249,998)
Change in net unrealized
appreciation (depreciation)	62,402,005	7,877,699	36,025,101	(8,834,064)
Net increase (decrease) in net assets
resulting from operations	177,821,246	45,830,904	55,622,594	(10,997,091)

Distributions to Shareholders
From net investment income:
Investor Class	(42,601,664)	(26,269,224)	(8,533,560)	(4,367,814)
Institutional Class	(25,202,842)	(9,427,151)	(5,237,585)	(2,466,998)
A Class	(20,942,433)	(4,306,046)	(2,134,473)	(690,365)
B Class	(368,023)	(73,696)	(100,052)	(76,074)
C Class	(4,038,371)	(610,385)	(716,207)	(132,606)
R Class	(302,601)	(20,715)	(55,249)	(2,391)
From net realized gains:
Investor Class	(3,211,931)	(6,771,460)	—	—
Institutional Class	(2,144,729)	(2,441,333)	—	—
A Class	(1,731,602)	(1,868,343)	—	—
B Class	(42,353)	(25,182)	—	—
C Class	(462,521)	(295,768)	—	—
R Class	(27,492)	(2,084)	—	—
Decrease in net assets from distributions	(101,076,562)	(52,111,387)	(16,777,126)	(7,736,248)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	2,024,943,048	865,533,368	98,089,652	62,246,890

Net increase (decrease) in net assets	2,101,687,732	859,252,885	136,935,120	43,513,551

Net Assets
Beginning of period	1,589,639,835	730,386,950	130,782,936	87,269,385
End of period	$3,691,327,567	$1,589,639,835	$267,718,056	$130,782,936

Accumulated undistributed
net investment income (loss)	$10,628	$(111,402)	$(172)	$(3,273)

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Diversified Bond Fund (Diversified Bond) and High-Yield Fund (High-Yield) (the funds) are two funds in a series issued by the trust. The funds are diversified under the 1940 Act. Diversified Bond’s investment objective is to seek a high level of income by investing in non-money market debt securities. High-Yield’s investment objective is to seek high current income by investing in high-yield corporate bonds and other debt securities. High-Yield invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yields. The following is a summary of the funds’ significant accounting policies.

Multiple Class — The funds are authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Investments in open-end management investment companies are valued at the reported net asset value. Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Securities on Loan — The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

When-Issued and Forward Commitments — The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price. The funds accounts for “roll” transactions as purchases and sales; as such these transactions may increase portfolio turnover.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income for the funds are declared daily and paid monthly. Distributions from net realized gains for the funds, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the funds, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100% for Diversified Bond and from 0.5425% to 0.6600% for High-Yield. The rates for the Complex Fee (Investor Class, A Class, B Class, C Class and R Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. Effective August 1, 2009, the investment advisor voluntarily agreed to waive 0.049% of its management fee for Diversified Bond. The total amount of the waiver for Diversified Bond was $427,942, $261,856, $220,663, $5,194, $56,993 and $3,684 for the Investor Class, Institutional Class, A Class, B Class, C Class and R Class, respectively. From April 1, 2009 to July 31, 2009, the investment advisor voluntarily agreed to waive 0.07% of its management fee for High-Yield. Effective August 1, 2009, the investment advisor voluntarily agreed to waive 0.10% of its management fee for High-Yield. The total amount of the waiver for High-Yield was $92,746, $56,032, $24,106, $1,218, $8,981, and $653 for the Investor Class, Institutional Class, A Class, B Class, C Class, and R Class, respectively. The investment advisor expects these fee waivers to continue through July 31, 2010 and cannot terminate them without consulting the Board of Trustees.

The effective annual management fee for each class of each fund for the year ended March 31, 2010, was as follows:

	Investor, A, B, C & R	Institutional
Diversified Bond (before waiver)	0.61%	0.41%
Diversified Bond (after waiver)	0.58%	0.38%
High-Yield (before waiver)	0.86%	0.66%
High-Yield (after waiver)	0.77%	0.57%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC. Various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP) owns, in aggregate, 6% and 37% of the shares of Diversified Bond and High-Yield, respectively. ACAAP does not invest in the funds for the purpose of exercising management or control.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the year ended March 31, 2010, were as follows:

	Diversified Bond	High-Yield
Purchases
U.S. Treasury & Government
Agency Obligations	$2,612,666,550	—
Investment securities other than U.S.
Treasury & Government Agency Obligations	$1,304,127,716	$173,762,203
Sales
U.S. Treasury & Government
Agency Obligations	$1,585,317,601	—
Investment securities other than U.S.
Treasury & Government Agency Obligations	$424,398,097	$64,297,828

4. Capital Share Transactions

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

	Year ended March 31, 2010		Year ended March 31, 2009
	Shares	Amount	Shares	Amount

Diversified Bond
Investor Class
Sold	128,565,777	$1,357,494,849	52,907,910	$ 539,074,327
Issued in reinvestment of distributions	2,816,576	29,844,990	1,109,665	11,243,225
Redeemed	(35,796,963)	(376,816,701)	(24,863,358)	(251,020,234)
	95,585,390	1,010,523,138	29,154,217	299,297,318
Institutional Class
Sold	64,267,907	675,138,641	15,534,058	158,573,464
Issued in reinvestment of distributions	2,534,288	26,880,242	1,169,605	11,853,655
Redeemed	(9,759,986)	(103,213,126)	(5,813,609)	(59,113,048)
	57,042,209	598,805,757	10,890,054	111,314,071
A Class
Sold	52,614,722	551,071,044	39,512,536	402,162,041
Issued in reinvestment of distributions	1,936,339	20,497,718	572,152	5,786,600
Redeemed	(25,995,381)	(274,153,733)	(3,981,709)	(40,467,796)
	28,555,680	297,415,029	36,102,979	367,480,845
B Class
Sold	915,505	9,564,525	724,898	7,404,168
Issued in reinvestment of distributions	27,837	295,049	6,745	68,353
Redeemed	(184,233)	(1,944,544)	(55,352)	(564,526)
	759,109	7,915,030	676,291	6,907,995
C Class
Sold	12,104,842	126,800,748	7,743,622	78,903,594
Issued in reinvestment of distributions	231,004	2,449,049	52,030	526,002
Redeemed	(2,728,333)	(28,900,541)	(306,510)	(3,110,639)
	9,607,513	100,349,256	7,489,142	76,318,957
R Class
Sold	1,220,219	12,841,317	424,940	4,317,118
Issued in reinvestment of distributions	30,981	328,409	2,230	22,799
Redeemed	(304,806)	(3,234,888)	(12,318)	(125,735)
	946,394	9,934,838	414,852	4,214,182
Net increase (decrease)	192,496,295	$2,024,943,048	84,727,535	$ 865,533,368

	Year ended March 31, 2010		Year ended March 31, 2009
	Shares	Amount	Shares	Amount

High-Yield
Investor Class
Sold	18,402,496	$101,221,197	14,732,429	$ 72,211,468
Issued in reinvestment of distributions	1,051,534	5,889,573	342,191	1,767,392
Redeemed	(12,664,961)	(69,443,513)	(8,640,787)	(42,806,243)
	6,789,069	37,667,257	6,433,833	31,172,617
Institutional Class
Sold	7,160,948	40,109,309	6,384,683	30,947,426
Issued in reinvestment of distributions	184,830	1,066,450	33,206	171,486
Redeemed	(723,432)	(3,897,506)	(2,224,844)	(10,832,707)
	6,622,346	37,278,253	4,193,045	20,286,205
A Class
Sold	4,000,383	21,935,985	2,547,335	12,325,258
Issued in reinvestment of distributions	330,787	1,855,974	115,036	600,077
Redeemed	(1,846,010)	(10,255,121)	(830,344)	(4,290,252)
	2,485,160	13,536,838	1,832,027	8,635,083
B Class
Sold	70,212	381,411	92,369	452,260
Issued in reinvestment of distributions	11,197	62,200	9,127	48,214
Redeemed	(81,576)	(439,285)	(38,950)	(201,092)
	(167)	4,326	62,546	299,382
C Class
Sold	2,034,825	11,017,513	449,269	2,173,111
Issued in reinvestment of distributions	68,926	388,092	13,889	71,835
Redeemed	(465,538)	(2,622,122)	(87,546)	(455,798)
	1,638,213	8,783,483	375,612	1,789,148
R Class
Sold	203,834	1,096,092	20,630	97,117
Issued in reinvestment of distributions	9,743	55,107	459	2,379
Redeemed	(58,753)	(331,704)	(7,503)	(35,041)
	154,824	819,495	13,586	64,455
Net increase (decrease)	17,689,445	$ 98,089,652	12,910,649	$ 62,246,890

5. Securities Lending

As of March 31, 2010, the funds did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The funds’ risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited. Investments made with cash collateral may decline in value.

6. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities and other financial instruments as of March 31, 2010. The Schedule of Investments provides additional details on the funds’ portfolio holdings.

	Level 1	Level 2	Level 3

Diversified Bond
Investment Securities
Corporate Bonds	—	$1,067,242,529	—
U.S. Government Agency Mortgage-Backed Securities	—	859,264,869	—
U.S. Treasury Securities	—	820,271,178	—
U.S. Government Agency Securities and Equivalents	—	386,010,016	—
Commercial Mortgage-Backed Securities	—	230,321,628	—
Collateralized Mortgage Obligations	—	122,830,888	—
Sovereign Governments & Agencies	—	50,202,407	—
Municipal Securities	—	50,057,613	—
Asset-Backed Securities	—	13,665,976	—
Short-Term Investments	—	8,871,078	—
Temporary Cash Investments	$185,339	92,287,000	—
Total Value of Investment Securities	$185,339	$3,701,025,182	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$440,112	—
Futures Contracts	$(139,362)	—	—
Swap Agreements	—	227,550	—
Total Unrealized Gain (Loss)
on Other Financial Instruments	$(139,362)	$667,662	—

	Level 1	Level 2	Level 3

High-Yield
Investment Securities
Corporate Bonds	$3,163,646	$251,825,595	—
Common Stocks	619,788	—	—
Preferred Stocks	—	133,404	—
Temporary Cash Investments	14,291	10,268,000	—
Total Value of Investment Securities	$3,797,725	$262,226,999	—

Other Financial Instruments
Futures Contracts	$(13,567)	—	—
Swap Agreements	—	$312,954	—
Total Unrealized Gain (Loss)
on Other Financial Instruments	$(13,567)	$312,954	—

7. Derivative Instruments

Credit Risk — The funds are subject to credit risk in the normal course of pursuing their investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/ sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/ seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/ or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the funds’ typical volume during the period

Foreign Currency Risk — Diversified Bond is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. Diversified Bond began investing in foreign currency risk derivatives in September 2009. The foreign currency risk derivative instruments at period end as disclosed on the Schedule of Investments are indicative of Diversified Bond’s typical volume since September 2009.

Interest Rate Risk — The funds are subject to interest rate risk in the normal course of pursuing their investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The funds began investing in interest rate risk derivatives in November 2009. The interest rate risk derivative instruments at period end as disclosed on the Schedule of Investments are indicative of the funds’ typical volume since November 2009.

Value of Derivative Instruments as of March 31, 2010

	Asset Derivatives		Liability Derivatives
Fund/Type	Location on Statement		Location on Statement
of Derivative	of Assets and Liabilities	Value	of Assets and Liabilities	Value

Diversified Bond
Credit Risk	Swap agreements	$227,550	Swap agreements	—
Foreign Currency Risk	Receivable for forward foreign	440,112	Payable for forward foreign	—
	currency exchange contracts		currency exchange contracts
Interest Rate Risk	Receivable for variation margin	270,133	Payable for variation margin	$293,446
	on futures contracts		on futures contracts
		$937,795		$293,446

High-Yield
Credit Risk	Swap agreements	$32,234	Swap agreements	—
Interest Rate Risk	Receivable for variation margin	23,440	Payable for variation margin	$29,765
	on futures contracts		on futures contracts
		$55,674		$29,765

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010

			Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
Fund/Type	Location on Statement		Location on Statement
of Derivative	of Operations	Value	of Operations	Value

Diversified Bond
Credit Risk	Net realized gain (loss) on	$ (9,152)	Change in net unrealized	$(278,374)
	swap agreement transactions		appreciation (depreciation)
			on swap agreements
Foreign Currency Risk	Net realized gain (loss) on	660,766	Change in net unrealized	440,112
	foreign currency transactions		appreciation (depreciation)
			on translation of assets and
			liabilities in foreign currencies
Interest Rate Risk	Net realized gain (loss) on	(2,016,941)	Change in net unrealized	(139,362)
	futures contract transactions		appreciation (depreciation)
			on futures contracts
		$(1,365,327)		$ 22,376

High-Yield
Credit Risk	Net realized gain (loss) on	$ 22,613	Change in net unrealized	$487,273
	swap agreement transactions		appreciation (depreciation)
			on swap agreements
Interest Rate Risk	Net realized gain (loss) on	(160,300)	Change in net unrealized	(13,567)
	futures contract transactions		appreciation (depreciation)
			on futures contracts
		$(137,687)		$473,706

8. Risk Factors

High-Yield invests primarily in lower-rated debt securities, which are subject to substantial risks including price volatility, liquidity risk, and default risk.

9. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended March 31, 2010, the funds did not utilize the program.

10. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 were as follows:

	Diversified Bond		High-Yield
	2010	2009	2010	2009
Distributions Paid From
Ordinary income	$101,074,141	$46,372,094	$16,777,126	$7,736,248
Long-term capital gains	$2,421	$5,739,293	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Diversified Bond	High-Yield
Federal tax cost of investments	$3,620,698,309	$244,730,870
Gross tax appreciation of investments	$ 92,962,073	$23,585,110
Gross tax depreciation of investments	(12,449,861)	(2,291,256)
Net tax appreciation (depreciation) of investments	$ 80,512,212	$21,293,854
Net tax appreciation (depreciation) on derivatives and translation
of assets and liabilities in foreign currencies	$ 168,457	$ 310,054
Net tax appreciation (depreciation)	$80,680,669	$21,603,908
Undistributed ordinary income	$12,049,133	$2,728
Accumulated long-term gains	$575,265	—
Accumulated capital losses	—	$(6,910,498)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, straddle positions, and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency exchange contracts and unrealized gains for certain futures contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. The capital loss carryovers expire as follows:

	2014	2015	2016	2017	2018
High-Yield	$(15,064)	—	—	$(2,112,857)	$(4,782,577)

11. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Trustees approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On April 1, 2010, the Board of Trustees approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval at a Special Meeting of Shareholders to be held on June 16, 2010.

12. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the funds. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

13. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Diversified Bond hereby designates $2,421, or up to the maximum amount allowable, of long-term capital gain distributions for the fiscal year ended March 31, 2010.

Diversified Bond hereby designates $7,618,207 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

Financial Highlights

Diversified Bond

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.29	$10.48	$10.02	$9.89	$10.10
Income From Investment Operations
Net Investment Income (Loss)(1)	0.37	0.41	0.46	0.45	0.41
Net Realized and Unrealized Gain (Loss)	0.39	(0.02)	0.45	0.13	(0.21)
Total From Investment Operations	0.76	0.39	0.91	0.58	0.20
Distributions
From Net Investment Income	(0.38)	(0.46)	(0.45)	(0.45)	(0.41)
From Net Realized Gains	(0.03)	(0.12)	—	—	—
Total Distributions	(0.41)	(0.58)	(0.45)	(0.45)	(0.41)
Net Asset Value, End of Period	$10.64	$10.29	$10.48	$10.02	$9.89

Total Return(2)	7.44%	4.02%	9.38%	6.05%	1.97%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.58%(3)	0.62%	0.62%	0.62%	0.62%
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	0.61%	0.62%	0.62%	0.62%	0.62%
Ratio of Net Investment Income
(Loss) to Average Net Assets	3.47%(3)	3.95%	4.53%	4.58%	4.04%
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	3.44%	3.95%	4.53%	4.58%	4.04%
Portfolio Turnover Rate	79%	198%	250%	323%	341%
Net Assets, End of Period (in thousands)	$1,850,363	$806,163	$515,184	$394,346	$225,187
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(3)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

Diversified Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.29	$10.48	$10.02	$9.89	$10.10
Income From Investment Operations
Net Investment Income (Loss)(1)	0.39	0.43	0.48	0.47	0.43
Net Realized and Unrealized Gain (Loss)	0.39	(0.02)	0.45	0.13	(0.21)
Total From Investment Operations	0.78	0.41	0.93	0.60	0.22
Distributions
From Net Investment Income	(0.40)	(0.48)	(0.47)	(0.47)	(0.43)
From Net Realized Gains	(0.03)	(0.12)	—	—	—
Total Distributions	(0.43)	(0.60)	(0.47)	(0.47)	(0.43)
Net Asset Value, End of Period	$10.64	$10.29	$10.48	$10.02	$9.89

Total Return(2)	7.66%	4.22%	9.60%	6.26%	2.17%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.38%(3)	0.42%	0.42%	0.42%	0.42%
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	0.41%	0.42%	0.42%	0.42%	0.42%
Ratio of Net Investment Income
(Loss) to Average Net Assets	3.67%(3)	4.15%	4.73%	4.78%	4.24%
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	3.64%	4.15%	4.73%	4.78%	4.24%
Portfolio Turnover Rate	79%	198%	250%	323%	341%
Net Assets, End of Period (in thousands)	$911,584	$294,827	$186,031	$389,829	$440,579
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(3)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

Diversified Bond

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.29	$10.48	$10.02	$9.89	$10.10
Income From Investment Operations
Net Investment Income (Loss)(2)	0.34	0.35	0.44	0.43	0.38
Net Realized and Unrealized Gain (Loss)	0.39	0.02	0.45	0.13	(0.21)
Total From Investment Operations	0.73	0.37	0.89	0.56	0.17
Distributions
From Net Investment Income	(0.35)	(0.44)	(0.43)	(0.43)	(0.38)
From Net Realized Gains	(0.03)	(0.12)	—	—	—
Total Distributions	(0.38)	(0.56)	(0.43)	(0.43)	(0.38)
Net Asset Value, End of Period	$10.64	$10.29	$10.48	$10.02	$9.89

Total Return(3)	7.18%	3.76%	9.11%	5.77%	1.72%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.83%(4)	0.87%	0.87%	0.87%	0.87%
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	0.86%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Investment Income
(Loss) to Average Net Assets	3.22%(4)	3.70%	4.28%	4.33%	3.79%
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	3.19%	3.70%	4.28%	4.33%	3.79%
Portfolio Turnover Rate	79%	198%	250%	323%	341%
Net Assets, End of Period (in thousands)	$711,445	$394,278	$23,020	$3,405	$5,642
(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

Diversified Bond

B Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.29	$10.48	$10.02	$9.89	$10.10
Income From Investment Operations
Net Investment Income (Loss)(1)	0.26	0.28	0.36	0.35	0.31
Net Realized and Unrealized Gain (Loss)	0.39	0.01	0.45	0.13	(0.21)
Total From Investment Operations	0.65	0.29	0.81	0.48	0.10
Distributions
From Net Investment Income	(0.27)	(0.36)	(0.35)	(0.35)	(0.31)
From Net Realized Gains	(0.03)	(0.12)	—	—	—
Total Distributions	(0.30)	(0.48)	(0.35)	(0.35)	(0.31)
Net Asset Value, End of Period	$10.64	$10.29	$10.48	$10.02	$9.89

Total Return(2)	6.38%	2.98%	8.30%	5.00%	0.96%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.58%(3)	1.62%	1.62%	1.62%	1.62%
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	1.61%	1.62%	1.62%	1.62%	1.62%
Ratio of Net Investment Income
(Loss) to Average Net Assets	2.47%(3)	2.95%	3.53%	3.58%	3.04%
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	2.44%	2.95%	3.53%	3.58%	3.04%
Portfolio Turnover Rate	79%	198%	250%	323%	341%
Net Assets, End of Period (in thousands)	$16,393	$8,045	$1,105	$806	$750
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(3)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

Diversified Bond

C Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$10.29	$10.48	$10.02	$9.89	$10.10
Income From Investment Operations
Net Investment Income (Loss)(1)	0.26	0.27	0.36	0.35	0.31
Net Realized and Unrealized Gain (Loss)	0.39	0.02	0.45	0.13	(0.21)
Total From Investment Operations	0.65	0.29	0.81	0.48	0.10
Distributions
From Net Investment Income	(0.27)	(0.36)	(0.35)	(0.35)	(0.31)
From Net Realized Gains	(0.03)	(0.12)	–	–	–
Total Distributions	(0.30)	(0.48)	(0.35)	(0.35)	(0.31)
Net Asset Value, End of Period	$10.64	$10.29	$10.48	$10.02	$9.89

Total Return(2)	6.38%	2.99%	8.30%	4.99%	0.96%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.58%(3)	1.62%	1.62%	1.62%	1.62%
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	1.61%	1.62%	1.62%	1.62%	1.62%
Ratio of Net Investment Income
(Loss) to Average Net Assets	2.47%(3)	2.95%	3.53%	3.58%	3.04%
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	2.44%	2.95%	3.53%	3.58%	3.04%
Portfolio Turnover Rate	79%	198%	250%	323%	341%
Net Assets, End of Period (in thousands)	$187,027	$82,026	$5,016	$2,718	$1,334
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(3)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

Diversified Bond

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.29	$10.48	$10.02	$9.89	$10.17
Income From Investment Operations
Net Investment Income (Loss)(2)	0.31	0.30	0.41	0.40	0.25
Net Realized and Unrealized Gain (Loss)	0.39	0.04	0.45	0.13	(0.28)
Total From Investment Operations	0.70	0.34	0.86	0.53	(0.03)
Distributions
From Net Investment Income	(0.32)	(0.41)	(0.40)	(0.40)	(0.25)
From Net Realized Gains	(0.03)	(0.12)	—	—	—
Total Distributions	(0.35)	(0.53)	(0.40)	(0.40)	(0.25)
Net Asset Value, End of Period	$10.64	$10.29	$10.48	$10.02	$9.89

Total Return(3)	6.91%	3.50%	8.84%	5.52%	(0.33)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.08%(4)	1.12%	1.12%	1.12%	1.12%(5)
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	1.11%	1.12%	1.12%	1.12%	1.12%(5)
Ratio of Net Investment Income
(Loss) to Average Net Assets	2.97%(4)	3.45%	4.03%	4.08%	3.68%(5)
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	2.94%	3.45%	4.03%	4.08%	3.68%(5)
Portfolio Turnover Rate	79%	198%	250%	323%	341%(6)
Net Assets, End of Period (in thousands)	$14,516	$4,301	$31	$26	$25
(1)	July 29, 2005 (commencement of sale) through March 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2006.

See Notes to Financial Statements.

High-Yield

Investor Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$4.75	$5.97	$6.48	$6.38	$6.42
Income From Investment Operations
Net Investment Income (Loss)	0.46(1)	0.40(1)	0.42	0.42	0.43
Net Realized and Unrealized Gain (Loss)	1.17	(1.17)	(0.51)	0.10	(0.04)
Total From Investment Operations	1.63	(0.77)	(0.09)	0.52	0.39
Distributions
From Net Investment Income	(0.46)	(0.45)	(0.42)	(0.42)	(0.43)
Net Asset Value, End of Period	$5.92	$4.75	$5.97	$6.48	$6.38

Total Return(2)	35.43%	(13.36)%	(1.41)%	8.54%	6.29%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets(3)	0.77%	0.80%	0.80%	0.79%	0.81%
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	0.86%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Investment Income
(Loss) to Average Net Assets(3)	8.36%	7.66%	6.87%	6.69%	6.74%
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	8.27%	7.59%	6.80%	6.61%	6.68%
Portfolio Turnover Rate	36%	33%	40%	45%	40%
Net Assets, End of Period (in thousands)	$129,231	$71,445	$51,375	$51,717	$42,650
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(3)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

High-Yield

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$4.75	$5.97	$6.48	$6.38	$6.42
Income From Investment Operations
Net Investment Income (Loss)	0.48(1)	0.41(1)	0.44	0.44	0.44
Net Realized and Unrealized Gain (Loss)	1.16	(1.17)	(0.51)	0.10	(0.04)
Total From Investment Operations	1.64	(0.76)	(0.07)	0.54	0.40
Distributions
From Net Investment Income	(0.47)	(0.46)	(0.44)	(0.44)	(0.44)
Net Asset Value, End of Period	$5.92	$4.75	$5.97	$6.48	$6.38

Total Return(2)	35.70%	(13.19)%	(1.21)%	8.76%	6.50%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets(3)	0.57%	0.60%	0.60%	0.59%	0.61%
Ratio of Operating Expenses to Average
Net Assets( Before Expense Waiver)	0.66%	0.67%	0.67%	0.67%	0.67%
Ratio of Net Investment Income
(Loss) to Average Net Assets(3)	8.56%	7.86%	7.07%	6.89%	6.94%
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	8.47%	7.79%	7.00%	6.81%	6.88%
Portfolio Turnover Rate	36%	33%	40%	45%	40%
Net Assets, End of Period (in thousands)	$88,626	$39,655	$24,795	$18,177	$9,387
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(3)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

High-Yield

A Class(1)
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$4.75	$5.97	$6.48	$6.38	$6.42
Income From Investment Operations
Net Investment Income (Loss)	0.45(2)	0.39(2)	0.41	0.41	0.42
Net Realized and Unrealized Gain (Loss)	1.17	(1.17)	(0.51)	0.10	(0.04)
Total From Investment Operations	1.62	(0.78)	(0.10)	0.51	0.38
Distributions
From Net Investment Income	(0.45)	(0.44)	(0.41)	(0.41)	(0.42)
Net Asset Value, End of Period	$5.92	$4.75	$5.97	$6.48	$6.38

Total Return(3)	35.10%	(13.57)%	(1.65)%	8.27%	6.02%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets(4)	1.02%	1.05%	1.05%	1.04%	1.06%
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	1.11%	1.12%	1.12%	1.12%	1.12%
Ratio of Net Investment Income
(Loss) to Average Net Assets(4)	8.11%	7.41%	6.62%	6.44%	6.49%
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	8.02%	7.34%	6.55%	6.36%	6.43%
Portfolio Turnover Rate	36%	33%	40%	45%	40%
Net Assets, End of Period (in thousands)	$33,769	$15,289	$8,275	$900	$407
(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

High-Yield

B Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$4.75	$5.97	$6.48	$6.38	$6.42
Income From Investment Operations
Net Investment Income (Loss)	0.40(1)	0.36(1)	0.36	0.36	0.37
Net Realized and Unrealized Gain (Loss)	1.18	(1.18)	(0.51)	0.10	(0.04)
Total From Investment Operations	1.58	(0.82)	(0.15)	0.46	0.33
Distributions
From Net Investment Income	(0.41)	(0.40)	(0.36)	(0.36)	(0.37)
Net Asset Value, End of Period	$5.92	$4.75	$5.97	$6.48	$6.38

Total Return(2)	34.12%	(14.22)%	(2.39)%	7.47%	5.23%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets(3)	1.77%	1.80%	1.80%	1.79%	1.81%
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	1.86%	1.87%	1.87%	1.87%	1.87%
Ratio of Net Investment Income
(Loss) to Average Net Assets(3)	7.36%	6.66%	5.87%	5.69%	5.74%
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	7.27%	6.59%	5.80%	5.61%	5.68%
Portfolio Turnover Rate	36%	33%	40%	45%	40%
Net Assets, End of Period (in thousands)	$1,479	$1,187	$1,119	$1,358	$1,182
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(3)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

High-Yield

C Class
For a Share Outstanding Throughout the Years Ended March 31
	2010	2009	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$4.75	$5.97	$6.48	$6.38	$6.42
Income From Investment Operations
Net Investment Income (Loss)	0.41(1)	0.35(1)	0.36	0.36	0.37
Net Realized and Unrealized Gain (Loss)	1.17	(1.17)	(0.51)	0.10	(0.04)
Total From Investment Operations	1.58	(0.82)	(0.15)	0.46	0.33
Distributions
From Net Investment Income	(0.41)	(0.40)	(0.36)	(0.36)	(0.37)
Net Asset Value, End of Period	$5.92	$4.75	$5.97	$6.48	$6.38

Total Return(2)	34.11%	(14.22)%	(2.39)%	7.46%	5.23%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets(3)	1.77%	1.80%	1.80%	1.79%	1.81%
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	1.86%	1.87%	1.87%	1.87%	1.87%
Ratio of Net Investment Income
(Loss) to Average Net Assets(3)	7.36%	6.66%	5.87%	5.69%	5.74%
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	7.27%	6.59%	5.80%	5.61%	5.68%
Portfolio Turnover Rate	36%	33%	40%	45%	40%
Net Assets, End of Period (in thousands)	$13,589	$3,120	$1,678	$2,002	$1,823
(1)	Computed using average shares outstanding throughout the period.
(2)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(3)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

High-Yield

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$4.75	$5.97	$6.48	$6.38	$6.51
Income From Investment Operations
Net Investment Income (Loss)	0.45(2)	0.37(2)	0.39	0.39	0.27
Net Realized and Unrealized Gain (Loss)	1.16	(1.16)	(0.51)	0.10	(0.13)
Total From Investment Operations	1.61	(0.79)	(0.12)	0.49	0.14
Distributions
From Net Investment Income	(0.44)	(0.43)	(0.39)	(0.39)	(0.27)
Net Asset Value, End of Period	$5.92	$4.75	$5.97	$6.48	$6.38

Total Return(3)	34.77%	(13.79)%	(1.90)%	8.00%	2.23%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets(4)	1.27%	1.30%	1.30%	1.29%	1.27%(5)
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	1.36%	1.37%	1.37%	1.37%	1.37%(5)
Ratio of Net Investment Income
(Loss) to Average Net Assets(4)	7.86%	7.16%	6.37%	6.19%	6.39%(5)
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	7.77%	7.09%	6.30%	6.11%	6.29%(5)
Portfolio Turnover Rate	36%	33%	40%	45%	40%(6)
Net Assets, End of Period (in thousands)	$1,025	$86	$27	$28	$26
(1)	July 29, 2005 (commencement of sale) through March 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Effective July 29, 2005, the investment advisor voluntarily agreed to waive a portion of its management fee.
(5) Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2006.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust and
Shareholders of the Diversified Bond Fund and the High-Yield Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Diversified Bond Fund and the High-Yield Fund (two of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Funds”) at March 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2010

Management

The Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Trustees
John Freidenrich
Year of Birth: 1937
Position(s) with the Funds: Trustee
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis
Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB,
Stanford Law School; formerly, partner and founder, Ware and Freidenrich Law
Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Funds: Trustee and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and
Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of
Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School;
formerly, attorney, Steinhart, Goldberg, Feigenbaum & Ladar

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Funds: Trustee
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors
(investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Economics, University of British Columbia;
MA in Economics, University of Chicago; PhD in Business, Stanford University;
formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief
Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President,
Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange,
Chicago Mercantile Exchange and Columbia University; formerly, faculty member,
Graduate School of Business, Columbia University and Alfred P. Sloan School of
Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Funds: Trustee
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Intraware, Inc. (2003 to 2009); Digital Impact, Inc. (2003
to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly,
Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.;
formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Funds: Trustee
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset
Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Dimensional Fund Advisors (investment advisor); CME
Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario);
MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the
Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of
Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

John B. Shoven
Year of Birth: 1947
Position(s) with the Funds: Trustee
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University
(1973 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Cadence Design Systems; Exponent; Financial Engines;
PalmSource, Inc. (2002 to 2005); Watson Wyatt Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in
Economics, Yale University; Director of the Stanford Institute for Economic Policy
Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Jeanne D. Wohlers
Year of Birth: 1945
Position(s) with the Funds: Trustee
Length of Time Served: Since 1984
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Mathematics, Skidmore College; MBA,
Columbia University; Chartered Financial Analyst (CFA); formerly, Vice President,
Chief Financial Officer and Secretary, Sybase, Inc.; prior experience as an investment officer and investment analyst

Interested Trustee
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Funds: Trustee and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President,
ACIM; Director, ACIM and other ACC subsidiaries. Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to
November 2005)
Number of Funds in Fund Complex Overseen by Trustee: 104
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S.	Trustee and	President and Chief Executive Officer, ACC (March 2007 to present); Chief
Thomas	President	Administrative Officer, ACC (February 2006 to March 2007); Executive
(1963)	since 2007	Vice President, ACC (November 2005 to February 2007). Also serves as:
Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM;
Director, ACIM and other ACC subsidiaries. Global Chief Operating Officer and Managing Director, Morgan Stanley (March 2000 to November 2005)
Barry Fink	Executive	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	Vice President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries
Maryanne L.	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM and ACS (August
Roepke	Officer since 2006	2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
(1956)	and Senior	and Treasurer and Chief Financial Officer, various American Century funds
	Vice President	(July 2000 to August 2006). Also serves as: Senior Vice President, ACS since 2000
Charles A.	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007 and	2005 to present); General Counsel, ACC (March 2007 to present); Also
(1957)	Senior Vice	serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
	President	and Senior Vice President, ACIM and ACS
since 2006
Robert J. Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David H. Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2001	(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice
President, ACIM and ACS
Ward D. Stauffer	Secretary since	Attorney, ACC (June 2003 to Present)
(1960)	2005

The SAI has additional information about the funds’ trustees and is available without charge, upon request, by calling 1-800-345-2021.

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Funds under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Funds approved by the Funds’ Board of Trustees (the “Board”). The Advisor previously served as investment advisor to the Funds pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments that holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Funds by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Funds and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Funds, shareholder services, audit and compliance functions and a variety of other matters relating to the Funds’ operations.

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Funds. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Funds by the Advisor was in the best interests of the Funds and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Funds and services provided to the Funds by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Funds, shareholder services, audit and compliance functions and a variety of other matters relating to the Funds’ operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Funds;

• the wide range of programs and services the Advisor provides to the Funds and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Funds to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Funds’ performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Funds to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Funds with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Funds and potential sharing of economies of scale in connection with the management of the Funds.

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Funds on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Funds.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for each Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services—Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Funds. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Funds

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of each Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

Investment Management Services. The investment management services provided to the Funds are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Funds, its profitability in managing the Funds, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Funds as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Funds. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of each Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Funds. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Funds increase in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of each Fund reflect the complexity of assessing economies of scale.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Funds pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Funds’ Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Funds and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing each Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by each Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Funds to determine breakpoints in each Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital U.S. Aggregate Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Corporate High-Yield Index covers the universe of fixed-rate, non-investment grade corporate debt of issuers in non-emerging market countries.

The Barclays Capital U.S. Corporate Investment-Grade Index is a component of the U.S. Aggregate Index and includes publicly issued U.S. corporate debentures and secured notes.

The Barclays Capital U.S. High-Yield 2% Issuer Capped Index is a component of the U.S. Corporate High-Yield Index, which covers the universe of fixed-rate, non-investment grade corporate debt of issuers in non-emerging market countries. It is not market capitalization-weighted—each issuer is capped at 2% of the index.

The Barclays Capital U.S. Mortgage-Backed Securities Index is a component of the U.S. Aggregate Index and covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).

The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more and excludes zero coupon strips.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index consists of Treasury inflation-protected securities with a remaining maturity of one year or more.

The Citigroup US Broad Investment-Grade (BIG) Bond Index is a market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The Merrill Lynch US High Yield Master II Constrained Index tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic markets and limits any single issuer to no more than 2% of the index.

Notes

Notes

Notes

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Investment Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1005
CL-ANN-68264N

Annual Report
March 31, 2010

American Century Investments®

Inflation Protection Bond Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

Inflation Protection Bond

Performance	4
Portfolio Commentary	6
Portfolio at a Glance	8
Yields	8
Portfolio Composition by Weighted Average Life	8
Types of Investments in Portfolio	8

Shareholder Fee Example	9

Financial Statements

Schedule of Investments	11
Statement of Assets and Liabilities	19
Statement of Operations	21
Statement of Changes in Net Assets	22
Notes to Financial Statements	23
Financial Highlights	32
Report of Independent Registered Public Accounting Firm	38

Other Information

Management	39
Board Approval of Management Agreements	43
Additional Information	49
Index Definitions	50

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended March 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic and Market Rebound

Fixed-income markets witnessed a historically wide dispersion of returns in the 12 months ended March 31, 2010 (see the accompanying table), which captured the rebound of the U.S. economy and financial markets from the depths of the recession and credit crisis. The foundation for this dramatic turnaround was laid by the government’s extraordinary monetary and fiscal stimulus policies taken in response to the financial crisis in late 2008.

These stimulus measures helped the U.S. economy emerge from the Great Recession and return to positive growth in the second half of 2009, while inflation remained tame. Nevertheless, the unemployment rate stood at 9.7% in March 2010 and bank lending—a key driver of economic growth—remained weak. In that environment, the Federal Reserve (the Fed) held its short-term rate target near 0%, where it’s stood since December 2008.

Historic Extremes in Bond Performance

Better economic and market conditions caused a reversal of the trading that colored the credit crisis, when the lowest-rated bonds performed worst and investors favored the safety of Treasuries over virtually every other type of investment. This sharp reversal meant calendar 2009 was the worst year on record for longer-term Treasury bonds, while credit-sensitive bonds enjoyed their best year ever. These performance trends continued into 2010; as a result, high-yield and investment-grade corporate bonds enjoyed remarkable returns in the 12 months ended in March. At the same time, intermediate- and long-term Treasuries produced very poor performance as investors worried about the effect of massive debt and unprecedented monetary policies on future inflation and interest rates. With short rates anchored by the Fed, declining prices and rising yields for longer-dated Treasuries meant the difference in yield between short- and long-term bonds approached historic wides (the yield curve steepened).

Mortgage-backed securities had modest, positive returns, buoyed by the Fed’s active support for this market, which ended in March 2010. Cash returns were essentially flat, reflecting the Fed’s policy of extremely low rates. For the fiscal year, the Barclays Capital U.S. Aggregate Index (a broad-based bond index) rose 7.69%, as Treasuries’ negative returns offset the strong performance of credit-sensitive sectors.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2010
Treasury Bellwethers		Barclays Capital U.S. Bond Market Indices
3-Month Bill	0.19%	Corporate High-Yield	56.18%
2-Year Note	1.58%	Corporate Investment-Grade	23.80%
10-Year Note	–6.35%	Aggregate	7.69%
30-Year Bond	–14.43%	TIPS (inflation-linked)	6.18%
		Mortgage (mortgage-backed)	5.21%
		Treasury	–1.18%

3

Performance

Inflation Protection Bond

Total Returns as of March 31, 2010
			Average Annual
			Returns
	Ticker		Since	Inception
	Symbol	1 year	Inception	Date
Investor Class	APOIX	6.42%(1)	4.26%	5/31/05
Barclays Capital U.S. TIPS Index(2)	—	6.18%	4.43%	—
Citigroup US Inflation-Linked
Securities Index(3)	—	5.95%	4.38%	—
Institutional Class	APISX	6.61%(1)	4.55%	5/31/05
A Class	APOAX			5/31/05
No sales charge*		6.08%(1)	4.02%
With sales charge*		1.33%(1)	3.04%
B Class	APOBX			5/31/05
No sales charge*		5.21%(1)	3.24%
With sales charge*		1.21%(1)	2.87%
C Class	APOCX	5.32%(1)	3.29%	5/31/05
R Class	APORX	5.89%(1)	3.80%	5/31/05
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50%
maximum initial sales charge for fixed-income funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Class returns would have been lower if American Century Investments had not voluntarily waived a portion of its management fee.
(2)	In January 2010, the fund’s benchmark changed from the Citigroup US Inflation-Linked Securities Index to the Barclays Capital U.S. TIPS
Index. This reflects a change in the portfolio management analytics software used by American Century Investments’ fixed-income teams. The investment process is unchanged.
(3)	The Citigroup US Inflation-Linked Securities Index is not subject to the tax code diversification and other regulatory requirements limiting the type and amount of securities that the fund may own.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Inflation Protection Bond

* From 5/31/05, the Investor Class’s inception date. Not annualized.
**Ending value would have been lower if a portion of the class’s management fee had not been waived.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
0.59%	0.39%	0.84%	1.59%	1.59%	1.09%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary

Inflation Protection Bond

Portfolio Managers: Bob Gahagan, Brian Howell, and Jim Platz

Performance Summary

Inflation Protection Bond returned 6.42%* for the 12 months ended March 31, 2010. By comparison, the fund’s new benchmark, the Barclays Capital U.S. TIPS Index, returned 6.18%, and its old benchmark, the Citigroup US Inflation-Linked Securities Index, returned 5.95%. Effective January 1, 2010, the benchmark changed to reflect a change in the portfolio management analytic system used by the investment management team. The portfolio’s investment process remains unchanged. Portfolio returns reflect operating expenses, while index returns do not.

The portfolio’s absolute performance benefited from the generally favorable climate for TIPS (Treasury inflation-protected securities) through the first nine months of the period, when the market’s longer-term expectations for rising inflation and a relatively tight supply of inflation-linked securities boosted TIPS performance. But, demand for TIPS softened during the remainder of the period. The mounting U.S. budget deficit—and the burgeoning Treasury issuance to finance the deficit in the face of waning investor demand for Treasuries—overshadowed investors’ long-term inflation worries. TIPS, along with their traditional-Treasury brethren, responded to these concerns with higher yields and lower prices. The portfolio’s outperformance relative to the benchmark was primarily due to a small, out-of-benchmark allocation to high-yield bonds, which outperformed TIPS and all other fixed-income sectors for the 12-month period.

Oil Prices Soared, Pushing Inflation Higher

As the global economy continued to recover, the emerging market countries showed greater improvements than the developed markets, fueling expectations for growing demand for energy and other commodities. Oil prices skyrocketed, jumping from $50 a barrel on March 31, 2009, to $84 at the end of March 2010—an increase of 68%. Similarly, the Rogers International Commodities Index, a measure of prices for energy, agricultural, and metals products, advanced 32%.

Rising commodity prices helped generate a 2.3% increase in headline inflation, as measured by change in the Consumer Price Index (CPI) over the 12-month period. At the same time, core inflation (minus volatile food and energy prices) increased only 1.1%.

Meanwhile, the market’s long-term inflation expectations were on the rise. The yield difference (or breakeven rate) between 10-year TIPS and nominal 10-year Treasuries increased during the period, from 1.31 percentage points at the end of March 2009 to 2.26 percentage points at the end of March 2010. The 10-year breakeven rate equals the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required for TIPS to outperform nominal Treasuries during that time frame.

*All fund returns referenced in this commentary are for Investor Class shares. Class returns would have been lower had management fees not been waived.

6

Inflation Protection Bond

Portfolio Strategy

We continued to invest the majority of the portfolio in TIPS (84% as of March 31, 2010), while investing the remainder of the fund in “spread” (non-Treasury) sectors, including investment-grade and high-yield corporate bonds. This strategy generated favorable results, as corporate securities significantly outperformed TIPS for the 12-month period.

Late in 2009, yield spreads between short- and long-term Treasuries reached historically wide levels. We positioned the portfolio for an expected reversal of this trend by overweighting longer-term TIPS. While this strategy slightly detracted from recent performance, given the steepening of the yield curve, we believe it should provide longer-term value, as yield spreads eventually retreat from these peak levels.

In an effort to maintain maximum inflation protection without investing further in TIPS, we used inflation “swaps” to synthetically create an inflation-linked “overlay” for the non-inflation-linked spread securities. Inflation swaps are fixed-maturity instruments, negotiated through a coun-terparty (investment bank), that return the rate of inflation, as measured by CPI, throughout the life of the swap. All swaps bear counterparty credit risk, but American Century Investments applies the same stringent controls and oversight with regard to counterparty credit risk as it applies to all its corporate and municipal credit portfolios.

Outlook

Despite data suggesting select areas of the economy are improving, the overall economy remains relatively weak, primarily due to still-high unemployment and sluggish consumer spending. These factors have helped temper the market’s near-term inflation concerns. Nevertheless, the significant monetary and fiscal stimulus from the Federal Reserve and U.S. Treasury run the risk of creating significantly higher inflation and a weaker dollar than are currently priced into the market. Therefore, we believe TIPS remain attractively valued at current levels, given long-term inflation averages and the potential for higher-than-usual inflation in the years ahead.

7

Inflation Protection Bond

Portfolio at a Glance
As of 3/31/10
Weighted Average Life	8.8 years
Average Duration (effective)	4.7 years

Yields as of March 31, 2010(1)
30-Day SEC Yield
Investor Class	4.28%
Institutional Class	4.49%
A Class	3.85%
B Class	3.28%
C Class	3.29%
R Class	3.78%
(1) Yields would have been lower if a portion of fees had not been waived.

Portfolio Composition by Weighted Average Life
% of fund
investments
as of 3/31/10
0 - 5-Year Notes(2)	37.6%
5 - 10-Year Notes	30.6%
10 - 30-Year Bonds	31.8%
(2) Includes temporary cash investments.

Types of Investments in Portfolio
% of fund
investments
as of 3/31/10
U.S. Treasury Securities	84.3%
Corporate Bonds	10.3%
Collateralized Mortgage Obligations	1.0%
Asset-Backed Securities	0.8%
Commercial Mortgage-Backed Securities	0.6%
U.S. Government Agency Securities	0.5%
Short-Term Investments	0.3%
Sovereign Governments & Agencies	0.2%
Municipal Securities	—(3)
Temporary Cash Investments	2.0%
(3) Category is less than 0.05% of fund investments.

8

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2009 to March 31, 2010.
Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)	Annualized
	10/1/09	3/31/10	10/1/09 - 3/31/10	Expense Ratio(1)
Actual
Investor Class (after waiver)(2)	$1,000	$1,023.70	$2.42	0.48%
Investor Class (before waiver)	$1,000	$1,023.70(3)	$2.93	0.58%
Institutional Class	$1,000	$1,024.70	$1.41	0.28%
(after waiver)(2)
Institutional Class	$1,000	$1,024.70(3)	$1.92	0.38%
(before waiver)
A Class (after waiver)(2)	$1,000	$1,022.30	$3.68	0.73%
A Class (before waiver)	$1,000	$1,022.30(3)	$4.18	0.83%
B Class (after waiver)(2)	$1,000	$1,017.70	$7.45	1.48%
B Class (before waiver)	$1,000	$1,017.70(3)	$7.95	1.58%
C Class (after waiver)(2)	$1,000	$1,018.70	$7.45	1.48%
C Class (before waiver)	$1,000	$1,018.70(3)	$7.95	1.58%
R Class (after waiver)(2)	$1,000	$1,021.20	$4.94	0.98%
R Class (before waiver)	$1,000	$1,021.20(3)	$5.44	1.08%
Hypothetical
Investor Class (after waiver)(2)	$1,000	$1,022.54	$2.42	0.48%
Investor Class (before waiver)	$1,000	$1,022.04	$2.92	0.58%
Institutional Class	$1,000	$1,023.54	$1.41	0.28%
(after waiver)(2)
Institutional Class	$1,000	$1,023.04	$1.92	0.38%
(before waiver)
A Class (after waiver)(2)	$1,000	$1,021.29	$3.68	0.73%
A Class (before waiver)	$1,000	$1,020.79	$4.18	0.83%
B Class (after waiver)(2)	$1,000	$1,017.55	$7.44	1.48%
B Class (before waiver)	$1,000	$1,017.05	$7.95	1.58%
C Class (after waiver)(2)	$1,000	$1,017.55	$7.44	1.48%
C Class (before waiver)	$1,000	$1,017.05	$7.95	1.58%
R Class (after waiver)(2)	$1,000	$1,020.04	$4.94	0.98%
R Class (before waiver)	$1,000	$1,019.55	$5.44	1.08%
(1)	Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	During the six months ended March 31, 2010, the class received a partial waiver of its management fee.
(3)	Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

10

Schedule of Investments

Inflation Protection Bond

MARCH 31, 2010
	Principal			Principal
	Amount	Value		Amount	Value
U.S. Treasury Securities — 83.7%			U.S. Treasury Inflation
			Indexed Notes,
U.S. Treasury Inflation			1.25%, 4/15/14(1)	$ 7,167,160	$ 7,415,774
Indexed Bonds,			U.S. Treasury Inflation
2.375%, 1/15/25(1)	$44,130,075	$ 46,274,532
			Indexed Notes,
U.S. Treasury Inflation			2.00%, 7/15/14(1)	14,139,465	15,055,222
Indexed Bonds,			U.S. Treasury Inflation
2.00%, 1/15/26(1)	27,621,275	27,543,604
			Indexed Notes,
U.S. Treasury Inflation			1.625%, 1/15/15(1)	17,135,631	17,920,117
Indexed Bonds,			U.S. Treasury Inflation
2.375%, 1/15/27(1)	12,104,130	12,636,518
			Indexed Notes,
U.S. Treasury Inflation			1.875%, 7/15/15(1)	14,092,353	14,929,086
Indexed Bonds,			U.S. Treasury Inflation
1.75%, 1/15/28(1)	11,506,810	10,917,086
			Indexed Notes,
U.S. Treasury Inflation			2.00%, 1/15/16(1)	18,013,875	19,136,932
Indexed Bonds,			U.S. Treasury Inflation
3.625%, 4/15/28(1)	9,986,273	12,194,957
			Indexed Notes,
U.S. Treasury Inflation			2.50%, 7/15/16(1)	11,771,444	12,876,853
Indexed Bonds,			U.S. Treasury Inflation
2.50%, 1/15/29(1)	5,927,384	6,279,785
			Indexed Notes,
U.S. Treasury Inflation			2.375%, 1/15/17(1)	14,263,855	15,423,906
Indexed Bonds,			U.S. Treasury Inflation
3.875%, 4/15/29(1)	11,678,366	14,842,479
			Indexed Notes,
U.S. Treasury Inflation			2.625%, 7/15/17(1)	6,090,038	6,701,422
Indexed Bonds,			U.S. Treasury Inflation
3.375%, 4/15/32(1)	4,779,315	5,812,096
			Indexed Notes,
U.S. Treasury Inflation			1.625%, 1/15/18	2,559,942	2,622,341
Indexed Bonds,			U.S. Treasury Inflation
2.125%, 2/15/40(1)	6,215,686	6,178,777
			Indexed Notes,
U.S. Treasury Inflation			1.375%, 7/15/18(1)	17,082,620	17,121,329
Indexed Notes,			U.S. Treasury Inflation
3.50%, 1/15/11(1)	4,980,000	5,158,971
			Indexed Notes,
U.S. Treasury Inflation			2.125%, 1/15/19(1)	11,303,712	11,924,534
Indexed Notes,			U.S. Treasury Inflation
2.375%, 4/15/11(1)	29,121,098	30,081,191
			Indexed Notes,
U.S. Treasury Inflation			1.875%, 7/15/19(1)	9,945,432	10,261,667
Indexed Notes,			U.S. Treasury Inflation
3.375%, 1/15/12(1)	9,518,574	10,193,803
			Indexed Notes,
U.S. Treasury Inflation			1.375%, 1/15/20(1)	4,609,384	4,525,120
Indexed Notes,			TOTAL U.S. TREASURY SECURITIES
2.00%, 4/15/12(1)	9,396,992	9,848,489
			(Cost $391,055,031)		399,022,349
U.S. Treasury Inflation
Indexed Notes,			Corporate Bonds — 10.2%
3.00%, 7/15/12(1)	21,222,868	22,880,904
			AEROSPACE & DEFENSE — 0.3%
U.S. Treasury Inflation			L-3 Communications Corp.,
Indexed Notes,			6.125%, 7/15/13(1)	400,000	408,000
0.625%, 4/15/13(1)	5,843,469	5,959,883
U.S. Treasury Inflation			L-3 Communications Corp.,
			5.875%, 1/15/15(1)	375,000	383,437
Indexed Notes,
1.875%, 7/15/13(1)	3,745,865	3,966,811	L-3 Communications Corp.,
			5.20%, 10/15/19(1)(2)	200,000	201,371
U.S. Treasury Inflation
Indexed Notes,			United Technologies Corp.,
2.00%, 1/15/14(1)	11,609,829	12,338,160	5.70%, 4/15/40(1)	460,000	466,894
					1,459,702

11

Inflation Protection Bond

	Principal			Principal
	Amount	Value		Amount	Value
BEVERAGES — 0.4%			PNC Funding Corp.,
Anheuser-Busch InBev			3.625%, 2/8/15(1)	$ 140,000	$ 140,994
Worldwide, Inc., 6.875%,			Westpac Banking Corp.,
11/15/19(2)	$ 530,000	$ 609,638	4.875%, 11/19/19(1)	200,000	199,034
Coca-Cola Co. (The),					917,031
3.625%, 3/15/14(1)	240,000	249,895	COMMERCIAL SERVICES & SUPPLIES — 0.1%
Coca-Cola Enterprises, Inc.,			Corrections Corp. of America,
4.25%, 3/1/15(1)	260,000	275,501	7.75%, 6/1/17(1)	400,000	420,000
Dr Pepper Snapple Group,			COMMUNICATIONS EQUIPMENT — 0.1%
Inc., 6.82%, 5/1/18(1)	450,000	514,897
			Cisco Systems, Inc.,
PepsiCo, Inc.,			5.90%, 2/15/39(1)	360,000	366,764
3.10%, 1/15/15(1)	430,000	435,044
			CONSUMER FINANCE — 0.6%
		2,084,975	Capital One Bank USA N.A.,
BIOTECHNOLOGY — 0.1%			8.80%, 7/15/19(1)	330,000	399,385
Amgen, Inc., 5.85%, 6/1/17(1)	300,000	333,025	Ford Motor Credit Co. LLC,
BUILDING PRODUCTS — 0.1%			7.50%, 8/1/12	330,000	341,890
Owens Corning,			General Electric Capital Corp.,
6.50%, 12/1/16(1)	510,000	540,178	3.75%, 11/14/14(1)	1,030,000	1,044,571
CAPITAL MARKETS — 0.5%			General Electric Capital Corp.,
Credit Suisse (New York),			6.00%, 8/7/19(1)	300,000	317,569
5.50%, 5/1/14(1)	390,000	424,877	GMAC, Inc., 8.30%,
Credit Suisse (New York),			2/12/15(1)(2)	450,000	473,625
5.30%, 8/13/19(1)	360,000	369,839	SLM Corp., 5.375%,
Credit Suisse AG,			1/15/13(1)	250,000	247,056
5.40%, 1/14/20(1)	130,000	131,263	SLM Corp., 8.00%,
Goldman Sachs			3/25/20(1)	190,000	185,326
Group, Inc. (The),					3,009,422
7.50%, 2/15/19(1)	380,000	434,983	CONTAINERS & PACKAGING — 0.2%
Goldman Sachs Group,			Ball Corp., 6.875%,
Inc. (The), 5.375%,			12/15/12(1)	750,000	757,500
3/15/20(1)	270,000	268,012
			DIVERSIFIED FINANCIAL SERVICES — 0.4%
Jefferies Group, Inc.,			Arch Western Finance
8.50%, 7/15/19(1)	80,000	88,893
			LLC, 6.75%, 7/1/13(1)	540,000	544,725
Morgan Stanley,			Bank of America Corp.,
4.20%, 11/20/14(1)	400,000	401,300
			6.50%, 8/1/16(1)	500,000	540,919
Morgan Stanley,			BP Capital Markets plc,
7.30%, 5/13/19(1)	330,000	365,202
			3.125%, 3/10/12(1)	170,000	176,187
		2,484,369	Citigroup, Inc.,
CHEMICALS — 0.2%			6.01%, 1/15/15(1)	650,000	683,520
Dow Chemical Co. (The),					1,945,351
4.85%, 8/15/12(1)	160,000	169,297
			DIVERSIFIED TELECOMMUNICATION
Dow Chemical Co. (The),			SERVICES — 0.8%
8.55%, 5/15/19(1)	360,000	436,225
			AT&T, Inc., 6.70%, 11/15/13(1)	180,000	205,542
Hexion Finance Escrow LLC/			AT&T, Inc., 6.55%, 2/15/39(1)	420,000	442,989
Hexion Escrow Corp.,
8.875%, 2/1/18(2)	200,000	198,000	British Telecommunications
		803,522	plc, 5.95%, 1/15/18(1)	250,000	257,047
COMMERCIAL BANKS — 0.2%			Cellco Partnership/Verizon
			Wireless Capital LLC,
Fifth Third Bancorp.,			8.50%, 11/15/18(1)	160,000	199,945
6.25%, 5/1/13(1)	300,000	322,858
Lloyds TSB Bank plc,
5.80%, 1/13/20(1)(2)	260,000	254,145

12

Inflation Protection Bond

	Principal			Principal
	Amount	Value		Amount	Value
Deutsche Telekom			INDUSTRIAL CONGLOMERATES — 0.1%
International Finance BV,			General Electric Co.,
6.75%, 8/20/18(1)	$ 600,000	$ 673,336	5.25%, 12/6/17(1)	$ 200,000	$ 210,059
New Communications			Icahn Enterprises
Holdings, Inc.,			LP/Icahn Enterprises
8.50%, 4/15/20(2)(3)	150,000	151,875	Finance Corp.,
Telecom Italia Capital SA,			7.75%, 1/15/16(1)(2)	200,000	193,500
6.18%, 6/18/14(1)	550,000	588,393			403,559
Telefonica Emisiones SAU,			INSURANCE — 0.3%
5.88%, 7/15/19(1)	340,000	364,807
			Allstate Corp. (The),
Windstream Corp.,			7.45%, 5/16/19	300,000	352,639
7.875%, 11/1/17(1)	830,000	821,700
			Lincoln National Corp.,
		3,705,634	6.25%, 2/15/20(1)	120,000	125,356
ELECTRIC UTILITIES — 0.2%			MetLife, Inc.,
EDF SA, 4.60%, 1/27/20(1)(2)	430,000	424,697	6.75%, 6/1/16(1)	500,000	560,754
FirstEnergy Solutions Corp.,			Prudential Financial, Inc.,
6.05%, 8/15/21(1)	320,000	321,066	7.375%, 6/15/19(1)	400,000	459,500
Niagara Mohawk Power					1,498,249
Corp., 4.88%, 8/15/19(2)	160,000	159,195	INTERNET & CATALOG RETAIL — 0.1%
		904,958	Expedia, Inc.,
ELECTRONIC EQUIPMENT, INSTRUMENTS			7.46%, 8/15/18(1)	380,000	424,650
& COMPONENTS — 0.1%			MACHINERY(4)
Jabil Circuit, Inc.,			Deere & Co.,
7.75%, 7/15/16(1)	470,000	497,025	5.375%, 10/16/29(1)	250,000	249,995
ENERGY EQUIPMENT & SERVICES — 0.1%			MEDIA — 1.3%
Pride International, Inc.,			Comcast Corp.,
8.50%, 6/15/19(1)	400,000	454,000	5.90%, 3/15/16(1)	250,000	273,414
FOOD & STAPLES RETAILING — 0.1%			DirecTV Holdings LLC,
CVS Caremark Corp.,			3.55%, 3/15/15(1)(2)	400,000	393,985
6.60%, 3/15/19(1)	250,000	279,983	DirecTV Holdings LLC/
Wal-Mart Stores, Inc.,			DirecTV Financing Co., Inc.,
2.875%, 4/1/15(3)	280,000	280,110	4.75%, 10/1/14(1)(2)	500,000	523,565
		560,093	Interpublic Group of Cos.,
FOOD PRODUCTS — 0.2%			Inc. (The),
			10.00%, 7/15/17(1)	600,000	681,750
Kraft Foods, Inc.,
6.50%, 2/9/40(1)	650,000	675,841	News America, Inc.,
			6.90%, 8/15/39(1)	310,000	339,530
Mead Johnson Nutrition
Co., 5.90%, 11/1/39(1)(2)	170,000	166,157	Omnicom Group, Inc.,
			5.90%, 4/15/16(1)	450,000	487,382
		841,998
			Time Warner Cable, Inc.,
HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%			5.40%, 7/2/12(1)	500,000	537,036
Boston Scientific Corp.,			Time Warner Cable, Inc.,
4.50%, 1/15/15(1)	330,000	316,596
			8.25%, 2/14/14(1)	120,000	140,918
HEALTH CARE PROVIDERS & SERVICES — 0.3%			Time Warner Cable, Inc.,
HCA, Inc.,			6.75%, 7/1/18(1)	600,000	671,491
7.875%, 2/15/20(1)(2)	600,000	629,625
			Time Warner, Inc.,
HCA, Inc.,			6.875%, 5/1/12(1)	400,000	440,197
7.69%, 6/15/25(1)	100,000	93,000
			Time Warner, Inc.,
Medco Health Solutions,			4.875%, 3/15/20(1)	450,000	440,519
Inc., 6.125%, 3/15/13(1)	712,000	781,579
			Viacom, Inc., 6.25%,
		1,504,204	4/30/16(1)	600,000	663,661

13

Inflation Protection Bond

	Principal			Principal
	Amount	Value		Amount	Value
Virgin Media Finance plc,			Kinder Morgan Energy
9.50%, 8/15/16(1)	$ 200,000	$ 219,500	Partners LP, 6.75%,
Virgin Media Secured			3/15/11(1)	$ 450,000	$ 472,908
Finance plc,			Magellan Midstream
6.50%, 1/15/18(1)(2)	400,000	403,000	Partners LP, 6.55%,
WMG Acquisition Corp.,			7/15/19(1)	270,000	299,568
9.50%, 6/15/16(2)	200,000	214,750	Motiva Enterprises LLC,
		6,430,698	5.75%, 1/15/20(1)(2)	340,000	356,578
METALS & MINING — 0.6%			Petroleos Mexicanos,
			6.00%, 3/5/20(1)(2)	250,000	257,500
Anglo American Capital
plc, 9.375%, 4/8/19(1)(2)	300,000	382,729	SandRidge Energy, Inc.,
			8.75%, 1/15/20(1)(2)	250,000	245,000
ArcelorMittal,
9.85%, 6/1/19(1)	530,000	674,709	Shell International Finance
			BV, 4.30%, 9/22/19(1)	390,000	385,279
Freeport-McMoRan
Copper & Gold, Inc.,			Talisman Energy, Inc.,
8.375%, 4/1/17(1)	350,000	389,897	7.75%, 6/1/19(1)	200,000	238,714
Newmont Mining Corp.,			Williams Partners LP,
6.25%, 10/1/39(1)	300,000	300,998	5.25%, 3/15/20(1)(2)	180,000	180,713
Rio Tinto Finance USA			XTO Energy, Inc.,
Ltd., 5.875%, 7/15/13(1)	450,000	494,964	6.50%, 12/15/18(1)	200,000	231,221
Teck Resources Ltd.,					4,194,627
10.75%, 5/15/19(1)	400,000	492,000	PAPER & FOREST PRODUCTS — 0.2%
		2,735,297	Georgia-Pacific LLC,
MULTILINE RETAIL — 0.1%			8.875%, 5/15/31(1)	300,000	327,000
Macy’s Retail Holdings,			International Paper Co.,
Inc., 5.90%, 12/1/16(1)	370,000	370,925	9.375%, 5/15/19(1)	370,000	463,283
MULTI-UTILITIES — 0.4%			International Paper Co.,
			7.30%, 11/15/39(1)	300,000	321,606
CMS Energy Corp.,
8.75%, 6/15/19(1)	410,000	464,977			1,111,889
Dominion Resources,			PHARMACEUTICALS — 0.3%
Inc., 6.40%, 6/15/18(1)	420,000	468,712	Pfizer, Inc., 6.20%, 3/15/19(1)	420,000	475,210
Pacific Gas & Electric			Roche Holdings, Inc.,
Co., 6.25%, 12/1/13(1)	180,000	203,370	6.00%, 3/1/19(1)(2)	370,000	409,610
Pacific Gas & Electric			Watson Pharmaceuticals, Inc.,
Co., 5.80%, 3/1/37	280,000	278,773	5.00%, 8/15/14(1)	500,000	521,113
PG&E Corp.,			Watson Pharmaceuticals, Inc.,
5.75%, 4/1/14(1)	120,000	131,192	6.125%, 8/15/19(1)	100,000	105,301
Sempra Energy,					1,511,234
6.50%, 6/1/16(1)	130,000	145,405	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
		1,692,429	Digital Realty Trust LP,
OFFICE ELECTRONICS — 0.1%			5.875%, 2/1/20(1)(2)	350,000	342,870
Xerox Corp., 5.625%,			ProLogis, 7.375%, 10/30/19(1)	160,000	164,524
12/15/19(1)	500,000	514,901
			Simon Property Group
OIL, GAS & CONSUMABLE FUELS — 0.9%			LP, 5.75%, 12/1/15(1)	400,000	423,532
Enterprise Products					930,926
Operating LLC,			ROAD & RAIL — 0.1%
4.60%, 8/1/12(1)	640,000	675,468
			CSX Corp., 7.375%, 2/1/19(1)	340,000	396,856
Enterprise Products
Operating LLC,			SEMICONDUCTORS
6.30%, 9/15/17(1)	450,000	494,897	& SEMICONDUCTOR EQUIPMENT(4)
Kerr-McGee Corp.,			Analog Devices, Inc.,
6.95%, 7/1/24(1)	320,000	356,781	5.00%, 7/1/14(1)	180,000	190,281

14

Inflation Protection Bond

	Principal			Principal
	Amount	Value		Amount	Value
SPECIALTY RETAIL — 0.1%			Asset-Backed Securities(6) — 0.8%
Ltd. Brands, Inc.,
6.90%, 7/15/17(1)	$ 430,000	$ 440,750	CenterPoint Energy
			Transition Bond Co. LLC,
TOBACCO — 0.1%			Series 2009-1, Class A1
Altria Group, Inc.,			SEQ, 1.83%, 2/15/16	$ 1,500,000	$ 1,504,269
9.25%, 8/6/19(1)	380,000	462,506
			Entergy Texas
WIRELESS TELECOMMUNICATION SERVICES — 0.2%			Restoration Funding LLC,
America Movil SAB de CV,			Series 2009 A, Class A1
5.00%, 3/30/20(1)(2)	170,000	168,447	SEQ, 2.12%, 2/1/16(1)	2,000,000	2,021,549
American Tower Corp.,			Public Service New
7.25%, 5/15/19(1)(2)	600,000	678,000	Hampshire Funding LLC,
SBA Telecommunications,			Series 2001-1, Class A3
Inc., 8.25%, 8/15/19(1)(2)	300,000	321,000	SEQ, 6.48%, 5/1/15(1)	262,197	284,968
		1,167,447	TOTAL ASSET-BACKED SECURITIES
			(Cost $3,770,171)		3,810,786
TOTAL CORPORATE BONDS
(Cost $46,441,929)		48,633,566	Commercial Mortgage-Backed
Collateralized Mortgage			Securities(6) — 0.6%
Obligations(6) — 1.0%			Credit Suisse Mortgage
			Capital Certificates, Series
Bear Stearns Adjustable			2007 TF2A, Class A1, VRN,
Rate Mortgage Trust, Series			0.41%, 4/15/10, resets
2004-10, Class 12A3, VRN,			monthly off the 1-month
3.36%, 4/1/10(1)	1,013,019	855,052	LIBOR plus 0.18% with
Bear Stearns Adjustable			no caps(1)(2)	468,581	401,683
Rate Mortgage Trust, Series			GS Mortgage Securities
2004-12, Class 2A1, VRN,			Corp. II, Series 2004
3.23%, 4/1/10(1)	1,014,235	856,123	GG2, Class A4 SEQ,
Chase Mortgage Finance			4.96%, 8/10/38(1)	1,400,000	1,440,427
Corp., Series 2005 A1,			LB-UBS Commercial
Class 2A2 SEQ, VRN,			Mortgage Trust, Series
5.23%, 4/1/10(1)	716,378	647,988	2005 C2, Class A2 SEQ,
Countrywide Home Loan			4.82%, 4/15/30(1)	716,315	716,628
Mortgage Pass-Through			Lehman Brothers Floating
Trust, Series 2004-22,			Rate Commercial Mortgage
Class A3, VRN,			Trust, Series 2007 LLFA,
3.51%, 4/1/10(1)	1,008,089	855,674	Class A1, VRN, 0.53%,
J.P. Morgan Mortgage Trust,			4/15/10, resets monthly off
Series 2005 A6, Class 7A1,			the 1-month LIBOR plus
VRN, 4.96%, 4/1/10(1)	841,505	711,745	0.30% with no caps(1)(2)	371,972	344,205
Wells Fargo Mortgage Backed			TOTAL COMMERCIAL
Securities Trust, Series 2005-			MORTGAGE-BACKED SECURITIES
5, Class 1A1, 5.00%, 5/25/20	1,013,958	999,733	(Cost $2,962,066)		2,902,943
TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS			U.S. Government Agency Securities — 0.5%
(Cost $4,798,009)		4,926,315	FNMA, 5.625%, 7/15/37(1)
			(Cost $2,206,251)	2,100,000	2,204,586

15

Inflation Protection Bond

		Principal			Principal
		Amount	Value		Amount/
					Shares	Value
Short-Term Investments — 0.3%
Government of Canada				Temporary Cash Investments — 2.0%
Treasury Bill,				BNP Paribas Finance, Inc.,
0.29%, 4/1/10(5)				0.08%, 4/1/10(5)	$ 9,600,000	$ 9,600,000
(Cost $1,260,225)	CAD	1,340,000	$ 1,319,339	JPMorgan U.S. Treasury
				Plus Money Market Fund
Sovereign Governments				Agency Shares(1)	68,639	68,639
& Agencies — 0.2%				TOTAL TEMPORARY
Government of Norway,				CASH INVESTMENTS
6.00%, 5/16/11				(Cost $9,668,639)		9,668,639
(Cost $765,015)	NOK	4,170,000	730,054	TOTAL INVESTMENT
				SECURITIES — 99.3%
Municipal Securities(4).				(Cost $463,110,450)		473,427,299
California GO, (Building				OTHER ASSETS
Bonds), 7.55%, 4/1/39(1)				AND LIABILITIES — 0.7%		3,409,539
(Cost $183,114)		$ 200,000	208,722	TOTAL NET ASSETS — 100.0%		$476,836,838

Futures Contracts
Underlying Face	Unrealized
Contracts Purchased	Expiration Date	Amount at Value	Gain (Loss)
84	U.S. Long Bond	June 2010	$9,754,500	$(12,124)

Underlying Face	Unrealized
Contracts Sold	Expiration Date	Amount at Value	Gain (Loss)
266	U.S. Treasury 2-Year Notes	June 2010	$57,709,531	$1,092

Swap Agreements
Notional Amount	Description of Agreement	Premiums Paid (Received)	Value
CREDIT DEFAULT - SELL PROTECTION
$ 870,000	Receive quarterly a fixed rate equal to 5.00%	$(140,360)	$ 16,117
per annum multiplied by the notional amount
and pay Barclays Bank plc upon each default
event of one of the issues of CDX North America
High Yield 11 Index, par value of the proportional
notional amount. Expires December 2013.*
TOTAL RETURN
800,000	Pay a fixed rate equal to 1.13 multiplied by the	—	(19,188)
notional amount and receive the return of the
U.S. CPI Urban Consumers NSA Index upon the
termination date with Barclays Bank plc. Expires
January 2012.
6,800,000	Pay a fixed rate equal to 0.08 multiplied by the	—	(115,069)
notional amount and receive the return of the
U.S. CPI Urban Consumers NSA Index upon
the termination date with UBS AG. Expires
November 2013.
17,000,000	Pay a fixed rate equal to 0.12 multiplied by the	—	(248,626)
notional amount and receive the return of the
U.S. CPI Urban Consumers NSA Index upon the
termination date with Bank of America N.A.
Expires January 2015.

16

Inflation Protection Bond

Notional Amount	Description of Agreement	Premiums Paid (Received)	Value
$ 1,000,000	Pay a fixed rate equal to 1.31 multiplied by the	—	$ (43,722)
	notional amount and receive the return of the
	U.S. CPI Urban Consumers NSA Index upon the
	termination date with Barclays Bank plc.
	Expires April 2017.
5,000,000	Pay a fixed rate equal to 1.31 multiplied by the	—	(263,447)
	notional amount and receive the return of the
	U.S. CPI Urban Consumers NSA Index upon the
	termination date with Barclays Bank plc.
	Expires April 2018.
1,800,000	Pay a fixed rate equal to 0.25 multiplied by the	—	(3,587)
	notional amount and receive the return of the
	U.S. CPI Urban Consumers NSA Index upon the
	termination date with Bank of America N.A.
	Expires March 2019.
18,000,000	Pay a fixed rate equal to 0.30 multiplied by the	—	(214,989)
	notional amount and receive the return of the
	U.S. CPI Urban Consumers NSA Index upon the
	termination date with Bank of America N.A.
	Expires December 2019.
2,200,000	Pay a fixed rate equal to 0.30 multiplied by the	—	(19,866)
	notional amount and receive the return of the
	U.S. CPI Urban Consumers NSA Index upon the
	termination date with Bank of America N.A.
	Expires February 2020.
5,000,000	Pay a fixed rate equal to 0.30 multiplied by the	—	(31,649)
	notional amount and receive the return of the
	U.S. CPI Urban Consumers NSA Index upon the
	termination date with Bank of America N.A.
	Expires March 2020.
1,000,000	Pay a fixed rate equal to 0.30 multiplied by the	—	(7,605)
	notional amount and receive the return of the
	U.S. CPI Urban Consumers NSA Index upon the
	termination date with Bank of America N.A.
	Expires March 2020.
1,900,000	Pay a fixed rate equal to 1.77 multiplied by the	—	(54,866)
	notional amount and receive the return of the
	U.S. CPI Urban Consumers NSA Index upon the
	termination date with Barclays Bank plc.
	Expires December 2027.
6,700,000	Pay a fixed rate equal to 0.81 multiplied by the	—	(149,587)
	notional amount and receive the return of the
	U.S. CPI Urban Consumers NSA Index upon the
	termination date with Bank of America N.A.
	Expires February 2030.
		—	(1,172,201)
		$(140,360)	$(1,156,084)

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

17

Inflation Protection Bond

Notes to Schedule of Investments
CAD = Canadian Dollar
CDX = Credit Derivative Indexes
CPI = Consumer Price Index
FNMA = Federal National Mortgage Association
GMAC = General Motors Acceptance Corporation
GO = General Obligation
LB-UBS = Lehman Brothers, Inc. — UBS AG
LIBOR = London Interbank Offered Rate
NOK = Norwegian Krone
NSA = Not Seasonally Adjusted
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SEQ = Sequential Payer
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1) Security, or a portion thereof, has been segregated for when-issued securities, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $69,939,000.
(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was
$9,085,463, which represented 1.9% of total net assets.
(3) When-issued security.
(4) Category is less than 0.05% of total net assets.
(5) The rate indicated is the yield to maturity at purchase.
(6) Final maturity indicated, unless otherwise noted.

Industry classifications are unaudited.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

MARCH 31, 2010
Assets
Investment securities, at value (cost of $463,110,450)	$473,427,299
Foreign currency holdings, at value (cost of $1,620,781)	1,620,781
Receivable for capital shares sold	1,836,035
Receivable for variation margin on futures contracts	29,490
Swap agreements, at value (including premiums paid (received) of $(140,360))	16,117
Interest receivable	3,142,181
480,071,903

Liabilities
Payable for investments purchased	527,003
Payable for capital shares redeemed	1,160,601
Payable for variation margin on futures contracts	38,369
Accrued management fees	188,496
Distribution fees payable	73,928
Service fees (and distribution fees – A Class and R Class) payable	74,467
Swap agreements, at value	1,172,201
3,235,065

Net Assets	$476,836,838

See Notes to Financial Statements.

19

MARCH 31, 2010
Net Assets Consist of:
Capital paid in	$464,291,476
Undistributed net investment income	4,801,311
Accumulated net realized loss on investment and foreign currency transactions	(1,544,712)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	9,288,763
$476,836,838

Investor Class
Net assets	$111,326,668
Shares outstanding	10,780,985
Net asset value per share	$10.33

Institutional Class
Net assets	$22,633,441
Shares outstanding	2,182,464
Net asset value per share	$10.37

A Class
Net assets	$216,173,792
Shares outstanding	21,052,172
Net asset value per share	$10.27
Maximum offering price (net asset value divided by 0.955)	$10.75

B Class
Net assets	$7,031,810
Shares outstanding	689,188
Net asset value per share	$10.20

C Class
Net assets	$110,123,149
Shares outstanding	10,788,505
Net asset value per share	$10.21

R Class
Net assets	$9,547,978
Shares outstanding	908,884
Net asset value per share	$10.51

See Notes to Financial Statements.

20

Statement of Operations

YEAR ENDED MARCH 31, 2010
Investment Income (Loss)
Income:
Interest	$13,179,048

Expenses:
Management fees	1,935,314
Distribution fees:
B Class	48,100
C Class	554,286
Service fees:
B Class	16,033
C Class	184,762
Distribution and service fees:
A Class	438,278
R Class	22,284
Trustees’ fees and expenses	12,198
Other expenses	18
3,211,273
Fees waived	(248,278)
2,962,995

Net investment income (loss)	10,216,053

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,849,708
Futures contract transactions	(336,227)
Swap agreement transactions	11,307
Foreign currency transactions	(133,030)
2,391,758

Change in net unrealized appreciation (depreciation) on:
Investments	6,551,483
Futures contracts	106,944
Swap agreements	(205,904)
Translation of assets and liabilities in foreign currencies	(1,330)
6,451,193

Net realized and unrealized gain (loss)	8,842,951

Net Increase (Decrease) in Net Assets Resulting from Operations	$19,059,004

See Notes to Financial Statements.

21

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2010 AND MARCH 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 10,216,053	$ 950,546
Net realized gain (loss)	2,391,758	(3,653,244)
Change in net unrealized appreciation (depreciation)	6,451,193	(1,010,737)
Net increase (decrease) in net assets resulting from operations	19,059,004	(3,713,435)

Distributions to Shareholders
From net investment income:
Investor Class	(1,286,467)	(907,844)
Institutional Class	(253,684)	(20,148)
A Class	(2,726,427)	(2,603,324)
B Class	(41,683)	(95,117)
C Class	(545,422)	(637,552)
R Class	(67,548)	(11,720)
From net realized gains:
Investor Class	—	(24,464)
Institutional Class	—	(543)
A Class	—	(70,153)
B Class	—	(2,563)
C Class	—	(17,181)
R Class	—	(316)
From return of capital:
Investor Class	—	(280,115)
Institutional Class	—	(6,217)
A Class	—	(803,252)
B Class	—	(29,348)
C Class	—	(196,716)
R Class	—	(3,616)
Decrease in net assets from distributions	(4,921,231)	(5,710,189)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	269,724,588	83,469,343

Net increase (decrease) in net assets	283,862,361	74,045,719

Net Assets
Beginning of period	192,974,477	118,928,758
End of period	$476,836,838	$192,974,477

Accumulated undistributed net investment income (loss)	$4,801,311	$(439,947)

See Notes to Financial Statements.

22

Notes to Financial Statements

MARCH 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Inflation Protection Bond Fund (the fund) is one fund in a series issued by the trust. The fund is nondiversified under the 1940 Act. The fund’s investment objective is to seek total return and protection against U.S. inflation. The fund invests primarily in inflation-linked debt securities. These securities include inflation-linked securities issued by the U.S. Treasury, by U.S. government agencies and instrumentalities, and by entities other than the U.S. Treasury or U.S. government agencies and instrumentalities. The following is a summary of the fund’s significant accounting policies.

Multiple Class — The fund is authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, and the R Class. The A Class may incur an initial sales charge. The A Class, B Class, and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Investments in open-end management investment companies are valued at the reported net asset value. Securities traded on foreign securities exchanges and over-the counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

23

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2007. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

24

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2625% to 0.3800% and the rates for the Complex Fee (Investor Class, A Class, B Class, C Class, and R Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. Effective August 1, 2009, the investment advisor voluntarily agreed to waive 0.096% of its management fee. The total amount of the waiver for each class of the fund for the year ended March 31, 2010, was $50,696, $8,279, $124,773, $4,425, $56,379 and $3,726 for the Investor Class, Institutional Class, A Class, B Class, C Class and R Class, respectively. The investment advisor expects this fee waiver to continue through July 31, 2010 and cannot terminate it without consulting the Board of Trustees.

The effective annual management fee for each class of the fund for the year ended March 31, 2010, was as follows:

	Investor	Institutional	A	B	C	R
Before Waiver	0.58%	0.38%	0.58%	0.58%	0.58%	0.58%
After Waiver	0.51%	0.30%	0.51%	0.51%	0.51%	0.50%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2010, are detailed in the Statement of Operations.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

25

3. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2010, totaled $336,273,264, of which $274,213,391 represented U.S. Treasury and Government Agency obligations. Sales of investment securities, excluding short-term investments, for the year ended March 31, 2010, totaled $77,341,602, of which $58,285,628 represented U.S. Treasury and Government Agency obligations.

4. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2010		Year ended March 31, 2009
	Shares	Amount	Shares	Amount
Investor Class
Sold	8,941,587	$ 91,384,437	4,390,083	$ 43,435,276
Issued in reinvestment of distributions	100,772	1,037,954	81,899	814,836
Redeemed	(2,225,617)	(22,663,226)	(2,604,420)	(25,061,814)
	6,816,742	69,759,165	1,867,562	19,188,298
Institutional Class
Sold	2,120,078	21,865,342	269,384	2,566,345
Issued in reinvestment of distributions	18,167	187,842	2,695	26,908
Redeemed	(209,402)	(2,160,081)	(62,210)	(604,451)
	1,928,843	19,893,103	209,869	1,988,802
A Class
Sold	14,820,744	148,901,655	9,095,653	88,913,570
Issued in reinvestment of distributions	222,453	2,280,143	328,908	3,261,792
Redeemed	(5,413,413)	(54,817,778)	(4,940,405)	(46,776,740)
	9,629,784	96,364,020	4,484,156	45,398,622
B Class
Sold	304,506	3,012,694	269,661	2,653,779
Issued in reinvestment of distributions	2,296	23,417	7,978	78,937
Redeemed	(102,959)	(1,033,519)	(63,806)	(603,080)
	203,843	2,002,592	213,833	2,129,636
C Class
Sold	8,462,726	84,580,266	2,446,142	23,830,891
Issued in reinvestment of distributions	33,460	341,622	46,698	462,067
Redeemed	(1,146,765)	(11,557,923)	(1,068,805)	(10,312,170)
	7,349,421	73,363,965	1,424,035	13,980,788
R Class
Sold	927,050	9,627,504	112,778	1,133,029
Issued in reinvestment of distributions	6,439	67,548	1,541	15,652
Redeemed	(130,475)	(1,353,309)	(36,489)	(365,484)
	803,014	8,341,743	77,830	783,197
Net increase (decrease)	26,731,647	$269,724,588	8,277,285	$83,469,343

26

5. Fair Value Measurements

The fund’s security valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of March 31, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
U.S. Treasury Securities	—	$399,022,349	—
Corporate Bonds	—	48,633,566	—
Collateralized Mortgage Obligations	—	4,926,315	—
Asset-Backed Securities	—	3,810,786	—
Commercial Mortgage-Backed Securities	—	2,902,943	—
U.S. Government Agency Securities	—	2,204,586	—
Short-Term Investments	—	1,319,339	—
Sovereign Governments & Agencies	—	730,054	—
Municipal Securities	—	208,722	—
Temporary Cash Investments	$68,639	9,600,000	—
Total Value of Investment Securities	$68,639	$473,358,660	—

Other Financial Instruments
Futures Contracts	$(11,032)	—	—
Swap Agreements	—	$(1,015,724)	—
Total Unrealized Gain (Loss) on
Other Financial Instruments	$(11,032)	$(1,015,724)	—

6. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/ seller of credit protection against a security or basket of securities may pay/receive an

27

up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The other contracts derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

28

Value of Derivative Instruments as of March 31, 2010

	Asset Derivatives		Liability Derivatives
	Location on Statement		Location on Statement
Type of Derivative	of Assets and Liabilities	Value	of Assets and Liabilities	Value
Credit Risk	Swap agreements	$ 16,117	Swap agreements	—

Interest Rate Risk	Receivable for variation	29,490	Payable for variation margin	$ 38,369
	margin on futures contracts		on futures contracts
Other Contracts	Swap agreements	—	Swap agreements	1,172,201
		$45,607		$1,210,570

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010

Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
	Location on Statement		Location on Statement
Type of Derivative	of Operations	Value	of Operations	Value
Credit Risk	Net realized gain (loss)	$ 11,307	Change in net unrealized	$ 243,636
	on swap agreement		appreciation (depreciation)
	transactions		on swap agreements
Interest Rate Risk	Net realized gain (loss) on	(336,227)	Change in net unrealized	106,944
	futures contract transactions		appreciation (depreciation)
on futures contracts
Other Contracts	Net realized gain (loss) on	—	Change in net unrealized	(449,540)
	swap agreement transactions		appreciation (depreciation)
on swap agreements
		$(324,920)		$ (98,960)

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended March 31, 2010, the fund did not utilize the program.

29

8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$4,921,231	$4,275,705
Long-term capital gains	—	$115,220
Return of capital	—	$1,319,264

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$464,863,397
Gross tax appreciation of investments	$9,243,125
Gross tax depreciation of investments	(679,223)
Net tax appreciation (depreciation) of investments	$8,563,902
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in
foreign currencies	$(1,018,504)
Net tax appreciation (depreciation)	$7,545,398
Undistributed ordinary income	$4,802,761
Accumulated long-term gains	$197,203

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and straddle positions, and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

30

9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Trustees approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On April 1, 2010, the Board of Trustees approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval at a Special Meeting of Shareholders to be held on June 16, 2010.

10. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

31

Financial Highlights

Inflation Protection Bond

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.86	$10.48	$9.57	$9.47	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.34(2)	0.07(2)	0.49(2)	0.33(2)	0.33
Net Realized and Unrealized Gain (Loss)	0.29	(0.29)	0.88	0.08	(0.53)
Total From Investment Operations	0.63	(0.22)	1.37	0.41	(0.20)
Distributions
From Net Investment Income	(0.16)	(0.30)	(0.46)	(0.31)	(0.33)
From Net Realized Gains	—	(0.01)	—	—	—
From Return of Capital	—	(0.09)	—	—(3)	—
Total Distributions	(0.16)	(0.40)	(0.46)	(0.31)	(0.33)
Net Asset Value, End of Period	$10.33	$9.86	$10.48	$9.57	$9.47

Total Return(4)	6.42%	(2.13)%	14.87%	4.46%	(2.09)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.51%(5)	0.59%	0.59%	0.59%	0.59%(6)
Ratio of Operating Expenses to
Average Net Assets (Before
Expense Waiver)	0.58%	0.59%	0.59%	0.59%	0.59%(6)
Ratio of Net Investment Income (Loss)
to Average Net Assets	3.39%(5)	0.97%	4.95%	3.26%	3.97%(6)
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	3.32%	0.97%	4.95%	3.26%	3.97%(6)
Portfolio Turnover Rate	24%	37%	31%	52%	51%
Net Assets, End of Period (in thousands)	$111,327	$39,101	$21,968	$596	$375
(1)	May 31, 2005 (fund inception) through March 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.
(6) Annualized.

See Notes to Financial Statements.

32

Inflation Protection Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.90	$10.51	$9.57	$9.47	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.34(2)	(0.20)(2)	0.49(2)	0.35(2)	0.34
Net Realized and Unrealized Gain (Loss)	0.31	—(3)	0.93	0.11	(0.53)
Total From Investment Operations	0.65	(0.20)	1.42	0.46	(0.19)
Distributions
From Net Investment Income	(0.18)	(0.31)	(0.48)	(0.36)	(0.34)
From Net Realized Gains	—	(0.01)	—	—	—
From Return of Capital	—	(0.09)	—	—	—
Total Distributions	(0.18)	(0.41)	(0.48)	(0.36)	(0.34)
Net Asset Value, End of Period	$10.37	$9.90	$10.51	$9.57	$9.47

Total Return(4)	6.61%	(1.93)%	15.43%	4.81%	(1.97)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.30%(5)	0.39%	0.39%	0.39%	0.39%(6)
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	0.38%	0.39%	0.39%	0.39%	0.39%(6)
Ratio of Net Investment Income (Loss)
to Average Net Assets	3.60%(5)	1.17%	5.15%	3.46%	4.17%(6)
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	3.52%	1.17%	5.15%	3.46%	4.17%(6)
Portfolio Turnover Rate	24%	37%	31%	52%	51%
Net Assets, End of Period (in thousands)	$22,633	$2,512	$460	$43	$38
(1)	May 31, 2005 (fund inception) through March 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3) Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.
(6) Annualized.

See Notes to Financial Statements.

33

Inflation Protection Bond

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.81	$10.43	$9.52	$9.45	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.33(2)	0.08(2)	0.46(2)	0.28(2)	0.33
Net Realized and Unrealized Gain (Loss)	0.27	(0.31)	0.89	0.11	(0.55)
Total From Investment Operations	0.60	(0.23)	1.35	0.39	(0.22)
Distributions
From Net Investment Income	(0.14)	(0.29)	(0.44)	(0.30)	(0.33)
From Net Realized Gains	—	(0.01)	—	—	—
From Return of Capital	—	(0.09)	—	(0.02)	—
Total Distributions	(0.14)	(0.39)	(0.44)	(0.32)	(0.33)
Net Asset Value, End of Period	$10.27	$9.81	$10.43	$9.52	$9.45

Total Return(3)	6.08%	(2.27)%	14.66%	4.25%	(2.35)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	0.76%(4)	0.84%	0.84%	0.84%	0.84%(5)
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	0.83%	0.84%	0.84%	0.84%	0.84%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	3.14%(4)	0.72%	4.70%	3.01%	3.72%(5)
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	3.07%	0.72%	4.70%	3.01%	3.72%(5)
Portfolio Turnover Rate	24%	37%	31%	52%	51%
Net Assets, End of Period (in thousands)	$216,174	$112,039	$72,397	$12,402	$8,164
(1)	May 31, 2005 (fund inception) through March 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.
(5) Annualized.

See Notes to Financial Statements.

34

Inflation Protection Bond

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.75	$10.41	$9.50	$9.45	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.25(2)	(0.04)(2)	0.41(2)	0.21(2)	0.27
Net Realized and Unrealized Gain (Loss)	0.26	(0.27)	0.86	0.11	(0.55)
Total From Investment Operations	0.51	(0.31)	1.27	0.32	(0.28)
Distributions
From Net Investment Income	(0.06)	(0.26)	(0.36)	(0.23)	(0.27)
From Net Realized Gains	—	(0.01)	—	—	—
From Return of Capital	—	(0.08)	—	(0.04)	—
Total Distributions	(0.06)	(0.35)	(0.36)	(0.27)	(0.27)
Net Asset Value, End of Period	$10.20	$9.75	$10.41	$9.50	$9.45

Total Return(3)	5.21%	(3.04)%	13.86%	3.41%	(2.87)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.51%(4)	1.59%	1.59%	1.59%	1.59%(5)
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	1.58%	1.59%	1.59%	1.59%	1.59%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.39%(4)	(0.03)%	3.95%	2.26%	2.97%(5)
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	2.32%	(0.03)%	3.95%	2.26%	2.97%(5)
Portfolio Turnover Rate	24%	37%	31%	52%	51%
Net Assets, End of Period (in thousands)	$7,032	$4,731	$2,826	$1,132	$830
(1)	May 31, 2005 (fund inception) through March 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.
(5) Annualized.

See Notes to Financial Statements.

35

Inflation Protection Bond

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$9.75	$10.41	$9.49	$9.44	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.23(2)	0.02(2)	0.41(2)	0.21(2)	0.27
Net Realized and Unrealized Gain (Loss)	0.29	(0.33)	0.87	0.12	(0.56)
Total From Investment Operations	0.52	(0.31)	1.28	0.33	(0.29)
Distributions
From Net Investment Income	(0.06)	(0.26)	(0.36)	(0.23)	(0.27)
From Net Realized Gains	—	(0.01)	—	—	—
From Return of Capital	—	(0.08)	—	(0.05)	—
Total Distributions	(0.06)	(0.35)	(0.36)	(0.28)	(0.27)
Net Asset Value, End of Period	$10.21	$9.75	$10.41	$9.49	$9.44

Total Return(3)	5.32%	(3.04)%	13.98%	3.54%	(2.95)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.51%(4)	1.59%	1.59%	1.59%	1.59%(5)
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	1.58%	1.59%	1.59%	1.59%	1.59%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.39%(4)	(0.03)%	3.95%	2.26%	2.97%(5)
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	2.32%	(0.03)%	3.95%	2.26%	2.97%(5)
Portfolio Turnover Rate	24%	37%	31%	52%	51%
Net Assets, End of Period (in thousands)	$110,123	$33,530	$20,978	$6,682	$5,215
(1)	May 31, 2005 (fund inception) through March 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.
(5) Annualized.

See Notes to Financial Statements.

36

Inflation Protection Bond

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008	2007	2006(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.03	$10.68	$9.74	$9.46	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.27(2)	(0.01)(2)	0.46(2)	0.15(2)	0.30
Net Realized and Unrealized Gain (Loss)	0.32	(0.26)	0.90	0.23	(0.54)
Total From Investment Operations	0.59	(0.27)	1.36	0.38	(0.24)
Distributions
From Net Investment Income	(0.11)	(0.28)	(0.42)	(0.10)	(0.30)
From Net Realized Gains	—	(0.01)	—	—	—
From Return of Capital	—	(0.09)	—	—	—
Total Distributions	(0.11)	(0.38)	(0.42)	(0.10)	(0.30)
Net Asset Value, End of Period	$10.51	$10.03	$10.68	$9.74	$9.46

Total Return(3)	5.89%	(2.62)%	14.47%	4.03%	(2.48)%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.00%(4)	1.09%	1.09%	1.09%	1.09%(5)
Ratio of Operating Expenses to Average
Net Assets (Before Expense Waiver)	1.08%	1.09%	1.09%	1.09%	1.09%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.90%(4)	0.47%	4.45%	2.76%	3.47%(5)
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	2.82%	0.47%	4.45%	2.76%	3.47%(5)
Portfolio Turnover Rate	24%	37%	31%	52%	51%
Net Assets, End of Period (in thousands)	$9,548	$1,062	$299	$123	$26
(1)	May 31, 2005 (fund inception) through March 31, 2006.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.
(5) Annualized.

See Notes to Financial Statements.

37

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust
and Shareholders of the Inflation Protection Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Inflation Protection Bond Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2010

38

Management

The Board of Trustees

The individuals listed below serve as trustees of the fund. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Trustees
John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Trustee
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis
Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB,
Stanford Law School; formerly, partner and founder, Ware and Freidenrich Law
Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Trustee and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and
Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of
Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School;
formerly, attorney, Steinhart, Goldberg, Feigenbaum & Ladar

39

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Trustee
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors
(investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Economics, University of British Columbia;
MA in Economics, University of Chicago; PhD in Business, Stanford University;
formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief
Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President,
Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange,
Chicago Mercantile Exchange and Columbia University; formerly, faculty member,
Graduate School of Business, Columbia University and Alfred P. Sloan School of
Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Intraware, Inc. (2003 to 2009); Digital Impact, Inc.
(2003 to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly,
Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.;
formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Trustee
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset
Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Dimensional Fund Advisors (investment advisor);
CME Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario);
MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the
Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of
Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

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John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University
(1973 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Cadence Design Systems; Exponent; Financial Engines;
PalmSource, Inc. (2002 to 2005); Watson Wyatt Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in
Economics, Yale University; Director of the Stanford Institute for Economic Policy
Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Jeanne D. Wohlers
Year of Birth: 1945
Position(s) with the Fund: Trustee
Length of Time Served: Since 1984
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Mathematics, Skidmore College; MBA,
Columbia University; Chartered Financial Analyst (CFA); formerly, Vice President,
Chief Financial Officer and Secretary, Sybase, Inc.; prior experience as an investment officer and investment analyst

Interested Trustee
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Trustee and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President,
ACIM; Director, ACIM and other ACC subsidiaries. Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to
November 2005)
Number of Funds in Fund Complex Overseen by Trustee: 104
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

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Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S.	Trustee and	President and Chief Executive Officer, ACC (March 2007 to present); Chief
Thomas	President	Administrative Officer, ACC (February 2006 to March 2007); Executive
(1963)	since 2007	Vice President, ACC (November 2005 to February 2007). Also serves as:
Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM;
Director, ACIM and other ACC subsidiaries. Global Chief Operating Officer and Managing Director, Morgan Stanley (March 2000 to November 2005)
Barry Fink	Executive	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	Vice President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries
Maryanne L.	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM and ACS (August
Roepke	Officer since 2006	2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
(1956)	and Senior	and Treasurer and Chief Financial Officer, various American Century funds
	Vice President	(July 2000 to August 2006). Also serves as: Senior Vice President, ACS since 2000
Charles A.	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007	2005 to present); General Counsel, ACC (March 2007 to present); Also
(1957)	and Senior	serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
	Vice President	and Senior Vice President, ACIM and ACS
since 2006
Robert J. Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David H. Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2001	(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice
President, ACIM and ACS
Ward D. Stauffer	Secretary	Attorney, ACC (June 2003 to Present)
(1960)	since 2005

The SAI has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

42

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Trustees (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments that holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the

43

circumstances and effect of the change of control, the fact that the Advisor will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

44

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services – Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confir-
  mations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

45

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

46

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

47

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

48

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

49

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital U.S. Aggregate Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Corporate High-Yield Index covers the universe of fixed-rate, non-investment grade corporate debt of issuers in non-emerging market countries.

The Barclays Capital U.S. Corporate Investment-Grade Index is a component of the U.S. Aggregate Index and includes publicly issued U.S. corporate debentures and secured notes.

The Barclays Capital U.S. Mortgage-Backed Securities Index is a component of the U.S. Aggregate Index and covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).

The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more and excludes zero coupon strips.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index consists of Treasury inflation-protected securities with a remaining maturity of one year or more.

The Citigroup US Inflation-Linked Securities Index (ILSI)SM measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

The Rogers International Commodities Index (RICI) was developed by Jim Rogers in 1998. It represents the value of a basket of 35 commodities used in the global economy, including agricultural and energy products, metals, and minerals.

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Notes

51

Notes

52

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Investment Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1005
CL-ANN-68265N

Annual Report
March 31, 2010

American Century Investments®

Short Duration Fund

Core Plus Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

Short Duration

Performance	4
Portfolio Commentary	6
Portfolio at a Glance	8
Types of Investments in Portfolio	8
Yields	8

Core Plus

Performance	9
Portfolio Commentary	11
Portfolio at a Glance	13
Types of Investments in Portfolio	13
Yields	13

Shareholder Fee Examples	14

Financial Statements

Schedule of Investments	16
Statement of Assets and Liabilities	38
Statement of Operations	40
Statement of Changes in Net Assets	41
Notes to Financial Statements	42
Financial Highlights	54
Report of Independent Registered Public Accounting Firm	66

Other Information

Management	67
Board Approval of Management Agreements	71
Additional Information	77
Index Definitions	78

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended March 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic and Market Rebound

Fixed-income markets witnessed a historically wide dispersion of returns in the 12 months ended March 31, 2010 (see the accompanying table), which captured the rebound of the U.S. economy and financial markets from the depths of the recession and credit crisis. The foundation for this dramatic turnaround was laid by the government’s extraordinary monetary and fiscal stimulus policies taken in response to the financial crisis in late 2008.

These stimulus measures helped the U.S. economy emerge from the Great Recession and return to positive growth in the second half of 2009, while inflation remained tame. Nevertheless, the unemployment rate stood at 9.7% in March 2010 and bank lending—a key driver of economic growth—remained weak. In that environment, the Federal Reserve (the Fed) held its short-term rate target near 0%, where it’s stood since December 2008.

Historic Extremes in Bond Performance

Better economic and market conditions caused a reversal of the trading that colored the credit crisis, when the lowest-rated bonds performed worst and investors favored the safety of Treasuries over virtually every other type of investment. This sharp reversal meant calendar 2009 was the worst year on record for longer-term Treasury bonds, while credit-sensitive bonds enjoyed their best year ever. These performance trends continued into 2010; as a result, high-yield and investment-grade corporate bonds enjoyed remarkable returns in the 12 months ended in March. At the same time, intermediate- and long-term Treasuries produced very poor performance as investors worried about the effect of massive debt and unprecedented monetary policies on future inflation and interest rates. With short rates anchored by the Fed, declining prices and rising yields for longer-dated Treasuries meant the difference in yield between short- and long-term bonds approached historic wides (the yield curve steepened).

Mortgage-backed securities had modest, positive returns, buoyed by the Fed’s active support for this market, which ended in March 2010. Cash returns were essentially flat, reflecting the Fed’s policy of extremely low rates. For the fiscal year, the Barclays Capital U.S. Aggregate Index (a broad-based bond index) rose 7.69%, as Treasuries’ negative returns offset the strong performance of credit-sensitive sectors.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2010
Treasury Bellwethers		Barclays Capital U.S. Bond Market Indices
3-Month Bill	0.19%	Corporate High-Yield	56.18%
2-Year Note	1.58%	Corporate Investment-Grade	23.80%
10-Year Note	–6.35%	Aggregate	7.69%
30-Year Bond	–14.43%	TIPS (inflation-linked)	6.18%
		Mortgage (mortgage-backed)	5.21%
		Treasury	–1.18%

3

Performance

Short Duration

Total Returns as of March 31, 2010
			Average Annual
			Returns
	Ticker		Since	Inception
	Symbol	1 year	Inception	Date
Investor Class	ACSNX	4.98%	5.37%	11/30/06
Barclays Capital U.S. 1- to 3-Year
Government/Credit Index(1)	—	4.15%	4.96%	—
Citigroup Government/Corporate
1- to 3-Year Index	—	4.05%	4.97%	—
Institutional Class	ACSUX	5.19%	5.57%	11/30/06
A Class	ACSQX			11/30/06
No sales charge*		4.72%	5.11%
With sales charge*		2.32%	4.39%
B Class	ACSJX			11/30/06
No sales charge*		3.94%	4.32%
With sales charge*		-0.06%	3.50%
C Class	ACSKX	3.94%	4.32%	11/30/06
R Class	ACSPX	4.46%	4.84%	11/30/06
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) In January 2010, the fund’s benchmark changed from the Citigroup Government/Corporate 1- to 3-Year Index to the Barclays Capital U.S. 1- to
3-Year Government/Credit Index. This reflects a change in the portfolio management analytics software used by American Century Investments’
fixed-income teams. The investment process is unchanged.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Short Duration

*From 11/30/06, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
0.62%	0.42%	0.87%	1.62%	1.62%	1.12%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary

Short Duration

Portfolio Managers: David MacEwen, Bob Gahagan, Jeff Houston, Hando Aguilar, and Jim Platz

Performance Summary

Short Duration returned 4.98%* for the 12 months ended March 31, 2010. By comparison, the Barclays Capital U.S. 1- to 3-Year Government/Credit Index and Citigroup Government/Corporate 1- to 3-Year Index returned 4.15% and 4.05%, respectively. See pages 4 and 5 for additional performance comparisons. Portfolio returns reflect operating expenses, while index returns do not.

Going forward, the portfolio’s performance will be presented solely against the Barclays Capital U.S. 1- to 3-Year Government/Credit Index as opposed to the Citigroup Government/Corporate 1- to 3-Year Index to reflect a change in the portfolio management analytic system used by American Century Investments’ Fixed Income team. The portfolio’s investment process remains unchanged.

Favoring Corporates Over Treasuries Helped

We manage the portfolio using a relative value approach to investing, believing that significant areas of the bond market are inherently inefficient and respond predictably to extremes. Our Treasury underweight position is an example of this approach at work. We found this sector unattractive because of historically low Treasury yields, record high government budget deficits, and the threat of future inflation as a result of unprecedented stimulus measures. That underweight position aided performance in a period when Treasuries had negative absolute results. And within this sector, we held an allocation to inflation-indexed securities, which outperformed plain vanilla Treasuries.

At the same time, we increased our exposure to corporate securities, which were as attractive relative to Treasuries in the wake of the credit crisis as they had ever been. This positioning contributed to the portfolio’s gains because corporates were the best-performing portion of the taxable bond market by far during the 12 months. In addition, it helped to hold a small allocation to BB- and B-rated corporates, which outperformed investment-grade securities. However, performance would have been even better had we not favored bonds from less economically sensitive industries, as the best-performing bonds for the fiscal year tended to be lower-rated securities from cyclical industries that did worst during the credit crisis.

Other Notable Trades

It was also beneficial to hold an underweight position in government agency mortgage-backed securities (MBS), which we found to be unattractive because agency MBS offered little additional yield relative to Treasuries. In addition, the Federal Reserve announced it would end its explicit participation in the market to support agency MBS in early 2010. In place of agency MBS we held collateralized mortgage obligations and commercial mortgage-backed securities, which did well for the fiscal year.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Short Duration

Performance also benefited from a small allocation early in the period to taxable municipal bonds issued as part of the federal government’s Build America Bonds program.

We also put in place a trade designed to benefit from changes in the shape of the Treasury yield curve (a “curve flattener” trade). We implemented the trade in late 2009 when the yield difference, or spread, between two- and five-year securities approached the widest levels on record. This is another good example of a long-term trade designed to exploit market inefficiencies and tendency to “revert to the mean” after periods of significant divergence from typical yield relationships.

Unfortunately, the portfolio’s small stake in non-dollar foreign bonds detracted from performance. We view this as a long-term hedge position against the possibility of a declining U.S. dollar. However, during the reporting period, concerns about Greek and other European debt meant the dollar actually did better against the euro than we anticipated. (A stronger dollar versus other currencies reduces returns on overseas securities for U.S. investors.)

Outlook

“We believe we are at an important juncture for the economy and fixed-income markets,” said Portfolio Manager Bob Gahagan. “On the economic front, we expect a relatively modest, bumpy recovery. That’s because while profitability has returned to Wall Street and big businesses with global reach, U.S. consumers and small businesses still face headwinds—credit remains tight, debt burdens are stubbornly high, and wages are under pressure from the weak job market. Under those sorts of conditions, we think the Federal Reserve will continue to keep short-term interest rates low for an extended period.”

“Similarly, we believe we are at an inflection point for fixed-income markets in terms of bond yields, the shape of the yield curve, and the likely performance for credit-sensitive bonds. As a result, we expect to carry on with and gradually increase our corporate bond overweight and yield curve flattener trades. In addition, because we expect the government’s unprecedented stimulus policies to result in inflation down the road, we’re likely to continue to look for opportunities to add inflation-protected securities and non-dollar-denominated bonds. Finally, we think investor expectations for bond returns going forward should be more modest than in years past—we don’t expect the historically broad dispersion of returns we saw across the bond market in 2008 and 2009.”

7

Short Duration

Portfolio at a Glance
As of 3/31/10
Average Duration (effective)	1.9 years
Weighted Average Life	2.1 years

Types of Investments in Portfolio
% of fund investments
as of 3/31/10
Corporate Bonds	40.1%
U.S. Treasury Securities	29.0%
U.S. Government Agency Securities and Equivalents	15.9%
Commercial Mortgage-Backed Securities	7.1%
Collateralized Mortgage Obligations	3.5%
Municipal Securities	1.1%
Asset-Backed Securities	0.8%
U.S. Government Agency Mortgage-Backed Securities	0.3%
Short-Term Investments	0.2%
Sovereign Governments & Agencies	0.1%
Temporary Cash Investments	1.9%

Yields as of March 31, 2010
		Institutional
	Investor Class	Class	A Class	B Class	C Class	R Class
30-day SEC Yield	1.62%	1.82%	1.34%	0.63%	0.63%	1.13%

8

Performance

Core Plus

Total Returns as of March 31, 2010
			Average Annual
			Returns
	Ticker		Since	Inception
	Symbol	1 year	Inception	Date
Investor Class	ACCNX	10.22%	7.28%	11/30/06
Barclays Capital U.S. Aggregate Index(1)	—	7.69%	5.80%	—
Citigroup US Broad
Investment-Grade Bond Index	—	6.44%	6.06%	—
Institutional Class	ACCUX	10.44%	7.49%	11/30/06
A Class	ACCQX			11/30/06
No sales charge*		9.95%	7.01%
With sales charge*		5.05%	5.55%
B Class	ACCJX			11/30/06
No sales charge*		9.13%	6.22%
With sales charge*		5.13%	5.43%
C Class	ACCKX	9.13%	6.22%	11/30/06
R Class	ACCPX	9.68%	6.75%	11/30/06
*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	In January 2010, the fund’s benchmark changed from the Citigroup US Broad Investment-Grade Bond Index to the Barclays Capital U.S.
Aggregate Index. This reflects a change in the portfolio management analytics software used by American Century Investments’ fixed-income teams. The investment process is unchanged.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

9

Core Plus

*From 11/30/06, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class	A Class	B Class	C Class	R Class
0.67%	0.47%	0.92%	1.67%	1.67%	1.17%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

10

Portfolio Commentary

Core Plus

Portfolio Managers: David MacEwen, Bob Gahagan, Jeff Houston, Brian Howell, and Hando Aguilar

Performance Summary

Core Plus returned 10.22%* for the 12 months ended March 31, 2010. By comparison, the Barclays Capital U.S. Aggregate Index and Citigroup US Broad Investment-Grade (BIG) Bond Index returned 7.69% and 6.44%, respectively. See pages 9 and 10 for additional performance comparisons. Portfolio returns reflect operating expenses, while index returns do not.

Going forward, the portfolio’s performance will be presented solely against the Barclays Capital U.S. Aggregate Index, as opposed to the Citigroup US BIG Bond Index, to reflect a change in the portfolio management analytic system used by American Century Investments’ Fixed Income team. The portfolio’s investment process remains unchanged.

Favoring Corporates Over Treasuries Helped

We manage the portfolio using a relative value approach to investing, believing that significant areas of the bond market are inherently inefficient and respond predictably to extremes. Our Treasury underweight position is an example of this approach at work. We found this sector unattractive because of historically low Treasury yields, record high government budget deficits, and the threat of future inflation as a result of unprecedented stimulus measures. That underweight position aided performance in a period when Treasuries had negative absolute results. And within this sector, we held an allocation to inflation-indexed securities, which outperformed plain vanilla Treasuries.

At the same time, we increased our exposure to corporate securities, which were as attractive relative to Treasuries in the wake of the credit crisis as they had ever been. This positioning contributed to the portfolio’s double-digit gains because corporates were the best-performing portion of the taxable bond market by far during the 12 months. In addition, it helped to hold a small allocation to BB- and B-rated corporates, which outperformed investment-grade securities. However, performance would have been even better had we not favored bonds from less economically sensitive industries, as the best-performing bonds for the fiscal year tended to be lower-rated securities from cyclical industries that did worst during the credit crisis.

Other Notable Trades

It was also beneficial to hold an underweight position in government agency mortgage-backed securities (MBS), which we found to be unattractive because agency MBS offered little additional yield relative to Treasuries. In addition, the Federal Reserve announced it would end its explicit participation in the market to support agency MBS in early 2010. In place of agency MBS we held collateralized mortgage obligations and commercial mortgage-backed securities, which did well for the fiscal year.

*All fund returns referenced in this commentary are for Investor Class shares.

11

Core Plus

Performance also benefited from a small allocation early in the period to taxable municipal bonds issued as part of the federal government’s Build America Bonds program.

We also put in place a trade designed to benefit from changes in the shape of the Treasury yield curve (a “curve flattener” trade). We implemented the trade in late 2009 when the yield difference, or spread, between two- and 30-year securities approached the widest levels on record. This is another good example of a long-term trade designed to exploit market inefficiencies and tendency to “revert to the mean” after periods of significant divergence from typical yield relationships. To execute this trade, we sold two-year Treasury futures short (anticipating value declines as short-term interest rates rise) and bought longer-term Treasury futures long.

Unfortunately, the portfolio’s small stake in non-dollar foreign bonds detracted from performance. We view this as a long-term hedge position against the possibility of a declining U.S. dollar. However, during the reporting period, concerns about Greek and other European debt meant the dollar actually did better against the euro than we anticipated. (A stronger dollar versus other currencies reduces returns on overseas securities for U.S. investors.)

Outlook

“We believe we are at an important juncture for the economy and fixed-income markets,” said Portfolio Manager Bob Gahagan. “On the economic front, we expect a relatively modest, bumpy recovery. That’s because while profitability has returned to Wall Street and big businesses with global reach, U.S. consumers and small businesses still face headwinds—credit remains tight, debt burdens are stubbornly high, and wages are under pressure from the weak job market. Under those sorts of conditions, we think the Federal Reserve will continue to keep short-term interest rates low for an extended period.”

“Similarly, we believe we are at an inflection point for fixed-income markets in terms of bond yields, the shape of the yield curve, and the likely performance for credit-sensitive bonds. As a result, we expect to carry on with and gradually increase our corporate bond overweight and yield curve flattener trades. In addition, because we expect the government’s unprecedented stimulus policies to result in inflation down the road, we’re likely to continue to look for opportunities to add inflation-protected securities and non-dollar-denominated bonds. Finally, we think investor expectations for bond returns going forward should be more modest than in years past—we don’t expect the historically broad dispersion of returns we saw across the bond market in 2008 and 2009.”

12

Core Plus

Portfolio at a Glance
As of 3/31/10
Average Duration (effective)	4.5 years
Weighted Average Life	6.0 years

Types of Investments in Portfolio
% of fund investments
as of 3/31/10
Corporate Bonds	37.1%
U.S. Government Agency Mortgage-Backed Securities	21.2%
U.S. Treasury Securities	12.4%
Commercial Mortgage-Backed Securities	6.9%
U.S. Government Agency Securities and Equivalents	6.1%
Collateralized Mortgage Obligations	3.6%
Sovereign Governments & Agencies	1.4%
Municipal Securities	1.3%
Short-Term Investments	0.2%
Asset-Backed Securities	0.1%
Temporary Cash Investments	9.7%

Yields as of March 31, 2010
		Institutional
	Investor Class	Class	A Class	B Class	C Class	R Class
30-day SEC Yield	3.56%	3.78%	3.15%	2.55%	2.55%	3.05%

13

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2009 to March 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

14

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	10/1/09	3/31/10	10/1/09 – 3/31/10	Expense Ratio*
Short Duration
Actual
Investor Class	$1,000	$1,016.40	$3.07	0.61%
Institutional Class	$1,000	$1,017.40	$2.06	0.41%
A Class	$1,000	$1,015.20	$4.32	0.86%
B Class	$1,000	$1,012.30	$8.08	1.61%
C Class	$1,000	$1,011.40	$8.07	1.61%
R Class	$1,000	$1,013.90	$5.57	1.11%
Hypothetical
Investor Class	$1,000	$1,021.89	$3.07	0.61%
Institutional Class	$1,000	$1,022.89	$2.07	0.41%
A Class	$1,000	$1,020.64	$4.33	0.86%
B Class	$1,000	$1,016.90	$8.10	1.61%
C Class	$1,000	$1,016.90	$8.10	1.61%
R Class	$1,000	$1,019.40	$5.59	1.11%
Core Plus
Actual
Investor Class	$1,000	$1,028.00	$3.34	0.66%
Institutional Class	$1,000	$1,030.00	$2.33	0.46%
A Class	$1,000	$1,027.70	$4.60	0.91%
B Class	$1,000	$1,023.90	$8.38	1.66%
C Class	$1,000	$1,023.90	$8.38	1.66%
R Class	$1,000	$1,026.40	$5.86	1.16%
Hypothetical
Investor Class	$1,000	$1,021.64	$3.33	0.66%
Institutional Class	$1,000	$1,022.64	$2.32	0.46%
A Class	$1,000	$1,020.39	$4.58	0.91%
B Class	$1,000	$1,016.65	$8.35	1.66%
C Class	$1,000	$1,016.65	$8.35	1.66%
R Class	$1,000	$1,019.15	$5.84	1.16%
*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

15

Schedule of Investments

Short Duration

MARCH 31, 2010
	Principal			Principal
	Amount	Value		Amount	Value
Corporate Bonds — 39.9%			Deutsche Bank
			AG (London),
AEROSPACE & DEFENSE — 1.3%			4.875%, 5/20/13(2)	$ 200,000	$ 214,481
BAE Systems Holdings, Inc.,			Deutsche Bank
6.40%, 12/15/11(1)(2)	$ 500,000	$ 535,176	AG (London),
Boeing Co. (The),			3.875%, 8/18/14(2)	300,000	306,817
1.875%, 11/20/12(2)	500,000	502,356	Goldman Sachs Group, Inc.
L-3 Communications Corp.,			(The), 5.70%, 9/1/12(2)	300,000	325,547
6.125%, 7/15/13(2)	1,400,000	1,428,000	Goldman Sachs Group, Inc.
Northrop Grumman Corp.,			(The), 5.45%, 11/1/12(2)	1,000,000	1,081,655
3.70%, 8/1/14(2)	500,000	512,133	Goldman Sachs Group, Inc.
		2,977,665	(The), 6.00%, 5/1/14(2)	200,000	219,196
AUTOMOBILES — 1.0%			Morgan Stanley,
American Honda Finance			5.05%, 1/21/11(2)	300,000	309,764
Corp., 2.375%, 3/18/13(1)(2)	1,000,000	1,000,316	Morgan Stanley,
Daimler Finance N.A. LLC,			5.625%, 1/9/12(2)	900,000	953,651
5.875%, 3/15/11(2)	100,000	104,063			4,003,844
Daimler Finance N.A. LLC,			CHEMICALS — 0.7%
5.75%, 9/8/11(2)	400,000	421,762	Dow Chemical Co. (The),
Nissan Motor Acceptance			4.85%, 8/15/12(2)	1,000,000	1,058,109
Corp., 3.25%, 1/30/13(1)(2)	750,000	757,903	Mosaic Co. (The),
		2,284,044	7.625%, 12/1/16(1)(2)	500,000	548,680
BEVERAGES — 2.2%					1,606,789
Anheuser-Busch Cos., Inc.,			COMMERCIAL BANKS — 3.2%
6.00%, 4/15/11(2)	480,000	502,416	ANZ National Int’l Ltd.,
Anheuser-Busch InBev			3.25%, 4/2/12(1)(2)	500,000	517,902
Worldwide, Inc.,			Barclays Bank plc,
3.00%, 10/15/12(2)	500,000	513,732	2.50%, 1/23/13(2)	320,000	320,597
Anheuser-Busch InBev			BB&T Corp.,
Worldwide, Inc.,			3.85%, 7/27/12(2)	400,000	417,090
2.50%, 3/26/13(1)(2)	1,000,000	1,002,643
			BB&T Corp.,
Coca-Cola Enterprises, Inc.,			5.70%, 4/30/14(2)	100,000	108,765
3.75%, 3/1/12(2)	300,000	314,413
			Fifth Third Bancorp.,
Dr Pepper Snapple Group,			6.25%, 5/1/13(2)	100,000	107,619
Inc., 2.35%, 12/21/12(2)	1,000,000	1,007,749
			National Australia Bank Ltd.,
Dr Pepper Snapple Group,			2.55%, 1/13/12(1)(2)	1,700,000	1,740,377
Inc., 6.12%, 5/1/13(2)	200,000	222,549
			US Bank N.A.,
SABMiller plc,			6.375%, 8/1/11(2)	260,000	276,927
6.20%, 7/1/11(1)(2)	540,000	569,518
			Wells Fargo & Co.,
SABMiller plc,			4.375%, 1/31/13(2)	1,000,000	1,056,045
5.50%, 8/15/13(1)(2)	800,000	857,180
			Westpac Banking Corp.,
		4,990,200	3.25%, 12/16/11(1)(2)	1,500,000	1,551,627
CAPITAL MARKETS — 1.8%			Westpac Banking Corp.,
Credit Suisse (New York),			1.90%, 12/14/12(1)(2)	1,000,000	1,013,168
5.00%, 5/15/13(2)	200,000	215,111			7,110,117
Credit Suisse (New York),			COMMERCIAL SERVICES & SUPPLIES — 0.7%
5.50%, 5/1/14(2)	100,000	108,943
			Allied Waste North America,
Credit Suisse USA, Inc.,			Inc., 6.375%, 4/15/11(2)	200,000	208,751
6.125%, 11/15/11(2)	250,000	268,679
			Corrections Corp. of
			America, 6.25%, 3/15/13(2)	1,100,000	1,120,625

16

Short Duration

Principal				Principal
	Amount	Value		Amount	Value
Waste Management, Inc.,			Koninklijke KPN NV,
6.375%, 11/15/12(2)	$ 300,000	$ 332,605	8.00%, 10/1/10(2)	$ 300,000	$ 310,542
		1,661,981	Qwest Corp.,
CONSUMER FINANCE — 1.4%			7.875%, 9/1/11(2)	300,000	319,500
American Express Centurion			Sprint Capital Corp.,
Bank, 5.55%, 10/17/12(2)	750,000	808,976	7.625%, 1/30/11(2)	400,000	413,500
General Electric Capital			Telecom Italia Capital SA,
Corp., 5.50%, 4/28/11(2)	500,000	524,843	6.20%, 7/18/11(2)	300,000	315,094
General Electric Capital			Telecom Italia Capital SA,
Corp., 2.80%, 1/8/13(2)	1,500,000	1,519,119	5.25%, 11/15/13(2)	500,000	524,091
GMAC, Inc.,			Telefonica Emisiones SAU,
8.30%, 2/12/15(1)(2)	210,000	221,025	5.98%, 6/20/11(2)	1,000,000	1,051,505
SLM Corp.,			Verizon Communications,
5.375%, 1/15/13(2)	150,000	148,234	Inc., 5.35%, 2/15/11(2)	200,000	208,121
		3,222,197	Windstream Corp.,
			8.125%, 8/1/13(2)	1,000,000	1,052,500
CONTAINERS & PACKAGING — 0.3%
Ball Corp.,					7,949,023
6.875%, 12/15/12(2)	600,000	606,000	ELECTRIC UTILITIES — 1.0%
DIVERSIFIED — 0.9%			Carolina Power & Light Co.,
			6.50%, 7/15/12(2)	500,000	549,789
iShares iBoxx $ High Yield
Corporate Bond Fund			Duke Energy Carolinas LLC,
(ETF)(in shares)	21,500	1,899,955	5.625%, 11/30/12(2)	250,000	273,956
DIVERSIFIED FINANCIAL SERVICES — 2.6%			Duke Energy Ohio, Inc.,
			2.10%, 6/15/13(2)	250,000	250,481
Arch Western Finance LLC,
6.75%, 7/1/13(2)	1,000,000	1,008,750	FirstEnergy Corp.,
			6.45%, 11/15/11(2)	7,000	7,427
Bank of America Corp.,
5.375%, 9/11/12(2)	1,400,000	1,487,767	Midamerican Energy
			Holdings Co.,
Bank of America Corp.,			5.875%, 10/1/12(2)	500,000	546,137
4.90%, 5/1/13(2)	400,000	418,769
			Progress Energy, Inc.,
BP Capital Markets plc,			6.85%, 4/15/12(2)	500,000	545,808
3.125%, 3/10/12(2)	200,000	207,279
Citigroup, Inc.,					2,173,598
5.50%, 4/11/13(2)	750,000	788,632	ELECTRONIC EQUIPMENT,
JPMorgan Chase & Co.,			INSTRUMENTS & COMPONENTS — 0.1%
5.60%, 6/1/11(2)	200,000	210,681	Jabil Circuit, Inc.,
			7.75%, 7/15/16(2)	300,000	317,250
JPMorgan Chase & Co.,
5.375%, 10/1/12(2)	1,500,000	1,624,125	ENERGY EQUIPMENT & SERVICES — 0.2%
		5,746,003	Weatherford International,
			Inc., 6.625%, 11/15/11(2)	400,000	428,246
DIVERSIFIED TELECOMMUNICATION
SERVICES — 3.5%			FOOD & STAPLES RETAILING — 1.1%
AT&T, Inc., 6.25%, 3/15/11(2)	613,000	644,580	CVS Caremark Corp.,
			5.75%, 8/15/11(2)	300,000	317,250
British Telecommunications
plc, 5.15%, 1/15/13(2)	1,000,000	1,057,969	Kroger Co. (The),
			6.80%, 4/1/11(2)	700,000	736,931
Cellco Partnership/Verizon
Wireless Capital LLC,			Safeway, Inc.,
3.75%, 5/20/11(2)	700,000	722,013	5.80%, 8/15/12(2)	800,000	872,940
Deutsche Telekom			SUPERVALU, Inc.,
International Finance BV,			7.50%, 5/15/12(2)	500,000	535,000
5.375%, 3/23/11(2)	453,000	471,162			2,462,121
Deutsche Telekom			FOOD PRODUCTS — 1.5%
International Finance BV,			General Mills, Inc.,
5.25%, 7/22/13(2)	800,000	858,446	5.65%, 9/10/12(2)	590,000	643,523
17

Short Duration

	Principal			Principal
	Amount	Value		Amount	Value
General Mills, Inc.,			INSURANCE — 0.1%
5.25%, 8/15/13(2)	$ 600,000	$ 655,541	Prudential Financial, Inc.,
Kellogg Co., 6.60%, 4/1/11(2)	150,000	158,247	2.75%, 1/14/13(2)	$ 200,000	$ 200,376
Kraft Foods, Inc.,			LEISURE EQUIPMENT & PRODUCTS — 0.1%
5.625%, 11/1/11(2)	500,000	531,251	Hasbro, Inc.,
Kraft Foods, Inc.,			6.125%, 5/15/14(2)	200,000	219,638
2.625%, 5/8/13(2)	1,000,000	1,008,263	LIFE SCIENCES TOOLS & SERVICES — 0.2%
Mead Johnson Nutrition Co.,			Thermo Fisher Scientific,
3.50%, 11/1/14(1)(2)	200,000	198,453	Inc., 2.15%, 12/28/12(1)(2)	500,000	498,585
Smithfield Foods, Inc.,			MACHINERY — 0.2%
10.00%, 7/15/14(1)(2)	100,000	112,000
			Caterpillar Financial
		3,307,278	Services Corp.,
HEALTH CARE PROVIDERS & SERVICES — 1.5%			4.85%, 12/7/12(2)	500,000	538,088
DaVita, Inc.,			MEDIA — 2.1%
6.625%, 3/15/13(2)	1,000,000	1,011,250	Comcast Cable
Express Scripts, Inc.,			Communications LLC,
5.25%, 6/15/12(2)	1,100,000	1,173,490	6.75%, 1/30/11(2)	540,000	564,503
Medco Health Solutions,			Comcast Cable
Inc., 6.125%, 3/15/13(2)	500,000	548,862	Communications LLC,
Medco Health Solutions,			7.125%, 6/15/13	500,000	567,082
Inc., 7.25%, 8/15/13(2)	500,000	565,748	DirecTV Holdings LLC/
		3,299,350	DirecTV Financing Co., Inc.,
			6.375%, 6/15/15(2)	300,000	313,125
HEALTHCARE EQUIPMENT & SUPPLIES — 1.1%
			Gannett Co., Inc.,
Baxter International, Inc.,			8.75%, 11/15/14(1)(2)	300,000	321,375
1.80%, 3/15/13(2)	1,000,000	998,593
			Interpublic Group
CareFusion Corp.,			of Cos., Inc. (The),
4.125%, 8/1/12(2)	500,000	521,786	6.25%, 11/15/14(2)	410,000	414,612
St. Jude Medical, Inc.,			Time Warner Cable, Inc.,
2.20%, 9/15/13(2)	1,000,000	996,806	5.40%, 7/2/12(2)	1,460,000	1,568,144
		2,517,185	Time Warner, Inc.,
HOTELS, RESTAURANTS & LEISURE — 0.3%			5.50%, 11/15/11(2)	900,000	955,511
Yum! Brands, Inc.,					4,704,352
8.875%, 4/15/11(2)	600,000	643,652	METALS & MINING — 0.8%
HOUSEHOLD DURABLES — 0.7%			ArcelorMittal,
Whirlpool Corp.,			5.375%, 6/1/13(2)	700,000	745,565
8.00%, 5/1/12(2)	1,000,000	1,099,589	Rio Tinto Finance USA Ltd.,
Whirlpool Corp.,			5.875%, 7/15/13(2)	1,000,000	1,099,920
8.60%, 5/1/14(2)	300,000	348,441			1,845,485
		1,448,030	MULTI-UTILITIES — 1.0%
INSURANCE — 0.5%			Dominion Resources, Inc.,
MetLife Global Funding I,			6.25%, 6/30/12(2)	404,000	439,923
4.625%, 8/19/10(1)(2)	165,000	167,017	Dominion Resources, Inc.,
MetLife Global Funding I,			5.70%, 9/17/12(2)	1,000,000	1,084,201
2.875%, 9/17/12(1)(2)	400,000	406,838	Pacific Gas & Electric Co.,
Prudential Financial, Inc.,			4.20%, 3/1/11(2)	527,000	542,603
3.625%, 9/17/12(2)	300,000	308,712	Sempra Energy,
Travelers Cos., Inc. (The),			8.90%, 11/15/13(2)	100,000	119,247
5.375%, 6/15/12(2)	200,000	215,645			2,185,974
		1,098,212

18

Short Duration

	Principal			Principal
	Amount	Value		Amount	Value
OFFICE ELECTRONICS — 0.5%			Pfizer, Inc.,
Xerox Corp.,			4.45%, 3/15/12(2)	$ 1,000,000	$ 1,060,489
5.50%, 5/15/12(2)	$ 825,000	$ 875,516	Roche Holdings, Inc.,
Xerox Corp.,			5.00%, 3/1/14(1)(2)	200,000	216,218
4.25%, 2/15/15(2)	200,000	201,854	Watson Pharmaceuticals,
		1,077,370	Inc., 5.00%, 8/15/14(2)	400,000	416,890
OIL, GAS & CONSUMABLE FUELS — 3.8%			Wyeth, 6.95%, 3/15/11(2)	200,000	212,177
Cenovus Energy, Inc.,					2,957,020
4.50%, 9/15/14(1)(2)	200,000	208,852	REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%
Devon Financing Corp. ULC,			Simon Property Group LP,
6.875%, 9/30/11(2)	200,000	215,879	5.30%, 5/30/13(2)	700,000	741,222
El Paso Corp.,			ROAD & RAIL — 0.5%
7.75%, 6/15/10(2)	150,000	151,848	CSX Corp.,
El Paso Corp.,			6.30%, 3/15/12(2)	575,000	621,674
7.875%, 6/15/12(2)	250,000	266,106	CSX Corp.,
EnCana Corp.,			5.75%, 3/15/13(2)	400,000	434,517
6.30%, 11/1/11(2)	325,000	348,845	Norfolk Southern Corp.,
Enterprise Products			6.75%, 2/15/11(2)	100,000	104,615
Operating LLC,					1,160,806
4.60%, 8/1/12(2)	800,000	844,334
			SOFTWARE — 0.1%
Forest Oil Corp.,
8.50%, 2/15/14(2)	50,000	53,000	Adobe Systems, Inc.,
			3.25%, 2/1/15(2)	100,000	100,508
Kerr-McGee Corp.,
6.875%, 9/15/11(2)	1,000,000	1,077,778	Intuit, Inc.,
			5.75%, 3/15/17(2)	200,000	211,572
Kinder Morgan
Energy Partners LP,					312,080
6.75%, 3/15/11(2)	350,000	367,818	SPECIALTY RETAIL — 0.6%
Kinder Morgan Finance Co.			GSC Holdings Corp.,
ULC, 5.35%, 1/5/11(2)	350,000	357,875	8.00%, 10/1/12(2)	325,000	338,813
Massey Energy Co.,			Home Depot, Inc. (The),
6.875%, 12/15/13(2)	230,000	234,313	5.20%, 3/1/11(2)	500,000	519,443
Plains All American Pipeline			Staples, Inc.,
LP/PAA Finance Corp.,			9.75%, 1/15/14(2)	300,000	363,994
4.25%, 9/1/12(2)	500,000	519,766			1,222,250
Sabine Pass LNG LP,			THRIFTS & MORTGAGE FINANCE — 0.1%
7.25%, 11/30/13(2)	100,000	94,500
			HSBC Finance Corp.,
Shell International Finance			6.375%, 10/15/11(2)	300,000	319,312
BV, 1.30%, 9/22/11(2)	1,000,000	1,005,371
			TOBACCO — 0.2%
Shell International Finance			UST, Inc., 6.625%, 7/15/12(2)	400,000	434,974
BV, 1.875%, 3/25/13(2)	1,000,000	999,653
Valero Energy Corp.,			WIRELESS TELECOMMUNICATION SERVICES — 0.4%
4.50%, 2/1/15(2)	1,000,000	1,002,904	American Tower Corp.,
			7.25%, 5/15/19(1)(2)	100,000	113,000
XTO Energy, Inc.,
5.90%, 8/1/12(2)	790,000	868,032	Vodafone Group plc,
			5.50%, 6/15/11(2)	341,000	357,670
		8,616,874
PHARMACEUTICALS — 1.3%			Vodafone Group plc,
			5.00%, 12/16/13(2)	300,000	324,018
AstraZeneca plc,					794,688
5.40%, 9/15/12(2)	500,000	546,335
Merck & Co., Inc.,			TOTAL CORPORATE BONDS
1.875%, 6/30/11(2)	500,000	504,911	(Cost $87,672,387)		89,581,834

19

Short Duration

	Principal			Principal
	Amount	Value		Amount	Value
U.S. Treasury Securities — 28.8%			GMAC, Inc.,
			2.20%, 12/19/12(2)	$ 1,500,000	$ 1,523,172
U.S. Treasury Inflation			Goldman Sachs
Indexed Notes,			Group, Inc. (The),
1.625%, 1/15/15(2)	$ 2,950,506	$ 3,085,583
			VRN, 0.50%, 5/10/10(2)	500,000	502,547
U.S. Treasury Notes,			Goldman Sachs Group, Inc.
1.00%, 10/31/11(2)	10,500,000	10,539,795
			(The), 1.625%, 7/15/11(2)	1,300,000	1,315,063
U.S. Treasury Notes,			Goldman Sachs Group, Inc.
1.75%, 11/15/11(2)	1,000,000	1,015,430
			(The), 3.25%, 6/15/12(2)	1,900,000	1,982,173
U.S. Treasury Notes,			HSBC USA, Inc.,
0.75%, 11/30/11(2)	8,500,000	8,491,041
			3.125%, 12/16/11(2)	1,000,000	1,035,730
U.S. Treasury Notes,			JPMorgan Chase & Co.,
1.125%, 1/15/12(2)	9,000,000	9,035,865
			2.125%, 12/26/12(2)	1,500,000	1,522,350
U.S. Treasury Notes,			Morgan Stanley,
1.375%, 11/15/12(2)	3,700,000	3,700,004
			2.00%, 9/22/11(2)	1,000,000	1,017,164
U.S. Treasury Notes,			Morgan Stanley,
1.125%, 12/15/12(2)	8,500,000	8,428,285
			3.25%, 12/1/11(2)	500,000	518,609
U.S. Treasury Notes,			State Street Corp.,
1.375%, 3/15/13(2)	20,500,000	20,384,647
			2.15%, 4/30/12(2)	500,000	509,871
TOTAL U.S. TREASURY SECURITIES			US Bancorp.,
(Cost $64,611,306)		64,680,650	1.80%, 5/15/12	1,000,000	1,011,878
U.S. Government Agency			Wells Fargo & Co.,
Securities and Equivalents — 15.9%			3.00%, 12/9/11(2)	500,000	516,485
FIXED-RATE U.S. GOVERNMENT					18,670,780
AGENCY SECURITIES — 7.6%			TOTAL U.S. GOVERNMENT AGENCY
FHLB, 1.125%, 5/18/12(2)	900,000	897,971	SECURITIES AND EQUIVALENTS
			(Cost $35,228,326)		35,592,400
FHLMC, 1.125%, 12/15/11(2)	2,000,000	2,005,414
FHLMC, 2.125%, 3/23/12(2)	4,750,000	4,838,212	Commercial Mortgage-Backed
			Securities(4) — 7.1%
FHLMC, 1.75%, 6/15/12	3,000,000	3,030,609
FHLMC, 2.125%, 9/21/12(2)	3,000,000	3,048,939	Banc of America
			Commercial Mortgage, Inc.,
FNMA, 1.00%, 4/4/12(2)	2,000,000	1,992,792	Series 2002 PB2, Class A3
FNMA, 1.875%, 4/20/12(2)	600,000	608,094	SEQ, 6.09%, 6/11/35(2)	16,968	17,061
FNMA, 1.75%, 12/28/12(2)	500,000	499,589	Banc of America
		16,921,620	Commercial Mortgage, Inc.,
			Series 2004-1, Class A3
GOVERNMENT-BACKED			SEQ, 4.43%, 11/10/39(2)	880,000	894,023
CORPORATE BONDS(3) — 8.3%
			Chase Commercial
Bank of America Corp.,			Mortgage Securities Corp.,
3.125%, 6/15/12(2)	1,100,000	1,143,639	Series 2000-2, Class C, VRN,
Citigroup Funding, Inc.,			7.93%, 4/1/10(2)	900,000	905,013
1.375%, 5/5/11(2)	500,000	504,073	Chase Manhattan Bank-First
Citigroup Funding, Inc.,			Union National Bank, Series
1.25%, 6/3/11	1,000,000	1,006,011	1999-1, Class C, VRN,
Citigroup Funding, Inc.,			7.63%, 4/1/10(2)	541,101	541,466
1.875%, 10/22/12	1,200,000	1,210,324	Commercial Mortgage
General Electric Capital			Pass-Through Certificates,
Corp., 2.25%, 3/12/12(2)	1,300,000	1,328,276	Series 2004 LB2A, Class A3
			SEQ, 4.22%, 3/10/39(2)	1,080,911	1,092,730
General Electric Capital
Corp., 2.625%, 12/28/12(2)	500,000	513,792	Credit Suisse First Boston
			Mortgage Securities Corp.,
GMAC, Inc.,			Series 2003 C3, Class A3
1.75%, 10/30/12(2)	1,500,000	1,509,623
			SEQ, 3.38%, 5/15/38(2)	111,713	111,783

20

Short Duration

	Principal			Principal
	Amount	Value		Amount	Value
First Union National Bank			Morgan Stanley Capital I,
Commercial Mortgage,			Series 2004 HQ3, Class A2
Series 2000 C1, Class C,			SEQ, 4.05%, 1/13/41(2)	$ 533,435	$ 534,569
VRN, 8.09%, 4/1/10(2)	$ 1,500,000	$ 1,497,294	Prudential Securities
GMAC Commercial			Secured Financing Corp.,
Mortgage Securities, Inc.,			Series 2000 C1, Class C,
Series 2000 C3, Class A2			VRN, 7.98%, 4/1/10(2)	1,600,000	1,607,109
SEQ, 6.96%, 9/15/35(2)	1,298,752	1,323,608	TOTAL COMMERCIAL
GMAC Commercial			MORTGAGE-BACKED SECURITIES
Mortgage Securities, Inc.,			(Cost $15,634,951)		15,838,511
Series 2000 C3, Class B,
7.06%, 9/15/35	500,000	515,140	Collateralized Mortgage
GS Mortgage Securities			Obligations(4) — 3.4%
Corp. II, Series 2004 GG2,			PRIVATE SPONSOR COLLATERALIZED
Class A4 SEQ, 4.96%,			MORTGAGE OBLIGATIONS — 1.2%
8/10/38(2)	1,000,000	1,028,876
			Chase Mortgage Finance
GS Mortgage Securities			Corp., Series 2005 A1,
Corp. II, Series 2005 GG4,			Class 2A2 SEQ, VRN,
Class A2 SEQ, 4.48%,			5.23%, 4/1/10(2)	504,449	456,291
7/10/39(2)	673,420	673,534
			Countrywide Home Loan
Heller Financial Commercial			Mortgage Pass-Through
Mortgage Asset, Series			Trust, Series 2005-17, Class
2000 PH1, Class D, VRN,			1A11, 5.50%, 9/25/35(2)	363,681	346,164
8.10%, 4/1/10	250,000	249,723	Credit Suisse First Boston
JP Morgan Commercial			Mortgage Securities Corp.,
Mortgage Finance Corp.,			Series 2003 AR28, Class
Series 2000 C10, Class B,			2A1, VRN, 3.13%, 4/1/10(2)	88,425	80,997
VRN, 7.63%, 4/1/10	1,000,000	1,003,276	GSR Mortgage Loan Trust,
LB-UBS Commercial			Series 2005-6F, Class 3A15,
Mortgage Trust, Series			5.50%, 7/25/35(2)	768,821	733,169
2000 C4, Class B,			J.P. Morgan Mortgage Trust,
7.48%, 7/15/32(2)	210,000	212,102
			Series 2004 A2, Class 1A1,
LB-UBS Commercial			VRN, 3.18%, 4/1/10(2)	47,012	43,519
Mortgage Trust, Series			J.P. Morgan Mortgage Trust,
2003 C3, Class A3 SEQ,			Series 2005 A8, Class 6A2,
3.85%, 5/15/27(2)	150,970	154,231
			VRN, 5.10%, 4/1/10(2)	283,129	261,404
LB-UBS Commercial			J.P. Morgan Mortgage Trust,
Mortgage Trust, Series			Series 2006 A3, Class 2A1
2003 C5, Class A3 SEQ,			SEQ, VRN, 5.56%, 4/1/10	113,993	98,267
4.25%, 7/15/27(2)	500,948	511,429
			Wells Fargo Mortgage
LB-UBS Commercial			Backed Securities Trust,
Mortgage Trust, Series			Series 2004 EE, Class 3A1,
2005 C2, Class A2 SEQ,			VRN, 3.88%, 4/1/10(2)	102,575	100,253
4.82%, 4/15/30(2)	426,061	426,247
			Wells Fargo Mortgage
LB-UBS Commercial			Backed Securities Trust,
Mortgage Trust, Series			Series 2005-5, Class 1A1,
2005 C3, Class A3 SEQ,			5.00%, 5/25/20	675,972	666,489
4.65%, 7/15/30(2)	1,025,000	1,046,810
Lehman Brothers					2,786,553
Commercial Conduit			U.S. GOVERNMENT AGENCY
Mortgage Trust, Series			COLLATERALIZED MORTGAGE OBLIGATIONS — 2.2%
1999 C1, Class B,			FHLMC, Series 2430,
6.93%, 6/15/31(2)	83,616	83,529	Class QC, 5.50%, 2/15/17(2)	503,767	535,497
Morgan Stanley Capital I,			FHLMC, Series 2522, Class
Series 2003 T11, Class A3			XA SEQ, 5.00%, 8/15/16(2)	19,378	19,490
SEQ, 4.85%, 6/13/41(2)	1,383,270	1,408,958

21

Short Duration

	Principal			Principal
	Amount	Value		Amount/
FHLMC, Series 2670, Class				Shares	Value
J SEQ, 4.00%, 6/15/16	$ 366,254	$ 375,988	Entergy Texas Restoration
FHLMC, Series 2713, Class			Funding LLC, Series
G SEQ, 4.00%, 8/15/16	647,895	666,660	2009 A, Class A1 SEQ,
			2.12%, 2/1/16(2)	$ 1,000,000	$ 1,010,774
FHLMC, Series 2854, Class
DJ SEQ, 4.00%, 8/15/17	565,718	584,713	TOTAL ASSET-BACKED SECURITIES
FHLMC, Series 2958, Class			(Cost $1,692,153)		1,707,109
QC, 4.50%, 9/15/18	808,950	842,813	U.S. Government Agency
FHLMC, Series 2989, Class			Mortgage-Backed Securities(4) — 0.3%
CN, 4.50%, 2/15/23	1,048,792	1,095,209
			ADJUSTABLE-RATE U.S. GOVERNMENT
FHLMC, Series 3101, Class			AGENCY MORTGAGE-BACKED SECURITIES(5)
PA, 5.50%, 10/15/25(2)	162,197	165,053
			FNMA, VRN,
FNMA, Series 2003-54,			5.60%, 3/1/12(2)	67,723	70,860
Class TC, 4.50%, 5/25/15(2)	27,490	27,596
			FIXED-RATE U.S. GOVERNMENT
FNMA, Series 2005-47, Class			AGENCY MORTGAGE-BACKED SECURITIES — 0.3%
AN SEQ, 5.00%, 12/25/16(2)	63,249	64,651
			FHLMC, 5.00%, 10/1/10(2)	162,771	165,286
FNMA, Series 2006-4, Class
A SEQ, 6.00%, 11/25/22(2)	102,882	105,733	FHLMC, 5.50%, 12/1/36(2)	111,037	117,457
FNMA, Series 2006-77, Class			FNMA, 5.00%, 7/1/20(2)	226,830	241,178
PD, 6.50%, 10/25/30(2)	260,516	270,008	FNMA, 5.50%, 7/1/36(2)	70,976	74,892
GNMA, Series 2009-61,					598,813
Class PA, 5.00%, 2/16/32	201,448	215,202	TOTAL U.S. GOVERNMENT AGENCY
		4,968,613	MORTGAGE-BACKED SECURITIES
TOTAL COLLATERALIZED			(Cost $639,661)		669,673
MORTGAGE OBLIGATIONS
(Cost $7,636,538)		7,755,166	Short-Term Investments — 0.2%
			Government of Canada
Municipal Securities — 1.1%			Treasury Bill,
California GO,			0.29%, 4/1/10(6)
5.25%, 4/1/14(2)	1,000,000	1,037,730	(Cost $434,107)	CAD 460,000	452,907
California Statewide			Sovereign Governments
Communities Development
Auth. Rev., (Proposition			& Agencies — 0.1%
1A Receivables),			Government of Norway,
5.00%, 6/15/13(2)	300,000	322,227	6.00%, 5/16/11
Illinois GO, 4.42%, 1/1/15(2)	1,000,000	1,009,370	(Cost $311,877)	NOK 1,700,000	297,624
TOTAL MUNICIPAL SECURITIES			Temporary Cash Investments — 1.9%
(Cost $2,313,331)		2,369,327	FHLB Discount Notes,
Asset-Backed Securities(4) — 0.8%			0.001%, 4/1/10(6)	4,346,000	4,346,000
CenterPoint Energy			JPMorgan U.S. Treasury
Transition Bond Co. LLC,			Plus Money Market Fund
Series 2009-1, Class A1			Agency Shares	2,217	2,217
SEQ, 1.83%, 2/15/16	600,000	601,708	TOTAL TEMPORARY
CNH Equipment Trust,			CASH INVESTMENTS
Series 2007 C, Class A3A			(Cost $4,348,217)		4,348,217
SEQ, 5.21%, 12/15/11(2)	31,993	32,052	TOTAL INVESTMENT
Detroit Edison Securitization			SECURITIES — 99.5%
Funding LLC, Series			(Cost $220,522,854)		223,293,418
2001-1, Class A4 SEQ,			OTHER ASSETS
6.19%, 3/1/13(2)	60,238	62,575	AND LIABILITIES — 0.5%		1,131,831
			TOTAL NET ASSETS — 100.0%		$224,425,249

22

Short Duration

Futures Contracts
			Underlying Face
	Contracts Sold	Expiration Date	Amount at Value	Unrealized Gain (Loss)
68	U.S. Treasury 2-Year Notes	June 2010	$14,752,812	$1,973
10	U.S. Treasury 10-Year Notes	June 2010	1,162,500	4,040
			$15,915,312	$6,013

Swap Agreements
Notional Amount Description of Agreement			Premiums Paid (Received)	Value
CREDIT DEFAULT — SELL PROTECTION
	$261,000 Receive quarterly a fixed rate equal to 5.00%
	per annum multiplied by the notional amount
	and pay Barclays Bank plc upon each default
	event of one of the issues of CDX North
	America High Yield 11 Index, par value of
	the proportional notional amount. Expires
	December 2013.*		$(42,108)	$4,835

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

Notes to Schedule of Investments
CAD = Canadian Dollar	(1)	Security was purchased under Rule 144A of the Securities Act of
CDX = Credit Derivative Indexes		1933 or is a private placement and, unless registered under the
Act or exempted from registration, may only be sold to qualified
Equivalent = Security whose principal payments are backed by the full		institutional investors. The aggregate value of these securities at
faith and credit of the United States		the period end was $12,557,853, which represented 5.6% of total
ETF = Exchange Traded Fund		net assets.
FHLB = Federal Home Loan Bank	(2)	Security, or a portion thereof, has been segregated for futures
FHLMC = Federal Home Loan Mortgage Corporation		contracts and/or swap agreements. At the period end, the
FNMA = Federal National Mortgage Association		aggregate value of securities pledged was $16,177,000.
	(3)	The debt is guaranteed under the Federal Deposit Insurance
GMAC = General Motors Acceptance Corporation		Corporation’s (FDIC) Temporary Liquidity Guarantee Program and
GNMA = Government National Mortgage Association		is backed by the full faith and credit of the United States. The
GO = General Obligation		expiration date of the FDIC’s guarantee is the earlier of the maturity
LB-UBS = Lehman Brothers, Inc. — UBS AG		date of the debt or December 31, 2012.
NOK = Norwegian Krone	(4)	Final maturity indicated, unless otherwise noted.
SEQ = Sequential Payer	(5)	Category is less than 0.05% of total net assets.
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown	(6)	The rate indicated is the yield to maturity at purchase.
is effective at the period end.
Industry classifications are unaudited.

See Notes to Financial Statements.

23

Core Plus

MARCH 31, 2010
	Principal			Principal
	Amount	Value		Amount	Value
Corporate Bonds — 37.9%			Anheuser-Busch InBev
			Worldwide, Inc.,
AEROSPACE & DEFENSE — 1.0%			5.00%, 4/15/20(1)(2)	$ 100,000	$ 100,504
Bombardier, Inc.,			Diageo Capital plc,
7.50%, 3/15/18(1)(2)	$ 100,000	$ 104,750	5.20%, 1/30/13(2)	40,000	43,311
Honeywell International, Inc.,			Dr Pepper Snapple Group,
5.30%, 3/15/17(2)	30,000	32,172	Inc., 6.82%, 5/1/18(2)	135,000	154,469
Honeywell International, Inc.,			PepsiAmericas, Inc.,
5.30%, 3/1/18(2)	30,000	32,003	4.375%, 2/15/14(2)	30,000	31,743
L-3 Communications Corp.,			SABMiller plc,
6.125%, 7/15/13(2)	105,000	107,100	6.20%, 7/1/11(1)(2)	30,000	31,640
L-3 Communications Corp.,					692,010
5.875%, 1/15/15(2)	100,000	102,250
			BIOTECHNOLOGY — 0.1%
L-3 Communications Corp.,			Amgen, Inc.,
5.20%, 10/15/19(1)(2)	50,000	50,343
			5.85%, 6/1/17(2)	40,000	44,403
Lockheed Martin Corp.,			Amgen, Inc.,
7.65%, 5/1/16(2)	50,000	60,218
			5.75%, 3/15/40(2)	60,000	59,615
Lockheed Martin Corp.,					104,018
5.50%, 11/15/39(2)	50,000	48,960
Northrop Grumman Corp.,			BUILDING PRODUCTS — 0.2%
3.70%, 8/1/14(2)	30,000	30,728	Masco Corp.,
			7.125%, 3/15/20(2)	100,000	101,196
Triumph Group, Inc.,
8.00%, 11/15/17(2)	50,000	50,250	Owens Corning,
			6.50%, 12/1/16(2)	85,000	90,030
United Technologies Corp.,
6.125%, 2/1/19(2)	80,000	90,137			191,226
United Technologies Corp.,			CAPITAL MARKETS — 2.1%
6.05%, 6/1/36(2)	95,000	99,950	Ameriprise Financial, Inc.,
United Technologies Corp.,			5.30%, 3/15/20(2)	100,000	101,358
5.70%, 4/15/40(2)	80,000	81,199	Bear Stearns Cos. LLC
		890,060	(The), 6.40%, 10/2/17(2)	110,000	121,665
AUTO COMPONENTS — 0.1%			Credit Suisse (New York),
			5.00%, 5/15/13(2)	70,000	75,289
Goodyear Tire & Rubber Co.
(The), 9.00%, 7/1/15(2)	50,000	51,875	Credit Suisse (New York),
			5.50%, 5/1/14(2)	100,000	108,943
TRW Automotive, Inc.,
8.875%, 12/1/17(1)(2)	50,000	52,062	Credit Suisse (New York),
			5.30%, 8/13/19(2)	100,000	102,733
		103,937
			Deutsche Bank AG
AUTOMOBILES — 0.2%			(London), 4.875%,
American Honda Finance			5/20/13(2)	40,000	42,896
Corp., 2.375%, 3/18/13(1)(2)	150,000	150,047
			Deutsche Bank AG
American Honda Finance			(London), 3.875%,
Corp., 7.625%, 10/1/18(1)(2)	30,000	35,030	8/18/14(2)	70,000	71,591
Nissan Motor Acceptance			Goldman Sachs Group, Inc.
Corp., 3.25%, 1/30/13(1)(2)	20,000	20,211	(The), 6.00%, 5/1/14(2)	50,000	54,799
		205,288	Goldman Sachs Group, Inc.
BEVERAGES — 0.8%			(The), 5.125%, 1/15/15(2)	120,000	126,713
Anheuser-Busch InBev			Goldman Sachs Group, Inc.
Worldwide, Inc.,			(The), 6.15%, 4/1/18(2)	60,000	63,585
3.00%, 10/15/12(2)	120,000	123,296	Goldman Sachs Group, Inc.
Anheuser-Busch InBev			(The), 7.50%, 2/15/19(2)	190,000	217,491
Worldwide, Inc.,
6.875%, 11/15/19(1)	180,000	207,047

24

Core Plus

	Principal			Principal
	Amount	Value		Amount	Value
Goldman Sachs Group, Inc.			COMMERCIAL SERVICES & SUPPLIES — 0.5%
(The), 5.375%, 3/15/20(2)	$ 30,000	$ 29,779	Allied Waste North America,
Jefferies Group, Inc.,			Inc., 6.375%, 4/15/11(2)	$ 60,000	$ 62,625
8.50%, 7/15/19(2)	80,000	88,893	Corrections Corp. of
Merrill Lynch & Co., Inc.,			America, 7.75%, 6/1/17(2)	200,000	210,000
6.15%, 4/25/13(2)	60,000	64,647	Republic Services, Inc.,
Morgan Stanley,			5.50%, 9/15/19(1)(2)	90,000	92,342
4.20%, 11/20/14(2)	100,000	100,325	Republic Services, Inc.,
Morgan Stanley,			6.20%, 3/1/40(1)(2)	50,000	48,867
6.00%, 4/28/15(2)	200,000	214,470	Waste Management, Inc.,
Morgan Stanley,			6.125%, 11/30/39(2)	40,000	39,833
5.625%, 9/23/19(2)	100,000	99,828			453,667
UBS AG (Stamford Branch),			COMMUNICATIONS EQUIPMENT — 0.3%
5.875%, 12/20/17(2)	100,000	103,709
			Cisco Systems, Inc.,
		1,788,714	5.90%, 2/15/39(2)	170,000	173,194
CHEMICALS — 0.4%			Viasat, Inc.,
Dow Chemical Co. (The),			8.875%, 9/15/16(1)(2)	50,000	51,375
4.85%, 8/15/12(2)	40,000	42,324			224,569
Dow Chemical Co. (The),			CONSUMER FINANCE — 1.6%
8.55%, 5/15/19(2)	80,000	96,939
			American Express Centurion
Hexion Finance Escrow			Bank, 6.00%, 9/13/17(2)	250,000	268,629
LLC/Hexion Escrow Corp.,
8.875%, 2/1/18(1)	50,000	49,500	American Express Co.,
			7.25%, 5/20/14(2)	70,000	79,400
Mosaic Co. (The),
7.625%, 12/1/16(1)(2)	100,000	109,736	Capital One Bank USA N.A.,
			8.80%, 7/15/19(2)	250,000	302,565
Rohm & Haas Co.,
5.60%, 3/15/13(2)	20,000	21,349	Ford Motor Credit Co. LLC,
			7.50%, 8/1/12	70,000	72,522
		319,848	General Electric Capital
COMMERCIAL BANKS — 1.0%			Corp., 3.75%, 11/14/14(2)	170,000	172,405
BB&T Corp.,			General Electric Capital
5.70%, 4/30/14(2)	50,000	54,383	Corp., 4.375%, 9/21/15(2)	80,000	82,570
Fifth Third Bancorp.,			General Electric Capital
6.25%, 5/1/13(2)	50,000	53,810	Corp., 5.625%, 9/15/17(2)	50,000	52,709
National Australia Bank Ltd.,			General Electric Capital
2.55%, 1/13/12(1)(2)	200,000	204,750	Corp., 6.00%, 8/7/19(2)	100,000	105,856
National Australia Bank Ltd.,			GMAC, Inc.,
3.75%, 3/2/15(1)(2)	100,000	100,501	8.30%, 2/12/15(1)(2)	90,000	94,725
PNC Bank N.A.,			John Deere Capital Corp.,
4.875%, 9/21/17(2)	60,000	59,767	4.90%, 9/9/13(2)	50,000	54,075
PNC Bank N.A.,			SLM Corp.,
6.00%, 12/7/17(2)	30,000	31,863	5.375%, 1/15/13(2)	40,000	39,529
PNC Funding Corp.,			SLM Corp.,
3.625%, 2/8/15(2)	60,000	60,426	8.00%, 3/25/20(2)	30,000	29,262
Wachovia Bank N.A.,					1,354,247
4.80%, 11/1/14(2)	50,000	51,516
			CONTAINERS & PACKAGING — 0.5%
Wells Fargo & Co.,
4.375%, 1/31/13(2)	120,000	126,725	Ball Corp.,
			6.875%, 12/15/12(2)	200,000	202,000
Wells Fargo & Co.,			Ball Corp., 7.125%, 9/1/16(2)	50,000	53,375
3.625%, 4/15/15(2)	50,000	49,665
Westpac Banking Corp.,			Ball Corp., 6.75%, 9/15/20(2)	100,000	102,250
4.875%, 11/19/19(2)	40,000	39,807
		833,213

25

Core Plus

	Principal			Principal
	Amount	Value		Amount	Value
Graham Packaging Co.			DIVERSIFIED TELECOMMUNICATION
LP/GPC Capital Corp I,			SERVICES — 2.8%
8.25%, 1/1/17(1)	$ 50,000	$ 50,625	Alltel Corp.,
		408,250	7.875%, 7/1/32(2)	$ 30,000	$ 36,048
DIVERSIFIED — 1.0%			AT&T, Inc., 6.25%, 3/15/11(2)	60,000	63,091
iShares iBoxx $ High Yield			AT&T, Inc.,
Corporate Bond Fund			6.70%, 11/15/13(2)	60,000	68,514
(ETF)(in shares)	9,700	857,189	AT&T, Inc., 5.10%, 9/15/14(2)	30,000	32,488
DIVERSIFIED CONSUMER SERVICES — 0.1%			AT&T, Inc.,
Board of Trustees of The			6.80%, 5/15/36(2)	70,000	74,244
Leland Stanford Junior			AT&T, Inc.,
University (The),			6.55%, 2/15/39(2)	110,000	116,021
3.625%, 5/1/14(2)	70,000	72,796
			British Telecommunications
DIVERSIFIED FINANCIAL SERVICES — 2.5%			plc, 5.95%, 1/15/18(2)	100,000	102,819
Arch Western Finance LLC,			Cellco Partnership/Verizon
6.75%, 7/1/13(2)	140,000	141,225
			Wireless Capital LLC,
Bank of America Corp.,			5.55%, 2/1/14(2)	70,000	76,560
4.90%, 5/1/13(2)	120,000	125,631
			Cellco Partnership/Verizon
Bank of America Corp.,			Wireless Capital LLC,
4.50%, 4/1/15(2)	80,000	80,757	8.50%, 11/15/18(2)	140,000	174,952
Bank of America Corp.,			CenturyTel, Inc.,
6.50%, 8/1/16(2)	260,000	281,278	7.60%, 9/15/39(2)	110,000	106,339
Bank of America Corp.,			Cincinnati Bell, Inc.,
5.65%, 5/1/18(2)	50,000	50,665	8.75%, 3/15/18(2)	150,000	152,062
Bank of America Corp.,			Deutsche Telekom
7.625%, 6/1/19(2)	50,000	57,290	International Finance BV,
Bank of America N.A.,			6.75%, 8/20/18(2)	100,000	112,223
5.30%, 3/15/17(2)	100,000	99,075	Deutsche Telekom
BP Capital Markets plc,			International Finance BV,
5.25%, 11/7/13(2)	70,000	77,093	8.75%, 6/15/30(2)	40,000	51,365
Citigroup, Inc.,			Embarq Corp.,
5.50%, 4/11/13(2)	170,000	178,757	7.08%, 6/1/16(2)	50,000	54,520
Citigroup, Inc.,			France Telecom SA,
6.01%, 1/15/15(2)	100,000	105,157	4.375%, 7/8/14(2)	80,000	84,403
Citigroup, Inc.,			New Communications
6.125%, 5/15/18(2)	70,000	71,639	Holdings, Inc.,
			8.50%, 4/15/20(1)(3)	100,000	101,250
Citigroup, Inc.,
8.50%, 5/22/19(2)	40,000	46,764	Qwest Corp.,
			7.875%, 9/1/11(2)	50,000	53,250
Citigroup, Inc.,
8.125%, 7/15/39(2)	50,000	57,896	Qwest Corp.,
			7.50%, 10/1/14(2)	80,000	87,800
CME Group Index Services
LLC, 4.40%, 3/15/18(1)(2)	60,000	58,909	Sprint Capital Corp.,
			7.625%, 1/30/11(2)	100,000	103,375
JPMorgan Chase & Co.,
4.65%, 6/1/14(2)	110,000	116,342	Sprint Capital Corp.,
			6.90%, 5/1/19(2)	100,000	92,000
JPMorgan Chase & Co.,
6.00%, 1/15/18(2)	400,000	434,904	Telecom Italia Capital SA,
			6.18%, 6/18/14(2)	120,000	128,377
LBI Escrow Corp.,
8.00%, 11/1/17(1)(3)	100,000	103,875	Telefonica Emisiones SAU,
			5.98%, 6/20/11(2)	100,000	105,150
Teco Finance, Inc.,
4.00%, 3/15/16(2)	40,000	39,464	Telefonica Emisiones SAU,
			5.88%, 7/15/19(2)	80,000	85,837
		2,126,721
			Verizon Communications,
			Inc., 8.75%, 11/1/18(2)	110,000	138,215

26

Core Plus

	Principal			Principal
	Amount	Value		Amount	Value
Verizon Communications,			Kroger Co. (The),
Inc., 6.40%, 2/15/38(2)	$ 40,000	$ 41,638	6.80%, 4/1/11(2)	$ 57,000	$ 60,007
Windstream Corp.,			Kroger Co. (The),
7.875%, 11/1/17(2)	160,000	158,400	5.00%, 4/15/13(2)	70,000	74,587
		2,400,941	Kroger Co. (The),
ELECTRIC UTILITIES — 1.0%			6.40%, 8/15/17(2)	100,000	111,301
Carolina Power & Light Co.,			Safeway, Inc.,
5.30%, 1/15/19(2)	30,000	31,615	5.80%, 8/15/12(2)	100,000	109,118
Cleveland Electric			SYSCO Corp.,
Illuminating Co. (The),			4.20%, 2/12/13(2)	50,000	53,027
5.70%, 4/1/17(2)	60,000	62,782	Wal-Mart Stores, Inc.,
Duke Energy Carolinas LLC,			5.875%, 4/5/27(2)	95,000	100,905
7.00%, 11/15/18(2)	60,000	70,801	Wal-Mart Stores, Inc.,
Duke Energy Corp.,			6.20%, 4/15/38(2)	30,000	32,418
6.30%, 2/1/14(2)	60,000	66,892	Wal-Mart Stores, Inc.,
Duke Energy Corp.,			5.625%, 4/1/40(3)	100,000	99,999
3.95%, 9/15/14(2)	50,000	51,568			874,504
EDF SA, 4.60%, 1/27/20(1)(2)	70,000	69,137	FOOD PRODUCTS — 1.0%
Exelon Generation Co. LLC,			General Mills, Inc.,
5.20%, 10/1/19(2)	60,000	60,725	5.65%, 9/10/12(2)	60,000	65,443
FirstEnergy Corp.,			General Mills, Inc.,
6.45%, 11/15/11(2)	5,000	5,305	5.25%, 8/15/13(2)	60,000	65,554
FirstEnergy Solutions Corp.,			General Mills, Inc.,
6.05%, 8/15/21(2)	100,000	100,333	5.65%, 2/15/19(2)	50,000	53,725
Florida Power Corp.,			Kellogg Co.,
5.65%, 6/15/18(2)	30,000	32,537	4.45%, 5/30/16(2)	70,000	74,406
Florida Power Corp.,			Kraft Foods, Inc.,
6.35%, 9/15/37(2)	20,000	21,669	6.00%, 2/11/13(2)	40,000	43,931
Niagara Mohawk Power			Kraft Foods, Inc.,
Corp., 4.88%, 8/15/19(1)	40,000	39,799	6.75%, 2/19/14(2)	10,000	11,255
Pacificorp,			Kraft Foods, Inc.,
6.00%, 1/15/39(2)	90,000	92,854	6.50%, 2/9/40(2)	160,000	166,361
Progress Energy, Inc.,			Mead Johnson Nutrition Co.,
6.05%, 3/15/14(2)	50,000	55,067	3.50%, 11/1/14(1)(2)	50,000	49,613
Southern California Edison			Ralcorp Holdings, Inc.,
Co., 5.625%, 2/1/36(2)	70,000	69,833	6.625%, 8/15/39(1)(2)	60,000	59,839
		830,917	Smithfield Foods, Inc.,
ELECTRONIC EQUIPMENT,			10.00%, 7/15/14(1)(2)	150,000	168,000
INSTRUMENTS & COMPONENTS — 0.2%			TreeHouse Foods, Inc.,
Jabil Circuit, Inc.,			7.75%, 3/1/18(2)	100,000	104,000
7.75%, 7/15/16(2)	150,000	158,625			862,127
ENERGY EQUIPMENT & SERVICES — 0.3%			GAS UTILITIES — 0.2%
Pride International, Inc.,			Suburban Propane Partners
8.50%, 6/15/19(2)	120,000	136,200	LP/Suburban Energy
Weatherford International			Finance Corp.,
Ltd., 9.625%, 3/1/19(2)	120,000	152,085	7.375%, 3/15/20(2)	150,000	153,188
		288,285	HEALTH CARE EQUIPMENT & SUPPLIES — 0.2%
FOOD & STAPLES RETAILING — 1.0%			Baxter International, Inc.,
			4.00%, 3/1/14(2)	50,000	52,331
CVS Caremark Corp.,
6.60%, 3/15/19(2)	130,000	145,591	Baxter International, Inc.,
			5.90%, 9/1/16(2)	50,000	56,630
Delhaize Group SA,
5.875%, 2/1/14(2)	80,000	87,551

27

Core Plus

	Principal			Principal
	Amount	Value		Amount	Value
Baxter International, Inc.,			INDEPENDENT POWER PRODUCERS
5.375%, 6/1/18(2)	$ 30,000	$ 32,293	& ENERGY TRADERS — 0.2%
Boston Scientific Corp.,			AES Corp. (The),
4.50%, 1/15/15(2)	50,000	47,969	8.00%, 10/15/17(2)	$ 150,000	$ 153,000
		189,223	INDUSTRIAL CONGLOMERATES — 0.4%
HEALTH CARE PROVIDERS & SERVICES — 0.9%			General Electric Co.,
Express Scripts, Inc.,			5.00%, 2/1/13(2)	150,000	161,803
5.25%, 6/15/12(2)	100,000	106,681	General Electric Co.,
Express Scripts, Inc.,			5.25%, 12/6/17(2)	70,000	73,521
7.25%, 6/15/19(2)	190,000	220,340	Hutchison Whampoa
HCA, Inc., 7.875%,			International 09/16 Ltd.,
2/15/20(1)(2)	120,000	125,925	4.625%, 9/11/15(1)(2)	100,000	103,011
HCA, Inc., 7.69%, 6/15/25(2)	50,000	46,500	Icahn Enterprises LP/Icahn
			Enterprises Finance Corp.,
Medco Health Solutions,			7.75%, 1/15/16(1)(2)	50,000	48,375
Inc., 6.125%, 3/15/13(2)	150,000	164,659
					386,710
Medco Health Solutions,
Inc., 7.25%, 8/15/13(2)	50,000	56,575	INSURANCE — 0.9%
Quest Diagnostics, Inc.,			Allstate Corp. (The),
4.75%, 1/30/20(2)	50,000	49,010	7.45%, 5/16/19	70,000	82,282
		769,690	Berkshire Hathaway Finance
			Corp., 5.00%, 8/15/13(2)	30,000	32,788
HOTELS, RESTAURANTS & LEISURE — 0.6%
			Hartford Financial
McDonald’s Corp.,			Services Group, Inc.,
5.35%, 3/1/18(2)	60,000	65,169	4.00%, 3/30/15(2)	50,000	49,589
McDonald’s Corp.,			International Lease Finance
6.30%, 10/15/37(2)	20,000	21,730	Corp., 8.75%, 3/15/17(1)(2)	50,000	51,256
MGM Mirage,			MetLife Global Funding I,
9.00%, 3/15/20(1)(2)	150,000	155,250	5.125%, 4/10/13(1)(2)	70,000	75,204
Universal City Development			MetLife, Inc.,
Partners Ltd., 8.875%,			6.75%, 6/1/16(2)	150,000	168,226
11/15/15(1)	60,000	60,750
			New York Life Global
Yum! Brands, Inc.,			Funding, 4.65%, 5/9/13(1)(2)	50,000	53,568
8.875%, 4/15/11(2)	50,000	53,638
			Prudential Financial, Inc.,
Yum! Brands, Inc.,			7.375%, 6/15/19(2)	150,000	172,312
6.25%, 3/15/18(2)	70,000	76,862
			Travelers Cos., Inc. (The),
Yum! Brands, Inc.,			5.90%, 6/2/19(2)	80,000	87,652
5.30%, 9/15/19(2)	50,000	51,286
					772,877
		484,685
			INTERNET & CATALOG RETAIL(4)
HOUSEHOLD DURABLES — 0.1%
			Expedia, Inc.,
Toll Brothers Finance Corp.,			7.46%, 8/15/18(2)	40,000	44,700
6.75%, 11/1/19(2)	60,000	60,731
HOUSEHOLD PRODUCTS — 0.3%			LEISURE EQUIPMENT & PRODUCTS — 0.2%
			Hasbro, Inc.,
Central Garden and Pet Co.,			6.125%, 5/15/14(2)	100,000	109,819
8.25%, 3/1/18	150,000	152,812
			Hasbro, Inc.,
Kimberly-Clark Corp.,			6.35%, 3/15/40(2)	60,000	59,480
6.125%, 8/1/17(2)	20,000	22,559
Kimberly-Clark Corp.,					169,299
7.50%, 11/1/18(2)	40,000	48,660	MACHINERY — 0.3%
		224,031	Caterpillar Financial
			Services Corp.,
			5.45%, 4/15/18(2)	70,000	74,176

28

Core Plus

	Principal			Principal
	Amount	Value		Amount	Value
Deere & Co.,			Time Warner, Inc.,
5.375%, 10/16/29(2)	$ 80,000	$ 79,998	6.875%, 5/1/12(2)	$ 70,000	$ 77,034
Navistar International Corp.,			Time Warner, Inc.,
8.25%, 11/1/21(2)	50,000	51,250	4.875%, 3/15/20(2)	100,000	97,893
SPX Corp., 7.625%,			Time Warner, Inc.,
12/15/14(2)	50,000	52,563	7.625%, 4/15/31(2)	30,000	34,359
		257,987	Time Warner, Inc.,
MEDIA — 3.5%			7.70%, 5/1/32(2)	60,000	69,447
AMC Entertainment, Inc.,			Viacom, Inc.,
8.00%, 3/1/14	50,000	50,563	6.25%, 4/30/16(2)	200,000	221,220
CBS Corp.,			Viacom, Inc.,
8.875%, 5/15/19(2)	60,000	72,598	6.875%, 4/30/36(2)	60,000	63,809
CBS Corp.,			Virgin Media Finance plc,
5.75%, 4/15/20(3)	60,000	60,372	9.50%, 8/15/16(2)	100,000	109,750
CBS Corp.,			Virgin Media Finance plc,
5.50%, 5/15/33(2)	80,000	68,832	8.375%, 10/15/19(2)	100,000	103,250
Comcast Corp.,			WMG Acquisition Corp.,
5.90%, 3/15/16(2)	100,000	109,365	9.50%, 6/15/16(1)	180,000	193,275
Comcast Corp.,					3,000,593
6.40%, 5/15/38(2)	30,000	30,542	METALS & MINING — 1.3%
Comcast Corp.,			AK Steel Corp.,
6.40%, 3/1/40(2)	80,000	81,587	7.75%, 6/15/12(2)	50,000	50,500
DirecTV Holdings LLC,			Anglo American Capital plc,
3.55%, 3/15/15(1)(2)	80,000	78,797	9.375%, 4/8/19(1)(2)	100,000	127,576
DirecTV Holdings LLC/			ArcelorMittal,
DirecTV Financing Co., Inc.,			9.85%, 6/1/19(2)	90,000	114,573
4.75%, 10/1/14(1)(2)	150,000	157,070	Barrick Gold Corp.,
DirecTV Holdings LLC/			6.95%, 4/1/19	70,000	80,231
DirecTV Financing Co., Inc.,			Freeport-McMoRan
6.375%, 6/15/15(2)	80,000	83,500	Copper & Gold, Inc.,
Gannett Co., Inc.,			8.25%, 4/1/15(2)	50,000	54,493
8.75%, 11/15/14(1)(2)	200,000	214,250	Freeport-McMoRan
Interpublic Group			Copper & Gold, Inc.,
of Cos., Inc. (The),			8.375%, 4/1/17(2)	70,000	77,979
10.00%, 7/15/17(2)	150,000	170,438	Newmont Mining Corp.,
News America, Inc.,			6.25%, 10/1/39(2)	100,000	100,333
6.90%, 8/15/39(2)	120,000	131,431	Rio Tinto Finance USA Ltd.,
Omnicom Group, Inc.,			5.875%, 7/15/13(2)	80,000	87,994
5.90%, 4/15/16(2)	140,000	151,630	Rio Tinto Finance USA Ltd.,
Salem Communications			9.00%, 5/1/19(2)	50,000	64,277
Corp., 9.625%, 12/15/16(2)	75,000	78,750	Steel Dynamics, Inc.,
Sinclair Television Group,			7.625%, 3/15/20(1)(2)	100,000	103,000
Inc., 9.25%, 11/1/17(1)(2)	50,000	52,875	Teck Resources Ltd.,
Sirius XM Radio, Inc.,			5.375%, 10/1/15(2)	50,000	51,313
8.75%, 4/1/15(1)(2)	100,000	100,125	Teck Resources Ltd.,
Time Warner Cable, Inc.,			10.75%, 5/15/19(2)	150,000	184,500
5.40%, 7/2/12(2)	100,000	107,407	Vale Overseas Ltd.,
Time Warner Cable, Inc.,			5.625%, 9/15/19(2)	50,000	51,882
6.75%, 7/1/18(2)	130,000	145,490			1,148,651
Time Warner, Inc.,			MULTILINE RETAIL — 0.1%
5.50%, 11/15/11(2)	80,000	84,934
			Macy’s Retail Holdings, Inc.,
			5.35%, 3/15/12(2)	20,000	21,100

29

Core Plus

	Principal			Principal
	Amount	Value		Amount	Value
Macy’s Retail Holdings, Inc.,			ConocoPhillips,
5.90%, 12/1/16(2)	$ 90,000	$ 90,225	5.75%, 2/1/19(2)	$ 90,000	$ 98,280
		111,325	ConocoPhillips,
MULTI-UTILITIES — 1.1%			6.50%, 2/1/39(2)	80,000	89,673
CenterPoint Energy			Denbury Resources, Inc.,
Resources Corp.,			8.25%, 2/15/20(2)	100,000	106,500
6.125%, 11/1/17(2)	20,000	21,134	El Paso Corp.,
CenterPoint Energy			7.75%, 6/15/10(2)	50,000	50,616
Resources Corp.,			El Paso Corp.,
6.25%, 2/1/37(2)	40,000	39,021	7.875%, 6/15/12(2)	150,000	159,664
CMS Energy Corp.,			El Paso Corp.,
8.75%, 6/15/19(2)	140,000	158,773	6.875%, 6/15/14(2)	50,000	51,266
Dominion Resources, Inc.,			El Paso Corp.,
6.40%, 6/15/18(2)	60,000	66,959	7.25%, 6/1/18(2)	50,000	51,845
Georgia Power Co.,			Enbridge Energy Partners
6.00%, 11/1/13(2)	60,000	67,549	LP, 6.50%, 4/15/18(2)	60,000	66,482
Pacific Gas & Electric Co.,			Enbridge Energy Partners
4.20%, 3/1/11(2)	50,000	51,480	LP, 5.20%, 3/15/20(2)	70,000	70,441
Pacific Gas & Electric Co.,			Enterprise Products
5.80%, 3/1/37	130,000	129,430	Operating LLC,
Pacific Gas & Electric Co.,			6.30%, 9/15/17(2)	170,000	186,961
6.35%, 2/15/38(2)	20,000	21,388	EOG Resources, Inc.,
PG&E Corp.,			5.625%, 6/1/19(2)	60,000	64,511
5.75%, 4/1/14(2)	90,000	98,394	Forest Oil Corp.,
Public Service Co. of			8.50%, 2/15/14(2)	50,000	53,000
Colorado, 5.80%, 8/1/18(2)	30,000	32,597	Kerr-McGee Corp.,
Sempra Energy,			6.95%, 7/1/24(2)	70,000	78,046
8.90%, 11/15/13(2)	100,000	119,247	Kinder Morgan
Sempra Energy,			Energy Partners LP,
6.50%, 6/1/16(2)	30,000	33,555	6.85%, 2/15/20(2)	120,000	134,865
Sempra Energy,			Kinder Morgan
9.80%, 2/15/19(2)	30,000	39,050	Energy Partners LP,
			6.50%, 9/1/39(2)	50,000	51,566
Sempra Energy,
6.00%, 10/15/39(2)	30,000	29,543	Kinder Morgan Finance Co.
			ULC, 5.35%, 1/5/11(2)	50,000	51,125
		908,120
			Magellan Midstream
OFFICE ELECTRONICS — 0.1%			Partners LP,
Xerox Corp.,			6.55%, 7/15/19(2)	70,000	77,666
5.65%, 5/15/13(2)	30,000	32,197
			Motiva Enterprises LLC,
Xerox Corp.,			5.75%, 1/15/20(1)(2)	50,000	52,438
4.25%, 2/15/15(2)	80,000	80,741
			Nexen, Inc.,
		112,938	5.65%, 5/15/17(2)	50,000	52,753
OIL, GAS & CONSUMABLE FUELS — 3.8%			Nexen, Inc.,
Anadarko Petroleum Corp.,			6.20%, 7/30/19(2)	60,000	64,804
5.95%, 9/15/16(2)	100,000	109,035	Nexen, Inc.,
Anadarko Petroleum Corp.,			6.40%, 5/15/37(2)	70,000	70,789
6.45%, 9/15/36(2)	90,000	92,015	Petrobras International
Anadarko Petroleum Corp.,			Finance Co., 5.75%,
6.20%, 3/15/40(2)	20,000	19,744	1/20/20(2)	50,000	51,475
Bill Barrett Corp.,			Petroleos Mexicanos,
9.875%, 7/15/16(2)	150,000	162,375	6.00%, 3/5/20(1)(2)	40,000	41,200
Cenovus Energy, Inc.,
4.50%, 9/15/14(1)(2)	50,000	52,213

30

Core Plus

	Principal			Principal
	Amount	Value		Amount	Value
Plains All American Pipeline			REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.5%
LP/PAA Finance Corp.,			Digital Realty Trust LP,
8.75%, 5/1/19(2)	$ 140,000	$ 171,075	5.875%, 2/1/20(1)(2)	$ 70,000	$ 68,574
Sabine Pass LNG LP,			ProLogis, 5.625%,
7.25%, 11/30/13(2)	100,000	94,500	11/15/16(2)	60,000	58,086
SandRidge Energy, Inc.,			ProLogis, 7.375%,
8.75%, 1/15/20(1)(2)	100,000	98,000	10/30/19(2)	50,000	51,414
Shell International Finance			ProLogis, 6.875%,
BV, 6.375%, 12/15/38(2)	30,000	33,150	3/15/20(2)	60,000	59,369
Shell International Finance			Reckson Operating
BV, 5.50%, 3/25/40(2)	40,000	39,353	Partnership LP,
Talisman Energy, Inc.,			7.75%, 3/15/20(1)(2)	50,000	50,939
7.75%, 6/1/19(2)	130,000	155,164	Simon Property Group LP,
Valero Energy Corp.,			5.30%, 5/30/13(2)	50,000	52,944
4.50%, 2/1/15(2)	110,000	110,319	Simon Property Group LP,
Williams Partners LP,			5.75%, 12/1/15(2)	110,000	116,471
5.25%, 3/15/20(1)(2)	40,000	40,159			457,797
XTO Energy, Inc.,			REAL ESTATE MANAGEMENT
5.90%, 8/1/12(2)	90,000	98,890	& DEVELOPMENT — 0.1%
XTO Energy, Inc.,			AMB Property LP,
6.50%, 12/15/18(2)	150,000	173,416	6.625%, 12/1/19(2)	80,000	81,567
		3,225,374	ROAD & RAIL — 0.5%
PAPER & FOREST PRODUCTS — 0.3%			Avis Budget Car Rental LLC/
Georgia-Pacific LLC,			Avis Budget Finance, Inc.,
8.875%, 5/15/31(2)	50,000	54,500	9.625%, 3/15/18(1)(2)	100,000	105,000
International Paper Co.,			CSX Corp., 7.375%, 2/1/19(2)	100,000	116,723
9.375%, 5/15/19(2)	140,000	175,296	Norfolk Southern Corp.,
		229,796	5.75%, 4/1/18(2)	100,000	107,509
PHARMACEUTICALS — 1.2%			Union Pacific Corp.,
Abbott Laboratories,			5.75%, 11/15/17(2)	60,000	64,389
5.875%, 5/15/16(2)	65,000	73,550			393,621
AstraZeneca plc,			SEMICONDUCTORS &
5.90%, 9/15/17(2)	40,000	44,745	SEMICONDUCTOR EQUIPMENT — 0.1%
GlaxoSmithKline Capital,			Advanced Micro Devices,
Inc., 4.85%, 5/15/13(2)	70,000	75,928	Inc., 8.125%, 12/15/17(1)(2)	50,000	51,750
Novartis Capital Corp.,			Analog Devices, Inc.,
4.40%, 4/24/20(2)	80,000	80,140	5.00%, 7/1/14(2)	50,000	52,856
Pfizer, Inc.,					104,606
6.20%, 3/15/19(2)	190,000	214,976	SOFTWARE — 0.4%
Pfizer, Inc.,			Intuit, Inc.,
7.20%, 3/15/39(2)	60,000	73,424	5.75%, 3/15/17(2)	100,000	105,786
Roche Holdings, Inc.,			Oracle Corp.,
5.00%, 3/1/14(1)(2)	50,000	54,055	5.75%, 4/15/18(2)	200,000	219,717
Roche Holdings, Inc.,					325,503
6.00%, 3/1/19(1)(2)	80,000	88,564
			SPECIALTY RETAIL — 0.8%
Watson Pharmaceuticals,
Inc., 5.00%, 8/15/14(2)	170,000	177,178	GSC Holdings Corp.,
			8.00%, 10/1/12(2)	175,000	182,438
Watson Pharmaceuticals,
Inc., 6.125%, 8/15/19(2)	90,000	94,771	Home Depot, Inc. (The),
			5.40%, 3/1/16(2)	140,000	151,405
Wyeth, 5.95%, 4/1/37(2)	30,000	31,517
			Home Depot, Inc. (The),
		1,008,848	5.875%, 12/16/36(2)	40,000	38,945

31

Core Plus

	Principal			Principal
	Amount	Value		Amount	Value
Ltd. Brands, Inc.,			FNMA, 5.00%, 3/1/38	$1,863,049	$ 1,923,935
6.90%, 7/15/17(2)	$ 70,000	$ 71,750	FNMA, 6.50%, 6/1/47(2)	11,870	12,762
Staples, Inc.,			FNMA, 6.50%, 8/1/47(2)	27,929	30,028
9.75%, 1/15/14(2)	120,000	145,598
			FNMA, 6.50%, 8/1/47(2)	35,855	38,550
Toys “R” Us Property Co. II
LLC, 8.50%, 12/1/17(1)(2)	100,000	104,250	FNMA, 6.50%, 9/1/47(2)	4,387	4,717
		694,386	FNMA, 6.50%, 9/1/47(2)	28,946	31,122
TOBACCO — 0.3%			FNMA, 6.50%, 9/1/47(2)	32,770	35,234
Altria Group, Inc.,			FNMA, 6.50%, 9/1/47(2)	83,031	89,273
9.25%, 8/6/19(2)	180,000	219,082	GNMA, 6.00%,
WIRELESS TELECOMMUNICATION SERVICES — 0.8%			settlement date 4/15/10(6)	1,200,000	1,281,563
America Movil SAB de CV,			GNMA, 6.00%, 9/20/38(2)	522,285	560,051
5.00%, 10/16/19(1)(2)	100,000	99,506
			GNMA, 5.50%, 12/20/38	1,359,723	1,439,115
America Movil SAB de CV,			GNMA, 5.00%, 2/20/40	1,747,227	1,819,718
5.00%, 3/30/20(1)(2)	100,000	99,087
			TOTAL U.S. GOVERNMENT AGENCY
American Tower Corp.,			MORTGAGE-BACKED SECURITIES
7.25%, 5/15/19(1)(2)	200,000	226,000
			(Cost $18,039,409)		18,521,434
Rogers Cable, Inc.,
6.25%, 6/15/13(2)	70,000	77,192	U.S. Treasury Securities — 12.7%
Rogers Communications,			U.S. Treasury Bonds,
Inc., 6.80%, 8/15/18(2)	50,000	56,970	5.25%, 2/15/29(2)	800,000	870,750
SBA Telecommunications,			U.S. Treasury Bonds,
Inc., 8.25%, 8/15/19(1)(2)	100,000	107,000	3.50%, 2/15/39(2)	300,000	242,860
Vodafone Group plc,			U.S. Treasury Bonds,
5.00%, 12/16/13(2)	40,000	43,202	4.25%, 5/15/39(2)	200,000	185,375
		708,957	U.S. Treasury Bonds,
TOTAL CORPORATE BONDS			4.375%, 11/15/39(2)	1,050,000	993,235
(Cost $30,512,317)		32,438,437	U.S. Treasury Bonds,
			4.625%, 2/15/40(2)	500,000	492,969
U.S. Government Agency			U.S. Treasury Inflation
Mortgage-Backed Securities(5) — 21.6%			Indexed Notes,
FHLMC, 5.00%, 10/1/10(2)	406,928	413,215	1.625%, 1/15/15(2)	1,180,202	1,234,233
FHLMC, 4.50%, 6/1/21(2)	257,698	270,102	U.S. Treasury Notes,
			1.00%, 10/31/11(2)	250,000	250,947
FHLMC, 5.50%, 1/1/38(2)	182,670	193,233
			U.S. Treasury Notes,
FHLMC, 5.50%, 4/1/38(2)	1,032,791	1,091,650	1.875%, 6/15/12(2)	1,500,000	1,524,845
FHLMC, 6.50%, 7/1/47(2)	11,872	12,857	U.S. Treasury Notes,
FNMA, 6.50%,			4.25%, 9/30/12(2)	280,000	300,475
settlement date 4/15/10(6)	657,000	711,921	U.S. Treasury Notes,
FNMA, 5.00%, 7/1/20(2)	491,454	522,540	2.625%, 12/31/14(2)	4,700,000	4,735,255
FNMA, 4.50%, 10/1/33	2,209,389	2,236,940	TOTAL U.S. TREASURY SECURITIES
FNMA, 5.00%, 11/1/33(2)	334,737	347,212	(Cost $10,865,128)		10,830,944
FNMA, 5.00%, 8/1/34(2)	656,938	680,280	Commercial Mortgage-Backed
FNMA, 5.50%, 8/1/34	1,355,719	1,435,176	Securities(5) — 7.0%
FNMA, 5.00%, 8/1/35(2)	369,693	382,316	Banc of America
FNMA, 4.50%, 9/1/35(2)	370,279	373,739	Commercial Mortgage, Inc.,
			Series 2002 PB2, Class A3
FNMA, 5.50%, 7/1/36(2)	442,177	466,573	SEQ, 6.09%, 6/11/35(2)	16,968	17,061
FNMA, 5.50%, 12/1/36(2)	716,159	755,670	Banc of America
FNMA, 6.50%, 8/1/37(2)	218,114	234,987	Commercial Mortgage, Inc.,
FNMA, 6.00%, 11/1/37	1,059,402	1,126,955	Series 2004-1, Class A3
			SEQ, 4.43%, 11/10/39(2)	330,000	335,259

32

Core Plus

	Principal			Principal
	Amount	Value		Amount	Value
Bear Stearns Commercial			Morgan Stanley Capital I,
Mortgage Securities,			Series 2003 T11, Class A3
Series 2000 WF2, Class B,			SEQ, 4.85%, 6/13/41(2)	$ 441,878	$ 450,084
VRN, 7.46%, 4/1/10(2)	$ 150,000	$ 152,513	Morgan Stanley Capital I,
Chase Commercial			Series 2004 HQ3, Class A2
Mortgage Securities Corp.,			SEQ, 4.05%, 1/13/41(2)	266,717	267,284
Series 2000-2, Class C, VRN,			Morgan Stanley Capital I,
7.93%, 4/1/10(2)	525,000	527,924	Series 2005 HQ6, Class A2A
Commercial Mortgage Pass-			SEQ, 4.88%, 8/13/42(2)	300,000	301,333
Through Certificates, Series			Prudential Securities
2004 LB2A, Class A3 SEQ,			Secured Financing Corp.,
4.22%, 3/10/39(2)	395,938	400,267	Series 2000 C1, Class C,
First Union National Bank			VRN, 7.98%, 4/1/10(2)	300,000	301,333
Commercial Mortgage,			Wachovia Bank Commercial
Series 2000 C1, Class C,			Mortgage Trust, Series
VRN, 8.09%, 4/1/10(2)	550,000	549,008	2006 C23, Class A4, VRN,
GMAC Commercial			5.42%, 4/1/10(2)	450,000	456,686
Mortgage Securities, Inc.,			TOTAL COMMERCIAL
Series 2000 C3, Class A2			MORTGAGE-BACKED SECURITIES
SEQ, 6.96%, 9/15/35(2)	301,496	307,266	(Cost $5,918,625)		6,000,066
Greenwich Capital
Commercial Funding Corp.,			U.S. Government Agency
Series 2006 FL4A, Class A1,			Securities and Equivalents — 6.3%
VRN, 0.32%, 4/5/10, resets			FIXED-RATE U.S. GOVERNMENT
monthly off the 1-month			AGENCY SECURITIES — 4.5%
LIBOR plus 0.09% with
no caps(1)(2)	41,908	37,185	FHLMC, 2.875%, 2/9/15(2)	2,400,000	2,417,460
GS Mortgage Securities			FNMA, 4.375%, 7/17/13(2)	239,000	257,678
Corp. II, Series 2005 GG4,			FNMA, 2.75%, 3/13/14(2)	875,000	891,495
Class A2 SEQ, 4.48%,			FNMA, 5.00%, 2/13/17(2)	295,000	321,580
7/10/39(2)	269,368	269,414
GS Mortgage Securities					3,888,213
Corp. II, Series 2005 GG4,			GOVERNMENT-BACKED CORPORATE BONDS(7) — 1.8%
Class A4 SEQ, 4.76%,			Bank of America Corp.,
7/10/39(2)	150,000	148,996	3.125%, 6/15/12(2)	400,000	415,869
GS Mortgage Securities			General Electric Capital
Corp. II, Series 2005 GG4,			Corp., 2.25%, 3/12/12(2)	400,000	408,700
Class A4A SEQ, 4.75%,			General Electric Capital
7/10/39(2)	400,000	404,166
			Corp., 2.20%, 6/8/12(2)	400,000	407,641
Heller Financial Commercial
Mortgage Asset, Series			Morgan Stanley,
			2.00%, 9/22/11(2)	250,000	254,291
2000 PH1, Class D, VRN,
8.10%, 4/1/10	100,000	99,889			1,486,501
LB-UBS Commercial			TOTAL U.S. GOVERNMENT AGENCY
Mortgage Trust, Series			SECURITIES AND EQUIVALENTS
2005 C2, Class A2 SEQ,			(Cost $5,291,525)		5,374,714

4.82%, 4/15/30(2)	213,030	213,124	Collateralized Mortgage
LB-UBS Commercial			Obligations(5) — 3.6%
Mortgage Trust, Series
2005 C3, Class A3 SEQ,			PRIVATE SPONSOR COLLATERALIZED
4.65%, 7/15/30(2)	700,000	714,894	MORTGAGE OBLIGATIONS — 2.8%
Lehman Brothers			Banc of America Alternative
Commercial Conduit			Loan Trust, Series 2007-2,
Mortgage Trust, Series			Class 2A4, 5.75%,
1999 C1, Class B,			6/25/37(2)	126,680	92,571
6.93%, 6/15/31(2)	46,429	46,380

33

Core Plus

	Principal			Principal
	Amount	Value			Amount	Value
Chase Mortgage Finance			Wells Fargo Mortgage
Corp., Series 2005 A1,			Backed Securities Trust,
Class 2A2 SEQ, VRN,			Series 2006-8, Class A10
5.23%, 4/1/10(2)	$ 232,823	$ 210,596	SEQ, 6.00%, 7/25/36(2)		$ 200,000	$ 167,737
Countrywide Home Loan			Wells Fargo Mortgage
Mortgage Pass-Through			Backed Securities Trust,
Trust, Series 2004-22, Class			Series 2006-14, Class A1,
A3, VRN, 3.51%, 4/1/10(2)	196,017	166,381	6.00%, 10/25/36		240,053	207,151
Countrywide Home Loan						2,413,705
Mortgage Pass-Through			U.S. GOVERNMENT AGENCY
Trust, Series 2005-17, Class			COLLATERALIZED MORTGAGE OBLIGATIONS — 0.8%
1A11, 5.50%, 9/25/35(2)	172,270	163,973
			FHLMC, Series 2522, Class
Countrywide Home Loan			XA SEQ, 5.00%, 8/15/16(2)		48,445	48,725
Mortgage Pass-Through
Trust, Series 2005-19, Class			FHLMC, Series 3203, Class
			VN SEQ, 5.00%, 6/15/22(2)		200,000	213,073
1A1, 5.50%, 8/25/35	169,446	150,610
Countrywide Home Loan			FNMA, Series 2003-10,
Mortgage Pass-Through			Class HW SEQ,
			5.00%, 11/25/16(2)		187,308	191,132
Trust, Series 2007-16, Class
A1, 6.50%, 10/25/37(2)	136,072	116,992	FNMA, Series 2003-52,
Credit Suisse First Boston			Class KF SEQ, VRN, 0.65%,
Mortgage Securities Corp.,			4/25/10, resets monthly
Series 2003 AR28, Class			off the 1-month LIBOR
2A1, VRN, 3.13%, 4/1/10(2)	126,322	115,709	plus 0.40% with a cap
			of 7.50%(2)		55,203	55,062
GSR Mortgage Loan Trust,			FNMA, Series 2003-54
Series 2005-6F, Class 3A15,			Class TC, 4.50%, 5/25/15(2)		27,490	27,596
5.50%, 7/25/35(2)	209,678	199,955
J.P. Morgan Mortgage Trust,			FNMA, Series 2005-47, Class
			AN SEQ, 5.00%, 12/25/16(2)		158,123	161,626
Series 2004 A2, Class 1A1,
VRN, 3.18%, 4/1/10(2)	111,611	103,318				697,214
J.P. Morgan Mortgage Trust,			TOTAL COLLATERALIZED
Series 2005 A4, Class 2A1,			MORTGAGE OBLIGATIONS
VRN, 5.01%, 4/1/10(2)	129,359	111,021	(Cost $3,081,607)			3,110,919
J.P. Morgan Mortgage Trust,			Sovereign Governments
Series 2005 A8, Class 6A2,
VRN, 5.10%, 4/1/10(2)	153,874	142,067	& Agencies — 1.4%
J.P. Morgan Mortgage Trust,			BRAZIL — 0.2%
Series 2006 A3, Class 2A1			Brazilian Government
SEQ, VRN, 5.56%, 4/1/10	56,996	49,134	International Bond,
Wells Fargo Mortgage			5.875%, 1/15/19(2)		200,000	216,000
Backed Securities Trust,			CANADA — 0.1%
Series 2005-5, Class 1A1,			Province of Ontario Canada,
5.00%, 5/25/20	202,792	199,947	5.45%, 4/27/16(2)		50,000	55,174
Wells Fargo Mortgage			GERMANY — 0.7%
Backed Securities Trust,
Series 2006 AR1, Class 2A2			German Federal Republic,
SEQ, VRN, 5.51%, 4/1/10(2)	155,616	150,577	3.50%, 7/4/19	EUR	400,000	559,902
Wells Fargo Mortgage			MEXICO — 0.2%
Backed Securities Trust,			United Mexican States,
Series 2006 AR15, Class A1,			5.95%, 3/19/19(2)		$ 170,000	184,450
VRN, 5.53%, 4/1/10	76,929	65,966	NORWAY — 0.1%
			Government of Norway,
			6.00%, 5/16/11	NOK	660,000	115,548

34

Core Plus

	Principal		Principal
	Amount	Value			Amount/
POLAND — 0.1%					Shares	Value
Poland Government			University of California Rev.,
International Bond,			(Building Bonds), 5.77%,
6.375%, 7/15/19(2)	$ 50,000	$ 55,026	5/15/43(2)		$ 80,000	$ 77,460
TOTAL SOVEREIGN			Utah GO, Series 2009 D,
GOVERNMENTS & AGENCIES			(Building Bonds), 4.55%,
(Cost $1,191,684)		1,186,100	7/1/24(2)		140,000	139,468
			TOTAL MUNICIPAL SECURITIES
Municipal Securities — 1.3%			(Cost $1,128,855)			1,141,485
California GO, (Building
Bonds), 6.65%, 3/1/22(3)	40,000	41,724	Short-Term Investments — 0.2%
California GO, (Building			Government of Canada
Bonds), 7.55%, 4/1/39(2)	100,000	104,361	Treasury Bill,
			0.29%, 4/1/10(8)
California GO, (Building			(Cost $198,249)	CAD	210,000	206,762
Bonds), 7.30%, 10/1/39(2)	60,000	60,422
Illinois GO, (Taxable			Asset-Backed Securities(5) — 0.1%
Pension), 5.10%, 6/1/33(2)	120,000	99,343	CNH Equipment Trust, Series
Metropolitan Water			2007 C, Class A3A SEQ,
Reclamation District of			5.21%, 12/15/11(2)		41,671	41,748
Greater Chicago GO,			SLM Student Loan Trust,
(Building Bonds),			Series 2007-8, Class A1,
5.72%, 12/1/38(2)	50,000	50,690	VRN, 0.48%, 4/26/10, resets
Missouri Highways &			quarterly off the 3-month
Transportation Commission			LIBOR plus 0.23% with
Rev., (Building Bonds),			no caps(2)		48,273	48,295
5.45%, 5/1/33(2)	50,000	49,197	TOTAL ASSET-BACKED SECURITIES
Municipal Electric Auth.			(Cost $89,945)			90,043
of Georgia Rev., (Building
Bonds), 6.64%, 4/1/57(2)	80,000	79,770	Temporary Cash Investments — 10.0%
New Jersey State Turnpike			FHLB Discount Notes,
Auth. Rev., Series 2009 F,			0.001%, 4/1/10(8)		4,000,000	4,000,000
(Building Bonds),			JPMorgan U.S. Treasury
7.41%, 1/1/40(2)	40,000	46,675	Plus Money Market Fund
New York GO, (Building			Agency Shares(2)		273,947	273,947
Bonds), 5.97%, 3/1/36(2)	90,000	89,642	Repurchase Agreement, Goldman Sachs
New York State Dormitory			Group, Inc., (collateralized by various U.S.
Auth. Rev., (Building Bonds),			Treasury obligations, 4.50%, 5/15/38,
5.63%, 3/15/39(2)	60,000	59,188	valued at $4,340,000), in a joint trading
			account at 0.00%, dated 3/31/10,
San Antonio Electric & Gas			due 4/1/10 (Delivery value $4,252,000)			4,252,000
Rev., (Building Bonds),
5.99%, 2/1/39(2)	50,000	52,505	TOTAL TEMPORARY
			CASH INVESTMENTS
San Diego County Water			(Cost $8,525,947)			8,525,947
Auth. Rev., Series 2010 B,
(Building Bonds), 6.14%,			TOTAL INVESTMENT
5/1/49(2)	70,000	71,264	SECURITIES — 102.1%
Texas GO, (Building Bonds),			(Cost $84,843,291)			87,426,851
5.52%, 4/1/39(2)	120,000	119,776	OTHER ASSETS
			AND LIABILITIES — (2.1)%			(1,838,205)
			TOTAL NET ASSETS — 100.0%			$85,588,646

35

Core Plus

Forward Foreign Currency Exchange Contracts
	Contracts to Sell	Settlement Date	Value	Unrealized Gain (Loss)
	211,507 EUR for USD	4/30/10	$285,672	$11,643
(Value on Settlement Date $297,315)

Futures Contracts
			Underlying Face
	Contracts Purchased	Expiration Date	Amount at Value	Unrealized Gain (Loss)
13	U.S. Long Bond	June 2010	$1,509,625	$(3,327)

			Underlying Face
	Contracts Sold	Expiration Date	Amount at Value	Unrealized Gain (Loss)
42	U.S. Treasury 2-Year Notes	June 2010	$9,112,031	$218

Swap Agreements
Notional Amount	Description of Agreement	Premiums Paid (Received)	Value
CREDIT DEFAULT — BUY PROTECTION
$250,000	Pay quarterly a fixed rate equal to 0.12% per	—	$7,485
	annum multiplied by the notional amount and
	receive from Barclays Bank plc upon each
	default event of Pfizer, Inc., par value of the
	proportional notional amount of Pfizer, Inc.,
	4.65%, 3/1/18. Expires March 2017.
CREDIT DEFAULT — SELL PROTECTION
609,000	Receive quarterly a fixed rate equal to 5.00%	$(98,252)	11,282
	per annum multiplied by the notional amount
	and pay Barclays Bank plc upon each default
	event of one of the issues of CDX North
	America High Yield 11 Index, par value of
	the proportional notional amount. Expires
	December 2013.*
		$(98,252)	$18,767

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount  may be partially offset by any recovery values of the referenced obligations and upfront payments received upon entering into the agreement.

The quoted market prices and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing market values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity’s credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

36

Core Plus

Notes to Schedule of Investments
CAD = Canadian Dollar
CDX = Credit Derivative Indexes
Equivalent = Security whose principal payments are backed by the full faith and credit of the United States
ETF = Exchange Traded Fund
EUR = Euro
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GMAC = General Motors Acceptance Corporation
GNMA = Government National Mortgage Association
GO = General Obligation
LB-UBS = Lehman Brothers, Inc. — UBS AG
LIBOR = London Interbank Offered Rate
NOK = Norwegian Krone
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SEQ = Sequential Payer
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was
$5,280,704, which represented 6.2% of total net assets.
(2) Security, or a portion thereof, has been segregated for forward commitments, when-issued securities, futures contracts and/or swap agreements.
At the period end, the aggregate value of securities pledged was $13,639,000.
(3) When-issued security.
(4) Industry is less than 0.05% of total net assets.
(5) Final maturity indicated, unless otherwise noted.
(6) Forward commitment.
(7) The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.
(8) The rate indicated is the yield to maturity at purchase.

Industry and geographic classifications are unaudited.

See Notes to Financial Statements.

37

Statement of Assets and Liabilities

MARCH 31, 2010
	Short Duration	Core Plus
Assets
Investment securities, at value (cost of $220,522,854 and $84,843,291, respectively)	$223,293,418	$87,426,851
Foreign currency holdings, at value (cost of $675,327 and $—, respectively)	675,327	—
Receivable for investments sold	—	49,633
Receivable for capital shares sold	1,105,070	203,675
Receivable for forward foreign currency exchange contracts	—	11,643
Receivable for variation margin on futures contracts	—	5,753
Swap agreements, at value (including premiums paid (received) of $(42,108)
and $(98,252), respectively)	4,835	18,767
Dividends and interest receivable	1,504,945	741,236
	226,583,595	88,457,558

Liabilities
Payable for investments purchased	1,648,186	2,667,126
Payable for capital shares redeemed	270,235	88,092
Payable for variation margin on futures contracts	13,750	6,081
Accrued management fees	110,907	45,558
Distribution fees payable	18,164	7,263
Service fees (and distribution fees — A Class and R Class) payable	27,022	10,414
Dividends payable	70,082	44,378
	2,158,346	2,868,912

Net Assets	$224,425,249	$85,588,646

See Notes to Financial Statements.

38

MARCH 31, 2010
	Short Duration	Core Plus
Net Assets Consist of:
Capital paid in	$221,404,906	$82,487,976
Accumulated undistributed net investment income (loss)	(52,148)	4,224
Undistributed net realized gain on investment and foreign currency transactions	249,513	388,681
Net unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies	2,822,978	2,707,765
	$224,425,249	$85,588,646

Investor Class
Net assets	$93,643,040	$34,568,711
Shares outstanding	8,951,841	3,266,526
Net asset value per share	$10.46	$10.58

Institutional Class
Net assets	$1,347,576	$1,669,311
Shares outstanding	128,792	157,779
Net asset value per share	$10.46	$10.58

A Class
Net assets	$99,306,848	$37,130,921
Shares outstanding	9,494,325	3,508,637
Net asset value per share	$10.46	$10.58
Maximum offering price (net asset value divided by 0.9775 and 0.9550, respectively)	$10.70	$11.08

B Class
Net assets	$1,232,486	$1,260,961
Shares outstanding	117,870	119,174
Net asset value per share	$10.46	$10.58

C Class
Net assets	$28,463,712	$10,396,876
Shares outstanding	2,720,471	982,597
Net asset value per share	$10.46	$10.58

R Class
Net assets	$431,587	$561,866
Shares outstanding	41,246	53,098
Net asset value per share	$10.46	$10.58

See Notes to Financial Statements.

39

Statement of Operations

YEAR ENDED MARCH 31, 2010
	Short Duration	Core Plus
Investment Income (Loss)
Income:
Interest	$3,985,635	$2,929,877
Dividends	52,128	25,804
Securities lending, net	—	345
	4,037,763	2,956,026

Expenses:
Management fees	857,726	412,048
Distribution fees:
B Class	8,927	12,174
C Class	125,383	69,748
Service fees:
B Class	2,976	4,058
C Class	41,794	23,249
Distribution and service fees:
A Class	196,008	82,378
R Class	1,303	6,240
Trustees’ fees and expenses	5,084	2,414
	1,239,201	612,309

Net investment income (loss)	2,798,562	2,343,717

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,225,957	861,225
Futures contract transactions	(152,750)	(4,393)
Swap agreement transactions	3,473	7,532
Foreign currency transactions	(55,248)	16,821
	1,021,432	881,185

Change in net unrealized appreciation (depreciation) on:
Investments	1,970,466	2,428,105
Futures contracts	(11,063)	(3,109)
Swap agreements	73,091	161,388
Translation of assets and liabilities in foreign currencies	(542)	10,295
	2,031,952	2,596,679

Net realized and unrealized gain (loss)	3,053,384	3,477,864

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,851,946	$5,821,581

See Notes to Financial Statements.

40

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2010 AND MARCH 31, 2009
	Short Duration		Core Plus
Increase (Decrease) in Net Assets	2010	2009	2010	2009
Operations
Net investment income (loss)	$ 2,798,562	$ 1,023,274	$ 2,343,717	$ 1,460,384
Net realized gain (loss)	1,021,432	526,126	881,185	447,647
Change in net unrealized
appreciation (depreciation)	2,031,952	594,282	2,596,679	(467,232)
Net increase (decrease) in net assets
resulting from operations	5,851,946	2,143,682	5,821,581	1,440,799

Distributions to Shareholders
From net investment income:
Investor Class	(999,563)	(168,424)	(626,972)	(279,064)
Institutional Class	(11,885)	(55,269)	(144,719)	(237,396)
A Class	(1,609,308)	(660,413)	(1,290,808)	(543,025)
B Class	(15,592)	(35,652)	(51,058)	(178,125)
C Class	(215,587)	(100,762)	(294,005)	(275,807)
R Class	(4,581)	(38,716)	(45,473)	(196,575)
From net realized gains:
Investor Class	(342,473)	(56,328)	(89,271)	(93,148)
Institutional Class	(3,147)	(13,655)	(7,759)	(103,040)
A Class	(538,336)	(280,380)	(223,325)	(334,673)
B Class	(8,012)	(4,225)	(8,212)	(102,725)
C Class	(112,978)	(35,803)	(56,542)	(166,954)
R Class	(2,739)	(6,032)	(5,898)	(101,624)
Decrease in net assets
from distributions	(3,864,201)	(1,455,659)	(2,844,042)	(2,612,156)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	135,777,800	70,652,446	29,687,868	21,928,202

Net increase (decrease)
in net assets	137,765,545	71,340,469	32,665,407	20,756,845

Net Assets
Beginning of period	86,659,704	15,319,235	52,923,239	32,166,394
End of period	$224,425,249	$86,659,704	$85,588,646	$52,923,239

Accumulated undistributed
net investment income (loss)	$(52,148)	$(342)	$4,224	$1,154

See Notes to Financial Statements.

41

Notes to Financial Statements

MARCH 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Short Duration Fund (Short Duration) and Core Plus Fund (Core Plus) (the funds) are two funds in a series issued by the trust. The funds are diversified under the 1940 Act. The funds’ investment objective is to seek to maximize total return by investing in non-money market debt securities. As a secondary objective, the funds seek a high level of income. The following is a summary of the funds’ significant accounting policies.

Multiple Class — The funds are authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Investments in open-end management investment companies are valued at the reported net asset value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date.

Securities on Loan — The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

42

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

When-Issued and Forward Commitments — The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price. The funds account for “roll” transactions as purchases and sales; as such these transactions may increase portfolio turnover.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the funds remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

43

Distributions to Shareholders — Distributions from net investment income for the funds are declared daily and paid monthly. Distributions from net realized gains for the funds, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of managing and operating the funds, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100% for Short Duration and from 0.3425% to 0.4600% for Core Plus. The rates for the Complex Fee (Investor Class, A Class, B Class, C Class and R Class) range from 0.2500% to 0.3100%. The Institutional Class is 0.2000% less at each point within the Complex Fee range. The effective annual management fee for each class of each fund for the year ended March 31, 2010, was as follows:

	Investor, A, B, C & R	Institutional
Short Duration	0.61%	0.41%
Core Plus	0.66%	0.46%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class and the R Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25% for the A Class and 0.50% for the R Class. The plans provide that the B Class and C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended March 31, 2010, are detailed in the Statement of Operations.

44

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, ACIS, and the trust’s transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the year ended March 31, 2010, were as follows:

	Short Duration	Core Plus
Purchases
U.S. Treasury & Government
Agency Obligations	$176,298,536	$67,063,024
Investment securities other than U.S.
Treasury & Government Agency Obligations	$103,690,781	$33,764,777
Sales
U.S. Treasury & Government
Agency Obligations	$126,132,413	$61,751,864
Investment securities other than U.S.
Treasury & Government Agency Obligations	$22,247,128	$15,828,089

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4. Capital Share Transactions

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

	Year ended March 31, 2010		Year ended March 31, 2009
	Shares	Amount	Shares	Amount

Short Duration
Investor Class
Sold	10,374,463	$108,279,302	1,500,400	$ 15,250,841
Issued in reinvestment of distributions	105,366	1,101,311	19,908	202,173
Redeemed	(2,900,523)	(30,267,782)	(371,980)	(3,771,344)
	7,579,306	79,112,831	1,148,328	11,681,670
Institutional Class
Sold	137,962	1,440,900	1,470	15,065
Issued in reinvestment of distributions	1,438	15,032	6,811	68,924
Redeemed	(18,836)	(196,884)	(177,192)	(1,806,720)
	120,564	1,259,048	(168,911)	(1,722,731)
A Class
Sold	9,612,528	100,184,039	7,522,032	76,450,287
Issued in reinvestment of distributions	174,504	1,821,478	87,268	885,752
Redeemed	(6,269,041)	(65,288,838)	(2,077,141)	(21,158,220)
	3,517,991	36,716,679	5,532,159	56,177,819
B Class
Sold	45,438	472,693	105,171	1,069,281
Issued in reinvestment of distributions	1,097	11,442	3,524	35,716
Redeemed	(33,496)	(347,893)	(182,558)	(1,859,604)
	13,039	136,242	(73,863)	(754,607)
C Class
Sold	2,388,609	24,934,431	971,460	9,891,590
Issued in reinvestment of distributions	20,294	212,087	10,097	102,405
Redeemed	(666,963)	(6,962,939)	(295,939)	(3,002,621)
	1,741,940	18,183,579	685,618	6,991,374
R Class
Sold	45,769	479,155	2,781	28,539
Issued in reinvestment of distributions	695	7,262	4,422	44,748
Redeemed	(11,158)	(116,996)	(176,764)	(1,794,366)
	35,306	369,421	(169,561)	(1,721,079)
Net increase (decrease)	13,008,146	$135,777,800	6,953,770	$ 70,652,446
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	Year ended March 31, 2010		Year ended March 31, 2009
	Shares	Amount	Shares	Amount

Core Plus
Investor Class
Sold	3,311,758	$34,781,242	732,880	$ 7,411,245
Issued in reinvestment of distributions	53,911	566,771	31,336	314,429
Redeemed	(849,200)	(8,878,814)	(570,724)	(5,756,889)
	2,516,469	26,469,199	193,492	1,968,785
Institutional Class
Sold	105,747	1,124,932	—	—
Issued in reinvestment of distributions	14,637	152,478	34,075	340,436
Redeemed	(439,385)	(4,655,511)	—	—
	(319,001)	(3,378,101)	34,075	340,436
A Class
Sold	2,735,135	28,411,036	2,452,010	24,549,828
Issued in reinvestment of distributions	135,424	1,420,778	83,368	829,500
Redeemed	(1,929,757)	(20,127,429)	(579,920)	(5,814,668)
	940,802	9,704,385	1,955,458	19,564,660
B Class
Sold	24,450	250,309	30,657	308,138
Issued in reinvestment of distributions	4,849	50,619	28,085	280,166
Redeemed	(101,348)	(1,062,593)	(307,950)	(3,078,229)
	(72,049)	(761,665)	(249,208)	(2,489,925)
C Class
Sold	653,468	6,832,060	471,278	4,743,805
Issued in reinvestment of distributions	17,291	180,772	33,449	333,448
Redeemed	(689,038)	(7,138,851)	(83,668)	(831,674)
	(18,279)	(126,019)	421,059	4,245,579
R Class
Sold	18,098	185,881	46	473
Issued in reinvestment of distributions	4,938	51,371	29,874	298,199
Redeemed	(238,003)	(2,457,183)	(200,502)	(2,000,005)
	(214,967)	(2,219,931)	(170,582)	(1,701,333)
Net increase (decrease)	2,832,975	$29,687,868	2,184,294	$21,928,202

5. Securities Lending

As of March 31, 2010, the funds did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The funds’ risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited. Investments made with cash collateral may decline in value.

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6. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data
(including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities and other financial instruments as of March 31, 2010. The Schedule of
Investments provides additional details on the funds’ portfolio holdings.

	Level 1	Level 2	Level 3

Short Duration
Investment Securities
Corporate Bonds	$1,899,955	$ 87,681,879	—
U.S. Treasury Securities	—	64,680,650	—
U.S. Government Agency Securities and Equivalents	—	35,592,400	—
Commercial Mortgage-Backed Securities	—	15,838,511	—
Collateralized Mortgage Obligations	—	7,755,166	—
Municipal Securities	—	2,369,327	—
Asset-Backed Securities	—	1,707,109	—
U.S. Government Agency Mortgage-Backed Securities	—	669,673	—
Short-Term Investments	—	452,907	—
Sovereign Governments & Agencies	—	297,624	—
Temporary Cash Investments	2,217	4,346,000	—
Total Value of Investment Securities	$1,902,172	$221,391,246	—

Other Financial Instruments
Futures Contracts	$6,013	—	—
Swap Agreements	—	$46,943	—
Total Unrealized Gain (Loss)
on Other Financial Instruments	$6,013	$46,943	—

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	Level 1	Level 2	Level 3

Core Plus
Investment Securities
Corporate Bonds	$ 857,189	$31,581,248	—
U.S. Government Agency Mortgage-Backed Securities	—	18,521,434	—
U.S. Treasury Securities	—	10,830,944	—
Commercial Mortgage-Backed Securities	—	6,000,066	—
U.S. Government Agency Securities and Equivalents	—	5,374,714	—
Collateralized Mortgage Obligations	—	3,110,919	—
Sovereign Governments & Agencies	—	1,186,100	—
Municipal Securities	—	1,141,485	—
Short-Term Investments	—	206,762	—
Asset-Backed Securities	—	90,043	—
Temporary Cash Investments	273,947	8,252,000	—
Total Value of Investment Securities	$1,131,136	$86,295,715	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$ 11,643	—
Futures Contracts	$(3,109)	—	—
Swap Agreements	—	117,019	—
Total Unrealized Gain (Loss)
on Other Financial Instruments	$(3,109)	$128,662	—

7. Derivative Instruments

Credit Risk — The funds are subject to credit risk in the normal course of pursuing their investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/ seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the funds’ typical volume during the period.

Interest Rate Risk — The funds are subject to interest rate risk in the normal course of pursuing their investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements.

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Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. For Short Duration, the interest rate risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period. Core Plus began investing in interest rate risk derivatives in November 2009. The interest rate risk derivative instruments at period end as disclosed on Core Plus’ Schedule of Investments are indicative of the fund’s typical volume since November 2009.

Foreign Currency Risk — Core Plus is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. For Core Plus, the foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of March 31, 2010

	Asset Derivatives		Liability Derivatives
Fund/Type	Location on Statement		Location on Statement
of Derivative	of Assets and Liabilities	Value	of Assets and Liabilities	Value

Short Duration
Credit Risk	Swap agreements	$4,835	Swap agreements	—
Interest Rate Risk	Receivable for variation	—	Payable for variation	$13,750
	margin on futures contracts		margin on futures contracts
		$4,835		$13,750

Core Plus
Credit Risk	Swap agreements	$18,767	Swap agreements	—
Interest Rate Risk	Receivable for variation	5,753	Payable for variation	$6,081
	margin on futures contracts		margin on futures contracts
Foreign Currency Risk	Receivable for forward foreign	11,643	Payable for forward foreign	—
	currency exchange contracts		currency exchange contracts
		$36,163		$6,081

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Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010

			Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
Fund/Type	Location on		Location on
of Derivative	Statement of Operations	Value	Statement of Operations	Value

Short Duration
Credit Risk	Net realized gain (loss) on	$ 3,473	Change in net unrealized	$ 73,091
	swap agreement transactions		appreciation (depreciation)
			on swap agreements
Interest Rate Risk	Net realized gain (loss) on	(152,750)	Change in net unrealized	(11,063)
	futures contract transactions		appreciation (depreciation)
			on futures contracts
		$(149,277)		$ 62,028

Core Plus
Credit Risk	Net realized gain (loss) on	$ 7,532	Change in net unrealized	$161,388
	swap agreement transactions		appreciation (depreciation)
			on swap agreements
Interest Rate Risk	Net realized gain (loss) on	(4,393)	Change in net unrealized	(3,109)
	futures contract transactions		appreciation (depreciation)
			on futures contracts
Foreign Currency Risk	Net realized gain (loss) on	17,629	Change in net unrealized	11,643
	foreign currency transactions		appreciation (depreciation)
			on translation of assets and
			liabilities in foreign currencies
		$20,768		$169,922

8. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended March 31, 2010, the funds did not utilize the program.

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9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 were as follows:

	Short Duration			Core Plus
	2010	2009	2010		2009
Distributions Paid From
Ordinary income	$3,777,018	$1,265,124	$2,821,370		$1,943,185
Long-term capital gains	$87,183	$190,535	$22,672		$668,971

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

	Short Duration	Core Plus
Federal tax cost of investments	$220,656,628	$84,859,229
Gross tax appreciation of investments	$2,834,266	$2,864,834
Gross tax depreciation of investments	(197,476)	(297,212)
Net tax appreciation (depreciation) of investments	$2,636,790	$2,567,622
Net tax appreciation (depreciation) on derivatives
and translation of assets and liabilities in foreign currencies	$ 45,966	$ 114,666
Net tax appreciation (depreciation)	$2,682,756	$2,682,288
Undistributed ordinary income	$335,606	$398,644
Accumulated long-term gains	$1,981	$19,738

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, straddle positions and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

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10. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Trustees approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On April 1, 2010, the Board of Trustees approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval at a Special Meeting of Shareholders to be held on June 16, 2010.

11. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the funds. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

12. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

Short Duration and Core Plus hereby designate $87,183 and $22,672, respectively, or up to the maximum amount allowable, of long-term capital gain distributions for the fiscal year ended March 31, 2010.

Short Duration and Core Plus hereby designate $920,502 and $368,335, respectively, of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

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Financial Highlights

Short Duration

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.26	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.23	0.29	0.45	0.15
Net Realized and Unrealized Gain (Loss)	0.27	0.14	0.25	—(3)
Total From Investment Operations	0.50	0.43	0.70	0.15
Distributions
From Net Investment Income	(0.24)	(0.35)	(0.44)	(0.15)
From Net Realized Gains	(0.06)	(0.08)	—	—
Total Distributions	(0.30)	(0.43)	(0.44)	(0.15)
Net Asset Value, End of Period	$10.46	$10.26	$10.26	$10.00

Total Return(4)	4.98%	4.29%	7.17%	1.46%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.61%	0.62%	0.62%	0.62%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.25%	2.90%	4.42%	4.48%(5)
Portfolio Turnover Rate	111%	182%	113%	157%
Net Assets, End of Period (in thousands)	$93,643	$14,083	$2,301	$1,700

(1)	November 30, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.

See Notes to Financial Statements.

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Short Duration

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.26	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.25	0.37	0.47	0.15
Net Realized and Unrealized Gain (Loss)	0.27	0.08	0.25	—(3)
Total From Investment Operations	0.52	0.45	0.72	0.15
Distributions
From Net Investment Income	(0.26)	(0.37)	(0.46)	(0.15)
From Net Realized Gains	(0.06)	(0.08)	—	—
Total Distributions	(0.32)	(0.45)	(0.46)	(0.15)
Net Asset Value, End of Period	$10.46	$10.26	$10.26	$10.00

Total Return(4)	5.19%	4.49%	7.38%	1.52%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.41%	0.42%	0.42%	0.42%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.45%	3.10%	4.62%	4.68%(5)
Portfolio Turnover Rate	111%	182%	113%	157%
Net Assets, End of Period (in thousands)	$1,348	$84	$1,818	$1,693

(1)	November 30, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.

See Notes to Financial Statements.

55

Short Duration

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.26	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.21	0.26	0.42	0.14
Net Realized and Unrealized Gain (Loss)	0.27	0.15	0.25	—(3)
Total From Investment Operations	0.48	0.41	0.67	0.14
Distributions
From Net Investment Income	(0.22)	(0.33)	(0.41)	(0.14)
From Net Realized Gains	(0.06)	(0.08)	—	—
Total Distributions	(0.28)	(0.41)	(0.41)	(0.14)
Net Asset Value, End of Period	$10.46	$10.26	$10.26	$10.00

Total Return(4)	4.72%	4.03%	6.91%	1.37%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.86%	0.87%	0.87%	0.87%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.00%	2.65%	4.17%	4.23%(5)
Portfolio Turnover Rate	111%	182%	113%	157%
Net Assets, End of Period (in thousands)	$99,307	$61,314	$4,559	$1,690

(1)	November 30, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.

See Notes to Financial Statements.

56

Short Duration

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.26	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.13	0.27	0.35	0.11
Net Realized and Unrealized Gain (Loss)	0.27	0.06	0.25	—(3)
Total From Investment Operations	0.40	0.33	0.60	0.11
Distributions
From Net Investment Income	(0.14)	(0.25)	(0.34)	(0.11)
From Net Realized Gains	(0.06)	(0.08)	—	—
Total Distributions	(0.20)	(0.33)	(0.34)	(0.11)
Net Asset Value, End of Period	$10.46	$10.26	$10.26	$10.00

Total Return(4)	3.94%	3.25%	6.11%	1.13%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.61%	1.62%	1.62%	1.62%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.25%	1.90%	3.42%	3.48%(5)
Portfolio Turnover Rate	111%	182%	113%	157%
Net Assets, End of Period (in thousands)	$1,232	$1,075	$1,834	$1,686

(1)	November 30, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.

See Notes to Financial Statements.

57

Short Duration

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.26	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.13	0.21	0.34	0.11
Net Realized and Unrealized Gain (Loss)	0.27	0.12	0.26	—(3)
Total From Investment Operations	0.40	0.33	0.60	0.11
Distributions
From Net Investment Income	(0.14)	(0.25)	(0.34)	(0.11)
From Net Realized Gains	(0.06)	(0.08)	—	—
Total Distributions	(0.20)	(0.33)	(0.34)	(0.11)
Net Asset Value, End of Period	$10.46	$10.26	$10.26	$10.00

Total Return(4)	3.94%	3.25%	6.11%	1.13%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.61%	1.62%	1.62%	1.62%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.25%	1.90%	3.42%	3.48%(5)
Portfolio Turnover Rate	111%	182%	113%	157%
Net Assets, End of Period (in thousands)	$28,464	$10,042	$3,006	$1,686

(1)	November 30, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.

See Notes to Financial Statements.

58

Short Duration

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.26	$10.26	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.18	0.33	0.40	0.13
Net Realized and Unrealized Gain (Loss)	0.27	0.05	0.25	—(3)
Total From Investment Operations	0.45	0.38	0.65	0.13
Distributions
From Net Investment Income	(0.19)	(0.30)	(0.39)	(0.13)
From Net Realized Gains	(0.06)	(0.08)	—	—
Total Distributions	(0.25)	(0.38)	(0.39)	(0.13)
Net Asset Value, End of Period	$10.46	$10.26	$10.26	$10.00

Total Return(4)	4.46%	3.77%	6.64%	1.29%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.11%	1.12%	1.12%	1.12%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.75%	2.40%	3.92%	3.98%(5)
Portfolio Turnover Rate	111%	182%	113%	157%
Net Assets, End of Period (in thousands)	$432	$61	$1,801	$1,689

(1)	November 30, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.

See Notes to Financial Statements.

59

Core Plus

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.07	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.42	0.43	0.45	0.14
Net Realized and Unrealized Gain (Loss)	0.59	(0.12)	0.51	(0.03)
Total From Investment Operations	1.01	0.31	0.96	0.11
Distributions
From Net Investment Income	(0.43)	(0.50)	(0.44)	(0.15)
From Net Realized Gains	(0.07)	(0.22)	—	—
Total Distributions	(0.50)	(0.72)	(0.44)	(0.15)
Net Asset Value, End of Period	$10.58	$10.07	$10.48	$9.96

Total Return(3)	10.22%	3.28%	9.88%	1.04%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.66%	0.67%	0.67%	0.67%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.99%	4.17%	4.46%	4.44%(4)
Portfolio Turnover Rate	131%	255%	232%	133%
Net Assets, End of Period (in thousands)	$34,569	$7,555	$5,830	$4,211

(1)	November 30, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.

See Notes to Financial Statements.

60

Core Plus

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.07	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.43	0.45	0.47	0.15
Net Realized and Unrealized Gain (Loss)	0.61	(0.12)	0.51	(0.04)
Total From Investment Operations	1.04	0.33	0.98	0.11
Distributions
From Net Investment Income	(0.46)	(0.52)	(0.46)	(0.15)
From Net Realized Gains	(0.07)	(0.22)	—	—
Total Distributions	(0.53)	(0.74)	(0.46)	(0.15)
Net Asset Value, End of Period	$10.58	$10.07	$10.48	$9.96

Total Return(3)	10.44%	3.48%	10.10%	1.11%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.46%	0.47%	0.47%	0.47%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	4.19%	4.37%	4.66%	4.64%(4)
Portfolio Turnover Rate	131%	255%	232%	133%
Net Assets, End of Period (in thousands)	$1,669	$4,802	$4,638	$4,214

(1)	November 30, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.

See Notes to Financial Statements.

61

Core Plus

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.07	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.39	0.39	0.42	0.14
Net Realized and Unrealized Gain (Loss)	0.60	(0.10)	0.51	(0.04)
Total From Investment Operations	0.99	0.29	0.93	0.10
Distributions
From Net Investment Income	(0.41)	(0.48)	(0.41)	(0.14)
From Net Realized Gains	(0.07)	(0.22)	—	—
Total Distributions	(0.48)	(0.70)	(0.41)	(0.14)
Net Asset Value, End of Period	$10.58	$10.07	$10.48	$9.96

Total Return(3)	9.95%	3.02%	9.61%	0.96%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.91%	0.92%	0.92%	0.92%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.74%	3.92%	4.21%	4.19%(4)
Portfolio Turnover Rate	131%	255%	232%	133%
Net Assets, End of Period (in thousands)	$37,131	$25,863	$6,415	$4,207

(1)	November 30, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.

See Notes to Financial Statements.

62

Core Plus

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.07	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.31	0.33	0.35	0.11
Net Realized and Unrealized Gain (Loss)	0.60	(0.12)	0.51	(0.04)
Total From Investment Operations	0.91	0.21	0.86	0.07
Distributions
From Net Investment Income	(0.33)	(0.40)	(0.34)	(0.11)
From Net Realized Gains	(0.07)	(0.22)	—	—
Total Distributions	(0.40)	(0.62)	(0.34)	(0.11)
Net Asset Value, End of Period	$10.58	$10.07	$10.48	$9.96

Total Return(3)	9.13%	2.25%	8.80%	0.71%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.66%	1.67%	1.67%	1.67%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.99%	3.17%	3.46%	3.44%(4)
Portfolio Turnover Rate	131%	255%	232%	133%
Net Assets, End of Period (in thousands)	$1,261	$1,926	$4,614	$4,197

(1)	November 30, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.

See Notes to Financial Statements.

63

Core Plus

C Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.07	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.31	0.32	0.35	0.11
Net Realized and Unrealized Gain (Loss)	0.60	(0.11)	0.51	(0.04)
Total From Investment Operations	0.91	0.21	0.86	0.07
Distributions
From Net Investment Income	(0.33)	(0.40)	(0.34)	(0.11)
From Net Realized Gains	(0.07)	(0.22)	—	—
Total Distributions	(0.40)	(0.62)	(0.34)	(0.11)
Net Asset Value, End of Period	$10.58	$10.07	$10.48	$9.96

Total Return(3)	9.13%	2.25%	8.80%	0.71%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.66%	1.67%	1.67%	1.67%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.99%	3.17%	3.46%	3.44%(4)
Portfolio Turnover Rate	131%	255%	232%	133%
Net Assets, End of Period (in thousands)	$10,397	$10,080	$6,074	$4,197

(1)	November 30, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.

See Notes to Financial Statements.

64

Core Plus

R Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.07	$10.48	$9.96	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.36	0.38	0.40	0.13
Net Realized and Unrealized Gain (Loss)	0.60	(0.12)	0.51	(0.04)
Total From Investment Operations	0.96	0.26	0.91	0.09
Distributions
From Net Investment Income	(0.38)	(0.45)	(0.39)	(0.13)
From Net Realized Gains	(0.07)	(0.22)	—	—
Total Distributions	(0.45)	(0.67)	(0.39)	(0.13)
Net Asset Value, End of Period	$10.58	$10.07	$10.48	$9.96

Total Return(3)	9.68%	2.76%	9.34%	0.88%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.16%	1.17%	1.17%	1.17%(4)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.49%	3.67%	3.96%	3.94%(4)
Portfolio Turnover Rate	131%	255%	232%	133%
Net Assets, End of Period (in thousands)	$562	$2,699	$4,595	$4,204

(1)	November 30, 2006 (fund inception) through March 31, 2007.
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.

See Notes to Financial Statements.

65

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust
and Shareholders of the Short Duration Fund and the Core Plus Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short Duration Fund and the Core Plus Fund (two of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Funds”) at March 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2010

66

Management

The Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Trustees
John Freidenrich
Year of Birth: 1937
Position(s) with the Funds: Trustee
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis
Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB,
Stanford Law School; formerly, partner and founder, Ware and Freidenrich Law
Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Funds: Trustee and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and
Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of
Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School;
formerly, attorney, Steinhart, Goldberg, Feigenbaum & Ladar

67

Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Funds: Trustee
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors
(investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Economics, University of British Columbia;
MA in Economics, University of Chicago; PhD in Business, Stanford University;
formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief
Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President,
Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange,
Chicago Mercantile Exchange and Columbia University; formerly, faculty member,
Graduate School of Business, Columbia University and Alfred P. Sloan School of
Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Funds: Trustee
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Intraware, Inc. (2003 to 2009); Digital Impact, Inc.
(2003 to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly,
Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.;
formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Funds: Trustee
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset
Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Dimensional Fund Advisors (investment advisor); CME
Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario);
MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the
Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of
Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

68

John B. Shoven
Year of Birth: 1947
Position(s) with the Funds: Trustee
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University
(1973 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Cadence Design Systems; Exponent; Financial Engines;
PalmSource, Inc. (2002 to 2005); Watson Wyatt Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in
Economics, Yale University; Director of the Stanford Institute for Economic Policy
Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Jeanne D. Wohlers
Year of Birth: 1945
Position(s) with the Funds: Trustee
Length of Time Served: Since 1984
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Mathematics, Skidmore College; MBA,
Columbia University; Chartered Financial Analyst (CFA); formerly, Vice President,
Chief Financial Officer and Secretary, Sybase, Inc.; prior experience as an investment officer and investment analyst

Interested Trustee
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Funds: Trustee and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President,
ACIM; Director, ACIM and other ACC subsidiaries. Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to
November 2005)
Number of Funds in Fund Complex Overseen by Trustee: 104
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

69

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S.	Trustee and	President and Chief Executive Officer, ACC (March 2007 to present); Chief
Thomas	President	Administrative Officer, ACC (February 2006 to March 2007); Executive
(1963)	since 2007	Vice President, ACC (November 2005 to February 2007). Also serves as:
Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM;
Director, ACIM and other ACC subsidiaries. Global Chief Operating Officer and Managing Director, Morgan Stanley (March 2000 to November 2005)
Barry Fink	Executive	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	Vice President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries
Maryanne L.	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM and ACS (August
Roepke	Officer since 2006	2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
(1956)	and Senior	and Treasurer and Chief Financial Officer, various American Century funds
	Vice President	(July 2000 to August 2006). Also serves as: Senior Vice President, ACS since 2000
Charles A.	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007 and	2005 to present); General Counsel, ACC (March 2007 to present); Also
(1957)	Senior Vice	serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
	President	and Senior Vice President, ACIM and ACS
since 2006
Robert J. Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David H. Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2001	(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice
President, ACIM and ACS
Ward D. Stauffer	Secretary	Attorney, ACC (June 2003 to Present)
(1960)	since 2005

The SAI has additional information about the funds’ trustees and is available without charge, upon request, by calling 1-800-345-2021.

70

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Funds under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Funds approved by the Funds’ Board of Trustees (the “Board”). The Advisor previously served as investment advisor to the Funds pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments that holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Funds by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Funds and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Funds, shareholder services, audit and compliance functions and a variety of other matters relating to the Funds’ operations.

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor

71

will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Funds. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Funds by the Advisor was in the best interests of the Funds and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Funds and services provided to the Funds by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Funds, shareholder services, audit and compliance functions and a variety of other matters relating to the Funds’ operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Funds;

• the wide range of programs and services the Advisor provides to the Funds and their shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Funds to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Funds’ performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Funds to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Funds with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Funds and potential sharing of economies of scale in connection with the management of the Funds.

72

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Funds on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Funds.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for each Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Funds. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Funds

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of each Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

73

Investment Management Services. The investment management services provided to the Funds are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage each Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for each Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Funds with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Funds, its profitability in managing the Funds, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Funds as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

74

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Funds. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of each Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Funds. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Funds increase in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of each Fund reflect the complexity of assessing economies of scale.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Funds pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Funds’ Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Funds and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing each Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by each Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

75

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The Board analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Funds. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Funds to determine breakpoints in each Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

76

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

77

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital U.S. 1- to 3-Year Government/Credit Index is a component of the U.S. Government/Credit Index, which includes Treasury and agency securities (Government Index) and publicly issued U.S. corporate and foreign debentures and secured notes (Credit Index). The bonds in the index are investment-grade with a maturity between one and three years. It is not an investment product available for purchase.

The Barclays Capital U.S. Aggregate Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Corporate High-Yield Index covers the universe of fixed-rate, non-investment grade corporate debt of issuers in non-emerging market countries.

The Barclays Capital U.S. Corporate Investment-Grade Index is a component of the U.S. Aggregate Index and includes publicly issued U.S. corporate debentures and secured notes.

The Barclays Capital U.S. Mortgage-Backed Securities Index is a component of the U.S. Aggregate Index and covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).

The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more and excludes zero coupon strips.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index consists of Treasury inflation-protected securities with a remaining maturity of one year or more.

The Citigroup Government/Corporate 1- to 3-Year Index is a market-capitalization weighted index that includes fixed-rate government and corporate issues with maturities between one and three years.

The Citigroup US Broad Investment-Grade (BIG) Bond Index is a market-capitalization weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

78

Notes

79

Notes

80

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Investment Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1005
CL-ANN-68259N

Annual Report
March 31, 2010

American Century Investments®

NT Diversified Bond Fund

President’s Letter	2
Market Perspective	3
U.S. Fixed-Income Total Returns	3

NT Diversified Bond

Performance	4
Portfolio Commentary	5
Portfolio at a Glance	7
Yields	7
Types of Investments in Portfolio	7

Shareholder Fee Example	8

Financial Statements

Schedule of Investments	10
Statement of Assets and Liabilities	25
Statement of Operations	26
Statement of Changes in Net Assets	27
Notes to Financial Statements	28
Financial Highlights	36
Report of Independent Registered Public Accounting Firm	37

Other Information

Management	38
Board Approval of Management Agreements	42
Additional Information	48
Index Definitions	49

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

To learn more about the capital markets, your investment, and the portfolio management strategies American Century Investments provides, we encourage you to review this shareholder report for the financial reporting period ended March 31, 2010.

On the following pages, you will find investment performance and portfolio information, presented with the expert perspective and commentary of our portfolio management team. This report remains one of our most important vehicles for conveying the information you need about your investment performance, and about the market factors and strategies that affect fund returns. For additional information on the markets, we encourage you to visit the “Insights & News” tab at our Web site, americancentury.com, for updates and further expert commentary.

The top of our Web site’s home page also provides a link to “Our Story,” which, first and foremost, outlines our commitment—since 1958—to helping clients reach their financial goals. We believe strongly that we will only be successful when our clients are successful. That’s who we are.

Another important, unique facet of our story and who we are is “Profits with a Purpose,” which describes our bond with the Stowers Institute for Medical Research (SIMR). SIMR is a world-class biomedical organization—founded by our company founder James E. Stowers, Jr. and his wife Virginia—that is dedicated to researching the causes, treatment, and prevention of gene-based diseases, including cancer. Through American Century Investments’ private ownership structure, more than 40% of our profits support SIMR.

Mr. Stowers’ example of achieving financial success and using that platform to help humanity motivates our entire American Century Investments team. His story inspires us to help each of our clients achieve success. Thank you for sharing your financial journey with us.

Sincerely,

Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Market Perspective

By David MacEwen, Chief Investment Officer, Fixed Income

Economic and Market Rebound

Fixed-income markets witnessed a historically wide dispersion of returns in the 12 months ended March 31, 2010 (see the accompanying table), which captured the rebound of the U.S. economy and financial markets from the depths of the recession and credit crisis. The foundation for this dramatic turnaround was laid by the government’s extraordinary monetary and fiscal stimulus policies taken in response to the financial crisis in late 2008.

These stimulus measures helped the U.S. economy emerge from the Great Recession and return to positive growth in the second half of 2009, while inflation remained tame. Nevertheless, the unemployment rate stood at 9.7% in March 2010 and bank lending—a key driver of economic growth—remained weak. In that environment, the Federal Reserve (the Fed) held its short-term rate target near 0%, where it’s stood since December 2008.

Historic Extremes in Bond Performance

Better economic and market conditions caused a reversal of the trading that colored the credit crisis, when the lowest-rated bonds performed worst and investors favored the safety of Treasuries over virtually every other type of investment. This sharp reversal meant calendar 2009 was the worst year on record for longer-term Treasury bonds, while credit-sensitive bonds enjoyed their best year ever. These performance trends continued into 2010; as a result, high-yield and investment-grade corporate bonds enjoyed remarkable returns in the 12 months ended in March. At the same time, intermediate- and long-term Treasuries produced very poor performance as investors worried about the effect of massive debt and unprecedented monetary policies on future inflation and interest rates. With short rates anchored by the Fed, declining prices and rising yields for longer-dated Treasuries meant the difference in yield between short- and long-term bonds approached historic wides (the yield curve steepened).

Mortgage-backed securities had modest, positive returns, buoyed by the Fed’s active support for this market, which ended in March 2010. Cash returns were essentially flat, reflecting the Fed’s policy of extremely low rates. For the fiscal year, the Barclays Capital U.S. Aggregate Index (a broad-based bond index) rose 7.69%, as Treasuries’ negative returns offset the strong performance of credit-sensitive sectors.

U.S. Fixed-Income Total Returns
For the 12 months ended March 31, 2010
Treasury Bellwethers		Barclays Capital U.S. Bond Market Indices
3-Month Bill	0.19%	Corporate High-Yield	56.18%
2-Year Note	1.58%	Corporate Investment-Grade	23.80%
10-Year Note	–6.35%	Aggregate	7.69%
30-Year Bond	–14.43%	TIPS (inflation-linked)	6.18%
		Mortgage (mortgage-backed)	5.21%
		Treasury	–1.18%

3

Performance

NT Diversified Bond

Total Returns as of March 31, 2010
			Average
			Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Institutional Class	ACLDX	7.99%(1)	7.09%	5/12/06
Barclays Capital U.S.
Aggregate Index(2)	—	7.69%	6.61%	—
Citigroup US Broad
Investment-Grade Bond Index	—	6.44%	6.86%	—
(1)	Class returns would have been lower if American Century Investments had not voluntarily waived a portion of its management fee.
(2)	In January 2010, the fund’s benchmark changed from the Citigroup US Broad Investment-Grade Bond Index to the Barclays Capital U.S.
Aggregate Index. This reflects a change in the portfolio management analytics software used by American Century Investments’ fixed-income teams. The investment process is unchanged.

(3)	From 5/12/06, the Institutional Class’s inception date. Not annualized.
(4)	Ending value would have been lower if a portion of the class’s management fee had not been waived.

Total Annual Fund Operating Expenses
Institutional Class	0.42%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary

NT Diversified Bond

Portfolio Managers: David MacEwen, Bob Gahagan, Jeff Houston, Brian Howell and Hando Aguilar

Performance Summary

NT Diversified Bond returned 7.99%* for the 12 months ended March 31, 2010. By comparison, the Barclays Capital U.S. Aggregate Index and Citigroup US Broad Investment-Grade (BIG) Bond Index returned 7.69% and 6.44%, respectively. See page 4 for additional performance comparisons. Portfolio returns reflect operating expenses, while index returns do not.

Going forward, the portfolio’s performance will be presented solely against the Barclays Capital U.S. Aggregate Index, as opposed to the Citigroup BIG Bond Index, to reflect a change in the portfolio management analytic system used by American Century Investments’ Fixed Income team.

Favoring Corporates Over Treasuries Helped

We manage the portfolio using a relative value approach to investing, believing that significant areas of the bond market are inherently inefficient and respond predictably to extremes. Our Treasury underweight position is an example of this approach at work. We found this sector unattractive because of historically low Treasury yields, record high government budget deficits, and the threat of future inflation as a result of unprecedented stimulus measures. That underweight position aided performance in a period when Treasuries had negative absolute results. And within this sector, we held an allocation to inflation-indexed securities, which outperformed plain vanilla Treasuries.

At the same time, we increased our exposure to corporate securities, which were as attractive relative to Treasuries in the wake of the credit crisis as they had ever been. This positioning contributed to performance because corporates were the best-performing portion of the taxable bond market by far during the 12 months. However, performance would have been even better had we not favored higher-quality bonds from less economically sensitive industries, as the best-performing bonds for the fiscal year tended to be lower-rated securities from cyclical industries that did worst during the credit crisis.

Other Notable Trades

It was also beneficial to hold an underweight position in government agency mortgage-backed securities (MBS), which we found to be unattractive because agency MBS offered little additional yield relative to Treasuries. In addition, the Federal Reserve announced it would end its explicit participation in the market to support agency MBS in early 2010. In place of agency MBS we held collateralized mortgage obligations and commercial mortgage-backed securities, which did well for the fiscal year. Performance also benefited from a small allocation early in the period to taxable municipal bonds issued as part of the federal government’s Build America Bonds program.

*Class returns would have been lower had management fees not been waived.

5

NT Diversified Bond

We also put in place a trade designed to benefit from changes in the shape of the Treasury yield curve (a “curve flattener” trade). We implemented the trade in late 2009 when the yield difference, or spread, between two- and 30-year securities approached the widest levels on record. This is another good example of a long-term trade designed to exploit market inefficiencies and tendency to “revert to the mean” after periods of significant divergence from typical yield relationships. To execute this trade, we sold two-year Treasury futures short (anticipating value declines as short-term interest rates rise) and bought longer-term Treasury futures long.

Unfortunately, the portfolio’s small stake in non-dollar foreign bonds detracted from performance. We view this as a long-term hedge position against the possibility of a declining U.S. dollar. However, during the reporting period, concerns about Greek and other European debt meant the dollar actually did better against the euro than we anticipated. (A stronger dollar versus other currencies reduces returns on overseas securities for U.S. investors.)

Outlook

“We believe we are at an important juncture for the economy and fixed-income markets,” said Portfolio Manager Bob Gahagan. “On the economic front, we expect a relatively modest, bumpy recovery. That’s because while profitability has returned to Wall Street and big businesses with global reach, U.S. consumers and small businesses still face headwinds—credit remains tight, debt burdens are stubbornly high, and wages are under pressure from the weak job market. Under those sorts of conditions, we think the Federal Reserve will continue to keep short-term interest rates low for an extended period.”

“Similarly, we believe we are at an inflection point for fixed-income markets in terms of bond yields, the shape of the yield curve, and the likely performance for credit-sensitive bonds. As a result, we expect to carry on with and gradually increase our corporate bond overweight and yield curve flattener trades. In addition, because we expect the government’s unprecedented stimulus policies to result in inflation down the road, we’re likely to continue to look for opportunities to add inflation-protected securities and non-dollar-denominated bonds. Finally, we think investor expectations for bond returns going forward should be more modest than in years past—we don’t expect the historically broad dispersion of returns we saw across the bond market in 2008 and 2009.”

6

NT Diversified Bond

Portfolio at a Glance
As of 3/31/10
Weighted Average Life	6.2 years
Average Duration (effective)	4.6 years

Yields as of March 31, 2010(1)
30-day SEC Yield
Institutional Class	3.16%
(1) Yields would have been lower if a portion of fees had not been waived.

Types of Investments in Portfolio
% of fund
investments
as of 3/31/10
Corporate Bonds	27.6%
U.S. Treasury Securities	27.4%
U.S. Government Agency Mortgage-Backed Securities	20.0%
U.S. Government Agency Securities and Equivalents	8.0%
Commercial Mortgage-Backed Securities	5.4%
Collateralized Mortgage Obligations	3.6%
Municipal Securities	1.3%
Sovereign Governments & Agencies	1.2%
Asset-Backed Securities	0.4%
Short-Term Investments	0.2%
Temporary Cash Investments	4.9%

7

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2009 to March 31, 2010.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)	Annualized
	10/1/09	3/31/10	10/1/09 – 3/31/10	Expense Ratio(1)
Actual (after waiver)(2)	$1,000	$1,019.60	$1.81	0.36%
Actual (before waiver)	$1,000	$1,019.60(3)	$2.06	0.41%
Hypothetical (after waiver)(2)	$1,000	$1,023.14	$1.82	0.36%
Hypothetical (before waiver)	$1,000	$1,022.89	$2.07	0.41%
(1)	Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
(2)	During the six months ended March 31, 2010, the fund received a partial waiver of its management fee.
(3)	Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

9

Schedule of Investments

NT Diversified Bond

MARCH 31, 2010
	Principal			Principal
	Amount	Value		Amount	Value
Corporate Bonds — 27.8%			SABMiller plc,
			6.20%, 7/1/11(1)(2)	$ 360,000	$ 379,679
AEROSPACE & DEFENSE — 0.7%			SABMiller plc,
Honeywell International, Inc.,			5.50%, 8/15/13(1)(2)	250,000	267,869
5.30%, 3/15/17(1)	$ 160,000	$ 171,586
					4,189,400
Honeywell International, Inc.,			BIOTECHNOLOGY — 0.2%
5.30%, 3/1/18(1)	130,000	138,681
L-3 Communications Corp.,			Amgen, Inc.,
			5.85%, 6/1/17(1)	400,000	444,033
5.875%, 1/15/15(1)	700,000	715,750
L-3 Communications Corp.,			Amgen, Inc.,
			5.75%, 3/15/40(1)	380,000	377,562
5.20%, 10/15/19(1)(2)	570,000	573,907
Lockheed Martin Corp.,					821,595
7.65%, 5/1/16(1)	220,000	264,961	BUILDING PRODUCTS — 0.1%
Lockheed Martin Corp.,			Owens Corning,
5.50%, 11/15/39(1)	300,000	293,758	6.50%, 12/1/16(1)	540,000	571,953
Northrop Grumman Corp.,			CAPITAL MARKETS — 2.0%
3.70%, 8/1/14(1)	170,000	174,125	Bear Stearns Cos. LLC
United Technologies Corp.,			(The), 6.40%, 10/2/17(1)	630,000	696,810
6.125%, 2/1/19(1)	410,000	461,954	Credit Suisse (New York),
United Technologies Corp.,			5.00%, 5/15/13(1)	610,000	656,088
6.05%, 6/1/36(1)	230,000	241,984	Credit Suisse (New York),
United Technologies Corp.,			5.50%, 5/1/14(1)	340,000	370,406
5.70%, 4/15/40(1)	490,000	497,343	Credit Suisse (New York),
		3,534,049	5.30%, 8/13/19(1)	420,000	431,479
AUTOMOBILES — 0.2%			Credit Suisse AG,
			5.40%, 1/14/20(1)	200,000	201,943
American Honda
Finance Corp.,			Deutsche Bank
2.375%, 3/18/13(1)(2)	430,000	430,136	AG (London),
			4.875%, 5/20/13(1)	270,000	289,549
American Honda Finance
Corp., 7.625%, 10/1/18(1)(2)	170,000	198,500	Deutsche Bank
Daimler Finance N.A. LLC,			AG (London),
			3.875%, 8/18/14(1)	490,000	501,135
5.875%, 3/15/11(1)	150,000	156,094
Nissan Motor Acceptance			Goldman Sachs Group, Inc.
			(The), 6.00%, 5/1/14(1)	230,000	252,075
Corp., 3.25%, 1/30/13(1)(2)	130,000	131,370
		916,100	Goldman Sachs Group, Inc.
			(The), 5.125%, 1/15/15(1)	840,000	886,988
BEVERAGES — 0.8%			Goldman Sachs Group, Inc.
Anheuser-Busch			(The), 6.15%, 4/1/18(1)	340,000	360,316
InBev Worldwide, Inc.,			Goldman Sachs Group, Inc.
3.00%, 10/15/12(1)	750,000	770,597
			(The), 7.50%, 2/15/19(1)	1,200,000	1,373,629
Anheuser-Busch			Goldman Sachs Group, Inc.
InBev Worldwide, Inc.,			(The), 5.375%, 3/15/20(1)	300,000	297,791
6.875%, 11/15/19(2)	1,190,000	1,368,810
Anheuser-Busch			Jefferies Group, Inc.,
			8.50%, 7/15/19(1)	260,000	288,900
InBev Worldwide, Inc.,
5.00%, 4/15/20(1)(2)	300,000	301,512	Merrill Lynch & Co., Inc.,
			6.15%, 4/25/13(1)	475,000	511,791
Diageo Capital plc,
5.20%, 1/30/13(1)	280,000	303,176	Morgan Stanley,
			4.20%, 11/20/14(1)	920,000	922,990
Dr Pepper Snapple Group,
Inc., 6.82%, 5/1/18(1)	540,000	617,877	Morgan Stanley,
			6.00%, 4/28/15(1)	200,000	214,470
PepsiAmericas, Inc.,
4.375%, 2/15/14(1)	170,000	179,880

10

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
Morgan Stanley,			Wells Fargo & Co.,
6.625%, 4/1/18(1)	$ 210,000	$ 224,330	5.625%, 12/11/17(1)	$ 500,000	$ 531,162
Morgan Stanley,			Westpac Banking Corp.,
7.30%, 5/13/19(1)	660,000	730,404	1.90%, 12/14/12(1)(2)	2,500,000	2,532,920
Morgan Stanley,			Westpac Banking Corp.,
5.625%, 9/23/19(1)	550,000	549,056	4.875%, 11/19/19(1)	230,000	228,889
UBS AG (Stamford Branch),					8,514,167
5.875%, 12/20/17(1)	600,000	622,252	COMMERCIAL SERVICES & SUPPLIES — 0.4%
UBS AG (Stamford Branch),			Allied Waste North America,
5.75%, 4/25/18(1)	250,000	256,491	Inc., 6.375%, 4/15/11(1)	260,000	271,376
		10,638,893	Corrections Corp. of
CHEMICALS — 0.2%			America, 6.25%, 3/15/13(1)	550,000	560,313
Dow Chemical Co. (The),			Republic Services, Inc.,
4.85%, 8/15/12(1)	210,000	222,203	5.50%, 9/15/19(1)(2)	600,000	615,616
Dow Chemical Co. (The),			Republic Services, Inc.,
8.55%, 5/15/19(1)	360,000	436,225	6.20%, 3/1/40(1)(2)	340,000	332,292
Mosaic Co. (The),			Waste Management, Inc.,
7.625%, 12/1/16(1)(2)	315,000	345,668	6.125%, 11/30/39(1)	280,000	278,828
Rohm & Haas Co.,					2,058,425
5.60%, 3/15/13(1)	130,000	138,769	COMMUNICATIONS EQUIPMENT — 0.2%
		1,142,865	Cisco Systems, Inc.,
COMMERCIAL BANKS — 1.6%			5.90%, 2/15/39(1)	900,000	916,911
Barclays Bank plc,			CONSUMER FINANCE — 1.1%
5.00%, 9/22/16(1)	560,000	576,082	American Express Centurion
BB&T Corp.,			Bank, 5.55%, 10/17/12(1)	250,000	269,659
5.70%, 4/30/14(1)	250,000	271,912	American Express Centurion
Fifth Third Bancorp.,			Bank, 6.00%, 9/13/17(1)	950,000	1,020,788
6.25%, 5/1/13(1)	330,000	355,144	American Express Co.,
Lloyds TSB Bank plc,			7.25%, 5/20/14(1)	380,000	431,030
5.80%, 1/13/20(1)(2)	300,000	293,244	Capital One Bank USA N.A.,
National Australia Bank Ltd.,			8.80%, 7/15/19(1)	400,000	484,103
2.55%, 1/13/12(1)(2)	1,000,000	1,023,751	Capital One Capital V,
National Australia Bank Ltd.,			10.25%, 8/15/39(1)	200,000	237,558
3.75%, 3/2/15(1)(2)	290,000	291,453	General Electric Capital
PNC Bank N.A.,			Corp., 3.75%, 11/14/14(1)	900,000	912,732
4.875%, 9/21/17(1)	128,000	127,504	General Electric Capital
PNC Bank N.A.,			Corp., 4.375%, 9/21/15(1)	670,000	691,520
6.00%, 12/7/17(1)	160,000	169,936	General Electric Capital
PNC Funding Corp.,			Corp., 5.625%, 9/15/17(1)	250,000	263,546
3.625%, 2/8/15(1)	420,000	422,982	General Electric Capital
SunTrust Bank,			Corp., 6.00%, 8/7/19(1)	450,000	476,353
7.25%, 3/15/18(1)	100,000	107,097	General Electric Capital
Wachovia Bank N.A.,			Corp., 5.50%, 1/8/20	300,000	306,655
4.80%, 11/1/14(1)	339,000	349,276	John Deere Capital Corp.,
Wachovia Bank N.A.,			4.90%, 9/9/13(1)	250,000	270,376
4.875%, 2/1/15(1)	198,000	205,526	SLM Corp.,
Wells Fargo & Co.,			5.375%, 1/15/13(1)	240,000	237,174
4.375%, 1/31/13(1)	700,000	739,231	SLM Corp.,
Wells Fargo & Co.,			8.00%, 3/25/20(1)	220,000	214,588
3.625%, 4/15/15(1)	290,000	288,058			5,816,082

11

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
CONTAINERS & PACKAGING — 0.1%			AT&T, Inc.,
Ball Corp.,			6.70%, 11/15/13(1)	$ 770,000	$ 879,266
6.875%, 12/15/12(1)	$ 376,000	$ 379,760	AT&T, Inc., 5.10%, 9/15/14(1)	100,000	108,294
Ball Corp., 7.125%, 9/1/16(1)	330,000	352,275	AT&T, Inc.,
		732,035	6.80%, 5/15/36(1)	195,000	206,823
DIVERSIFIED CONSUMER SERVICES — 0.1%			AT&T, Inc.,
			6.55%, 2/15/39(1)	680,000	717,221
Board of Trustees of
The Leland Stanford			British Telecommunications
Junior University (The),			plc, 5.15%, 1/15/13(1)	250,000	264,492
3.625%, 5/1/14(1)	310,000	322,382	British Telecommunications
DIVERSIFIED FINANCIAL SERVICES — 2.2%			plc, 5.95%, 1/15/18(1)	280,000	287,892
Arch Western Finance LLC,			Cellco Partnership/Verizon
6.75%, 7/1/13(1)	450,000	453,937	Wireless Capital LLC,
			5.55%, 2/1/14(1)	340,000	371,862
Bank of America Corp.,
4.90%, 5/1/13(1)	600,000	628,153	Cellco Partnership/Verizon
			Wireless Capital LLC,
Bank of America Corp.,			8.50%, 11/15/18(1)	760,000	949,738
4.50%, 4/1/15(1)	680,000	686,431
			CenturyTel, Inc.,
Bank of America Corp.,			7.60%, 9/15/39(1)	520,000	502,691
6.50%, 8/1/16(1)	1,690,000	1,828,308
			Deutsche Telekom
Bank of America Corp.,			International Finance BV,
5.65%, 5/1/18(1)	150,000	151,995
			6.75%, 8/20/18(1)	400,000	448,891
Bank of America Corp.,			Deutsche Telekom
7.625%, 6/1/19(1)	270,000	309,364
			International Finance BV,
Bank of America N.A.,			8.75%, 6/15/30(1)	160,000	205,459
5.30%, 3/15/17(1)	720,000	713,342
			Embarq Corp.,
BP Capital Markets plc,			7.08%, 6/1/16(1)	82,000	89,413
5.25%, 11/7/13(1)	480,000	528,639
			France Telecom SA,
Citigroup, Inc.,			4.375%, 7/8/14(1)	420,000	443,118
5.50%, 4/11/13(1)	820,000	862,237
			New Communications
Citigroup, Inc.,			Holdings, Inc.,
6.01%, 1/15/15(1)	810,000	851,771	8.50%, 4/15/20(2)(3)	250,000	253,125
Citigroup, Inc.,			Qwest Corp.,
6.125%, 5/15/18(1)	490,000	501,472	7.875%, 9/1/11(1)	60,000	63,900
Citigroup, Inc.,			Qwest Corp.,
8.50%, 5/22/19(1)	160,000	187,056	7.50%, 10/1/14(1)	120,000	131,700
Citigroup, Inc.,			Sprint Capital Corp.,
8.125%, 7/15/39(1)	350,000	405,275	7.625%, 1/30/11(1)	400,000	413,500
CME Group Index Services			Telecom Italia Capital SA,
LLC, 4.40%, 3/15/18(1)(2)	380,000	373,089	6.18%, 6/18/14(1)	600,000	641,883
JPMorgan Chase & Co.,			Telefonica Emisiones SAU,
4.65%, 6/1/14(1)	650,000	687,477	5.98%, 6/20/11(1)	150,000	157,726
JPMorgan Chase & Co.,			Telefonica Emisiones SAU,
6.00%, 1/15/18(1)	2,220,000	2,413,719	5.88%, 7/15/19(1)	400,000	429,185
JPMorgan Chase Bank			Verizon Communications,
National Association,			Inc., 8.75%, 11/1/18(1)	670,000	841,853
5.875%, 6/13/16(1)(2)	250,000	269,164
			Verizon Communications,
		11,851,429	Inc., 6.40%, 2/15/38(1)	190,000	197,782
DIVERSIFIED TELECOMMUNICATION			Windstream Corp.,
SERVICES — 1.8%			7.875%, 11/1/17(1)	500,000	495,000
Alltel Corp.,					9,695,650
7.875%, 7/1/32(1)	180,000	216,290
AT&T, Inc., 6.25%, 3/15/11(1)	360,000	378,546

12

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
ELECTRIC UTILITIES — 0.9%			Kroger Co. (The),
Carolina Power & Light Co.,			5.00%, 4/15/13(1)	$ 350,000	$ 372,932
5.15%, 4/1/15(1)	$ 160,000	$ 173,989	Kroger Co. (The),
Carolina Power & Light Co.,			6.40%, 8/15/17(1)	300,000	333,902
5.25%, 12/15/15(1)	90,000	99,098	SYSCO Corp.,
Carolina Power & Light Co.,			4.20%, 2/12/13(1)	160,000	169,687
5.30%, 1/15/19(1)	180,000	189,691	Wal-Mart Stores, Inc.,
Cleveland Electric			5.875%, 4/5/27(1)	235,000	249,608
Illuminating Co. (The),			Wal-Mart Stores, Inc.,
5.70%, 4/1/17(1)	260,000	272,053	6.20%, 4/15/38(1)	140,000	151,285
Duke Energy Carolinas LLC,			Wal-Mart Stores, Inc.,
7.00%, 11/15/18(1)	420,000	495,610	5.625%, 4/1/40(3)	390,000	389,996
Duke Energy Corp.,					3,182,361
6.30%, 2/1/14(1)	360,000	401,354	FOOD PRODUCTS — 0.7%
Duke Energy Corp.,			General Mills, Inc.,
3.95%, 9/15/14(1)	260,000	268,151	5.65%, 9/10/12(1)	330,000	359,936
EDF SA, 4.60%, 1/27/20(1)(2)	520,000	513,587	General Mills, Inc.,
Exelon Generation Co. LLC,			5.25%, 8/15/13(1)	430,000	469,805
5.20%, 10/1/19(1)	330,000	333,990	General Mills, Inc.,
FirstEnergy Corp.,			5.65%, 2/15/19(1)	270,000	290,114
6.45%, 11/15/11(1)	22,000	23,343	Kellogg Co.,
FirstEnergy Solutions Corp.,			4.45%, 5/30/16(1)	320,000	340,143
6.05%, 8/15/21(1)	670,000	672,232	Kraft Foods, Inc.,
Florida Power Corp.,			6.00%, 2/11/13(1)	200,000	219,655
5.65%, 6/15/18(1)	180,000	195,219	Kraft Foods, Inc.,
Florida Power Corp.,			6.75%, 2/19/14(1)	300,000	337,633
6.35%, 9/15/37(1)	130,000	140,848	Kraft Foods, Inc.,
Niagara Mohawk Power			6.50%, 2/9/40(1)	850,000	883,792
Corp., 4.88%, 8/15/19(2)	200,000	198,994	Mead Johnson Nutrition Co.,
Pacificorp,			3.50%, 11/1/14(1)(2)	250,000	248,067
6.00%, 1/15/39(1)	570,000	588,076	Mead Johnson Nutrition Co.,
Southern California Edison			5.90%, 11/1/39(1)(2)	390,000	381,184
Co., 5.625%, 2/1/36(1)	179,000	178,573	Ralcorp Holdings, Inc.,
		4,744,808	6.625%, 8/15/39(1)(2)	310,000	309,170
ELECTRONIC EQUIPMENT,					3,839,499
INSTRUMENTS & COMPONENTS — 0.1%			HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%
Jabil Circuit, Inc.,			Baxter International, Inc.,
7.75%, 7/15/16(1)	680,000	719,100	4.00%, 3/1/14(1)	330,000	345,386
ENERGY EQUIPMENT & SERVICES — 0.2%			Baxter International, Inc.,
Pride International, Inc.,			5.90%, 9/1/16(1)	130,000	147,239
8.50%, 6/15/19(1)	390,000	442,650	Baxter International, Inc.,
Weatherford International			5.375%, 6/1/18(1)	200,000	215,284
Ltd., 9.625%, 3/1/19(1)	440,000	557,643			707,909
		1,000,293	HEALTH CARE PROVIDERS & SERVICES — 0.7%
FOOD & STAPLES RETAILING — 0.6%			Express Scripts, Inc.,
CVS Caremark Corp.,			5.25%, 6/15/12(1)	870,000	928,124
6.60%, 3/15/19(1)	640,000	716,758	Express Scripts, Inc.,
Delhaize Group SA,			7.25%, 6/15/19(1)	1,110,000	1,287,253
5.875%, 2/1/14(1)	460,000	503,421	HCA, Inc.,
Kroger Co. (The),			7.875%, 2/15/20(1)(2)	640,000	671,600
6.80%, 4/1/11(1)	280,000	294,772

13

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
Medco Health Solutions,			Berkshire Hathaway Finance
Inc., 7.25%, 8/15/13(1)	$ 550,000	$ 622,323	Corp., 5.00%, 8/15/13(1)	$ 180,000	$ 196,727
Quest Diagnostics, Inc.,			Hartford Financial
4.75%, 1/30/20(1)	280,000	274,454	Services Group, Inc.,
		3,783,754	4.00%, 3/30/15(1)	300,000	297,531
HEALTHCARE EQUIPMENT & SUPPLIES(4)			Lincoln National Corp.,
			6.25%, 2/15/20(1)	300,000	313,391
Boston Scientific Corp.,
4.50%, 1/15/15(1)	300,000	287,815	MetLife Global Funding I,
			5.125%, 4/10/13(1)(2)	340,000	365,278
HOTELS, RESTAURANTS & LEISURE — 0.3%
			MetLife, Inc.,
McDonald’s Corp.,			6.75%, 6/1/16(1)	680,000	762,626
5.35%, 3/1/18(1)	270,000	293,260
			New York Life Global
McDonald’s Corp.,			Funding, 4.65%, 5/9/13(1)(2)	250,000	267,838
6.30%, 10/15/37(1)	130,000	141,246
			Prudential Financial, Inc.,
Yum! Brands, Inc.,			7.375%, 6/15/19(1)	840,000	964,949
8.875%, 4/15/11(1)	150,000	160,913
			Prudential Financial, Inc.,
Yum! Brands, Inc.,			5.40%, 6/13/35(1)	100,000	89,335
6.25%, 3/15/18(1)	280,000	307,447
			Travelers Cos., Inc. (The),
Yum! Brands, Inc.,			5.90%, 6/2/19(1)	180,000	197,217
5.30%, 9/15/19(1)	530,000	543,639
					4,157,514
		1,446,505
			INTERNET & CATALOG RETAIL — 0.1%
HOUSEHOLD DURABLES — 0.1%
			Expedia, Inc.,
Toll Brothers Finance Corp.,			7.46%, 8/15/18(1)	410,000	458,175
6.75%, 11/1/19(1)	310,000	313,778
			LEISURE EQUIPMENT & PRODUCTS — 0.1%
Whirlpool Corp.,
8.60%, 5/1/14(1)	250,000	290,367	Hasbro, Inc.,
			6.125%, 5/15/14(1)	200,000	219,638
		604,145
			Hasbro, Inc.,
HOUSEHOLD PRODUCTS — 0.1%			6.35%, 3/15/40(1)	380,000	376,704
Kimberly-Clark Corp.,					596,342
6.125%, 8/1/17(1)	120,000	135,355
			MACHINERY — 0.2%
Kimberly-Clark Corp., 7.50%,
11/1/18(1)	140,000	170,309	Caterpillar Financial
			Services Corp.,
		305,664	5.45%, 4/15/18(1)	340,000	360,281
INDEPENDENT POWER PRODUCERS			Deere & Co.,
& ENERGY TRADERS — 0.1%			5.375%, 10/16/29(1)	480,000	479,991
AES Corp. (The),					840,272
8.00%, 10/15/17(1)	350,000	357,000
			MEDIA — 2.5%
INDUSTRIAL CONGLOMERATES — 0.4%
			CBS Corp.,
General Electric Co.,			8.875%, 5/15/19(1)	290,000	350,892
5.00%, 2/1/13(1)	652,000	703,303
			CBS Corp.,
General Electric Co.,			5.75%, 4/15/20(3)	300,000	301,858
5.25%, 12/6/17(1)	750,000	787,721
			CBS Corp.,
Hutchison Whampoa			5.50%, 5/15/33(1)	520,000	447,409
International 09/16 Ltd.,
4.625%, 9/11/15(1)(2)	460,000	473,852	Comcast Corp.,
			5.90%, 3/15/16(1)	810,000	885,860
		1,964,876
			Comcast Corp.,
INSURANCE — 0.8%			6.40%, 5/15/38(1)	140,000	142,528
Allstate Corp. (The),			Comcast Corp.,
7.45%, 5/16/19	410,000	481,940	6.40%, 3/1/40(1)	530,000	540,515
American International			DIRECTV Holdings LLC,
Group, Inc.,			3.55%, 3/15/15(1)(2)	480,000	472,782
8.25%, 8/15/18(1)	210,000	220,682

14

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
DirecTV Holdings LLC/			Rio Tinto Finance USA Ltd.,
DirecTV Financing Co., Inc.,			9.00%, 5/1/19(1)	$ 200,000	$ 257,108
4.75%, 10/1/14(1)(2)	$ 950,000	$ 994,773	Teck Resources Ltd.,
DirecTV Holdings LLC/			10.75%, 5/15/19(1)	570,000	701,100
DirecTV Financing Co., Inc.,			Vale Overseas Ltd.,
6.375%, 6/15/15(1)	460,000	480,125	5.625%, 9/15/19(1)	185,000	191,963
Interpublic Group			Xstrata Finance Canada Ltd.,
of Cos., Inc. (The),			5.80%, 11/15/16(1)(2)	80,000	83,573
10.00%, 7/15/17(1)	300,000	340,875
					4,898,761
News America, Inc.,
6.90%, 8/15/39(1)	750,000	821,443	MULTILINE RETAIL — 0.1%
Omnicom Group, Inc.,			Macy’s Retail Holdings, Inc.,
			5.35%, 3/15/12(1)	100,000	105,500
5.90%, 4/15/16(1)	800,000	866,458
Time Warner Cable, Inc.,			Macy’s Retail Holdings, Inc.,
			5.90%, 12/1/16(1)	390,000	390,975
5.40%, 7/2/12(1)	790,000	848,516
Time Warner Cable, Inc.,					496,475
6.75%, 7/1/18(1)	560,000	626,725	MULTI-UTILITIES — 0.9%
Time Warner, Inc.,			CenterPoint Energy
5.50%, 11/15/11(1)	250,000	265,420	Resources Corp.,
			6.125%, 11/1/17(1)	130,000	137,373
Time Warner, Inc.,
6.875%, 5/1/12(1)	330,000	363,162	CenterPoint Energy
Time Warner, Inc.,			Resources Corp.,
			6.25%, 2/1/37(1)	140,000	136,573
4.875%, 3/15/20(1)	470,000	460,098
Time Warner, Inc.,			CMS Energy Corp.,
			8.75%, 6/15/19(1)	540,000	612,409
7.625%, 4/15/31(1)	149,000	170,648
Time Warner, Inc.,			Dominion Resources, Inc.,
			6.40%, 6/15/18(1)	740,000	825,826
7.70%, 5/1/32(1)	440,000	509,276
Viacom, Inc.,			Georgia Power Co.,
			6.00%, 11/1/13(1)	270,000	303,972
6.25%, 4/30/16(1)	1,230,000	1,360,504
Viacom, Inc.,			Pacific Gas & Electric Co.,
			4.20%, 3/1/11(1)	310,000	319,178
6.875%, 4/30/36(1)	370,000	393,491
Virgin Media Secured			Pacific Gas & Electric Co.,
Finance plc,			5.80%, 3/1/37	800,000	796,494
6.50%, 1/15/18(1)(2)	670,000	675,025	Pacific Gas & Electric Co.,
			6.35%, 2/15/38(1)	130,000	139,020
WMG Acquisition Corp.,
9.50%, 6/15/16(2)	600,000	644,250	PG&E Corp.,
			5.75%, 4/1/14(1)	350,000	382,643
		12,962,633
METALS & MINING — 0.9%			Public Service Co. of
			Colorado, 5.80%, 8/1/18(1)	180,000	195,582
Anglo American Capital plc,
9.375%, 4/8/19(1)(2)	250,000	318,941	Sempra Energy,
			8.90%, 11/15/13(1)	500,000	596,235
ArcelorMittal,
9.85%, 6/1/19(1)	590,000	751,091	Sempra Energy,
			6.50%, 6/1/16(1)	160,000	178,960
Barrick Gold Corp.,
6.95%, 4/1/19	790,000	905,463	Sempra Energy,
			9.80%, 2/15/19(1)	130,000	169,216
Freeport-McMoRan
Copper & Gold, Inc.,			6.00%, Sempra 10/15/39 Energy, (1)	200,000	196,950
8.375%, 4/1/17(1)	450,000	501,296
Newmont Mining Corp.,					4,990,431
6.25%, 10/1/39(1)	680,000	682,263
Rio Tinto Finance USA Ltd.,
5.875%, 7/15/13(1)	460,000	505,963

15

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
OFFICE ELECTRONICS — 0.2%			Nexen, Inc.,
Xerox Corp.,			6.20%, 7/30/19(1)	$ 330,000	$ 356,422
5.65%, 5/15/13(1)	$ 190,000	$ 203,913	Nexen, Inc.,
Xerox Corp.,			6.40%, 5/15/37(1)	350,000	353,945
4.25%, 2/15/15(1)	480,000	484,449	Petrobras International
Xerox Corp.,			Finance Co.,
5.625%, 12/15/19(1)	300,000	308,940	5.75%, 1/20/20(1)	300,000	308,847
		997,302	Petroleos Mexicanos,
			6.00%, 3/5/20(1)(2)	280,000	288,400
OIL, GAS & CONSUMABLE FUELS — 2.7%
			Plains All American Pipeline
Anadarko Petroleum Corp.,			LP/PAA Finance Corp.,
5.95%, 9/15/16(1)	560,000	610,597
			8.75%, 5/1/19(1)	760,000	928,692
Anadarko Petroleum Corp.,			Shell International Finance
6.45%, 9/15/36(1)	480,000	490,749
			BV, 4.30%, 9/22/19(1)	400,000	395,158
Anadarko Petroleum Corp.,			Shell International Finance
6.20%, 3/15/40(1)	200,000	197,445
			BV, 6.375%, 12/15/38(1)	220,000	243,103
Cenovus Energy, Inc.,			Shell International Finance
4.50%, 9/15/14(1)(2)	310,000	323,721
			BV, 5.50%, 3/25/40(1)	250,000	245,955
ConocoPhillips,			Talisman Energy, Inc.,
5.75%, 2/1/19(1)	580,000	633,360
			7.75%, 6/1/19(1)	920,000	1,098,086
ConocoPhillips,			Valero Energy Corp.,
6.50%, 2/1/39(1)	510,000	571,664
			4.50%, 2/1/15(1)	710,000	712,062
El Paso Corp.,			Williams Partners LP,
7.875%, 6/15/12(1)	300,000	319,327
			5.25%, 3/15/20(1)(2)	310,000	311,228
El Paso Corp.,			XTO Energy, Inc.,
7.25%, 6/1/18(1)	300,000	311,072
			6.50%, 12/15/18(1)	550,000	635,858
Enbridge Energy Partners			XTO Energy, Inc.,
LP, 6.50%, 4/15/18(1)	340,000	376,732
			6.10%, 4/1/36(1)	102,000	110,931
Enbridge Energy Partners					14,034,942
LP, 5.20%, 3/15/20(1)	220,000	221,385
Enterprise Products			PAPER & FOREST PRODUCTS — 0.3%
Operating LLC,			Georgia-Pacific LLC,
6.30%, 9/15/17(1)	980,000	1,077,776	8.875%, 5/15/31(1)	150,000	163,500
EOG Resources, Inc.,			International Paper Co.,
5.625%, 6/1/19(1)	240,000	258,044	9.375%, 5/15/19(1)	725,000	907,785
Hess Corp.,			International Paper Co.,
6.00%, 1/15/40(1)	320,000	317,087	7.30%, 11/15/39(1)	440,000	471,688
Kerr-McGee Corp.,					1,542,973
6.95%, 7/1/24(1)	430,000	479,424	PHARMACEUTICALS — 1.1%
Kinder Morgan Energy			Abbott Laboratories,
Partners LP,			5.875%, 5/15/16(1)	179,000	202,547
6.85%, 2/15/20(1)	510,000	573,176	AstraZeneca plc,
Kinder Morgan Energy			5.90%, 9/15/17(1)	140,000	156,608
Partners LP,			GlaxoSmithKline Capital,
6.50%, 9/1/39(1)	270,000	278,455	Inc., 4.85%, 5/15/13(1)	290,000	314,560
Magellan Midstream			Novartis Capital Corp.,
Partners LP,			4.40%, 4/24/20(1)	480,000	480,841
6.55%, 7/15/19(1)	310,000	343,948
			Pfizer, Inc.,
Motiva Enterprises LLC,			6.20%, 3/15/19(1)	720,000	814,646
5.75%, 1/15/20(1)(2)	380,000	398,528
			Pfizer, Inc.,
Nexen, Inc.,			7.20%, 3/15/39(1)	470,000	575,152
5.65%, 5/15/17(1)	250,000	263,765
			Roche Holdings, Inc.,
			5.00%, 3/1/14(1)(2)	450,000	486,490

16

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
Roche Holdings, Inc.,			Home Depot, Inc. (The),
6.00%, 3/1/19(1)(2)	$ 650,000	$ 719,585	5.875%, 12/16/36(1)	$ 90,000	$ 87,627
Watson Pharmaceuticals,			Ltd. Brands, Inc.,
Inc., 5.00%, 8/15/14(1)	1,280,000	1,334,048	6.90%, 7/15/17(1)	450,000	461,250
Watson Pharmaceuticals,			Staples, Inc.,
Inc., 6.125%, 8/15/19(1)	320,000	336,963	9.75%, 1/15/14(1)	440,000	533,858
Wyeth, 5.95%, 4/1/37(1)	170,000	178,596			2,113,148
		5,600,036	WIRELESS TELECOMMUNICATION SERVICES — 0.5%
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.5%			America Movil SAB de CV,
Digital Realty Trust LP,			5.00%, 10/16/19(1)(2)	500,000	497,530
5.875%, 2/1/20(1)(2)	380,000	372,258	America Movil SAB de CV,
ProLogis,			5.00%, 3/30/20(1)(2)	320,000	317,077
5.625%, 11/15/16(1)	250,000	242,025	American Tower Corp.,
ProLogis,			7.25%, 5/15/19(1)(2)	400,000	452,000
7.375%, 10/30/19(1)	280,000	287,917	Rogers Cable, Inc., 6.25%,
ProLogis,			6/15/13(1)	340,000	374,935
6.875%, 3/15/20(1)	380,000	376,006	Rogers Communications,
Reckson Operating			Inc., 6.80%, 8/15/18(1)	200,000	227,879
Partnership LP,			SBA Telecommunications,
7.75%, 3/15/20(1)(2)	150,000	152,816	Inc., 8.00%, 8/15/16(1)(2)	250,000	264,375
Simon Property Group LP,			SBA Telecommunications,
5.30%, 5/30/13(1)	350,000	370,611	Inc., 8.25%, 8/15/19(1)(2)	400,000	428,000
Simon Property Group LP,			Vodafone Group plc, 5.00%,
5.75%, 12/1/15(1)	600,000	635,299	12/16/13(1)	270,000	291,616
		2,436,932			2,853,412
REAL ESTATE MANAGEMENT			TOTAL CORPORATE BONDS
& DEVELOPMENT — 0.1%			(Cost $139,331,634)		146,441,079
AMB Property LP,			U.S. Treasury Securities — 27.5%
6.625%, 12/1/19(1)	390,000	397,641
			U.S. Treasury Bonds,
ROAD & RAIL — 0.3%			10.625%, 8/15/15(1)	2,900,000	4,058,188
CSX Corp., 7.375%, 2/1/19(1)	630,000	735,352	U.S. Treasury Bonds,
Norfolk Southern Corp.,			5.25%, 2/15/29(1)	7,000,000	7,619,066
5.75%, 1/15/16(1)	250,000	276,651	U.S. Treasury Bonds,
Norfolk Southern Corp.,			5.375%, 2/15/31(1)	2,000,000	2,213,126
5.75%, 4/1/18(1)	500,000	537,547	U.S. Treasury Bonds,
Union Pacific Corp.,			4.75%, 2/15/37(1)	800,000	811,250
5.75%, 11/15/17(1)	180,000	193,166	U.S. Treasury Bonds,
		1,742,716	4.25%, 5/15/39(1)	500,000	463,438
SEMICONDUCTORS &			U.S. Treasury Bonds,
SEMICONDUCTOR EQUIPMENT(4)			4.375%, 11/15/39(1)	10,900,000	10,310,724
Analog Devices, Inc.,			U.S. Treasury Inflation
5.00%, 7/1/14(1)	220,000	232,565	Indexed Notes,
SOFTWARE — 0.1%			1.625%, 1/15/15(1)	7,943,670	8,307,339
Intuit, Inc.,			U.S. Treasury Notes,
5.75%, 3/15/17(1)	400,000	423,144	1.00%, 10/31/11(1)	4,900,000	4,918,571
SPECIALTY RETAIL — 0.4%			U.S. Treasury Notes,
			0.75%, 11/30/11(1)	17,000,000	16,982,082
GSC Holdings Corp.,
8.00%, 10/1/12(1)	200,000	208,500	U.S. Treasury Notes,
			1.875%, 6/15/12(1)	15,500,000	15,756,727
Home Depot, Inc. (The),
5.40%, 3/1/16(1)	760,000	821,913	U.S. Treasury Notes,
			4.25%, 9/30/12(1)	1,390,000	1,491,645

17

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
U.S. Treasury Notes,			FHLMC, 5.50%, 9/1/38	$ 12,760,662	$ 13,487,893
1.375%, 10/15/12(1)	$ 15,000,000	$ 15,023,445	FHLMC, 6.50%, 7/1/47(1)	65,916	71,386
U.S. Treasury Notes,			FNMA, 6.50%,
1.375%, 3/15/13(1)	15,000,000	14,915,595	settlement date 4/15/10(6)	1,304,000	1,413,007
U.S. Treasury Notes,			FNMA, 6.00%, 5/1/13(1)	539	582
1.875%, 4/30/14(1)	5,000,000	4,941,020
			FNMA, 6.00%, 5/1/13(1)	1,221	1,319
U.S. Treasury Notes,
2.375%, 8/31/14(1)	1,200,000	1,202,906	FNMA, 6.00%, 7/1/13(1)	3,571	3,857
U.S. Treasury Notes,			FNMA, 6.00%, 12/1/13(1)	4,914	5,308
2.125%, 11/30/14(1)	20,000,000	19,742,200	FNMA, 6.00%, 1/1/14(1)	3,994	4,314
U.S. Treasury Notes,			FNMA, 6.00%, 2/1/14(1)	6,185	6,680
2.625%, 12/31/14(1)	5,000,000	5,037,505
			FNMA, 6.00%, 4/1/14(1)	7,444	8,040
U.S. Treasury Notes,
2.50%, 3/31/15(1)	5,000,000	4,987,115	FNMA, 5.50%, 12/1/16(1)	29,243	31,481
U.S. Treasury Notes,			FNMA, 5.50%, 12/1/16(1)	62,766	67,570
3.00%, 8/31/16(1)	5,400,000	5,359,927	FNMA, 6.50%, 1/1/26(1)	8,631	9,443
U.S. Treasury Notes,			FNMA, 7.00%, 12/1/27(1)	1,031	1,156
4.75%, 8/15/17(1)	1,092,000	1,194,034
			FNMA, 6.50%, 1/1/28(1)	687	752
TOTAL U.S. TREASURY SECURITIES
(Cost $145,110,668)		145,335,903	FNMA, 7.00%, 1/1/28(1)	468	525
			FNMA, 7.50%, 4/1/28(1)	2,982	3,373
U.S. Government Agency			FNMA, 7.00%, 5/1/28(1)	7,209	8,093
Mortgage-Backed Securities(5) — 20.1%
			FNMA, 7.00%, 6/1/28(1)	474	532
FHLMC, 6.50%, 12/1/12(1)	377	407
			FNMA, 6.50%, 1/1/29(1)	1,880	2,077
FHLMC, 6.00%, 1/1/13(1)	4,665	5,042
			FNMA, 6.50%, 4/1/29(1)	6,232	6,885
FHLMC, 7.00%, 11/1/13(1)	1,540	1,648
			FNMA, 7.00%, 7/1/29(1)	3,787	4,252
FHLMC, 7.00%, 6/1/14(1)	3,534	3,811
			FNMA, 7.00%, 7/1/29(1)	4,416	4,960
FHLMC, 6.50%, 6/1/16(1)	6,082	6,574
			FNMA, 7.50%, 7/1/29(1)	10,520	11,914
FHLMC, 6.50%, 6/1/16(1)	12,235	13,243
			FNMA, 7.50%, 8/1/30(1)	6,599	7,477
FHLMC, 5.00%, 4/1/19	4,433,972	4,709,522	FNMA, 7.50%, 9/1/30(1)	3,893	4,408
FHLMC, 7.00%, 9/1/27(1)	1,431	1,613
			FNMA, 7.00%, 9/1/31(1)	24,870	27,963
FHLMC, 6.50%, 1/1/28(1)	2,490	2,744
			FNMA, 6.50%, 1/1/32(1)	10,621	11,734
FHLMC, 7.00%, 2/1/28(1)	379	427
			FNMA, 7.00%, 6/1/32(1)	116,757	131,323
FHLMC, 6.50%, 3/1/29(1)	13,755	15,182
			FNMA, 6.50%, 8/1/32(1)	42,573	47,030
FHLMC, 6.50%, 6/1/29(1)	9,523	10,511
			FNMA, 5.50%, 6/1/33(1)	257,882	273,561
FHLMC, 7.00%, 8/1/29(1)	1,663	1,872
			FNMA, 5.50%, 7/1/33(1)	1,202,630	1,275,745
FHLMC, 7.50%, 8/1/29(1)	3,015	3,446
			FNMA, 5.50%, 8/1/33(1)	229,915	243,893
FHLMC, 6.50%, 5/1/31(1)	310	342
			FNMA, 5.50%, 9/1/33(1)	306,366	324,992
FHLMC, 6.50%, 5/1/31(1)	6,924	7,638
			FNMA, 5.00%, 11/1/33(1)	2,218,898	2,301,592
FHLMC, 6.50%, 6/1/31(1)	97	107
			FNMA, 5.50%, 1/1/34(1)	629,737	666,324
FHLMC, 6.50%, 6/1/31(1)	378	417
			FNMA, 5.50%, 12/1/34(1)	1,632,518	1,728,198
FHLMC, 6.50%, 6/1/31(1)	1,058	1,167
			FNMA, 4.50%, 1/1/35	896,553	903,810
FHLMC, 6.50%, 6/1/31(1)	2,764	3,049
			FNMA, 5.00%, 8/1/35(1)	1,645,135	1,701,306
FHLMC, 5.50%, 12/1/33(1)	192,331	204,115
			FNMA, 4.50%, 9/1/35(1)	1,554,461	1,568,987
FHLMC, 5.50%, 1/1/38(1)	2,968,385	3,140,039
			FNMA, 5.00%, 2/1/36(1)	8,794,368	9,094,636
FHLMC, 5.50%, 4/1/38(1)	2,581,979	2,729,126
			FNMA, 5.50%, 7/1/36(1)	922,682	973,588
FHLMC, 6.00%, 5/1/38	3,424,524	3,679,810	FNMA, 5.50%, 2/1/37(1)	363,882	383,958
FHLMC, 6.00%, 8/1/38(1)	457,415	491,273

18

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
FNMA, 6.50%, 8/1/37(1)	$ 1,211,038	$ 1,304,723	U.S. Government Agency
FNMA, 6.00%, 11/1/37	1,625,761	1,729,427	Securities and Equivalents — 8.0%
FNMA, 5.50%, 2/1/38(1)	14,602,828	15,400,819
			FIXED-RATE U.S. GOVERNMENT
FNMA, 5.50%, 6/1/38	3,927,798	4,142,438	AGENCY SECURITIES — 3.2%
FNMA, 5.00%, 1/1/39	2,261,566	2,335,475	FHLB, 1.625%, 3/20/13(1)	$ 3,000,000	$ 2,998,977
FNMA, 4.50%, 2/1/39	6,530,346	6,551,209	FHLMC, 5.50%, 8/23/17(1)	3,000,000	3,354,594
FNMA, 4.50%, 6/1/39	3,146,970	3,156,709	FHLMC, 4.875%, 6/13/18(1)	1,530,000	1,639,133
FNMA, 4.50%, 9/1/39	4,945,782	4,961,088	FNMA, 1.00%, 4/4/12(1)	7,000,000	6,974,772
FNMA, 6.50%, 6/1/47(1)	65,906	70,860
			FNMA, 4.375%, 7/17/13(1)	639,000	688,938
FNMA, 6.50%, 8/1/47(1)	155,069	166,726
			FNMA, 5.00%, 2/13/17(1)	1,650,000	1,798,670
FNMA, 6.50%, 8/1/47(1)	199,078	214,043
					17,455,084
FNMA, 6.50%, 9/1/47(1)	24,361	26,192	GOVERNMENT-BACKED
FNMA, 6.50%, 9/1/47(1)	160,720	172,801	CORPORATE BONDS(7) — 4.8%
FNMA, 6.50%, 9/1/47(1)	181,953	195,630	Bank of America Corp.,
			2.10%, 4/30/12(1)	4,000,000	4,075,720
FNMA, 6.50%, 9/1/47(1)	461,019	495,675
GNMA, 6.00%,			Bank of America Corp.,
			3.125%, 6/15/12(1)	1,500,000	1,559,508
settlement date 4/15/10(6)	3,000,000	3,203,907
GNMA, 7.50%, 8/20/17(1)	4,078	4,472	Citigroup Funding, Inc.,
			1.875%, 10/22/12	5,000,000	5,043,015
GNMA, 7.00%, 11/15/22(1)	5,304	5,923
			General Electric Capital
GNMA, 7.00%, 4/20/26(1)	1,056	1,184	Corp., 2.25%, 3/12/12(1)	2,000,000	2,043,502
GNMA, 7.50%, 8/15/26(1)	2,016	2,278	General Electric Capital
GNMA, 8.00%, 8/15/26(1)	1,086	1,249	Corp., 2.20%, 6/8/12(1)	2,500,000	2,547,753
GNMA, 7.50%, 4/15/27(1)	143	161	GMAC, Inc.,
			1.75%, 10/30/12(1)	4,000,000	4,025,660
GNMA, 7.50%, 5/15/27(1)	2,406	2,720
			Goldman Sachs Group, Inc.
GNMA, 8.00%, 6/15/27(1)	2,083	2,398	(The), 1.625%, 7/15/11(1)	2,500,000	2,528,968
GNMA, 7.50%, 11/15/27(1)	254	287	Morgan Stanley,
GNMA, 7.00%, 2/15/28(1)	1,144	1,285	2.00%, 9/22/11(1)	900,000	915,448
GNMA, 7.50%, 2/15/28(1)	1,753	1,982	US Bancorp.,
			1.80%, 5/15/12	2,000,000	2,023,756
GNMA, 6.50%, 3/15/28(1)	1,753	1,934
					24,763,330
GNMA, 7.00%, 4/15/28(1)	311	349
			TOTAL U.S. GOVERNMENT AGENCY
GNMA, 6.50%, 5/15/28(1)	679	749	SECURITIES AND EQUIVALENTS
GNMA, 6.50%, 5/15/28(1)	4,682	5,166	(Cost $41,735,075)		42,218,414
GNMA, 7.00%, 12/15/28(1)	1,871	2,101	Commercial Mortgage-Backed
GNMA, 7.00%, 5/15/31(1)	10,177	11,441	Securities(5) — 5.5%
GNMA, 4.50%, 8/15/33	4,662,265	4,762,020	Banc of America
GNMA, 5.00%, 4/20/36	1,938,818	2,015,791	Commercial Mortgage, Inc.,
GNMA, 5.00%, 5/20/36(1)	2,709,819	2,817,401	Series 2004-1, Class A3
			SEQ, 4.43%, 11/10/39(1)	2,360,000	2,397,608
GNMA, 6.00%, 1/20/39	434,371	465,782
			Bear Stearns Commercial
TOTAL U.S. GOVERNMENT AGENCY			Mortgage Securities, Series
MORTGAGE-BACKED SECURITIES			2000 WF2, Class B, VRN,
(Cost $103,659,312)		106,093,444	7.46%, 4/1/10(1)	650,000	660,889
19

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
Commercial Mortgage			LB-UBS Commercial
Pass-Through Certificates,			Mortgage Trust, Series
Series 2004 LB2A, Class A3			2000 C4, Class B,
SEQ, 4.22%, 3/10/39(1)	$ 665,176	$ 672,449	7.48%, 7/15/32(1)	$ 550,000	$ 555,505
Commercial Mortgage			LB-UBS Commercial
Pass-Through Certificates,			Mortgage Trust, Series
Series 2005 F10A, Class A1,			2004 C6, Class A3 SEQ,
VRN, 0.33%, 4/15/10, resets			4.55%, 8/15/29(1)	1,200,000	1,215,634
monthly off the 1-month			LB-UBS Commercial
LIBOR plus 0.10% with			Mortgage Trust, Series
no caps(1)(2)	9,716	9,425	2005 C2, Class A2 SEQ,
Credit Suisse Mortgage			4.82%, 4/15/30(1)	2,226,168	2,227,143
Capital Certificates, Series			LB-UBS Commercial
2007 TF2A, Class A1, VRN,			Mortgage Trust, Series
0.41%, 4/15/10, resets			2005 C3, Class A3 SEQ,
monthly off the 1-month			4.65%, 7/15/30(1)	1,700,000	1,736,172
LIBOR plus 0.18% with
no caps(1)(2)	1,499,459	1,285,387	Merrill Lynch Floating Trust,
			Series 2006-1, Class A1,
GMAC Commercial			VRN, 0.30%, 4/15/10, resets
Mortgage Securities, Inc.,			monthly off the 1-month
Series 2000 C3, Class A2			LIBOR plus 0.07% with
SEQ, 6.96%, 9/15/35(1)	927,680	945,434	no caps(1)(2)	221,426	202,496
GMAC Commercial			Morgan Stanley Capital I,
Mortgage Securities, Inc.,			Series 2003 T11, Class A3
Series 2000 C3, Class B,			SEQ, 4.85%, 6/13/41(1)	1,341,772	1,366,689
7.06%, 9/15/35	1,300,000	1,339,364	Morgan Stanley Capital I,
Greenwich Capital			Series 2004 HQ3, Class A3
Commercial Funding Corp.,			SEQ, 4.49%, 1/13/41(1)	1,450,000	1,474,368
Series 2006 FL4A, Class A1,
VRN, 0.32%, 4/5/10, resets			Morgan Stanley Capital I,
monthly off the 1-month			Series 2005 HQ6, Class A2A
			SEQ, 4.88%, 8/13/42(1)	1,737,000	1,744,718
LIBOR plus 0.09% with
no caps(1)(2)	125,724	111,556	Wachovia Bank Commercial
GS Mortgage Securities			Mortgage Trust, Series
Corp. II, Series 2004 GG2,			2005 C19, Class A2 SEQ,
			4.52%, 5/15/44(1)	681,246	683,325
Class A4 SEQ, 4.96%,
8/10/38(1)	3,000,000	3,086,629	Wachovia Bank Commercial
GS Mortgage Securities			Mortgage Trust, Series
Corp. II, Series 2005 GG4,			2006 C23, Class A4, VRN,
			5.42%, 4/1/10(1)	2,600,000	2,638,630
Class A2 SEQ,
4.48%, 7/10/39(1)	1,346,841	1,347,069	TOTAL COMMERCIAL
GS Mortgage Securities			MORTGAGE-BACKED SECURITIES
Corp. II, Series 2005 GG4,			(Cost $28,690,634)		28,859,846
Class A4 SEQ,			Collateralized Mortgage
4.76%, 7/10/39(1)	1,000,000	993,304
			Obligations(5) — 3.6%
GS Mortgage Securities
Corp. II, Series 2005 GG4,			PRIVATE SPONSOR COLLATERALIZED
Class A4A SEQ,			MORTGAGE OBLIGATIONS — 2.7%
4.75%, 7/10/39(1)	1,600,000	1,616,662	Banc of America Alternative
Heller Financial Commercial			Loan Trust, Series
Mortgage Asset, Series 2000			2007-2, Class 2A4,
PH1, Class D, VRN,			5.75%, 6/25/37(1)	633,401	462,854
8.10%, 4/1/10	550,000	549,390	Bear Stearns Adjustable
			Rate Mortgage Trust, Series
			2004-10, Class 12A3, VRN,
			3.36%, 4/1/10(1)	675,346	570,035

20

NT Diversified Bond

	Principal			Principal
	Amount	Value		Amount	Value
Bear Stearns Adjustable			Wells Fargo Mortgage
Rate Mortgage Trust, Series			Backed Securities Trust,
2004-12, Class 2A1, VRN,			Series 2006-8, Class A10
3.23%, 4/1/10(1)	$ 1,690,392	$ 1,426,871	SEQ, 6.00%, 7/25/36(1)	$ 1,200,000	$ 1,006,425
Chase Mortgage Finance			Wells Fargo Mortgage
Corp., Series 2005 A1,			Backed Securities Trust,
Class 2A2 SEQ, VRN,			Series 2006-14, Class A1,
5.23%, 4/1/10(1)	910,397	823,485	6.00%, 10/25/36	1,296,289	1,118,616
Countrywide Home Loan					14,198,688
Mortgage Pass-Through			U.S. GOVERNMENT AGENCY COLLATERALIZED
Trust, Series 2004-22, Class			MORTGAGE OBLIGATIONS — 0.9%
A3, VRN, 3.51%, 4/1/10(1)	1,260,111	1,069,593
			FHLMC, Series 2926, Class
Countrywide Home Loan			EW SEQ, 5.00%, 1/15/25(1)	700,000	741,694
Mortgage Pass-Through
Trust, Series 2005-17, Class			FHLMC, Series 3203, Class
			VN SEQ, 5.00%, 6/15/22(1)	3,000,000	3,196,087
1A11, 5.50%, 9/25/35(1)	995,339	947,397
Countrywide Home Loan			FNMA, Series 1989-35,
Mortgage Pass-Through			Class G SEQ, 9.50%,
			7/25/19(1)	2,431	2,713
Trust, Series 2005-19, Class
1A1, 5.50%, 8/25/35	871,435	774,567	FNMA, Series 2003-10,
Countrywide Home Loan			Class HW SEQ, 5.00%,
			11/25/16(1)	974,001	993,885
Mortgage Pass-Through
Trust, Series 2007-16, Class					4,934,379
A1, 6.50%, 10/25/37(1)	646,341	555,714	TOTAL COLLATERALIZED
Credit Suisse First Boston			MORTGAGE OBLIGATIONS
Mortgage Securities Corp.,			(Cost $18,744,380)		19,133,067
Series 2003 AR28, Class			Municipal Securities — 1.3%
2A1, VRN, 3.13%, 4/1/10(1)	442,127	404,982
GSR Mortgage Loan Trust,			California GO, (Building
Series 2005-6F, Class 3A15,			Bonds), 6.65%, 3/1/22(3)	240,000	250,344
5.50%, 7/25/35(1)	1,327,963	1,266,384	California GO, (Building
J.P. Morgan Mortgage Trust,			Bonds), 7.55%, 4/1/39(1)	400,000	417,444
Series 2004 A2, Class 1A1,			California GO, (Building
VRN, 3.18%, 4/1/10(1)	264,145	244,520	Bonds), 7.30%, 10/1/39(1)	640,000	644,499
J.P. Morgan Mortgage Trust,			Illinois GO, (Taxable
Series 2005 A6, Class 7A1,			Pension), 5.10%, 6/1/33(1)	673,000	557,150
VRN, 4.96%, 4/1/10(1)	1,581,010	1,337,217	Metropolitan Water
MASTR Alternative Loans			Reclamation District of
Trust, Series 2003-8, Class			Greater Chicago GO,
4A1, 7.00%, 12/25/33(1)	10,220	9,816	(Building Bonds),
Wells Fargo Mortgage			5.72%, 12/1/38(1)	250,000	253,447
Backed Securities Trust,			Missouri Highways &
Series 2004 EE, Class 3A1,			Transportation Commission
VRN, 3.88%, 4/1/10(1)	169,779	165,936	Rev., (Building Bonds),
Wells Fargo Mortgage			5.45%, 5/1/33(1)	280,000	275,506
Backed Securities Trust,			Municipal Electric Auth.
Series 2005-5, Class 1A1,			of Georgia Rev., (Building
5.00%, 5/25/20	1,126,620	1,110,814	Bonds), 6.64%, 4/1/57(1)	470,000	468,651
Wells Fargo Mortgage			New Jersey State Turnpike
Backed Securities Trust,			Auth. Rev., Series 2009 F,
Series 2006 AR1, Class 2A2			(Building Bonds),
SEQ, VRN, 5.51%, 4/1/10(1)	933,699	903,462	7.41%, 1/1/40(1)	250,000	291,720
			New York GO, (Building
			Bonds), 5.97%, 3/1/36(1)	590,000	587,652

21

NT Diversified Bond

		Principal				Principal
		Amount	Value			Amount/
New York State Dormitory						Shares	Value
Auth. Rev., (Building Bonds),				Asset-Backed Securities(5) — 0.4%
5.63%, 3/15/39(1)		$ 340,000	$ 335,400
San Antonio Electric & Gas				CenterPoint Energy
Rev., (Building Bonds),				Transition Bond Co. LLC,
5.99%, 2/1/39(1)		250,000	262,525	Series 2009-1, Class A1
				SEQ, 1.83%, 2/15/16		$ 1,600,000	$ 1,604,554
San Diego County Water
Auth. Rev., Series 2010 B,				CNH Equipment Trust, Series
(Building Bonds),				2007 C, Class A3A SEQ,
				5.21%, 12/15/11(1)		39,992	40,065
6.14%, 5/1/49(1)		520,000	529,391
Texas GO, (Building Bonds),				Detroit Edison Securitization
5.52%, 4/1/39(1)		630,000	628,822	Funding LLC, Series 2001-1,
				Class A4 SEQ,
University of California Rev.,				6.19%, 3/1/13(1)		48,191	50,060
(Building Bonds),				SLM Student Loan Trust,
5.77%, 5/15/43(1)		420,000	406,665
				Series 2007-8, Class A1,
Utah GO, Series 2009 D,				VRN, 0.48%, 4/26/10, resets
(Building Bonds),				quarterly off the 3-month
4.55%, 7/1/24(1)		830,000	826,846	LIBOR plus 0.23% with
TOTAL MUNICIPAL SECURITIES				no caps(1)		617,900	618,170
(Cost $6,691,292)			6,736,062	TOTAL ASSET-BACKED SECURITIES
Sovereign Governments				(Cost $2,306,041)			2,312,849
& Agencies — 1.3%				Short-Term Investments — 0.2%
BRAZIL — 0.2%				Government of
Brazilian Government				Canada Treasury Bill,
				0.29%, 4/1/10(8)
International Bond, 5.875%,
1/15/19(1)		810,000	874,800	(Cost $1,207,656)	CAD	1,280,000	1,260,264
CANADA — 0.1%				Temporary Cash Investments — 4.9%
Hydro Quebec, 8.40%,				FHLB Discount Notes,
1/15/22(1)		29,000	37,366	0.001%, 4/1/10(8)		$ 25,800,000	25,800,000
Province of Ontario Canada,				JPMorgan U.S. Treasury
5.45%, 4/27/16(1)		300,000	331,043	Plus Money Market Fund
			368,409	Agency Shares(1)		58,673	58,673
GERMANY — 0.6%				TOTAL TEMPORARY
German Federal Republic,				CASH INVESTMENTS
3.50%, 7/4/19	EUR	2,400,000	3,359,414	(Cost $25,858,673)			25,858,673
MEXICO — 0.2%				TOTAL INVESTMENT
				SECURITIES — 100.6%
United Mexican States,				(Cost $520,022,050)			530,821,476
5.95%, 3/19/19(1)		$ 750,000	813,750
				OTHER ASSETS
NORWAY — 0.1%				AND LIABILITIES — (0.6)%			(2,933,791)
Government of Norway,				TOTAL NET ASSETS — 100.0%			$527,887,685
6.00%, 5/16/11	NOK	4,400,000	770,321
POLAND — 0.1%
Poland Government
International Bond,
6.375%, 7/15/19(1)		$ 350,000	385,181
TOTAL SOVEREIGN
GOVERNMENTS & AGENCIES
(Cost $6,686,685)			6,571,875

22

NT Diversified Bond

Forward Foreign Currency Exchange Contracts
	Contracts to Sell	Settlement Date	Value	Unrealized Gain (Loss)
1,069,038	EUR for USD	4/30/10	$1,443,897	$58,850
(Value on Settlement Date $1,502,747)

Futures Contracts
			Underlying Face
Contracts Purchased		Expiration Date	Amount at Value	Unrealized Gain (Loss)
87	U.S. Long Bond	June 2010	$10,102,875	$(21,303)

			Underlying Face
	Contracts Sold	Expiration Date	Amount at Value	Unrealized Gain (Loss)
278	U.S. Treasury 2-Year Notes	June 2010	$60,312,969	$1,190

Swap Agreements
Notional Amount Description of Agreement			Premiums Paid (Received)	Value
CREDIT DEFAULT - BUY PROTECTION
$1,100,000 Pay quarterly a fixed rate equal to 0.12% per
	annum multiplied by the notional amount and
	receive from Barclays Bank plc upon each
	default event of Pfizer, Inc., par value of the
	proportional notional amount of Pfizer, Inc.,
	4.65%, 3/1/18. Expires March 2017.		—	$32,935

23

NT Diversified Bond

Notes to Schedule of Investments
CAD = Canadian Dollar
Equivalent = Security whose principal payments are backed by the full faith and credit of the United States
EUR = Euro
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GMAC = General Motors Acceptance Corporation
GNMA = Government National Mortgage Association
GO = General Obligation
LB-UBS = Lehman Brothers, Inc. — UBS AG
LIBOR = London Interbank Offered Rate
MASTR = Mortgage Asset Securitization Transactions, Inc.
NOK = Norwegian Krone
resets = The frequency with which a security’s coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.
SEQ = Sequential Payer
USD = United States Dollar
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
(1) Security, or a portion thereof, has been segregated for forward commitments, when-issued securities, futures contracts, and/or swap agreements. At the period end, the aggregate value of securities pledged was $76,262,000.
(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was
$23,221,891, which represented 4.4% of total net assets.
(3) When-issued security.
(4) Industry is less than 0.05% of total net assets.
(5) Final maturity indicated, unless otherwise noted.
(6) Forward commitment.
(7) The debt is guaranteed under the Federal Deposit Insurance Corporation’s (FDIC) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or
December 31, 2012.
(8) The rate indicated is the yield to maturity at purchase.

Industry and geographic classifications are unaudited.

See Notes to Financial Statements.

24

Statement of Assets and Liabilities

MARCH 31, 2010
Assets
Investment securities, at value (cost of $520,022,050)	$530,821,476
Receivable for investments sold	396,791
Receivable for forward foreign currency exchange contracts	58,850
Receivable for capital shares sold	480,681
Receivable for variation margin on futures contracts	37,714
Swap agreements, at value	32,935
Interest receivable	4,044,809
535,873,256

Liabilities
Payable for investments purchased	7,498,980
Payable for capital shares redeemed	291,997
Payable for variation margin on futures contracts	40,124
Accrued management fees	154,470
7,985,571

Net Assets	$527,887,685

Institutional Class Capital Shares
Outstanding (unlimited number of shares authorized)	50,212,823

Net Asset Value Per Share	$10.51

Net Assets Consist of:
Capital paid in	$515,905,060
Undistributed net investment income	20,797
Undistributed net realized gain on investment and foreign currency transactions	1,098,958
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	10,862,870
$527,887,685

See Notes to Financial Statements.

25

Statement of Operations

YEAR ENDED MARCH 31, 2010
Investment Income (Loss)
Income:
Interest	$14,741,489
Securities lending, net	3,114
14,744,603
Expenses:
Management fees	1,541,096
Trustees’ fees and expenses	13,759
Other expenses	136
1,554,991
Fees waived	(137,409)
1,417,582

Net investment income (loss)	13,327,021

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	4,473,323
Futures contract transactions	(273,678)
Swap agreement transactions	(1,338)
Foreign currency transactions	83,509
4,281,816

Change in net unrealized appreciation (depreciation) on:
Investments	8,824,289
Futures contracts	(20,113)
Swap agreements	(40,291)
Translation of assets and liabilities in foreign currencies	50,622
8,814,507

Net realized and unrealized gain (loss)	13,096,323

Net Increase (Decrease) in Net Assets Resulting from Operations	$26,423,344

See Notes to Financial Statements.

26

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2010 AND MARCH 31, 2009
Increase (Decrease) in Net Assets	2010	2009
Operations
Net investment income (loss)	$ 13,327,021	$ 7,929,487
Net realized gain (loss)	4,281,816	(617,048)
Change in net unrealized appreciation (depreciation)	8,814,507	(1,313,943)
Net increase (decrease) in net assets resulting from operations	26,423,344	5,998,496

Distributions to Shareholders
From net investment income	(13,702,911)	(8,479,164)
From net realized gains	(1,156,395)	(4,383,522)
Decrease in net assets from distributions	(14,859,306)	(12,862,686)

Capital Share Transactions
Proceeds from shares sold	278,784,366	192,365,339
Proceeds from reinvestment of distributions	1,554,717	—
Payments for shares redeemed	(17,425,982)	(94,209,838)
Net increase (decrease) in net assets from capital share transactions	262,913,101	98,155,501

Net increase (decrease) in net assets	274,477,139	91,291,311

Net Assets
Beginning of period	253,410,546	162,119,235
End of period	$527,887,685	$253,410,546

Accumulated undistributed net investment income (loss)	$20,797	$(4,627)

Transactions in Shares of the Fund
Sold	26,710,162	19,000,859
Issued in reinvestment of distributions	147,927	—
Redeemed	(1,676,616)	(9,324,807)
Net increase (decrease) in shares of the fund	25,181,473	9,676,052

See Notes to Financial Statements.

27

Notes to Financial Statements

MARCH 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization — American Century Investment Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. NT Diversified Bond Fund (NT Diversified Bond) (the fund) is one fund in a series issued by the trust. The fund is diversified under the 1940 Act. The fund’s investment objective is to seek a high level of income by investing in non-money market debt securities. The fund is not permitted to invest in any securities issued by companies assigned by the Global Industry Classification Standard to the tobacco industry. The following is a summary of the fund’s significant accounting policies.

Security Valuations — Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Investments in open-end management investment companies are valued at the reported net asset value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Trustees. If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the fund to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Securities on Loan — The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of Operations. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

Foreign Currency Translations —All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments,

28

respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as “roll” transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund accounts for “roll” transactions as purchases and sales; as such these transactions may increase portfolio turnover.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the fund remain subject to examination by tax authorities. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income for the fund are declared daily and paid monthly. Distributions from net realized gains for the fund, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — In preparing the financial statements, management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

29

2. Fees and Transactions with Related Parties

Management Fees — The trust has entered into a Management Agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.2925% to 0.4100% and the rates for the Complex Fee range from 0.0500% to 0.1100%. Effective August 1, 2009, the investment advisor voluntarily agreed to waive 0.049% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2010 and cannot terminate it without consulting the Board of Trustees. The effective annual management fee before waiver for the fund for the year ended March 31, 2010 was 0.41%. The effective annual management fee after waiver for the fund for the year ended March 31, 2010 was 0.38%.

Related Parties — Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust’s investment advisor, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust’s transfer agent, American Century Services, LLC. The fund is wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the fund for the purpose of exercising management or control.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The fund has a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended March 31, 2010, totaled $608,517,961, of which $446,322,784 represented U.S. Treasury and Government Agency obligations. Sales of investment securities, excluding short-term investments, for the year ended March 31, 2010, totaled $377,808,523, of which $311,664,082 represented U.S. Treasury and Government Agency obligations.

4. Securities Lending

As of March 31, 2010, the fund did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The fund’s risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited. Investments made with cash collateral may decline in value.

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5. Fair Value Measurements

The fund’s security valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

• Level 2 valuation inputs consist of significant direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

• Level 3 valuation inputs consist of significant unobservable inputs (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund’s securities and other financial instruments as of March 31, 2010. The Schedule of Investments provides additional details on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Corporate Bonds	—	$146,441,079	—
U.S. Treasury Securities	—	145,335,903	—
U.S. Government Agency Mortgage-Backed Securities	—	106,093,444	—
U.S. Government Agency Securities and Equivalents	—	42,218,414	—
Commercial Mortgage-Backed Securities	—	28,859,846	—
Collateralized Mortgage Obligations	—	19,133,067	—
Municipal Securities	—	6,736,062	—
Sovereign Governments & Agencies	—	6,571,875	—
Asset-Backed Securities	—	2,312,849	—
Short-Term Investments	—	1,260,264	—
Temporary Cash Investments	$58,673	25,800,000	—
Total Value of Investment Securities	$58,673	$530,762,803	—

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$58,850	—
Futures Contracts	$(20,113)	—	—
Swap Agreements	—	32,935	—
Total Unrealized Gain (Loss)
on Other Financial Instruments	$(20,113)	$91,785	—

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6. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/ seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Swap agreements are valued daily at current market value as provided by a commercial pricing service and/or independent brokers. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The credit risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund began investing in interest rate risk derivatives in November 2009. The interest rate risk derivative instruments at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume since November 2009.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund began investing in foreign currency

32

risk derivatives in September 2009. The foreign currency risk derivative instruments at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume since September 2009.

Value of Derivative Instruments as of March 31, 2010

	Asset Derivatives		Liability Derivatives
	Location on Statement		Location on Statement
Type of Derivative	of Assets and Liabilities	Value	of Assets and Liabilities	Value
Credit Risk	Swap agreements	$ 32,935	Swap agreements	—
Interest Rate Risk	Receivable for variation margin	37,714	Payable for variation margin	$40,124
	on futures contracts		on futures contracts
Foreign Currency Risk	Receivable for forward foreign	58,850	Payable for forward foreign	—
	currency exchange contracts		currency exchange contracts
		$129,499		$40,124

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2010

Change in Net Unrealized
	Net Realized Gain (Loss)		Appreciation (Depreciation)
	Location on Statement		Location on Statement
Type of Derivative	of Operations	Value	of Operations	Value
Credit Risk	Net realized gain (loss) on	$ (1,338)	Change in net unrealized	$(40,291)
	swap agreement transactions		appreciation (depreciation)
on swap agreements
Interest Rate Risk	Net realized gain (loss) on	(273,678)	Change in net unrealized	(20,113)
	futures contract transactions		appreciation (depreciation)
on futures contracts
Foreign Currency Risk	Net realized gain (loss) on	88,086	Change in net unrealized	58,850
	foreign currency transactions		appreciation (depreciation)
on translation of assets and
liabilities in foreign currencies
		$(186,930)		$ (1,554)

7. Interfund Lending

The fund, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Trustees. During the year ended March 31, 2010, the fund did not utilize the program.

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8. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2010 and March 31, 2009 were as follows:

	2010	2009
Distributions Paid From
Ordinary income	$14,859,306	$11,238,045
Long-term capital gains	—	$1,624,641

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2010, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$520,298,271
Gross tax appreciation of investments	$12,485,484
Gross tax depreciation of investments	(1,962,279)
Net tax appreciation (depreciation) of investments	$10,523,205
Net tax appreciation (depreciation) on derivatives and translation
of assets and liabilities in foreign currencies	$ 24,707
Net tax appreciation (depreciation)	$10,547,912
Undistributed ordinary income	$1,434,713

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on straddle positions.

9. Corporate Event

As part of a long-standing estate and business succession plan established by ACC Co-Chairman James E. Stowers, Jr., the founder of American Century Investments, ACC Co-Chairman Richard W. Brown succeeded Mr. Stowers as trustee of a trust that holds a greater-than-25% voting interest in ACC, the parent corporation of each fund’s advisor. Under the 1940 Act, this is presumed to represent control of ACC even though it is less than a majority interest. The change of trustee may technically be considered a “change of control” of ACC and therefore also a change of control of each fund’s advisor even though there has been no change to their management and none is anticipated. The “change of control” resulted in the assignment of each fund’s investment advisory agreement. Under the 1940 Act, an assignment automatically terminated such agreement, making the approval of a new agreement necessary.

On February 18, 2010, the Board of Trustees approved interim investment advisory agreements under which each fund will be managed until new agreements are approved by fund shareholders. On April 1, 2010, the Board of Trustees approved new investment advisory agreements. The interim agreements and the new agreements are substantially identical to the terminated agreements (with the exception of different effective and termination dates) and will not result in changes in the management of American Century Investments, the funds, their investment objectives, fees or services provided. The new agreements have been submitted to shareholders for approval at a Special Meeting of Shareholders to be held on June 16, 2010.

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10. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) Section 815-10 (formerly Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities —an amendment of FASB Statement No. 133”). ASC Section 815-10 is effective for interim periods beginning after November 15, 2008 and has been adopted by the fund. ASC Section 815-10 amends and expands disclosures about derivative instruments and hedging activities. ASC Section 815-10 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

11. Other Tax Information (Unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $1,156,395 of distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

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Financial Highlights

NT Diversified Bond

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
	2010	2009	2008	2007(1)
Per-Share Data
Net Asset Value, Beginning of Period	$10.12	$10.56	$10.19	$10.00
Income From Investment Operations
Net Investment Income (Loss)(2)	0.37	0.43	0.49	0.44
Net Realized and Unrealized Gain (Loss)	0.43	(0.10)	0.43	0.24
Total From Investment Operations	0.80	0.33	0.92	0.68
Distributions
From Net Investment Income	(0.38)	(0.47)	(0.49)	(0.44)
From Net Realized Gains	(0.03)	(0.30)	(0.06)	(0.05)
Total Distributions	(0.41)	(0.77)	(0.55)	(0.49)
Net Asset Value, End of Period	$10.51	$10.12	$10.56	$10.19

Total Return(3)	7.99%	3.36%	9.32%	6.96%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.38%(4)	0.42%	0.42%	0.42%(5)
Ratio of Operating Expenses to Average Net Assets
(Before Expense Waiver)	0.41%	0.42%	0.42%	0.42%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.53%(4)	4.17%	4.82%	4.95%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets (Before Expense Waiver)	3.50%	4.17%	4.82%	4.95%(5)
Portfolio Turnover Rate	104%	299%	246%	308%
Net Assets, End of Period (in thousands)	$527,888	$253,411	$162,119	$113,454
(1) May 12, 2006 (fund inception) through March 31, 2007.
(2) Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Total returns are calculated based on the net asset value of the last business day.
(4)	Effective August 1, 2009, the investment advisor voluntarily agreed to waive a portion of its management fee.
(5) Annualized.

See Notes to Financial Statements.

36

Report of Independent Registered Public Accounting Firm

To the Trustees of the American Century Investment Trust
and Shareholders of the NT Diversified Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NT Diversified Bond Fund (one of the eight funds comprising the American Century Investment Trust, hereafter referred to as the “Fund”) at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 21, 2010

37

Management

The Board of Trustees

The individuals listed below serve as trustees of the fund. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees), is 73. However, the mandatory retirement age may be extended for a period not to exceed two years with the approval of the remaining independent trustees.

Mr. Thomas is the only trustee who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other trustees (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Independent Trustees
John Freidenrich
Year of Birth: 1937
Position(s) with the Fund: Trustee
Length of Time Served: Since 2005
Principal Occupation(s) During the Past Five Years: Founder, Member and Manager, Regis
Management Company, LLC (investment management firm) (April 2004 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: AB in Economics, Stanford University; LLB,
Stanford Law School; formerly, partner and founder, Ware and Freidenrich Law
Firm and Bay Partners; formerly, President, Board of Trustees, Stanford University

Ronald J. Gilson
Year of Birth: 1946
Position(s) with the Fund: Trustee and Chairman of the Board
Length of Time Served: Since 1995
Principal Occupation(s) During the Past Five Years: Charles J. Meyers Professor of Law and
Business, Stanford Law School (1979 to present); Marc and Eva Stern Professor of
Law and Business, Columbia University School of Law (1992 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA, Washington University; JD, Yale Law School;
formerly, attorney, Steinhart, Goldberg, Feigenbaum & Ladar

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Frederick L. A. Grauer
Year of Birth: 1946
Position(s) with the Fund: Trustee
Length of Time Served: Since 2008
Principal Occupation(s) During the Past Five Years: Senior Advisor, BlackRock, Inc. (investment management firm) (2010 to present); Senior Advisor, Barclays Global Investors
(investment management firm) (2003 to 2009)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Economics, University of British Columbia;
MA in Economics, University of Chicago; PhD in Business, Stanford University;
formerly, Executive Chairman, Barclays Global Investors; Chairman and Chief
Executive Officer, Wells Fargo Nikko Investment Advisors; and Vice President,
Merrill Lynch Capital Markets Group; formerly, Director, New York Stock Exchange,
Chicago Mercantile Exchange and Columbia University; formerly, faculty member,
Graduate School of Business, Columbia University and Alfred P. Sloan School of
Management, Massachusetts Institute of Technology

Peter F. Pervere
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Intraware, Inc. (2003 to 2009); Digital Impact, Inc. (2003
to 2005)
Education/Other Professional Experience: BA in History, Stanford University; CPA; formerly,
Vice President and Chief Financial Officer, Commerce One, Inc. (software and services provider); formerly, Vice President and Corporate Controller, Sybase, Inc.;
formerly with accounting firm of Arthur Young & Co.

Myron S. Scholes
Year of Birth: 1941
Position(s) with the Fund: Trustee
Length of Time Served: Since 1980
Principal Occupation(s) During the Past Five Years: Chairman, Platinum Grove Asset
Management, L.P. (asset manager) (1999 to 2009); Frank E. Buck Professor of
Finance-Emeritus, Stanford Graduate School of Business (1996 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Dimensional Fund Advisors (investment advisor); CME
Group, Inc. (futures and options exchange)
Education/Other Professional Experience: BA in Economics, McMaster University (Ontario);
MBA and PhD, University of Chicago; formerly, Senior Research Fellow at the
Hoover Institute; formerly, Edward Eagle Brown Professor of Finance, University of
Chicago; recipient of the Alfred Nobel Memorial Prize in Economic Sciences

39

John B. Shoven
Year of Birth: 1947
Position(s) with the Fund: Trustee
Length of Time Served: Since 2002
Principal Occupation(s) During the Past Five Years: Professor of Economics, Stanford University
(1973 to present)
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: Cadence Design Systems; Exponent; Financial Engines;
PalmSource, Inc. (2002 to 2005); Watson Wyatt Worldwide (2002 to 2006)
Education/Other Professional Experience: BA in Physics, University of California; PhD in
Economics, Yale University; Director of the Stanford Institute for Economic Policy
Research (1999 to present); formerly, Chair of Economics and Dean of Humanities and Sciences, Stanford University

Jeanne D. Wohlers
Year of Birth: 1945
Position(s) with the Fund: Trustee
Length of Time Served: Since 1984
Principal Occupation(s) During the Past Five Years: Retired
Number of Funds in Fund Complex Overseen by Trustee: 41
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Mathematics, Skidmore College; MBA,
Columbia University; Chartered Financial Analyst (CFA); formerly, Vice President,
Chief Financial Officer and Secretary, Sybase, Inc.; prior experience as an investment officer and investment analyst

Interested Trustee
Jonathan S. Thomas
Year of Birth: 1963
Position(s) with the Fund: Trustee and President
Length of Time Served: Since 2007
Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer,
ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to
February 2007); Executive Vice President, ACC (November 2005 to February 2007).
Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President,
ACIM; Director, ACIM and other ACC subsidiaries. Global Chief Operating Officer and Managing Director, Morgan Stanley (investment management) (March 2000 to
November 2005)
Number of Funds in Fund Complex Overseen by Trustee: 104
Other Directorships Held by Trustee: None
Education/Other Professional Experience: BA in Economics, University of Massachusetts;
MBA, Boston College; formerly held senior leadership roles with Fidelity
Investments, Boston Financial Services and Bank of America; serves on the Board of
Governors of the Investment Company Institute

40

Officers

The following table presents certain information about the executive officers of the fund. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name	Offices with
(Year of Birth)	the Fund	Principal Occupation(s) During the Past Five Years
Jonathan S.	Trustee and	President and Chief Executive Officer, ACC (March 2007 to present); Chief
Thomas	President	Administrative Officer, ACC (February 2006 to March 2007); Executive
(1963)	since 2007	Vice President, ACC (November 2005 to February 2007). Also serves as:
Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM;
Director, ACIM and other ACC subsidiaries. Global Chief Operating Officer and Managing Director, Morgan Stanley (March 2000 to November 2005)
Barry Fink	Executive	Chief Operating Officer and Executive Vice President, ACC (September 2007
(1955)	Vice President	to present); President, ACS (October 2007 to present); Managing Director,
	since 2007	Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley
(2000 to 2006). Also serves as: Manager, ACS, and Director, ACC and certain ACC subsidiaries
Maryanne L.	Chief Compliance	Chief Compliance Officer, American Century funds, ACIM and ACS (August
Roepke	Officer since 2006	2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006);
(1956)	and Senior	and Treasurer and Chief Financial Officer, various American Century funds
	Vice President	(July 2000 to August 2006). Also serves as: Senior Vice President, ACS since 2000
Charles A.	General Counsel	Attorney, ACC (February 1994 to present); Vice President, ACC (November
Etherington	since 2007 and	2005 to present); General Counsel, ACC (March 2007 to present); Also
(1957)	Senior Vice	serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries;
	President	and Senior Vice President, ACIM and ACS
since 2006
Robert J. Leach	Vice President,	Vice President, ACS (February 2000 to present); and Controller, various
(1966)	Treasurer and	American Century funds (1997 to September 2006)
Chief Financial
Officer since 2006
David H. Reinmiller	Vice President	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC
(1963)	since 2001	(January 2001 to present); Chief Compliance Officer, American Century funds and ACIM (January 2001 to February 2005). Also serves as: Vice
President, ACIM and ACS
Ward D. Stauffer	Secretary since	Attorney, ACC (June 2003 to Present)
(1960)	2005

The SAI has additional information about the fund’s trustees and is available without charge, upon request, by calling 1-800-345-2021.

41

Board Approval of Management Agreements

American Century Investment Management, Inc. (“ACIM” or the “Advisor”) currently serves as investment advisor to the Fund under an interim management agreement (the “Interim Management Agreement”) between the Advisor and the Fund approved by the Fund’s Board of Trustees (the “Board”). The Advisor previously served as investment advisor to the Fund pursuant to a management agreement (the “Prior Management Agreement”) that terminated in accordance with its terms on February 16, 2010, as a result of a change of control of the Advisor’s parent company, American Century Companies, Inc. (“ACC”). The change in control occurred as the result of a change in the trustee of a trust created by James E. Stowers, Jr., the founder of American Century Investments that holds shares representing a significant interest in ACC stock. Mr. Stowers previously served as the trustee of the trust. On February 16, 2010, Richard W. Brown, Co-Chairman of ACC with Mr. Stowers, became the trustee in accordance with the terms of the trust and Mr. Stowers’ long-standing estate and succession plan.

On February 18, 2010, the Board approved the Interim Management Agreement in accordance with Rule 15a-4 under the Investment Company Act to ensure continued management of the Fund by the Advisor after the termination of the Prior Management Agreement and until shareholder approval of a new management agreement (the “Proposed Management Agreement”) as required under the Act. The Board has approved the Proposed Management Agreement and has recommended its approval to shareholders. Fund shareholders are scheduled to consider approval of the Proposed Management Agreement at a meeting to be held on June 16, 2010.

The Interim Management Agreement and the Proposed Management Agreement are substantially identical to the Prior Management Agreement except for their effective dates and the termination provisions of the Interim Management Agreement. Under the Interim and Proposed Management Agreements, the Advisor will provide the same services to the Fund and receive the same compensation rate as under the Prior Management Agreement.

Basis for Board Approval of Interim Management Agreement

In considering the approval of the Interim Management Agreement, Rule 15a-4 requires the Board to approve the contract within ten business days of the termination of the prior agreement and to determine that the compensation to be received under the interim agreement is no greater than would have been received under the prior agreement. In connection with the approval, the Board noted that it oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations.

In evaluating the Interim Management Agreement, the Board, assisted by the advice of its independent legal counsel, considered a number of factors in addition to those required by the rule with no one factor being determinative to its analysis. Among the factors considered by the Board were the circumstances and effect of the change of control, the fact that the Advisor

42

will provide the same services and receive the same compensation rate as under the Prior Management Agreements, and that the change of control did not result in a change of the personnel managing the Fund. Upon completion of its analysis, the Board approved the Interim Management Agreement, determining that the continued management of the Fund by the Advisor was in the best interests of the Fund and Fund shareholders.

Basis for Board Approval of Proposed Management Agreement

At a meeting held on April 1, 2010, after considering all information presented, the Board approved, and determined to recommend that shareholders approve, the Proposed Management Agreement. In connection with that approval, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and services provided to the Fund by the Advisor. The Board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the Board, the nature and quality of significant services provided by the Advisor, the investment performance of the Fund, shareholder services, audit and compliance functions and a variety of other matters relating to the Fund’s operations. The information considered and the discussions held at the meetings included, but were not limited to:

• the nature, extent and quality of investment management, shareholder services and other services provided to the Fund;

• the wide range of programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

• the compliance policies, procedures, and regulatory experience of the Advisor;

• data comparing the cost of owning the Fund to the cost of owning similar funds;

• the fact that there will be no changes to the fees, services, or personnel who provide such services as compared to the Prior Management Agreement;

• data comparing the Fund’s performance to appropriate benchmarks and/ or a peer group of other mutual funds with similar investment objectives and strategies;

• financial data showing the profitability of the Fund to the Advisor and the overall profitability of the Advisor;

• data comparing services provided and charges to the Fund with those for other non-fund investment management clients of the Advisor; and

• consideration of collateral or “fall-out” benefits derived by the Advisor from the management of the Fund and potential sharing of economies of scale in connection with the management of the Fund.

43

The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In particular, the Board recognized that shareholders may have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

The Board considered all of the information provided by the Advisor, the independent data providers, and the Board’s independent legal counsel, and evaluated such information for the Fund. The Board did not identify any single factor as being all-important or controlling, and each Board member may have attributed different levels of importance to different factors. In deciding to approve the Proposed Management Agreement under the terms ultimately determined by the Board to be appropriate, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services—Generally. Under the Proposed Management Agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the Proposed Management Agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

• constructing and designing the Fund

• portfolio research and security selection

• initial capitalization/funding

• securities trading

• Fund administration

• custody of Fund assets

• daily valuation of the Fund’s portfolio

• shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

• legal services

• regulatory and portfolio compliance

• financial reporting

• marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment.

44

Investment Management Services. The investment management services provided to the Fund are complex and provide Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. As a part of its general oversight and in evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. In providing these services, the Advisor utilizes teams of investment professionals who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. If performance concerns are identified, the underperforming Fund receives special reviews until performance improves, during which time the Board discusses with the Advisor the reasons for such underperformance and any efforts being undertaken to improve performance.

Shareholder and Other Services. Under the Proposed Management Agreement, the Advisor will also provide the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through the various committees of the Board, regularly reviews reports and evaluations of such services. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

Costs of Services Provided and Profitability. The Advisor provided detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Board reviewed with the Advisor the methodology used to prepare this financial information. The Board has also reviewed with the Advisor its methodology for compensating the investment professionals that provide services to the Fund as well as compensation to the five highest paid personnel of the Advisor. This financial information regarding the Advisor is considered in order to evaluate the Advisor’s financial condition, its ability to continue to provide services under the Proposed Management Agreement, and the reasonableness of the proposed management fees.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. It noted that the Advisor’s practices generally meet or exceed industry best practices.

45

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The analysis of economies of scale is further complicated by the additional services and content provided by the Advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Board seeks to evaluate economies of scale by reviewing information, such as year-over-year profitability of the Advisor generally, the profitability of its management of the Fund specifically, and the expenses incurred by the Advisor in providing various functions to the Fund. The Board believes the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, fee breakpoints as the fund complex and the Fund increases in size, and through reinvestment in its business to provide shareholders additional services and enhancements to existing services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the Fund reflect the complexity of assessing economies of scale.

Comparison to Fees of Funds not Managed by the Advisor. Both the Prior and Proposed Management Agreements provide that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s Independent Trustees (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties that provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, the components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of similar funds not managed by the Advisor. The Board concluded that the management fee to be paid by the Fund to the Advisor under the Proposed Management Agreement is reasonable in light of the services to be provided to the Fund.

46

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature and extent of the services, fees, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board concluded that the Advisor’s primary business is managing mutual funds and it generally does not use Fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Fund to determine breakpoints in the Fund’s fee schedule, provided they are managed using the same investment team and strategy.

Conclusion of the Board. As a result of this process, the Board, in the absence of particular circumstances and assisted by the advice of its independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the Proposed Management Agreement be approved and recommended its approval to Fund shareholders.

47

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

48

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The Barclays Capital U.S. Aggregate Index represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S. dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays Capital U.S. Corporate High-Yield Index covers the universe of fixed-rate, non-investment grade corporate debt of issuers in non-emerging market countries.

The Barclays Capital U.S. Corporate Investment-Grade Index is a component of the U.S. Aggregate Index and includes publicly issued U.S. corporate debentures and secured notes.

The Barclays Capital U.S. Mortgage-Backed Securities Index is a component of the U.S. Aggregate Index and covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).

The Barclays Capital U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more and excludes zero coupon strips.

The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index consists of Treasury inflation-protected securities with a remaining maturity of one year or more.

The Citigroup US Broad Investment-Grade (BIG) Bond Index is a market-capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

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Notes

50

Notes

51

Notes

52

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century Investment Trust
Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

1005
CL-ANN-68260N

ITEM 2. CODE OF ETHICS.
(a)	The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to
American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on
Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

	FY 2009:	$201,665
	FY 2010:	$186,212

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

	For services rendered to the registrant:

	FY 2009:	$0
	FY 2010:	$0

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):

	FY 2009:	$0
	FY 2010:	$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

	For services rendered to the registrant:

	FY 2009:	$0
	FY 2010:	$0

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):

	FY 2009:	$0
	FY 2010:	$0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

	For services rendered to the registrant:

	FY 2009:	$0
	FY 2010:	$0

	Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
	(relating to certain engagements for non-audit services with the registrant’s investment adviser
	and its affiliates):

	FY 2009:	$0
	FY 2010:	$0

(e)(1)	In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)	All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of
Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

	FY 2009:	$121,276
	FY 2010:	$176,524

(h)	The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.
(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset
Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591,
on September 29, 2005.

(a)(2)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the
Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-
99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Investment Trust

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	May 28, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	May 28, 2010

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	May 28, 2010